As filed with the Securities and Exchange Commission on or about April 24, 2026

Registration Statement File No. 333-112626
Registration Statement File No. 811-08619

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4

 REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.

☒ Post-Effective Amendment No. 42

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

 ☒ Amendment No. 269
(Check appropriate box or boxes.)

Massachusetts Mutual Variable Annuity Separate Account 4
(Exact Name of Registered Separate Account)

Massachusetts Mutual Life Insurance Company
(Name of Insurance Company)

1295 State Street, Springfield, Massachusetts 01111-0001
(Address of Insurance Company’s Principal Executive Offices)

(413) 788-8411
(Insurance Company’s Telephone Number, including Area Code)

Gary Murtagh
Head of Insurance Product & Operations Law
Massachusetts Mutual Life Insurance Company
1295 State Street
Springfield, Massachusetts 01111-0001
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)

☒	on April 27, 2026 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on __________ pursuant to paragraph (a)(1) of rule 485 under the Securities Act of 1933 (“Securities Act”).

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Check each box that appropriately characterizes the Registrant:

☐	New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3 years preceding this filing)

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))

☐	If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act

☐	Insurance Company relying on Rule 12h-7 under the Exchange Act

☐	Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)

Title of Securities Being Registered: Units of Interest in MassMutual Transitions SelectSM, an Individual or Group Deferred Variable Annuity Contract.

MassMutual Transitions SelectSM Variable Annuity

Issued by Massachusetts Mutual Life Insurance Company

Massachusetts Mutual Variable Annuity Separate Account 4

This prospectus describes an individual deferred variable annuity contract (Contract) offered by Massachusetts Mutual Life Insurance Company (‘‘MassMutual®,’’ ‘‘Company,’’ ‘‘we,’’ ‘‘us’’). The Contract offers a choice of features and benefits. You, as the Owner of the Contract (‘‘you,’’ ‘‘Owner’’), determine which ones may be appropriate for you, based on your financial circumstances and objectives. The fees and charges that you pay are based on the features and benefits applicable to your Contract. We no longer sell the Contract. However, we continue to administer existing Contracts.

You may accumulate value under your Contract by allocating your money to various fixed account options (The Fixed Accounts) and/or one or more variable investment divisions (Sub-Accounts) of Massachusetts Mutual Variable Annuity Separate Account 4 (Separate Account). Each Sub-Account, in turn, invests in one of the investment entities (Funds) listed in ‘‘Appendix A – Investment Options Under the Contract.’’ The investment options available to you are restricted if you elect certain optional features. See ‘‘Transfers and Transfer Programs – Asset Allocation Programs’’ for more information.

The Contract is a complex investment and involves risks, including potential loss of all amounts you allocate to a Sub-Account. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals may result in the assessment of a Contingent Deferred Sales Charge, income tax, and premature distribution taxes.

The Contract:

• is not a bank or credit union deposit or obligation.
• is not FDIC or NCUA insured.
• is not insured by any federal government agency.
• is not guaranteed by any bank or credit union.
• may go down in value.
• provides guarantees that are subject to our financial strength and claims-paying ability.

IF YOU ARE A NEW INVESTOR IN THE CONTRACT, YOU MAY CANCEL YOUR CONTRACT
WITHIN 10 DAYS OF RECEIVING IT WITHOUT PAYING FEES OR PENALTIES.

In some states this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract Value. You should review the prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission staff and is available at www.investor.gov.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus is not an offer to sell the Contract in any jurisdiction where it is illegal to offer the Contract nor is it an offer to sell the Contract to anyone to whom it is illegal to offer the Contract.

Please read this prospectus before investing. You should keep it for future reference. It contains important information about the MassMutual Transitions Select Variable Annuity.

Effective April 27, 2026

Glossary

Accumulation Phase. The period during which Purchase Payments may be made. Begins on the date the Contract is issued and ends on the date the Owner applies the full Contract Value to an Annuity Option or upon Contract termination.

Accumulation Unit. A unit of measure used to determine your value in a Sub-Account during the Accumulation Phase.

Age. The age of any Owner or Annuitant on his/her birthday nearest the date for which Age is being determined, except when discussed in regard to specific tax provisions.

Annuitant. The person(s) on whose life Annuity Payments are based, with the exception of the non-lifetime contingent option. See “The Income Phase – Annuity Options.” The term Annuitant also includes the joint Annuitant, if any. The Annuitant has no rights to the Contract.

Annuity Date. The date Annuity Payments begin. There may be more than one Annuity Date applicable to a Non-Qualified Contract if the Owner elects to apply only a portion of the Contract Value to an Annuity Option.

Annuity Options. Options available for Annuity Payments.

Annuity Payments. Series of payments made pursuant to the Annuity Option(s) elected.

Beneficiary. The person(s) or entity(ies) that the Owner designates to receive the death benefit provided by the Contract.

Business Day. Every day the New York Stock Exchange (NYSE), or its successor, is open for trading. Our Business Day ends at the Close of Business.

Close of Business. The time on a Business Day when the NYSE ends regular trading, usually at 4:00 p.m. Eastern Time. However, when the NYSE closes early or closes due to any emergency or SEC order, the Close of Business will occur at the same time.

Contingent Deferred Sales Charge (CDSC). A charge that may be assessed against each withdrawal from the Contract that exceeds the free withdrawal amount and amounts applied to Annuity Option E.

Contract. The MassMutual Transitions Select Variable Annuity; an individual deferred variable annuity contract.

Contract Anniversary. An anniversary of the Issue Date of the Contract.

Contract Value. The sum of your values in the Sub-Accounts and Fixed Account(s) during the Accumulation Phase.

Contract Year. The first Contract Year is the annual period which begins on the Issue Date and ends on the last calendar day before the first Contract Anniversary. Subsequent Contract Years begin on subsequent Contract Anniversaries.

Fixed Annuity Payments. Annuity Payments made during the Income Phase which we guarantee as to the dollar amount of each Annuity Payment.

Fund(s). The investment entities into which the assets of the Separate Account will be invested.

General Account. The Company’s general investment account, which supports the Company’s annuity and insurance obligations. The General Account’s assets include all the assets of the Company with the exception of the Separate Account and the Company’s other segregated asset accounts.

Good Order. Any application, Purchase Payments, withdrawal requests, or forms required by the Company which are satisfactory to the Company.

Income Phase. The period that begins on the Annuity Date and ends with the last Annuity Payment.

Issue Date. The date on which the Contract becomes effective. The Issue Date is included in the Contract.

Joint Owner. A person entitled to ownership rights under the Contract. See “Ownership – Owner.”

Non-Business Day. Any day when the NYSE is not open for trading. Unless specified otherwise, if the due date for any activity required by the Contract falls on any day that is not a Business Day, performance of such activity will be rendered on the first Business Day following such due date.

Non-Qualified Contract. Your Contract is referred to as a Non-Qualified Contract if it is not used to fund a qualified plan such as an Individual Retirement Annuity (IRA), Roth IRA, or a corporate pension and profit sharing plan.

Owner. The person(s) or entity entitled to ownership rights under the Contract. We allow multiple Owners, subject to certain restrictions (see ‘‘Ownership’’). Where we describe multiple Owners, we refer to them as Joint Owners.

Premium Tax. A tax imposed by certain states and other jurisdictions when a Purchase Payment is made, when Annuity Payments begin, or when the entire Contract Value is withdrawn.

Purchase Payment(s). Any amount paid to us by you or on your behalf with respect to the Contract during the Accumulation Phase, which may be decreased by the assessment of any applicable Premium Tax. Purchase Payments may not be added after the Annuity Date to any portion of the Contract Value that has been applied to an Annuity Option.

Qualified Contract. Your Contract is referred to as a Qualified Contract if it is used to fund a qualified plan such as an Individual Retirement Annuity (IRA), Roth IRA, or a corporate pension and profit- sharing plan (including 401(k) plans and H.R. 10 plans). For information on the types of qualified plans for which the Contract is available, see ‘‘Taxes – Qualified Contracts.’’

Required Minimum Distribution (RMD). A minimum amount the federal tax law requires to be withdrawn from certain Qualified Contracts each year. RMDs are generally required to begin by the required beginning date specified in IRC Section 401(a)(9).

Separate Account. The account that holds the assets underlying the Contract that are not allocated to The Fixed Accounts. The assets of the Separate Account are kept separate from the assets of the General Account and the Company’s other separate accounts.

Service Center. MassMutual, Document Management Services – Annuities W360, PO Box 9067, Springfield, MA 01102-9067, (800) 272-2216, (fax) (866) 329-4272, (email) ANNfax@MassMutual.com, www.MassMutual.com. (Overnight mail address: MassMutual, Document Management Services – Annuities W360, 1295 State Street, Springfield, MA 01111-0001.)

Sub-Account(s). The Separate Account assets are divided into Sub-Accounts. The assets of each Sub-Account will be invested in the shares of a single Fund.

The Fixed Accounts. The Fixed Accounts for Dollar Cost Averaging, Fixed Accounts with a Long-Term Guarantee, and The Fixed Account are investment options within our General Account. Purchase Payments allocated to The Fixed Accounts and transfers to The Fixed Accounts become part of our General Account.

Written Notice. A written or electronic communication or instruction sent by the Company to the Owner. Any notice the Company sends to the Owner will be sent to the Owner’s last known address. The Owner must promptly provide the Company with notice of any Owner address change.

Written Request. A written communication or instruction sent by you to the Company. A Written Request must be in Good Order and must be received by the Company’s Service Center. The Company may consent to receiving requests electronically or by telephone at the Service Center.

Overview of the Contract

What is this Contract, and what is it designed to do? The MassMutual Transitions Select Variable Annuity is designed to enable you to accumulate assets through investments in one or more of the variable investment divisions (Sub-Accounts) of the Massachusetts Mutual Variable Annuity Separate Account 4 (Separate Account) and various fixed account options. The Contract can supplement your retirement income by providing a stream of income during the Income Phase. Before you begin receiving Annuity Payments, the Contract also provides a death benefit for your designated beneficiaries. The Contract may be appropriate if you have a long term investment horizon. It is not intended for people who need to take early or frequent withdrawals or who intend to engage in frequent trading among the Sub-Accounts of the Separate Account.

We no longer sell the Contract. However, we continue to administer existing Contracts.

How do I accumulate assets in the Contract and receive income from the Contract? The Contract has two phases:
1) the Accumulation Phase and 2) the Income Phase.

The Contract offers numerous underlying funds and three fixed accounts. A list of the investment options available under the Contract is provided at the back of this prospectus. See “Appendix A – Investment Options Available Under the Contract.”

•	Accumulation Phase

During the Accumulation Phase, subject to certain restrictions, you may apply Purchase Payments to the Contract and allocate the Purchase Payments among:

○	the Sub-Accounts of the Separate Account, each of which invests in a mutual fund (Fund), with each Fund having its own investment strategy, investment adviser, expense ratio and returns, and

○	the DCA Fixed Account for a scheduled term of six, twelve, or eighteen months, to the Long-Term Guarantee Fixed Accounts, or to The Fixed Account. Assets allocated to the DCA Fixed Accounts are credited with a fixed rate of interest and are systematically transferred to Sub-Accounts that you select. Assets allocated to the Long-Term Guaranteed Fixed Accounts are credited with a specific rate of interest for a specific guaranteed period. Assets allocated to The Fixed Account are credited with a specified rate that we declare in advance.

•	Income Phase

During the Income Phase, you may receive fixed and/or variable Annuity Payments under the Contract by applying your Contract Value to a payment option. Depending on the payment option you select, payments may continue for the life of one or two Annuitants or for a specified period between 10 and 30 years.

When you elect to receive Annuity Payments, the Contract Value is applied to an Annuity Option and you may no longer be able to withdraw money from that portion of the Contract. If you apply your full Contract Value to an Annuity Option, the Accumulation Phase will end, and any other optional benefit will terminate.

You may elect to apply part of the Contract Value from your Non-Qualified Contract to an Annuity Option instead of your full Contract Value. If you elect to apply a portion of your Contract Value to an Annuity Option, the amount applied will be treated as a withdrawal for purposes of calculating the Contract Value and the value of any optional features in effect. If you choose to apply part of your Contract Value to an Annuity Option, it may have adverse tax consequences.

What are the primary features and options that the MassMutual Transitions Select Variable Annuity offers?

•	Contract Versions. There are two versions of the MassMutual Transitions Select Variable Annuity:

○	the 2008 Version (Contracts applied for on or after 9/8/2008, subject to state availability); and

○	the Pre-2008 Version (Contracts applied for prior to 9/8/2008 or in states where the 2008 Version was unavailable).

Expenses for funds offered in the 2008 Version are generally higher than the expenses for the funds offered in the Pre-2008 Version. The primary differences are disclosed in Appendix A.

•	Accessing your money. During the Accumulation Phase, you may make a partial or full withdrawal of your Contract Value by submitting a partial withdrawal form or full withdrawal form acceptable to us in Good Order to our Service Center. You may also submit the requests by other means that we authorize, such as email, telephone or fax. Contact our Service Center for details.

All withdrawals are subject to the limitations described in the prospectus. Withdrawal rights during the Annuity Period will depend on the Annuity Option selected.

•	Tax treatment. You may transfer Contract Value among investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are generally taxed only when (1) you make a partial or full withdrawal; (2) you receive an Annuity Payment under the Contract; or (3) upon payment of the death benefit.

•	Death Benefit. Your Contract includes multiple death benefit options. See ‘‘Death Benefit’’ and ‘‘Additional Benefits – Additional Death Benefit Features.’’

Once the Income Phase commences, payments upon death may be available to Beneficiaries depending upon the Annuity Option elected.

•	Optional Benefits. We offered several optional benefits that could have been added to the Contract for either an additional charge or a credit. These benefits are more fully described in the ‘‘Additional Benefits’’ section of this prospectus. Please keep in mind, once you have selected an optional benefit, your ability to select a different option may be limited.

•	Additional Benefits and Services. We make certain additional services available under the Contract at no additional charge:

The Separate Account Dollar Cost Averaging Program allows you to transfer a set amount from a Sub-Account to any other Sub-Account on a regular schedule.

The Automatic Rebalancing Program automatically rebalances your Contract Value among your selected Sub-Accounts in order to restore your allocation to the original level.

The Interest Sweep Option automatically transfers earnings from your Contract Value in The Fixed Account to any one Sub-Account or combination of Sub-Accounts that you select.

You may participate only in one of the following programs at a time: Separate Account Dollar Cost Averaging Program, Automatic Rebalancing Program, or Interest Sweep Option. You may not participate in these programs if you have a current election of the DCA Fixed Account, an Asset Allocation Program, Guaranteed Minimum Accumulation Benefit, Guaranteed Minimum Income Benefit, MassMutual Lifetime Payment Plus, or MassMutual Lifetime Income Protector. We do not charge for participation in these programs.

The Systematic Withdrawal Program allows you to set up automatic periodic withdrawals from your Contract Value. We will take any withdrawal under this Program proportionally from your Contract Value in your selected investment options.

Certain Owners may elect to allocate their Contract Value to the Custom Allocation Choice asset allocation program which requires investing within the minimum and maximum parameters allowed for each style of investment option and periodic rebalancing of Contract Value.

The prospectus and Statement of Additional Information (SAI) describe all material terms and features of your Contract. Certain non-material provisions of your Contract may be different than the general description in the prospectus and the SAI, and certain riders may not be available because of legal requirements in your state. Any such state variations will be included in your Contract or in riders or endorsements attached to your Contract. See your Contract for specific variations. Also see ‘‘Appendix Q – State Variations of Certain Contract Features.’’

Important Information You Should Consider About the Contract

	FEES, EXPENSES, AND ADJUSTMENTS	LOCATION IN PROSPECTUS
Are There Charges or Adjustments for Early Withdrawals?

Yes.
Standard  CDSC. If you withdraw money from your Contract within 7 years following your Issue Date, you may be assessed a Contingent Deferred Sales Charge (CDSC) of up to 7% of the amount withdrawn (less a 10% free withdrawal amount) or applied to Annuity Option E, declining to 0% after the seventh year.
For example, if you elect the Standard CDSC under the Contract and we issued your Contract with a $100,000 Purchase Payment, and you withdrew the $100,000 Purchase Payment during the first two years after your Issue Date, you could be assessed a charge of up to $6,300 on the amount withdrawn.
Optional Nine Year CDSC. If you withdraw money from your Contract within 9 years following your Issue Date, you may be assessed a CDSC of up to 8% of the amount withdrawn (less a 10% free withdrawal amount) or applied to Annuity Option E, declining to 0% after the ninth year.
For example, if you elect the Optional Nine Year CDSC under the Contract and we issued your Contract with a $100,000 Purchase Payment, and you withdrew the $100,000 Purchase Payment during the first two years after your Issue Date, you could be assessed a charge of up to $7,200 on the amount withdrawn.
The impact of the CDSC shown in these examples could result in a loss of principal regardless of market performance. This loss will be greater if income taxes or premature distribution taxes apply.

Charges and Deductions – Contingent Deferred Sales Charge (CDSC)
Are There Transaction Charges?

No. Currently, we do not assess a charge to transfer Contract Value among the investment options during the Accumulation Phase. However, we reserve the right to charge $20 per transfer in excess of 12 in a single calendar year.

Charges and Deductions – Transfer Fee

	FEES, EXPENSES, AND ADJUSTMENTS			LOCATION IN PROSPECTUS
Are There Ongoing Fees and Expenses?

Yes. The table below describes the fees and expenses that you may pay each year, depending on the investment options and optional benefits you choose. Please refer to your Contract specifications page(s) for information about the specific fees you will pay each year based on the options you have elected.

Charges and Deductions
	Annual Fee	Minimum	Maximum
Base Contract
	2008 Version	1.15%(1)	1.15%(1)
	Pre-2008 Version	1.15%(1)	1.15%(1)
Fund fees and expenses
	2008 Version	0.52%(2)	3.48%(2)
	Pre-2008 Version	0.44%(2)	3.48%(2)
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	0.05%(3)	1.50%(4)

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract,  which could result in the assessment of  CDSCs that substantially increase costs.

	Lowest Annual Cost:	Highest Annual Cost:(5)
	2008 Version Contract: $1,481	2008 Version Contract: $3,842
	Pre-2008 Version Contract: $1,415	Pre-2008 Version Contract: $3,781

Assumes:

•

Investment of $100,000

•

5% annual appreciation

•

Least expensive combination of Fund fees and expenses

•

No optional benefits

•

No CDSC

•

No additional Purchase Payments, transfers, or withdrawals

Assumes:

•

Investment of $100,000

•

5% annual appreciation

•

Most expensive combination of optional benefits and Fund fees and expenses

•

No CDSC

•

No additional Purchase Payments, transfers, or withdrawals

(1)	Represents the mortality and expense risk charge and administrative charge (charged as a percentage of average account value in the Separate Account on an annualized basis) and the annual contract maintenance charge (a fixed dollar amount that may be waived for certain Contract Value amounts) collected during the Contract Year that are attributable to the Contract divided by the total average net assets that are attributable to the Contract.
(2)	As a percentage of Fund assets.
(3)	This charge is the current charge for the least expensive optional benefit, the Nursing Home Waiver Benefit. In the first Contract Year, the charge is a percentage of your Purchase Payments. On the last day of your first Contract Year and on the last day of each Contract Year thereafter, the annual charge is a percentage of your Contract Value on that date.

(4)	This charge is the current charge for the most expensive optional benefit, the MassMutual Guaranteed Income Plus 5 or 6 (GMIB 5 or GMIB 6). The charge is equal to, on an annual basis, a percentage of your GMIB value deducted quarterly in arrears while the feature is in effect.
(5)	The calculation of the highest annual cost assumes the election of the following optional features: GMIB 5 or GMIB 6, the Annual Ratchet Death Benefit, the 10%/20% Free Withdrawal Benefit, the Nursing Home Waiver Benefit and the Equalizer Benefit.

	RISKS	LOCATION IN PROSPECTUS
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in this Contract, including loss of principal.	Principal Risks of Investing in the Contract
Is This a Short-Term Investment?

No.

•

This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.

•

CDSCs may apply for up to seven years (nine years if the optional nine year  CDSC schedule is elected) following your Issue Date on amounts withdrawn that exceed the free withdrawal amount or when Contract Value is applied to Annuity Option E.

•

If CDSCs apply, they will reduce the value of your Contract if you withdraw money during that time. The benefits of tax deferral also mean the Contract is more beneficial to investors with a long time horizon.

•

Withdrawals may result in income taxes and premature distribution taxes.

Principal Risks of Investing in the Contract
What are the Risks Associated with the Investment Options?
•

An investment in this Contract is subject to the risk of poor investment performance of the Funds you choose and can vary depending upon the performance of the funds available under the Contract.

•

Each Fund and fixed account has its own unique risks.

•

You should review the investment options, including prospectuses for the available Funds and the terms of any fixed account, before making an investment decision.

Principal Risks of Investing in the Contract
What are the Risks Related to the Insurance Company?
•

Any obligations (including under any fixed account), guarantees, and benefits of the Contract are subject to the claims-paying ability of MassMutual. If MassMutual experiences financial distress, it may not be able to meet its obligations to you. More information about MassMutual, including its financial strength ratings, is available by request by calling (800) 272-2216 or by visiting www.MassMutual.com/ratings.

Principal Risks of Investing in the Contract

	RESTRICTIONS	LOCATION IN PROSPECTUS
Are There Restrictions on the Investment Options?

Yes.

•

Currently, there is no charge when you transfer Contract Value among investment options. However, we reserve the right to charge $20 per transfer in excess of 12 in a single calendar year.

•

We reserve the right to remove or substitute Funds as investment options that are available under the Contract.

•

We reserve the right to limit transfers if frequent or large transfers occur.

•

We reserve the right to reject subsequent Purchase Payments into the DCA Fixed Account to establish a DCA Fixed Account Term or into a current DCA Term.

•

You may not  transfer your Contract Value in the DCA Fixed Account to The Fixed Account or a Long-Term Guarantee Fixed Account.

•

If you are participating in a Guaranteed Minimum Accumulation Benefit, a Guaranteed Minimum Income Benefit, MassMutual  Lifetime Payment Plus, or MassMutual Lifetime Income Protector, we limit the investment options available if you and you cannot make allocations to the Long-Term Guarantee Fixed  Accounts or The Fixed Account.

•

Depending on when your Contract was issued, there are limits on how much of each Purchase payment you may allocate between The Fixed Account and  the Long-Term Guarantee Fixed Accounts.

•

There are additional rules limiting your ability to transfer Contract Value out of or into The Fixed Account.

General Information about Massachusetts Mutual Life Insurance Company, the Separate Account and the Investment Options  –  The Funds
General Information about  Massachusetts Mutual Life  Insurance Company, the  Separate Account and the  Investment Options –  The Fixed Accounts
Transfers and Transfer  Programs – Transfers During the Accumulation Phase
Transfers and Transfer Programs  –  Limits on Frequent Trading and Market Timing Activity

	RESTRICTIONS	LOCATION IN PROSPECTUS
Are There Any Restrictions on Contract Benefits?

Yes.

•

We limit the investment options available if you are participating in any of the following optional benefits. This means you will be limited in your choice of Sub-Account investments and may be limited in how much you can invest in certain Sub-Accounts. This also means you will not be able to allocate Contract Value to all of the Sub-Accounts that are available to Owners who have not elected one of these optional benefits. We impose allocation restrictions to reduce the risk of investment losses that may require us to use our General Account assets to honor the guarantee under these optional benefits. We may change these restrictions in the future.

         ○   MassMutual Lifetime Income Protector
         ○    Guaranteed Minimum Accumulation Benefit
         ○    Guaranteed Minimum Income Benefit
         ○   MassMutual Lifetime Payment Plus

•

Since we no longer offer this Contract for sale, you may no longer elect any additional optional benefits under this Contract.

•

For certain optional benefits, withdrawals, including withdrawals that exceed limits specified by the terms of the optional benefit, may affect the availability of the benefit by reducing the benefit by an amount greater than the value withdrawn and/or could terminate the benefit. See ‘‘Additional Benefits – Guaranteed Minimum Accumulation Benefit,’’ ‘‘Additional Benefits – Guaranteed Minimum Income Benefit,’’ ‘‘Additional Benefits – MassMutual Lifetime Income Protector,’’   and ‘‘Additional Benefits – MassMutual Lifetime Payment Plus.’’

•

If you are participating in the Guaranteed Minimum Accumulation Benefit, Guaranteed Minimum Income Benefit, MassMutual Lifetime Payment Plus, or MassMutual Lifetime Income Protector, you may not participate in the Separate Account Dollar Cost Averaging Program, Automatic Rebalancing Program, Interest Sweep Option, or any fixed account.

•

If you are participating in MassMutual Lifetime Income Protector, the Guaranteed Minimum Accumulation Benefit, the Guaranteed Minimum Income Benefit, or MassMutual Lifetime Payment Plus and elected a Directed Allocation Model, the Custom Allocation Choice program or the Custom Allocation Choice Select program, you agree to authorize us to automatically rebalance your Contract Value among the Sub-Accounts available under the Program on a periodic basis to continue to follow the Custom Allocation Choice program or Custom Allocation Choice Select program investment parameters.

•

You cannot elect the Annual Ratchet Death Benefit if you are participating in the MassMutual Lifetime Income Protector.

•

You may only participate in one death benefit at a time.

•

Some optional features are not available if you are a certain Age.

Additional Benefits – Additional Death Benefit Features

Additional Benefits – Guaranteed Minimum Accumulation Benefit (GMAB)

Additional Benefits – Guaranteed Minimum Income Benefit (GMIB)

Additional Benefits – MassMutual Lifetime Income ProtectorSM

Additional Benefits – MassMutual Lifetime Payment PlusSM

	TAXES	LOCATION IN PROSPECTUS
What are the Contract’s Tax Implications?
•

You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.

•

If your Contract is funding a qualified retirement plan or individual retirement annuity (IRA), you do not receive any additional tax deferral.

•

Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay an additional income tax if you take a withdrawal before age 59½. Earnings for this purpose consist of Contract Value in excess of your after-tax investment (cost basis) in the Contract.

Taxes

	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
How are Investment Professionals Compensated?
•

Your registered representative may have received compensation, in the form of commissions, for selling this Contract to you. If your registered representative is also a MassMutual insurance agent, they are also eligible for certain cash and non-cash benefits from MassMutual.

•

Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency (contract retention). Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans.

•

Sales of the Contract may have helped these registered representatives and their supervisors qualify for such benefits.

•

This conflict of interest may have influenced your registered representative to offer or recommend this Contract over another investment.

Distribution
Should I Exchange my Contract?
•

Because the Contract is no longer sold, you would not be affected by a scenario in which you are asked to replace an existing annuity contract you own with a new purchase of this Contract. However, in general you should be aware that some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. Thus, in general, you should only exchange your annuity contract if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate your existing contract, that it is preferable for you to purchase the new annuity rather than continue to own the existing annuity.

N/A

Additional Information about Fees

The following tables describe the fees and expenses you pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page(s) for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract Value between investment options. State Premium Taxes may also be deducted.

Transaction Expenses	Maximum	Current
Contingent Deferred Sales Charge (CDSC)(1)
Standard(2)	7%	7%
Optional Nine Year (credit provided if elected)(3)	8%	8%
(1)	The CDSC percentage charge is based on the length of time between when we issued your Contract and when you make a withdrawal or apply a portion or all of your Contract Value to Annuity Option E.
(2)	The CDSC percentage decreases over time in the following manner: 7% (for first three years), 6% (for 4th year), 5% (for 5th year), 4% (for 6th year), 3% (for 7th year), and 0% (for 8th year and later).
See ‘‘Charges and Deductions – Contingent Deferred Sales Charge (CDSC)’’ for more information.
(3)	The Optional Nine Year Contingent Deferred Sale Charges decreases over time in the following manner: 8% (for first two years), 7% (for 3rd year), 6% (in 4th year), 5% (in 5th year), 4% (in 6th year), 3% (in 7th year), 2% (in 8th year), 1% (in 9th year), and 0% (in 10th year or later).
See ‘‘Charges and Deductions – Contingent Deferred Sales Charge (CDSC)’’ for more information.

Transfer Fee During the Accumulation Phase	$20 per transfer for each additional transfer in excess of the 12 free transfers per calendar year	$0

The next table describes fees and expenses you will pay each year during the time you own the Contract, not including underlying Fund fees and expenses.

If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Contract Expenses	Maximum	Current
Administrative Expenses	$60 per Contract Year(1)	$40 per Contract Year(1)
Base Contract Expenses (as a percentage of average account value)	1.95%(2)	1.15%(2)
Optional Benefit Expenses
MassMutual Lifetime Income Protector	1.95% of Current Income Base	0.95% of Current Income Base
Annual Ratchet Death Benefit	0.90% of Contract Value	0.40% of Contract Value
Guaranteed Minimum Accumulation Benefit(3)
For Contracts issued on or after 5/1/10	1.00% of Contract Value	0.95% of Contract Value
For Contracts issued on or after 9/1/06 and prior to 5/1/10	1.00% of Contract Value	0.45% of Contract Value
For Contracts issued prior to 9/1/2006	1.00% of Contract Value	0.35% of Contract Value
10%/20% Free Withdrawal Feature(3)	0.35% of Contract Value	0.25% of Contract Value
Nursing Home Waiver Benefit(3)	0.10% of Contract Value	0.05% of Contract Value
MassMutual Guaranteed Income Plus 5 (2008 and Pre-2008 Versions “GMIB 5”)	1.50% of Current GMIB Value	1.50% of Current GMIB Value
MassMutual Guaranteed Income Plus 6 (2008 and Pre-2008 Versions “GMIB 6”)	1.50% of Current GMIB Value	1.50% of Current GMIB Value
Basic GMIB(3)	1.25% of Contract Value	0.60% of Contract Value
MassMutual Lifetime Payment Plus
Single Life	1.50% of Current Benefit Base	0.60% of Current Benefit Base
Joint Life	1.50% of Current Benefit Base	0.85% of Current Benefit Base
Equalizer Benefit(3)	0.60% of Contract Value	0.50% of Contract Value
(1)	This represents the annual contract maintenance charge. Currently, we waive this charge if, when we are to make the deduction, your Contract Value is $100,000 or more. We assess the charge on each Contract Anniversary and when you make a withdrawal of your entire Contract Value or apply your entire Contract Value to an Annuity Option if that does not occur on a Contract Anniversary. During the Annuity Period, the annual contract maintenance charge will be deducted pro-rata from Annuity Payments and will result in a reduction of each Annuity Payment.
(2)	The Base Contract Expenses represent the sum of the mortality and expense risk charge and the administrative charge. The current mortality and expense risk charge is 1.00% annually and the current administrative charge is 0.15% annually. The maximum mortality and expense risk charge is 1.70% annually and the maximum administrative charge is 0.25% annually. These charges are a percentage of average account value in the Separate Account on an annualized basis.
(3)	In the first Contract Year, the charge is a percentage of your Purchase Payments. On the last day of your first Contract Year and on the last day of each Contract Year thereafter, the annual charge is a percentage of your Contract Value on that date.

The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. Expenses shown may change over time and may be higher or lower in the future. A complete list of Funds available under the Contract, including their annual expenses, may be found in Appendix A.

Annual Fund Operating Expenses

2008 Version: for Contracts applied for on or after 9/8/2008, subject to state availability

Charge	Minimum	Maximum
Range of annual Fund operating expenses (including management fees, distribution and/or service (12b-1) fees and other expenses).(1)	0.52%	3.48%
(1)	The Fund expenses used to prepare this item were provided to us by the Funds. We have not independently verified such information provided to us by Funds that are not affiliated with us.

Pre-2008 Version: for Contracts applied for prior to 9/8/2008 or in states where the 2008 Version was unavailable

Charge	Minimum	Maximum
Range of annual Fund operating expenses (including management fees, distribution and/or service (12b-1) fees and other expenses).(1)	0.44%	3.48%
(1)	The Fund expenses used to prepare this item were provided to us by the Funds. We have not independently verified such information provided to us by Funds that are not affiliated with us.

The information above describes the fees and expenses you pay related to the Contract. For information on compensation we may receive from the Funds and their advisers and sub-advisers, see ‘‘General Information about Massachusetts Mutual Life Insurance Company, the Separate Account and the Investment Options – Compensation We Receive from Funds, Advisers and Sub-Advisers.’’ For information on compensation we pay to broker-dealers selling the Contract, see ‘‘Distribution.’’

Examples Using Current and Maximum Expenses

These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other contracts that offer variable options. These costs include transaction expenses, annual Contract fees, and Fund fees and expenses.

The examples assume all Contract Value is allocated to the Funds. Your costs could differ from those shown below if you invest in the fixed account option.

Example I assumes that you withdraw all your Contract Value at the end of each year shown.

Example II assumes you do not withdraw any Contract Value at the end of each year shown, or that you decide to begin the Income Phase at the end of each year shown and we do not deduct a CDSC. Currently the Income Phase is not available until five years (13 months for Contracts issued in New York and Florida) after you purchase your Contract.

Both Example I and Example II assume:

•	that your Contract is the 2008 Version,

•	that you invest $100,000 in the Contract for the time periods indicated,

•	that you allocate it to a Sub-Account that has a 5% gross return each year,

•	that you elected the 10%/20% Free Withdrawal Feature, the Nursing Home Waiver Benefit, the Annual Ratchet Death Benefit and the Guaranteed Minimum Accumulation Benefit,

•	that either the current or maximum fees and expenses in the ‘‘Table of Fees and Expenses’’ apply (including total Separate Account annual expenses of 1.15% for current fees and expenses and 1.95% for maximum fees and expenses), and

•	that you selected one of two Sub-Accounts:

○	the one that invests in the Asset Allocation Fund with the highest operating expenses; or

○	the one that invests in the Asset Allocation Fund with the lowest operating expenses.

Examples Using Maximum Expenses

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-Account with highest operating expenses (assumes investment in the Asset Allocation Fund with the highest operating expenses)	$11,691	$21,716	$30,786	$53,187	$5,420	$16,192	$26,873	$53,187
Sub-Account with lowest operating expenses (assumes investment in the Asset Allocation Fund with the lowest operating expenses)	$11,598	$21,451	$30,364	$52,440	$5,320	$15,909	$26,430	$52,440

Examples Using Current Expenses

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-Account with highest operating expenses (assumes investment in the Asset Allocation Fund with the highest operating expenses)	$10,296	$17,686	$24,260	$41,161	$3,920	$11,887	$20,028	$41,161
Sub-Account with lowest operating expenses (assumes investment in the Asset Allocation Fund with the lowest operating expenses)	$10,203	$17,413	$23,810	$40,294	$3,820	$11,596	$19,556	$40,294

We estimate that the annual contract maintenance charge under the current expenses and maximum expenses would be $0 or, as a percentage, 0.00%.

The examples do not reflect any Premium Taxes. However, Premium Taxes may apply.

There is information concerning compensation payments we make to sales representatives in connection with the sale of the Contracts in ‘‘Other Information – Distribution.’’

The examples should not be considered a representation of past or future expenses. Your actual expenses may be higher or lower than those shown in the examples. The assumed 5% annual rate of return is purely hypothetical. Actual returns may be greater or less than the assumed hypothetical return.

Principal Risks of Investing in the Contract

There are risks associated with investing in the Contract.

Market Risk. You can lose money in a variable annuity, including potential loss of your entire amount invested. The value of your investment and any returns will depend on the performance of the Funds you select. Those Funds could decline in value very significantly, and the risk of loss varies with each Fund. You bear the risk of any decline in your Contract Value resulting from the poor performance of the Funds you have selected. The investment risks are described in the prospectuses for the Funds.

Early Withdrawal Risk. Variable annuities are not a short-term investment vehicle. The  CDSC may apply for a number of years, so the Contract should only be purchased for the long-term. Under some circumstances, you may receive less than the sum of your Purchase Payments. In addition, full or partial withdrawals will be subject to income tax to the extent that they consist of earnings and may be subject to a 10% additional income tax if taken before age 59½. Accordingly, you should carefully consider your income and liquidity needs before purchasing a Contract. Additional information about these risks appear in ‘‘Important Information You Should Consider About the MassMutual Transitions Select Variable Annuity,’’  ‘‘Withdrawals,’’  and ‘‘Taxes.’’

Contract Benefits Risk.

Investment Restrictions – Opportunity Risks. The optional GMAB, GMIB, MassMutual Lifetime Income Protector, and MassMutual Lifetime Payment Plus benefits restrict your choice of available Funds. These restrictions are intended to protect us financially, in that they reduce the likelihood that we will have to pay guaranteed benefits under the rider from our own assets. These restrictions could result in an opportunity cost – in the form of Funds that you did not invest in that ultimately might generate superior investment performance. Thus, you should consider these restrictions when deciding whether to elect the one of these benefits.

Risk Associated With Election of:

•	GMAB – This feature includes several requirements that must be adhered to in order to preserve and maximize the guarantees we offer under this benefit. If you fail to adhere to these requirements, that may diminish the value of the benefit and even possibly cause termination of the benefit. In addition, it is possible that you will pay fees for the GMAB without receiving a GMAB credit at the end of the benefit period. Any withdrawal will negatively impact your GMAB Value. Any Purchase Payments made after the second Contract Year or after any applicable reset will increase your Contract Value, but will not increase your GMAB Value.

•	GMIB – The Basic GMIB and MassMutual Guaranteed Income Plus 5 and 6 benefits include several requirements that must be adhered to in order to preserve and maximize the guarantees we offer under these benefits. If you fail to adhere to these requirements, that may diminish the value of the benefits and even possibly cause termination of the benefits. In addition, if you decide to not apply your GMIB Value to an Annuity Option you may not receive the full value of these benefits. For the Basic GMIB, any Purchase Payments made after the second Contract Year will not increase the GMIB value. In addition, any withdrawal will reduce and may eliminate the value of the guarantees provided by this feature. For MassMutual Guaranteed Income Plus 5 and 6, any Purchase Payments made after the second Contract Year if the GMIB value has not been reset, or after the most recent reset of the GMIB, will not increase the GMIB value. In addition, any excess withdrawal will reduce and may eliminate the value of the guarantees provided by this feature.

•	MassMutual Lifetime Payment Plus – This feature includes several requirements that must be adhered to in order to preserve and maximize the guarantees we offer under this benefit. If you fail to adhere to these requirements, that may diminish the value of the benefit and even possibly cause termination of the benefit. Postponing withdrawals may positively impact the benefit base. However, if you postpone the taking of withdrawals, you may limit the value of this feature because your remaining life expectancy shortens as you age. Excess withdrawals may significantly reduce or eliminate the value of the guarantees provided by this feature. Excess withdrawals are those in excess of the Guaranteed Lifetime Withdrawal Amount or, if taken prior to the youngest covered person reaching Age 60, excess withdrawals are those in excess of the Guaranteed Withdrawal Amount.

•	MassMutual Lifetime Income Protector – This feature includes several requirements that must be adhered to in order to preserve and maximize the guarantees we offer under this benefit. If you fail to adhere to these requirements, that may diminish the value of the benefit and even possibly cause termination of the benefit. You should not elect MassMutual Lifetime Income Protector if you have a need to take withdrawals, including RMDs, before the income eligibility date, because early withdrawals have a negative impact on the feature. After the income eligibility date, excess withdrawals will reduce and may eliminate the value of the guarantees provided by MassMutual Lifetime Income Protector. Additional Purchase Payments after the second Contract Year will not increase the value of the guarantees provided by this feature.

Insurance Company Risk. It is possible that we could experience financial difficulty in the future and even become insolvent, and therefore unable to provide all of the guarantees and benefits that we promise that exceed the value of the assets in the Separate Account. Similarly, if we experience financial difficulty, it could interfere with our ability to fulfill our obligations under The Fixed Accounts and other General Account obligations.

Contract Changes Risk. We reserve the right to limit transfers. We also reserve the right to remove or substitute Funds as investment options available under the Contract. We may impose limits on the minimum and maximum amounts that you may invest or other transaction limits that may limit your use of the Contract.

Tax Consequences. Withdrawals are generally taxable to the extent of any earnings in the Contract, and prior to age 59½ an additional income tax may apply. In addition, even if the Contract is held for years before any withdrawal is made, withdrawals are taxable as ordinary income rather than capital gains. Earnings for this purpose consist of Contract Value in excess of your after-tax investment in the Contract.

Cybersecurity and Certain Business Continuity Risks.  Our operations support complex transactions and are highly dependent on the proper functioning of information technology and communication systems. Any failure of or gap in the systems and processes necessary to support complex transactions and avoid systems failure, fraud, information security failures, processing errors, cyber intrusion, loss of data and breaches of regulation may lead to a materially adverse effect on our results of operations and corporate reputation. In addition, we must commit significant resources to maintain and enhance our existing systems in order to keep pace with applicable regulatory requirements, industry standards and customer preferences. If we fail to maintain secure and well-functioning information systems, we may not be able to rely on information for product pricing, compliance obligations, risk management and underwriting decisions. In addition, we cannot assure investors or consumers that interruptions, failures or breaches in security of these processes and systems will not occur, or if they do occur, that they can be timely detected and remediated. The occurrence of any of these events may have a materially adverse effect on our businesses, results of operations and financial condition.

For additional detail regarding cybersecurity and related risks, please see “Other Information – Computer System, Cybersecurity, and Service Disruption Risks” in this prospectus.

General Information about Massachusetts Mutual Life Insurance Company, the Separate Account and the Investment Options

The Company

MassMutual and its domestic life insurance subsidiaries provide individual and group life insurance, disability insurance, individual and group annuities and guaranteed interest contracts to individual and institutional customers in all 50 states of the U.S., the District of Columbia and Puerto Rico. Products and services are offered primarily through MassMutual’s distribution channels: MassMutual Financial Advisors, MassMutual Strategic Distributors, Institutional Solutions and Worksite.

MassMutual is organized as a mutual life insurance company. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

Financial Condition of the Company

We use General Account assets for many purposes, including to pay death benefits, Annuity Payments, withdrawals and transfers from any fixed account and to pay amounts we provide to you through any elected additional feature that are in excess of your Contract Value allocated to the Separate Account. Any amounts that we may be obligated to pay under the Contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our General Account, but only to the extent they exceed our liabilities under the Contract and other contracts we issue that are funded by the Separate Account.

We issue other types of insurance policies and financial products as well, and we pay our obligations under those products from our assets in the General Account.

As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet the contractual obligations of our General Account to our insurance policies and financial products. We monitor our reserves so that we hold sufficient amounts to cover actual or expected Contract and claims payments. In addition, we hedge our investments in our General Account and may require that purchasers of certain of our variable insurance products allocate Purchase Payments and Contract Value according to specified investment requirements. Even with these safeguards in place, there are risks to purchasing any insurance product and there is no guarantee that we will always be able to meet our claims-paying obligations.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion if the insurer suffers a financial setback because of the inherent risks in the insurer’s operations. These risks include losses that we may incur as the result of defaults on the payment of interest or principal on our General Account assets – e.g., bonds, mortgages, general real estate investments, and stocks – as well as the loss in market value of these investments.

We continue to evaluate our investment portfolio to mitigate market risk and actively manage the investment in that portfolio.

The MassMutual financial information in the SAI includes a more detailed discussion of the risks inherent in our General Account assets. We encourage both existing and prospective Owners to read and understand our financial statements.

The Separate Account

We established Massachusetts Mutual Variable Annuity Separate Account 4 (Separate Account) as a separate account under Massachusetts law on July 9, 1997. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (1940 Act).

The Separate Account holds the assets that underlie the Contracts (and certain other contracts that we issue), except any assets allocated to our General Account. We keep the Separate Account assets separate from the assets of our General Account and other separate accounts. The Separate Account is divided into Sub-Accounts, each of which invests exclusively in a single Fund.

We own the assets of the Separate Account. We credit gains to, or charge losses against, the Separate Account, whether or not realized, without regard to the performance of other investment accounts. The Separate Account’s assets may not be used to pay any of our liabilities other than those arising from the Contracts (or other contracts that we issue and that are funded by the Separate Account). If the Separate Account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our General Account.

The obligations of the Separate Account are not our generalized obligations and will be satisfied solely by the assets of the Separate Account. We are obligated to pay all amounts promised to investors under the Contract.

We reserve the right, subject to compliance with applicable federal securities laws and regulations and any other federal or state law, to make certain changes to the structure and operation of the Separate Account, including, among other things:

•	eliminate, combine, or add Sub-Accounts;

•	combine the Separate Account or any Sub-Account(s) with one or more different separate account(s) or Sub-Account(s);

•	close existing Sub-Accounts to allocations of new Purchase Payments and Contract Value by current or new Owners;

•	transfer assets of the Separate Account or any Sub-Account that we may determine to be associated with the class of contracts in which the Contract belongs to another separate account or Sub-Account;

•	operate the Separate Account as a management investment company under the 1940 Act, or as any other form permitted by law;

•	add or remove Funds or Fund classes in which the Sub-Accounts invest; and

•	substitute a new Fund for a Fund in which a Sub-Account currently invests (new or substitute Funds may have different fees and expenses).

In the event we exercise these rights, we will provide advance Written Notice to the Owner(s).

The Fixed Accounts

In most states, we offer the following fixed accounts (collectively, ‘‘The Fixed Accounts’’) as investment options:

•	Fixed Accounts for Dollar Cost Averaging (the ‘‘DCA Fixed Accounts’’);

•	Fixed Accounts with a Long-Term Guarantee (the ‘‘Long-Term Guarantee Fixed Accounts’’); and

•	The Fixed Account.

The Fixed Accounts are investment options within our General Account. Purchase Payments allocated to The Fixed Accounts and transfers to The Fixed Accounts become part of our General Account which supports insurance and annuity obligations. Information regarding the DCA Fixed Account, including its name, its term, and its minimum guaranteed interest rate, is available in an appendix to this Prospectus. See “Appendix A – Investment Options Available Under the Contract.” See ‘‘Appendix Q – State Variations of Certain Contract Features.’’

The DCA Fixed Accounts

Each DCA Fixed Account is a fixed account from which assets are systematically transferred to any Fund(s) you select. You may not transfer your Contract Value in a DCA Fixed Account to The Fixed Accounts. During the Accumulation Phase, you may choose to have your Purchase Payments allocated to a DCA Fixed Account for the period of the DCA Fixed Account Term (DCA Term). Your election must be in writing.

DCA Term

In most states, you have a choice of three DCA Fixed Accounts: (a) DCA Fixed Account with a DCA Term of six months; (b) DCA Fixed Account with a DCA Term of 12 months; or (c) DCA Fixed Account with a DCA Term of 18 months.  See ‘‘Appendix Q – State Variations of Certain Contract Features.’’  You can only participate in one DCA Fixed Account at a time.

To the extent permitted by law, we reserve the right to change the duration of the DCA Terms in the future. Your DCA Term will terminate upon payment of the death benefit.

If you elect to make an allocation to a DCA Fixed Account, but your Annuity Date will occur prior to the end of that DCA Term, your DCA Term will expire early. It will expire on your Annuity Date. We will transfer any Contract Value remaining in the DCA Fixed Account on your Annuity Date in accordance with your DCA Fixed Account transfer instructions in effect at that time. No amounts will remain in the DCA Fixed Account after your Annuity Date.

How to Participate in the DCA Fixed Account

To participate in the DCA Fixed Account you must apply a new Purchase Payment of $5,000 or greater to a DCA Term or provide us with evidence satisfactory to us that you will apply $5,000 or more to a DCA Term via transfer(s) from another financial institution. Purchase Payments which originate from an annuity contract issued by us or certain of our affiliates cannot be allocated to a DCA

Fixed Account. We reserve the right to reject Purchase Payments. You cannot transfer current Contract Value into the DCA Fixed Account. The first DCA transfer will occur five Business Days after we receive all or a portion of the Purchase Payment into the DCA Fixed Account.

You may apply additional Purchase Payments to the current DCA Term. Those additional Purchase Payments will be added to the amount in the current DCA Term and will participate only in the remaining period of the current DCA Term.

DCA Transfers

We make scheduled monthly transfers from the DCA Fixed Account. The first transfer will occur five Business Days after we receive your payment allocated to the DCA Fixed Account and a completed DCA Fixed Account election form. You may make a one-time transfer of your remaining Contract Value in the DCA Fixed Account into any of the Fund(s) prior to the expiration of your DCA Term. Your transfer will be effective on the Business Day we receive, in Good Order, your Written Request or telephone request at our Service Center. Our Business Day closes when the NYSE closes, usually 4:00 p.m. Eastern Time. If we receive your transfer request in Good Order at our Service Center on a Non-Business Day or after our Business Day closes, your transfer request will be effective on the next Business Day.

DCA Withdrawals

If you withdraw all or a portion of your Contract Value during a DCA Term, we will apply our normal withdrawal provisions.

DCA Fees

We reserve the right to assess a fee for processing transactions under the DCA Fixed Account.

DCA Interest Rate

We periodically determine the interest rate we credit to the DCA Fixed Account at our sole discretion but guarantee that the rate will not be less than the minimum guaranteed interest rate. The minimum guaranteed interest rate that applies to your Contract is shown on your Contract Schedule. The rate may vary depending on the state in which and when your Contract was issued, but it will never be less than 1.5% or the applicable state nonforfeiture interest rate, whichever is greater.

Additional Restrictions

If you are participating in a DCA Fixed Account, you cannot also participate in an Asset Allocation Program, the Automatic Rebalancing Program, the Interest Sweep Option, the Separate Account Dollar Cost Averaging Program, a Guaranteed Minimum Accumulation Benefit, a Guaranteed Minimum Income Benefit, MassMutual Lifetime Payment Plus, or MassMutual Lifetime Income Protector.

Long-Term Guarantee Fixed Accounts

Each Long-Term Guarantee Fixed Account is a fixed account that is a part of the Company’s General Account. During the Accumulation Phase, you may elect to have a Purchase Payment or transfer allocated to a Long-Term Guarantee Fixed Account. Your election must be in writing.

Allocating Purchase Payments

For Contracts issued after December 30, 2011, you may allocate up to 50% of each Purchase Payment between The Fixed Account and the Long-Term Guarantee Fixed Accounts (unless your Contract was issued in Oregon). For Contracts issued after October 25, 2012 in Oregon, you may allocate up to 50% of each Purchase Payment between The Fixed Account and the Long-Term Guarantee Fixed Accounts.

For Contracts issued on or before December 30, 2011, you may allocate up to 70% of each Purchase Payment between The Fixed Account and the Long-Term Guarantee Fixed Accounts (unless your Contract was issued in Oregon). For Contracts issued on or before October 25, 2012 in Oregon, you may allocate up to 70% of each Purchase Payment between The Fixed Account and the Long-Term Guarantee Fixed Accounts.

Some states have different allocation limits.  See ‘‘Appendix Q – State Variations of Certain Contract Features.’’

If you are participating in a Guaranteed Minimum Accumulation Benefit, a Guaranteed Minimum Income Benefit, MassMutual Lifetime Payment Plus, or MassMutual Lifetime Income Protector, you cannot make allocations to the Long-Term Guarantee Fixed

Accounts. We reserve the right, upon providing you with 30 days advance notice, to change the percentage allowed, or to disallow completely the allocation of Purchase Payments to the Long-Term Guarantee Fixed Accounts. We will only exercise our right to discontinue access to the Long-Term Guarantee Fixed Accounts if the yield on investments will not support the guaranteed minimum interest rate. The minimum guaranteed interest rate that applies to your Contract is shown on your Contract Schedule. The rate may vary depending on the state in which and when your Contract was issued, but it will never be less than 1.5% or the applicable state nonforfeiture interest rate, whichever is greater. Additionally, we will not exercise this right in an unfairly discriminatory manner.

We will only accept a Purchase Payment to a Long-Term Guarantee Fixed Account as of the beginning of a guarantee period. The minimum Purchase Payment amount we permit to any of the Long-Term Guarantee Fixed Accounts is $1,000.

Transfers into a Long-Term Guarantee Fixed Account

We will only accept a transfer into a Long-Term Guarantee Fixed Account as of the beginning of a guarantee period. The minimum transfer amount we permit into any of the Long-Term Guarantee Fixed Accounts is $1,000. For additional rules limiting your ability to transfer Contract Value into the Long-Term Guarantee Fixed Accounts, see “Transfers and Transfer Programs.”

Transfers out of a Long-Term Guarantee Fixed Account

You may only transfer Contract Value out of a Long-Term Guarantee Fixed Account during the window period. The window period is the last 15 calendar days of a guarantee period and the first 15 calendar days of the immediately following guarantee period. For additional rules limiting your ability to transfer Contract Value out of the Long-Term Guarantee Fixed Accounts, see “Transfers and Transfer Programs.”

Withdrawals and the Interest Rate Factor Adjustment

If you make a partial withdrawal, we will take the withdrawal amount proportionally from your Contract Value in your investment options as of the Business Day we receive your request in Good Order at our Service Center. Except during the window period, we will apply an interest rate factor adjustment to any partial or full withdrawal of Contract Value from a Long-Term Guarantee Fixed Account. Any withdrawal of Contract Value may also be subject to a CDSC even if the withdrawal occurs during the window period. We will apply the interest rate factor adjustment prior to assessing a CDSC. The interest rate factor adjustment may increase or decrease your Contract Withdrawal Value.

We will waive a negative interest rate factor adjustment if:

•	the withdrawal is taken as part of our Required Minimum Distribution (RMD) program;

•	the RMD amount is calculated using only the assets held under this contract;

•	the RMD is for the current calendar year; and

•	in that Contract Year, RMD withdrawals for only a single calendar year are taken.

See ‘‘Appendix C – Long-Term Guarantee Fixed Account Interest Rate Factor Adjustment Calculation’’ for the formula used to calculate the interest rate factor adjustment.

Rate of Interest

Each Long-Term Guarantee Fixed Account guarantees that we will credit your value in that fixed account with a specific rate of interest for a specific guarantee period. We may offer various Long-Term Guarantee Fixed Account guarantee periods. The guarantee period for a Long-Term Guarantee Fixed Account begins on the date we apply your Purchase Payment or transferred Contract Value to that account, and ends on the last day of the guarantee period. Amounts you allocate or transfer to any Long-Term Guarantee Fixed Account earn interest at the guaranteed rate applicable to that Long-Term Guarantee Fixed Account on the date we credit the amount to that account. The interest rate we credit remains constant during a Long-Term Guarantee Fixed Account guarantee period. You may allocate amounts to multiple Long-Term Guarantee Fixed Accounts. We may change the terms of the Long-Term Guarantee Fixed Accounts at any time. We will credit an interest rate at a rate not less than the minimum allowed by state law at the time we issue your Contract. We reserve the right to change the guaranteed minimum interest rate for newly issued Contracts, subject to applicable state law.

Renewal Options

We will notify you in writing regarding your renewal options prior to the last day of a guarantee period. If we receive a Written Request in Good Order at our Service Center at least three Business Days prior to the last day of a guarantee period, you may elect a renewal guarantee period from any of the guarantee periods that we are currently offering at that time to new Owners. Alternatively, you may transfer your Contract Value in the Long-Term Guarantee Fixed Accounts to another investment option. If you have not elected otherwise by Written Request sent in Good Order to our Service Center, we will automatically invest your Contract Value in a Long-Term Guarantee Fixed Account as of the last day of the guarantee period in a Long-Term Guarantee Fixed Account with the same guarantee period as the immediately preceding guarantee period. If we are not offering a guarantee period for the same length of time as your guarantee period just ended, we will invest your Contract Value in a Long-Term Guarantee Fixed Account with the next shorter guarantee period being offered by us to new Owners at that time.

A renewal guarantee period cannot be less than 12 months and cannot extend beyond your Annuity Date unless the period from the last day of the guarantee period to your Annuity Date is less than 12 months. If the period from the last day of the guarantee period to your Annuity Date is less than 12 months, your renewal guarantee period will be the shortest guarantee period we offer and your Annuity Date will become the last day of your new guarantee period.

The Fixed Account

For Contracts issued after December 30, 2011, you may allocate up to 50% of each Purchase Payment between The Fixed Account and the Long-Term Guarantee Fixed Accounts (unless your Contract was issued in Oregon). For Contracts issued after October 25, 2012 in Oregon, you may allocate up to 50% of each Purchase Payment between The Fixed Account and the Long-Term Guarantee Fixed Accounts.

For Contracts issued on or before December 30, 2011, you may allocate up to 70% of each Purchase Payment between The Fixed Account and the Long-Term Guarantee Fixed Accounts (unless your Contract was issued in Oregon). For Contracts issued on or before October 25, 2012 in Oregon, you may allocate up to 70% of each Purchase Payment between The Fixed Account and the Long-Term Guarantee Fixed Accounts.

Some states have different allocation limits.  See ‘‘Appendix Q – State Variations of Certain Contract Features.’’

If you are participating in a Guaranteed Minimum Accumulation Benefit, a Guaranteed Minimum Income Benefit, MassMutual Lifetime Payment Plus, or MassMutual Lifetime Income Protector, you cannot make allocations to The Fixed Account. We reserve the right, upon providing you with 30 days advance notice, to change the percentage allowed, or to disallow completely the allocation of Purchase Payments to The Fixed Account. We will only exercise our right to discontinue access to The Fixed Account if the yield on investments will not support the guaranteed minimum interest rate. The guaranteed minimum interest rate is the minimum rate allowed by state law as of the date we issue your Contract. Additionally, we will not exercise this right in a discriminatory manner.

Transfers

There are additional rules limiting your ability to transfer Contract Value out of or into The Fixed Account. These are detailed in “Transfers and Transfer Programs.”

Withdrawals

If you make a partial withdrawal, we will take the withdrawal amount proportionally from your Contract Value in your investment options as of the Business Day we receive your request in Good Order at our Service Center. Partial withdrawals from The Fixed Account are calculated on a first-in, first-out basis, which means the oldest Purchase Payments are withdrawn first.

Interest Rate

You do not participate in the investment performance of the assets in The Fixed Account. Instead, we credit your Contract with interest at a specified rate that we declare in advance. We periodically determine the interest rate at our sole discretion but guarantee that the rate will not be less than the minimum guaranteed interest rate. The minimum guaranteed interest rate that applies to your Contract is shown on your Contract Schedule. The rate may vary depending on the state in which and when your Contract was issued, but it will never be less than 1.5% or the applicable state nonforfeiture interest rate, whichever is greater.

The Funds

The Funds available as investment options under the Contract vary between Contract versions. If you have the 2008 Version (Contracts applied for on or after 9/8/2008, subject to state availability), the Funds available under your Contract are listed in ‘‘Appendix A – Investment Options Available Under the Contract.’’ If you have the Pre-2008 Version (Contracts applied for prior to 9/8/2008 or in states where the 2008 Version was unavailable), the Funds available under your Contract are listed in ‘‘Appendix A – Investment Options Available Under the Contract.’’ Contract Value allocated to a Sub-Account will vary based on the investment experience of the corresponding Fund in which the Sub-Account invests. There is a risk of loss of the entire amount invested.

These Funds are only available to insurance company separate accounts and qualified retirement plans, are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names and investment goals and policies that are sold directly to the public. While a Fund may have many similarities to these other publicly available mutual funds, you should not expect the investment results of the Fund to be the same as the investment results of those publicly available mutual funds. We do not guarantee or make any representation that the investment results of the Funds will be comparable to the investment results of any other mutual fund, even a mutual fund with the same investment adviser or manager.

The prospectus for each Fund contains more detailed information about the Fund. You may obtain copies of the Fund prospectuses by contacting our Service Center. If you received a summary prospectus for a Fund, please follow the directions on the first page of the summary prospectus to obtain a copy of the full Fund prospectus.

Addition, Removal, Closure or Substitution of Funds

We have the right to change the funds offered through the Contract, but only as permitted by law. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Changes may only impact certain Owners. Examples of possible changes include: adding new Funds or Fund classes; removing existing Funds or Fund classes; closing existing Funds or Fund classes; or substituting a Fund with a different Fund. New or substitute Funds may have different fees and expenses. We will not add, remove, close or substitute any shares attributable to your interest in a Sub-Account without notice to you and prior approval of the SEC, to the extent required by applicable law. We reserve the right to transfer Separate Account assets to another separate account that we determine to be associated with the class of Contracts to which your Contract belongs.

Conflicts of Interest

The Funds available with the Contract may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Separate Account and other separate accounts of MassMutual. Although we do not anticipate any disadvantages to this, it is possible that a material conflict may arise between the interests of the Separate Account and one or more of the other separate accounts participating in the Funds. A conflict may occur, for example, as a result of a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Owners and payees and those of other insurance companies, or some other reason. In the event of a conflict of interest, we will take steps necessary to protect Owners and payees, including withdrawing the Separate Account from participation in the Funds involved in the conflict or substituting shares of other funds.

We do not recommend or endorse any particular Fund, and we do not provide investment advice. You are responsible for choosing the Funds, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. You bear the risk of any decline in your Contract Value resulting from the performance of the Funds that you choose.

Selection of Funds

When we select the Funds offered through the Contract, we consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capabilities and qualifications of each investment firm. We may also consider whether the Fund, its service providers (e.g., the investment adviser or sub-advisers), or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the Fund can provide marketing and distribution support for sales of the Contracts. (For additional information on these arrangements, see the section below entitled ‘‘Compensation We Receive from Funds, Advisers and Sub-Advisers.’’) We review the Funds periodically and may remove a Fund or limit its availability to new Purchase Payments and/or transfers of Contract Value if we determine that a Fund no longer satisfies one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners.

Compensation We Receive from Funds, Advisers and Sub-Advisers

Compensation We Receive from Advisers and Sub-Advisers

We and certain of our insurance affiliates receive compensation from the advisers and sub-advisers to some of the Funds. We may use this compensation to pay expenses that we incur in promoting, issuing, distributing and administering the Contract, and in providing services on behalf of the Funds in our role as intermediary to the Funds. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that Fund that are attributable to the variable annuity and variable life insurance products issued by us and certain of our insurance affiliates that offer the particular Fund. These percentage rates differ, but currently do not exceed 0.25%. Some advisers and sub-advisers pay us more than others; some do not pay us any such compensation.

The compensation may not be reflected in a Fund’s expenses because this compensation may not be paid directly out of a Fund’s assets. These payments also may be derived, in whole or in part, from the advisory fee deducted from Fund assets. Owners, through their indirect investment in the Funds, bear the costs of these advisory fees (see the Funds’ prospectuses for more information).

In addition, we may receive fixed dollar payments from the advisers and sub-advisers to certain funds so that the adviser and sub-adviser can participate in sales meetings conducted by us. Attending such meetings provides advisers and sub-advisers with opportunities to discuss and promote their funds. For a list of the Funds whose advisers and sub-advisers currently pay such compensation, visit www.MassMutual.com/legal/compensation-arrangements or call our Service Center.

Compensation We Receive from Funds

We and certain of our insurance affiliates also receive compensation from certain Funds pursuant to Rule 12b-1 under the 1940 Act. This compensation is paid out of the Fund’s assets and may be as much as 0.25% of the average net assets of an underlying Fund which are attributable to variable contracts issued by certain of our insurance affiliates. An investment in a Fund with a 12b-1 fee will increase the cost of your investment in the Contract.

Voting Rights

We are the legal owner of the Fund shares. When a Fund solicits proxies in conjunction with a vote of shareholders, we are required to obtain, from you and other Owners, instructions as to how to vote those shares.

When we receive those instructions, we will vote all the shares for which we do not receive voting instructions in proportion to those instructions. This will also include any shares that we own on our own behalf. This may result in a small number of Owners controlling the outcome of a vote. If we determine that we are no longer required to vote shares in accordance with Owner instructions, we will vote the shares in our own right.

During the Accumulation Phase, we determine the number of shares you may vote by dividing your Contract Value in each Fund by $100, including fractional shares. You do not have any voting rights during the Income Phase.

We may, when required by state insurance regulatory authorities, disregard voting instructions, if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objective of a Fund or to approve or disapprove an investment advisory contract for the Fund. In addition, we may disregard voting instructions that would require a change in the investment policy or investment adviser of one or more of the available Funds. Our disapproval of such change must be reasonable and based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the Fund’s objectives and purpose. If we disregard Owner voting instructions, we will advise Owners of our action and the reasons for such action.

Charges and Deductions

This section describes the charges and deductions we make under the Contract to compensate us for the services and benefits we provide, costs and expenses we incur and risks we assume. We may profit from the charges deducted and we may use any such profits for any purpose, including payment of marketing and distribution expenses. These charges and deductions reduce the return on your investment in the Contract.

Insurance Charges

Each Business Day we deduct our insurance charges from the assets of the Separate Account. This charge is calculated based on a percentage of the daily value of the assets invested in each Sub-Account, after Fund expenses are deducted. We do this as part of our calculation of the value of the Accumulation Units and the Annuity Units. The insurance charge has two parts: (1) the mortality and expense risk charge, and (2) the administrative charge.

Mortality and Expense Risk Charge

The mortality and expense risk charge is for:

•	the mortality risk associated with the insurance benefits provided, including our obligation to make Annuity Payments after the Annuity Date regardless of how long all Annuitants live, the death benefits, and the guarantee of rates used to determine your Annuity Payments during the Income Phase; and

•	the expense risk that the current charges will be insufficient to cover the actual cost of administering the Contract.

Mortality and Expense Risk Charge
When Charge is Deducted	Current (annual rate)	Maximum (annual rate)
Daily as a percentage of the daily value of the assets invested in each Sub-Account	1.00%	1.70%

For all Contracts, if the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the Contract. If the mortality and expense risk charge is not sufficient to cover the mortality and expense risk, we will bear the loss. If this is the case, we may raise the mortality and expense risk charge in order to restore profitability.

Administrative Charge

This charge reimburses us for the expenses associated with the administration of the Contract and the Separate Account. Some of these expenses are: preparation of the Contract, confirmations, annual reports and statements, maintenance of Contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs.

Administrative Charge
When Charge is Deducted	Current (annual rate)	Maximum (annual rate)
Daily as a percentage of the daily value of the assets invested in each Sub-Account	0.15%	0.25%

We may increase this charge at any time while you own the Contract, but the charge will never exceed the maximum charge amount.

Annual Contract Maintenance Charge

This charge reimburses us for the costs of maintaining the Contract. We will deduct the annual contract maintenance charge proportionately from the Sub-Account(s) you have selected.

Annual Contract Maintenance Charge
Contract Value at Time Charge is Deducted	When Charge is Deducted	Current	Maximum
Less than $100,000	On each Contract Anniversary and full withdrawal	$40	$60
$100,000 or more	Not applicable	$ 0	$ 0

We may increase this charge at any time while you own the Contract, but the charge will never exceed the maximum charge amount. If we increase this charge, we will give you 90 days prior notice. If you make a full withdrawal from your Contract, we will deduct the full annual contract maintenance charge. If your Contract enters the Income Phase on a date other than its Contract Anniversary, we will deduct a pro rata portion of the charge.

Transfer Fee

Although there is currently no charge to transfer Contract Value among the investment options, the Company reserves the right to charge $20 per transfer in excess of 12 during a single Contract Year. The Company will exercise this right if a significant increase in transfer activity by Owners leads to an increase in costs to administer the Contract.

During the Income Phase, if you are receiving variable payments, we allow six transfers each calendar year and they are not subject to a transfer fee.

Transfer Fee
	When Charge is Deducted	Current	Maximum
During Accumulation Phase Only	Upon each transfer	$0	$20 per transfer for each additional transfer in excess of the 12 free transfers per calendar year

Contingent Deferred Sales Charge (CDSC)

We do not deduct a sales charge when we receive a Purchase Payment. However, we may assess a CDSC for a withdrawal on the amount you withdraw that exceeds the free withdrawal amount and, in most states, on the amount you apply to Annuity Option E.  See ‘‘Appendix Q – State Variations of Certain Contract Features.’’  We use this charge to cover certain expenses relating to the sale of the Contract. The charge is a percentage of the amount you withdraw or apply to Annuity Option E.

If we assess a CDSC, we will deduct it from the amount you withdraw or apply to Annuity Option E.

The amount of the charge depends on:

•	how much you withdraw or apply to Annuity Option E; and

•	the length of time between when we issued your Contract and when you make a withdrawal or apply a portion or all of your Contract Value to Annuity Option E.

The Contract has a seven-year CDSC schedule. In most states, when we issue your Contract, you may elect a nine-year CDSC schedule instead of the standard seven-year CDSC schedule. We will provide a credit to your Contract Value if you elect that CDSC schedule. See ‘‘Additional Benefits’’ for more information.

CDSC – 7-Year Schedule
Contract Year When Withdrawal is Made or Contract Value is Applied to Annuity Option E	CDSC (as a percentage of amount withdrawn or applied to Annuity Option E)
1st Year	7%
2nd Year	7%
3rd Year	7%
4th Year	6%
5th Year	5%
6th Year	4%
7th Year	3%
8th Year and later	0%

In addition to the free withdrawals described later in this section, we will not impose a CDSC under the following circumstances.

•	Upon payment of the death benefit.

•	On amounts withdrawn as RMDs to the extent they exceed the free withdrawal amount. In order to qualify for this exception, the annual RMD must be calculated by us, based solely on the fair market value of the Contract. If you choose to take withdrawals to satisfy your RMD for the Contract outside of our RMD program, or if you choose to take withdrawals from the Contract to satisfy your RMDs for other qualified assets, CDSC may apply.

•	Upon application of the Contract Value to any Single Life or Joint and Survivor Life Annuity Option, or to a Period Certain Annuity under Annuity Option E of at least ten years.

•	If you redeem excess contributions from a plan qualifying for special income tax treatment. These types of plans are referred to as Qualified Plans, including Individual Retirement Annuities (IRAs). We look to the Internal Revenue Code for the definition and description of excess contributions.

•	When the Contract is exchanged for another variable annuity contract issued by us or one of our affiliated insurance companies, C.M. Life Insurance Company or MML Bay State Life Insurance Company, of the type and class which we determine is eligible for such an exchange. A CDSC may apply to the contract received in the exchange. A reduced CDSC schedule may apply under the Contract if another variable annuity contract issued by us or one of our affiliated insurance companies, C.M. Life Insurance Company or MML Bay State Life Insurance Company, is exchanged for the Contract. Exchange programs may not be available in all states. We have the right to modify, suspend or terminate any exchange program any time without prior notification. If you want more information about our current exchange programs, contact your registered representative or us at our Service Center.

•	If you are eligible for waiver of the CDSC due to your election of the Nursing Home Waiver Benefit described in ‘‘Additional Benefits.’’

•	If you apply your entire Contract Value to purchase a single premium immediate annuity or a fixed deferred annuity issued by us or one of our affiliates, C.M. Life Insurance Company or MML Bay State Life Insurance Company, subject to certain restrictions.

•	On any withdrawals made or amounts applied to an Annuity Option when you reach the latest permitted Annuity Date for your Contract.

Free Withdrawal Amount

The free withdrawal amount is an amount you may withdraw that is not subject to the CDSC. The Contract has a standard 10% free withdrawal provision. In most states, when we issue your Contract you may elect a 10%/20% free withdrawal provision instead of the 10% free withdrawal provision for an additional charge. See ‘‘Additional Benefits – 10%/20% Free Withdrawal Feature.’’

10% Free Withdrawal Provision

In your first Contract Year, you may withdraw, without incurring a CDSC, up to 10% of your Purchase Payments reduced by any free withdrawal amount(s) previously taken during that Contract Year. For each subsequent Contract Year, you may withdraw up to 10% of your Contract Value as of the end of the previous Contract Year, plus 10% of any Purchase Payment received in the current Contract Year, reduced by any free withdrawal amount(s) previously taken during the current Contract Year. See ‘‘Appendix F – Free Withdrawal Amount (FWA)   Examples.’’ You may take the 10% free withdrawal amount in multiple withdrawals each Contract Year.

Any unused free withdrawal amount(s) during any particular Contract Year may not be carried over to any succeeding Contract Year.

If you are participating in MassMutual Lifetime Income Protector, and if all or a portion of a free withdrawal is an excess withdrawal as defined in ‘‘Additional Benefits –  MassMutual Lifetime Income Protector,’’ the excess withdrawal will negatively impact the MassMutual Lifetime Income Protector benefit..

Premium Taxes

Some states and other governmental entities charge Premium Taxes or similar taxes. We are responsible for the payment of these taxes and may deduct them from your Contract Value, or we may adjust the annuity rates for Premium Tax assessed. Some of these taxes are due when your Contract is issued, others are due when Annuity Payments begin. Currently, we do not charge you for these taxes until you begin receiving Annuity Payments or you make a full withdrawal. We may discontinue this practice and assess the charge when the tax is due. Premium Taxes generally range from 0% to 3.5%, depending on the state.

Income Taxes

We will deduct from the Contract any income taxes which we incur because of the operation of the Separate Account. At the present time, we are not making any such deductions. We will deduct any withholding taxes required by law.

Fund Expenses

The Separate Account purchases shares of the Funds at net asset value. The net asset value of each Fund reflects investment management fees and other expenses already deducted from the assets of the Fund. In addition, one or more of the Funds available as an investment option may pay a distribution fee out of the Fund’s assets to us known as a 12b-1 fee. Any investment in one or more of the Funds with a 12b-1 fee will increase the cost of your investment in the Contract. Please refer to the Fund prospectuses for more information regarding these expenses.

Ownership

Owner

In this prospectus, ‘‘you’’ and ‘‘your’’ refer to the Owner of the Contract. The Owner is named at the time you apply for a Contract. The Owner can be an individual or non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities). The Owner may not be older than Age 90 on the Issue Date (85 for Contracts issued in New York and Oklahoma). The maximum issue Age for the Contract and certain of its additional features may be reduced in connection with the offer of the Contract through certain broker-dealers. You should discuss this with your registered representative. See ‘‘Additional Benefits’’ for Age limits applicable to optional features.

If your Contract is non-qualified and owned by a non-natural person, the Contract will generally not be treated as an annuity for tax purposes. This means that gain in the Contract will be taxed each year while the Contract is in the Accumulation Phase. This treatment is not generally applied to a Contract held by a trust or other entity as an agent for a natural person. Before purchasing a Contract to be owned by a non-natural person or before changing ownership on an existing Contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact. See ‘‘Taxes – Non-Natural Owner.’’

As the Owner of the Contract, you exercise all rights under the Contract. On or after the Annuity Date, you continue as the Owner. You may change the Owner of a Non-Qualified Contract at any time prior to the Annuity Date by Written Request. However, in certain states, you may not change the Owner(s) without our approval. We will refuse or accept any requested change on a non-discriminatory basis.

The change will take effect on the date the Written Request is signed, unless you specify otherwise. We will not be liable for any payment made or action taken prior to our receipt and approval of the Written Request. A change of Owner that we allow will automatically revoke any prior designation of Owner. If you are participating in MassMutual Lifetime Income Protector or MassMutual Lifetime Payment Plus, changes to an Owner (or an Annuitant, if the Owner is a non-natural person) may terminate the feature. Changing the Owner may result in tax consequences.

See ‘‘Taxes – Tax Treatment of Assignments’’ for more information.

Contracts under qualified plans generally must be held by the plan sponsor or plan trustee. Except for TSAs, Keogh plans and Individual Retirement Annuities (IRAs), an individual cannot be the Owner of a Contract held to fund a qualified plan. Therefore, the individuals covered by the qualified plan have no ownership rights.

Joint Owner

Non-Qualified Contracts can be owned by Joint Owners. However, the Contract cannot be jointly owned if an Owner is a non-natural person and cannot be owned by more than two individuals. The Joint Owner must be at least the Age of majority in the state the Contract is issued, and may not be older than Age 90 on the Issue Date (85 for Contracts issued in New York and Oklahoma). See ‘‘Additional Benefits’’ for Age limits applicable to optional features.

If the Contract is jointly owned, we will use the Age of the oldest Owner to determine all applicable benefits under the Contract. If there are Joint Owners, we require authorization from both Owners for all transactions.

Annuitant

The Annuitant is the person on whose life we base Annuity Payments. You designate the Annuitant at the time of application. Annuitants may not be older than Age 90 on the Issue Date (85 for Contracts issued in New York and Oklahoma).

You may change the Annuitant at any time up to 30 calendar days prior to the Annuity Date, subject to our approval. However, the Annuitant may not be changed on a Contract owned by a non-natural person unless the Contract was issued under a plan pursuant to IRC Section 401(a), 408(a), 408(b) or 408A. We will use the Age of the Annuitant to determine all applicable benefits under a Contract owned by a non-natural person.

When calculating Annuity Payments, we determine Age based on the Annuitant’s nearest birthday on the Annuity Date. See the section below entitled ‘‘Age.’’

Beneficiary

The Beneficiary is the person(s) or entity(ies) you name to receive any death benefit. You name the Beneficiary at the time of application. You can change the Beneficiary at any time before you die. You may name an irrevocable Beneficiary(ies). In that case, a change involving the irrevocable Beneficiary requires the consent of the irrevocable Beneficiary. If an irrevocable Beneficiary is named, the Owner retains all other contractual rights. If you are participating in  MassMutual Lifetime Income Protector or MassMutual Lifetime Payment Plus, changes to the Beneficiary may reduce the value of the benefit.

If you are married and your Contract is issued under an ERISA plan, your ability to name a primary Beneficiary other than your spouse is restricted.

Beneficiary IRA

Beneficiary, Inherited, Legacy or ‘‘Stretch’’ IRAs are all terms used to describe an IRA that is used exclusively to distribute death proceeds of an IRA or other qualified investment to the beneficiary over that beneficiary’s life expectancy in order to meet the Required Minimum Distribution (RMD) rules. Upon the contract owner’s death under an IRA or other qualified contract, an ‘‘Eligible Designated Beneficiary’’ may generally establish a Beneficiary IRA by either purchasing a new annuity contract or, in some circumstances, by electing the Beneficiary IRA payout option under the current contract. Until withdrawn, amounts in a Beneficiary IRA continue to be tax-deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the RMD rules, are subject to tax.

If the IRA owner or plan participant died on or before December 31, 2019 (on or before December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), an individual designated beneficiary, and certain trusts as beneficiary, are treated as Eligible Designated Beneficiaries, and can elect to take distributions over their life expectancy (life expectancy of the oldest trust beneficiary).

However, if the IRA owner or plan participant dies on or after January 1, 2020 (on or after January 1, 2022 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), only certain designated beneficiaries are treated as Eligible Designated Beneficiaries, and we will only offer the Beneficiary IRA  payout option to a designated beneficiary who either (1) is the surviving spouse of the deceased qualified plan participant or IRA owner or, (2) is not more than 10 years younger than the deceased qualified plan participant or IRA owner. In the future, we may allow additional classes of Eligible Designated

Beneficiaries to elect the Beneficiary IRA payout option. For a detailed list of eligibility requirements/restrictions, see ‘‘Death Benefit – Death Benefit Payment Options During the Accumulation Phase – Beneficiary IRA.’’

Age

How We Determine Age of Annuitant, Owner and Beneficiary

In this prospectus the term ‘‘Age,’’ except when discussed regarding specific tax provisions, is defined as ‘‘insurance Age,’’ which is a person’s Age on his/her birthday nearest the date for which the Age is being determined. This means we calculate your Age based on your nearest birthday, which could be either your last birthday or your next. For example, Age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months.

Purchasing a Contract

We no longer sell the MassMutual Transitions Select Contract. However, we continue to administer existing Contracts and we continue to accept Purchase Payments to existing Contracts, subject to the limits described in this section.

Purchase Payments

The minimum amount we accepted for an initial Purchase Payment is:

•	$5,000 when the Contract is bought as a Non-Qualified Contract;

•	$3,000 if you are buying the Contract as a Qualified Contract; or

•	$25,000 if you elected MassMutual Lifetime Income Protector when we issued your Contract.

These amounts may vary by state.

You can make additional Purchase Payments to your Contract throughout the Accumulation Phase, subject to the conditions noted below. You can make additional Purchase Payments by sending payments to our Service Center or one of our purchase payment processing service centers:

• by check that clearly indicates your name and Contract number mailed to:
First Class Mail MassMutual Transitions Select Annuity Payment Services MassMutual PO Box 74908 Chicago, IL 60675-4908	Overnight Mail MassMutual Transitions Select Annuity Payment Services 5450 N. Cumberland Ave. Suite 100 Lockbox 74908 Chicago, IL 60656

•	by wire transfer. For instructions on how to make a Purchase Payment by wire transfer, please contact your registered representative.

Additional Purchase Payments of less than $250 are subject to our approval.

For Contracts issued on or after May 1, 2010, the maximum amount of cumulative Purchase Payments we accept without our prior approval is $1.5 million.

For Contracts issued in New Jersey, the maximum amount of cumulative Purchase Payments we accept is $1.5 million.

For all Contracts with an election of MassMutual Lifetime Income Protector, we reserve the right to limit total Purchase Payments after the first Contract Year to $100,000.

For Contracts issued prior to May 1, 2010, the maximum amount of cumulative Purchase Payments we accept without our prior approval is based on your Age when we issued the Contract. The maximum amount is:

•	$1.5 million up to Age 75; or

•	$500,000 if older than Age 75 or if the Owner is a non-natural person.

For Contracts issued in New Jersey, the maximum amount of cumulative Purchase Payments we accept is based on the Age of the oldest Owner, or the oldest Annuitant if the Owner is non-natural, when we issued the Contract. The maximum amount is:

•	$2 million up to Age 75; or

•	$1 million if older than Age 75.

If there are Joint Owners, Age refers to the oldest Joint Owner. Age is as of the nearest birthday. For example, Age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months. See ‘‘Age.’’

If you make additional Purchase Payments, we will credit these amounts to your Contract on the Business Day we receive them and all necessary information in Good Order at one of our purchase payment processing service centers. If we receive your Purchase Payment on a Non-Business Day or after the Close of Business, we will credit the amount to your Contract effective the next Business Day.

We reserve the right to reject any application or Purchase Payment.

Automatic Investment Plan (AIP)

Under the AIP, you may authorize us to periodically draw funds from an account of your choosing (restrictions may apply) for the purpose of making Purchase Payments to your Contract. Contact our Service Center for information regarding setting up an AIP and any restrictions regarding use of the AIP.

Allocation of Purchase Payments

When you purchased your Contract, we allocated your Purchase Payment among the investment options according to the allocation instructions you provided. If you make additional Purchase Payments, we will allocate them based on your current allocation instructions, unless you request a different allocation by sending us a Written Request.

Any allocations to the Sub-Accounts that invest in the Funds that you have selected must be in whole percentages and must total 100%. We reserve the right to limit the number of investment options that you may invest in to a maximum of 18 investment options (including The Fixed Accounts) at any one time in the event administrative burdens require such a limitation.

If you are participating in a transfer program, Asset Allocation Program, Guaranteed Minimum Accumulation Benefit, Guaranteed Minimum Income Benefit, MassMutual Lifetime Payment Plus, or MassMutual Lifetime Income Protector, allocation restrictions apply. See ‘‘Transfers and Transfer Programs,’’ ‘‘Additional Benefits – Guaranteed Minimum Accumulation Benefit (GMAB),’’ ‘‘Additional Benefits – Guaranteed Minimum Income Benefit (GMIB),’’ ‘‘Additional Benefits – MassMutual Lifetime Payment Plus’’ and ‘‘Additional Benefits – MassMutual Lifetime Income Protector.’’

The Fixed Account and the Long-Term Guarantee Fixed Accounts

For Contracts issued after December 30, 2011, you may allocate up to 50% of each Purchase Payment between The Fixed Account and the Long-Term Guarantee Fixed Accounts (unless your Contract was issued in Oregon). For Contracts issued after October 25, 2012 in Oregon, you may allocate up to 50% of each Purchase Payment between The Fixed Account and the Long-Term Guarantee Fixed Accounts.

For Contracts issued on or before December 30, 2011, you may allocate up to 70% of each Purchase Payment between The Fixed Account and the Long-Term Guarantee Fixed Accounts (unless your Contract was issued in Oregon). For Contracts issued on or before October 25, 2012 in Oregon, you may allocate up to 70% of each Purchase Payment between The Fixed Account and the Long-Term Guarantee Fixed Accounts.

Some states have different allocation limits.  See ‘‘Appendix Q – State Variations of Certain Contract Features.’’

If you are participating in a Guaranteed Minimum Accumulation Benefit, Guaranteed Minimum Income Benefit, Guaranteed Minimum Withdrawal Benefit or MassMutual Lifetime Income Protector, you cannot make allocations to The Fixed Account or to the Long-Term Guarantee Fixed Accounts. We reserve the right, upon providing you with 30 days advance notice, to change the percentage allowed, or to disallow completely the allocation of Purchase Payments to The Fixed Account or the Long-Term Guarantee Fixed Accounts. We will only exercise our right to discontinue access to The Fixed Account and the Long-Term Guarantee Fixed Accounts if the yield on investments will not support the guaranteed minimum interest rate. The guaranteed minimum interest rate is the minimum rate allowed by state law as of the date we issue your Contract. Additionally, we will not exercise this right in an unfairly discriminatory manner.

Contract Value

Your Contract Value is the sum of your values in the Sub-Accounts and the Fixed Account(s).

The value of your investments in the Separate Account will vary depending on the investment performance of the Funds you choose. In order to keep track of your Contract Value in the Separate Account, we use a unit of measure called an Accumulation Unit. During the Income Phase of your Contract, we call the unit an annuity unit if a variable annuity option is elected.

Accumulation Units

Every Business Day we determine the value of an Accumulation Unit for each of the Sub-Accounts. Changes in the Accumulation Unit value reflect the investment performance of the Fund as well as deductions for insurance and other charges. The value of an Accumulation Unit may go up or down from Business Day to Business Day.

When you make a Purchase Payment, we credit your Contract with Accumulation Units. We determine the number of Accumulation Units to credit by dividing the amount of the Purchase Payment allocated to a Sub-Account by the value of the Accumulation Unit for that Sub-Account. When you make a withdrawal, we deduct from your Contract Accumulation Units representing the withdrawal amount.

We calculate the value of an Accumulation Unit for each Sub-Account after the Close of Business each Business Day. Any change in the Accumulation Unit value will be reflected in your Contract Value.

Calculation of Accumulation Unit Values

During the Accumulation Phase, Accumulation Units shall be used to account for all amounts allocated to or withdrawn from the Sub-Accounts as a result of Purchase Payments, withdrawals, transfers, or fees and charges. MassMutual will determine the number of Accumulation Units of a Sub-Account purchased or canceled. This will be done by dividing the amount allocated to (or the amount withdrawn from) the Sub-Account by the dollar value of one Accumulation Unit of the Sub-Account as of the end of the Business Day during which the transaction is received at the Service Center.

The Accumulation Unit value for each Sub-Account was set on the date such Sub-Account became operative. Subsequent Accumulation Unit values for each Sub-Account are determined for each Business Day by multiplying the Accumulation Unit value for the immediately preceding Business Day by the net investment factor for the Sub-Account for the current Business Day.

The net investment factor for each Sub-Account is determined by dividing A by B and subtracting C where:

•	A is (i) the net asset value per share of the funding vehicle or portfolio of a funding vehicle held by the Sub-Account for the current Business Day; plus (ii) any dividend per share declared on behalf of such funding vehicle or portfolio of a funding vehicle that has an ex-dividend date within the current Business Day; less (iii) the cumulative charge or credit for taxes reserved which is determined by MassMutual to have resulted from the operation or maintenance of the Sub-Account.

•	B is the net asset value per share of the funding vehicle or portfolio held by the Sub-Account for the immediately preceding Business Day, minus the cumulative charge or credit for taxes reserved which is determined by MassMutual to have resulted from the operation or maintenance of the Sub-Account as of the immediately preceding Business Day.

•	C is the cumulative charge since the immediately preceding Business Day for the insurance charges.

Example:

On Monday we receive an additional Purchase Payment of $5,000 from you. You have told us you want this to go to the MML VIP Barings Core Bond  Sub-Account. When the NYSE closes on that Monday, we determine that the value of an Accumulation Unit for the MML VIP Barings Core Bond  Sub-Account is $13.90. We then divide $5,000 by $13.90 and credit your Contract on Monday night with 359.71 Accumulation Units for the MML VIP Barings Core Bond  Sub-Account.

Right to Cancel Your Contract

You have a right to examine your Contract (sometimes referred to as a Free Look period). If you change your mind about owning your Contract, you can cancel it within ten calendar days after receiving it. This time period may vary by state. When you cancel the Contract within this time period, we will not assess a CDSC. Unless your state has other requirements, you will receive back your Contract Value as of the Business Day we receive your Contract and your Written Request in Good Order at our Service Center, and your Contract will be terminated. If you purchase the Contract as an IRA, we will return the greater of your Purchase Payments less any withdrawals, or the Contract Value. See ‘‘Appendix Q – State Variations of Certain Contract Features.’’

Sending Requests in Good Order

From time to time you may want to submit a request for transfer among investment options, a withdrawal, a change of Beneficiary, or some other action. We can only act upon your request if we receive it in “Good Order.” Contact our Service Center to learn what information we require for your request to be in “Good Order.” Generally, your request must include the information and/or documentation we need to complete the action without using our own discretion to carry it out. Additionally, some actions may require that you submit your request on our form. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time. To help protect against unauthorized or fraudulent telephone instructions, we will use reasonable procedures to confirm that telephone instructions given to us are genuine. We may record all telephone instructions.

In addition to Written Requests, we may allow requests to our Service Center:

•	by fax at (866) 329-4272,

•	by email at ANNfax@MassMutual.com,

•	by telephone at (800) 272-2216, or

•	by internet at www.MassMutual.com.

Fax, telephone, email, or internet transactions may not always be available. Fax, telephone, and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. We may make these additional methods available at our discretion. They may be suspended or discontinued at any time without notice. Not all transaction types can be requested by fax, telephone, or the internet.

Transfers and Transfer Programs

General Overview

Generally, you can transfer all or part of your Contract Value among investment options. However, there are restrictions that are detailed later in this section. You can make transfers by Written Request, email, telephone, fax, or other authorized means. You must clearly indicate the amount and investment options from and to which you wish to transfer. Your registered representative may provide us with instructions on your behalf involving Fund transfers subject to our rules and requirements, including the restrictions on frequent trading and market timing activities. We reserve the right, at any time and without prior notice to any party, to terminate, suspend, or modify the transfer provisions of this Contract.

Your transfer is effective at the Close of Business on the Business Day we receive your Written Request, in Good Order, at our Service Center. If we receive your transfer request at our Service Center in Good Order on a Non-Business Day or after Close of Business, your transfer request will be effective on the next Business Day.

Transfers During the Accumulation Phase

You may transfer all or part of your Contract Value allocated to a Sub-Account. You can make a transfer to or from any Sub-Account. See “Additional Benefits” for transfer restrictions applicable to certain features. During the Accumulation Phase, we do not assess a transfer fee. However, we reserve the right to only allow 12 free transfers per calendar year and to charge $20 for each additional transfer in excess of 12.

Currently, we do not restrict the amount you can transfer during the Accumulation Phase. However, we reserve the right to impose a minimum transfer amount of $1,000 or the entire amount in a Sub-Account, if less. We waive this requirement if a transfer is made due to participation in an Asset Allocation Program, the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, the DCA Fixed Accounts or the Automatic Rebalancing Program. Currently, we do not require that a minimum balance remain in a Sub-Account after a transfer. However, we reserve the right to require that $1,000 remain in the Sub-Account after a transfer unless you transfer your entire Contract Value in the Sub-Account.

Limits on Transfers

References to ‘‘The Fixed Account’’ pertain only to The Fixed Account and not the DCA Fixed Accounts. For DCA Fixed Account transfer rules see ‘‘General Information about Massachusetts Mutual Life Insurance Company, the Separate Account and the Investment Options – The Fixed Accounts – The DCA Fixed Accounts.’’

•	For Contracts issued after December 30, 2011, we currently limit any transfer from the Funds such that no transfer can cause your combined value in The Fixed Account and the Long-Term Guarantee Fixed Accounts to exceed 50% of your total Contract Value (unless your Contract was issued in Oregon). For Contracts issued after October 25, 2012 in Oregon, we currently limit any transfer from the Funds such that no transfer can cause your combined value in The Fixed Account and the Long-Term Guarantee Fixed Accounts to exceed 50% of your total Contract Value.

For Contracts issued on or before December 30, 2011, we currently limit any transfer from the funds such that no transfer can cause your combined value in The Fixed Account and the Long-Term Guarantee Fixed Accounts to exceed 70% of your total Contract Value (unless your Contract was issued in Oregon). For Contracts issued on or before October 25, 2012 in Oregon, we currently limit any transfer from the Funds such that no transfer can cause your combined value in The Fixed Account and the Long-Term Guarantee Fixed Accounts to exceed 70% of your total Contract Value.

Some states have different allocation limits. See ‘‘Appendix Q – State Variations of Certain Contract Features.’’

We reserve the right, upon providing you with 30 days Written Notice, to change these percentage limits or to disallow transfers to The Fixed Account and the Long-Term Guarantee Fixed Accounts.

•	If your Contract Value in The Fixed Account is $500 or less at the time of your transfer, then you may transfer the entire amount out of The Fixed Account.

If your Contract Value in The Fixed Account is more than $500, then we limit the amount you can transfer out of The Fixed Account. Each Contract Year, we will allow you to transfer up to 30% of your Contract Value in The Fixed Account as of your first transfer in that Contract Year. The 30% can be transferred at one time, or through several transfers during the Contract Year. If you transfer 30% of your Contract Value in The Fixed Account for three consecutive Contract Years, in the fourth consecutive Contract Year you may transfer up to the entire amount in The Fixed Account, provided that you have not applied payments or transferred Contract Value into The Fixed Account from the time the first annual transfer was made. We measure a Contract Year from the anniversary of the day we issued your Contract. We calculate transfers out of The Fixed Account on a first-in, first-out basis. In other words, we transfer amounts attributed to the oldest Purchase Payments first; then we transfer amounts attributed to the next oldest Purchase Payment; and so on.

•	You may not transfer Contract Value from The Fixed Account to the Long-Term Guarantee Fixed Accounts or a money market fund. For a period of 90 days after you transfer Contract Value out of The Fixed Account, you may not transfer any Contract Value into The Fixed Account, the Long-Term Guarantee Fixed Accounts or a money market fund.

•	If you are participating in a transfer program, an Asset Allocation Program, a Guaranteed Minimum Accumulation Benefit, a Guaranteed Minimum Income Benefit, MassMutual Lifetime Payment Plus or MassMutual Lifetime Income Protector, additional transfer restrictions may apply. See ‘‘Transfers and Transfer Programs,’’ ‘‘Additional Benefits – Guaranteed Minimum Accumulation Benefit,’’ ‘‘Additional Benefits – Guaranteed Minimum Income Benefit,’’ ‘‘Additional Benefits – MassMutual Lifetime Payment Plus’’ and ‘‘Additional Benefits – MassMutual Lifetime Income Protector.’’

Transfers During the Income Phase

During the Income Phase, if you are receiving variable payments, you may make six transfers between the Sub-Accounts each calendar year. We will not assess a transfer fee on those transfers. You cannot transfer from the General Account to a Sub-Account, but you can transfer from one or more Sub-Account to the General Account once each Contract Year. We currently do not restrict the amount that you can transfer. However, we reserve the right to institute a minimum transfer amount equal to $1,000 or the entire value in a Sub-Account, if less. After a transfer, the minimum amount which must remain in a Fund is $1,000 unless you have transferred the entire value.

Asset Allocation Programs

We restrict which Asset Allocation Programs are available to you based on your elected additional features and when your Contract is issued.

Asset Allocation Programs and Additional Features

You must elect an Asset Allocation Program if you are participating in:

•	MassMutual Lifetime Income Protector; or

•	Guaranteed Minimum Accumulation Benefit (GMAB); or

•	Guaranteed Minimum Income Benefit (GMIB); or

•	MassMutual Lifetime Payment Plus.

If you are participating in one of the features listed above, we describe in this section which Asset Allocation Programs are available to you.

If you are not participating in GMIB, GMAB, MassMutual Lifetime Payment Plus or MassMutual Lifetime Income Protector, you may elect to participate in the following Asset Allocation Programs:

•	Asset Allocation Funds; or

•	Custom Allocation Choice (for Contracts issued prior to 5/1/2010); or

•	Directed Allocation Models. (Directed Allocation Models are only available if you were participating in a model as of
1/18/2008. If you subsequently elect a different Asset Allocation Program, you cannot return to the Directed Allocation Models.)

Transfers Within Asset Allocation Programs

You may make transfers as permitted within your elected Asset Allocation Program and you may transfer from one Asset Allocation Program to another (subject to availability). If you are participating in the GMAB, GMIB or MassMutual Lifetime Payment Plus, you may make transfers outside of the Asset Allocation Programs only if you first cancel your election of the GMAB, GMIB or MassMutual Lifetime Payment Plus and then make the transfer request subject to the terms and conditions described in “Transfers and Transfer Programs.” If you are participating in MassMutual Lifetime Income Protector you cannot make transfers outside of the Asset Allocation Programs.

For Contracts Issued on or after 5/1/2010

Asset Allocation Programs Available with MassMutual Lifetime Income Protector

If you participate in MassMutual Lifetime Income Protector, you must elect one of the following Asset Allocation Programs:

•	Custom Allocation Choice Select; or

•	Asset Allocation Funds (restrictions apply, see ‘‘Asset Allocation Funds’’ in this section).

Asset Allocation Programs Available with the GMAB

If you participate in the GMAB, you must elect one of the following Asset Allocation Programs:

•	Custom Allocation Choice Select; or

•	Asset Allocation Funds (restrictions apply, see ‘‘Asset Allocation Funds’’ in this section).

For Contracts Issued Prior to 5/1/2010

Asset Allocation Programs Available with MassMutual Lifetime Income Protector

If you participate in MassMutual Lifetime Income Protector, you must elect one of the following Asset Allocation Programs:

•	Custom Allocation Choice Select; or

•	Asset Allocation Funds (restrictions apply, see ‘‘Asset Allocation Funds’’ in this section).

Asset Allocation Programs Available with the GMAB, GMIB, and MassMutual Lifetime Payment Plus

If you participate in the GMAB, GMIB, or MassMutual Lifetime Payment Plus you must elect one of the following Asset Allocation Programs:

•	Custom Allocation Choice Select (only available with GMAB); or

•	Custom Allocation Choice; or

•	Asset Allocation Funds (restrictions apply see, ‘‘Asset Allocation Funds’’ in this section); or

•	Directed Allocation Models. (Directed Allocation Models are unavailable with MassMutual Lifetime Payment Plus. Additionally, Directed Allocation Models are only available if you were participating in a model as of 1/18/2008. If you subsequently elect a different Asset Allocation Program, you cannot return to the Directed Allocation Models.)

Custom Allocation Choice Select

You may only elect Custom Allocation Choice Select if you are participating in GMAB or MassMutual Lifetime Income Protector. If you elect Custom Allocation Choice Select, you must allocate your Contract Value within the Custom Allocation Choice Select parameters. The parameters are the minimum and maximum that may be allocated to each style of investment option offered through Custom Allocation Choice Select. Periodically, we will rebalance your Contract Value so that it continues to follow the parameters. You can elect that the rebalancing occur quarterly, annually or semiannually during each calendar year. If you do not make an election, rebalancing will occur quarterly. See ‘‘Appendix B’’ for Custom Allocation Choice Select parameters and investment options. Participation in Custom Allocation Choice Select does not assure a profit and does not protect you against loss in a declining market. We will terminate your participation in Custom Allocation Choice Select:

•	if you apply your full Contract Value to an Annuity Option;

•	if you withdraw the total Contract Value; or

•	upon payment of the death benefit.

Additionally, unless you are participating in MassMutual Lifetime Income Protector, you may request that we end the program (in writing or by telephone).

Asset Allocation Funds

If you are participating in MassMutual Lifetime Income Protector, GMAB, GMIB, or MassMutual Lifetime Payment Plus, you can fulfill our requirement that you participate in an Asset Allocation Program, by allocating all of your Contract Value to one of our Asset Allocation Funds. While participating in this program you can make transfers by moving your full Contract Value from one Asset Allocation Fund to another.

The Funds are as follows:

•	MML VIP Aggressive Allocation Fund(1)

•	MML VIP American Funds 65/35 Allocation Fund

•	MML VIP Balanced Allocation Fund

•	MML VIP Conservative Allocation Fund

•	MML VIP Growth Allocation Fund(2)

•	MML VIP Moderate Allocation Fund

These Funds are also available if you do not have an election of MassMutual Lifetime Income Protector, a GMAB, GMIB, or MassMutual Lifetime Payment Plus. In such case you may allocate a portion or all of your Contract Value to these Funds.

(1)	The MML VIP Aggressive Allocation Fund is not available as an investment option if you are participating in MassMutual Lifetime Income Protector, MassMutual Guaranteed Income Plus 6 or MassMutual Lifetime Payment Plus. Additionally, this Fund is unavailable if your Contract was issued on or after 4/15/2009 and you are participating in MassMutual Guaranteed Income Plus 5 or the Guaranteed Minimum Accumulation Benefit.
(2)	The MML VIP Growth Allocation Fund is not available as an investment option if you are participating in MassMutual Lifetime Income Protector. Additionally, this Fund is unavailable if your Contract was issued on or after 5/1/2010 and you are participating in the Guaranteed Minimum Accumulation Benefit.

Custom Allocation Choice

If you elect Custom Allocation Choice, you must allocate your Contract Value within the Custom Allocation Choice parameters. The parameters are the minimum and maximum that may be allocated to each style of investment option offered through the Contract.

Periodically, we will rebalance your Contract Value so that it continues to follow the parameters. You can elect that the rebalancing occur quarterly, annually or semi-annually during each calendar year. If you do not make an election, rebalancing will occur quarterly. Custom Allocation Choice parameters and investment options are shown in ‘‘Appendix B  – Funds Available Under the Benefits Offered Under the Contract.” Participation in Custom Allocation Choice does not assure a profit and does not protect you against loss in a declining market. We will terminate your participation in Custom Allocation Choice:

•	if you apply your full Contract Value to an Annuity Option;

•	if you withdraw the total Contract Value;

•	upon payment of the death benefit; or

•	if you request that we end the program (in writing or by telephone).

Directed Allocation Models

If you elect a directed allocation model (model), the model you elect will determine which investment options your Contract Value is invested in and how much of your Contract Value is allocated to each investment option. The directed allocation models are static models which means the underlying investment allocations within each model will not change over time.

Participation in a model does not assure a profit and does not protect you against loss in a declining market. We will rebalance your Contract Value each calendar year quarter so it continues to follow your elected model strategy. Contract Value in The Fixed Accounts will not be rebalanced. For a detailed description of the available models, contact our Service Center or your registered representative.

While participating in a model you may transfer your Contract Value by changing models. If you do submit a transfer request other than a request to change your model, we will terminate your participation in the directed allocation models and notify you of the termination.

An exception to this is if you transfer Contract Value from The Fixed Account or the Long-Term Guarantee Fixed Accounts into a Fund or Funds. In this case we will not cancel your participation in the directed allocation models.

Additionally, we will terminate your participation in the directed allocation models:

•	if you apply your full Contract Value to an Annuity Option;

•	if you withdraw the total Contract Value;

•	upon payment of the death benefit; or

•	if you request that we end the program (in writing or by telephone).

If you transfer out of the directed allocation models, they are no longer available for you to re-elect after 1/18/2008.

Transfer Programs

For detailed rules and restrictions pertaining to these programs and instructions for electing a program, contact our Service Center.

Overview

We currently offer the following transfer programs: Separate Account Dollar Cost Averaging Program, Automatic Rebalancing Program, and Interest Sweep Option.

These programs are only available during the Accumulation Phase of your Contract. You may participate only in one of these programs at any one time.

You may not participate in these programs if you have a current election of the DCA Fixed Account, an Asset Allocation Program, Guaranteed Minimum Accumulation Benefit, Guaranteed Minimum Income Benefit, MassMutual Lifetime Payment Plus, or MassMutual Lifetime Income Protector.

Separate Account Dollar Cost Averaging Program

This program allows you to systematically transfer a set amount or percentage from a Sub-Account to any of the other Sub-Account(s). By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. Dollar cost averaging does not assure a profit and does not protect you against loss in declining markets. Since dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue the program through periods of fluctuating price levels.

Your Separate Account Dollar Cost Averaging Program will terminate:

•	if you withdraw the total Contract Value;

•	upon payment of the death benefit;

•	if the last transfer you selected has been made;

•	if you apply your full Contract Value to an Annuity Option;

•	if there is insufficient Contract Value in the selected Sub-Account to make the transfer; or

•	if we receive from you a Written Request or a request over the telephone to terminate the program at our Service Center prior to the next transfer date.

Automatic Rebalancing Program

Over time, the performance of each Sub-Account may cause your allocation to shift from your original allocation. You can direct us to automatically rebalance your Contract Value allocated to the Sub-Accounts in order to return to your original percentage allocations by selecting our Automatic Rebalancing Program. Contract Value allocated to The Fixed Account cannot participate in the Automatic Rebalancing Program.

This program will terminate:

•	if you withdraw the total Contract Value;

•	upon payment of the death benefit;

•	if you apply your full Contract Value to an Annuity Option;

•	if you make any unscheduled transfer; or

•	if we receive from you a Written Request or request over the telephone to terminate the program at our Service Center prior to the next transfer date.

Interest Sweep Option

Under this program, we will automatically transfer earnings from your Contract Value in The Fixed Account to any one Sub-Account or combination of Sub-Accounts that you select. By allocating these earnings to the Sub-Accounts, you can pursue further growth in the value of your Contract through more aggressive investments. However, the Interest Sweep Option does not assure a profit and does not protect against loss in declining markets.

This program will terminate:

•	if, as the result of a withdrawal, you no longer have Contract Value in The Fixed Account;

•	if, at time of transfer, no interest is available for transfer (for example, if the interest earned is required to cover Contract related charges or has been part of a partial withdrawal);

•	if you apply your full Contract Value to an Annuity Option;

•	upon payment of the death benefit; or

•	if we receive from you a Written Request or request over the telephone to terminate the program at our Service Center prior to the next transfer date.

Limits on Frequent Trading and Market Timing Activity

The Contract and its investment options are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a Fund in the following ways:

•	by requiring the Fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and

•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on Fund performance that could impact all Owners and Beneficiaries under the Contract, including long-term Owners who do not engage in these activities.

Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers of Contract Value among the Funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase the Contract.

We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures.

However, those who engage in such activities may employ a variety of techniques to avoid detection. Our ability to detect frequent trading or market timing may be limited by operational or technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of Funds among the Sub-Accounts, there can be no assurance that we will be able to identify and curtail every instance of trading of those who trade frequently or those who employ a market timing strategy or those who act as intermediaries on behalf of such persons. Moreover, our ability to discourage and restrict frequent trading or market timing may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

In addition, some of the Funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the Funds may reflect lower performance and higher expenses across all Contracts as a result of undetected abusive trading practices.

If we, or any investment adviser to any of the Funds available with the Contract, determine that an Owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will allow the Owner to submit transfer requests by regular mail only. We will not accept other Owner transfer requests if submitted by overnight mail, fax, the telephone, our website, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the Fund. Orders for the purchase of Fund shares may be subject to acceptance by the Fund. Therefore, we reserve the right to reject, without prior notice, any Fund transfer request if the investment in the Fund is not accepted for any reason.

The Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe the Funds’ frequent trading and market timing policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. We have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent trading or market timing policies established by the Fund.

Owners and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Funds generally are ‘‘omnibus’’ orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent trading or market timing policies and procedures. It may also require that we restrict or prohibit further purchases or transfers as requested by a Fund on all contracts owned by an Owner whose trading activity under one variable contract has violated a Fund’s frequent trading or market timing policy. If a Fund believes that an omnibus order reflects one or more transfer requests from Owners engaged in frequent trading or market timing activity, the Fund may reject the entire omnibus order.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, no change will be made to your allocations per that request. We will then allow you to resubmit the rejected transfer by regular mail only.

Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from an Owner or other person authorized to conduct a transfer;

•	limit the number of transfer requests that can be made during a Contract Year; and

•	require the value transferred into a Fund to remain in that Fund for a particular period of time before it can be transferred out of the Fund.

We will apply any restrictive action we take uniformly to all Owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity.

We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all Owners.

The Income Phase

Overview

If you want to receive regular income from your Contract, you may elect to apply all or part of your Contract Value to one of the Annuity Options described in this section and receive fixed and/or variable Annuity Payments. We may base Annuity Payments on the Age and sex of the Annuitant(s) under all options except Annuity Option E. We may require proof of age and sex before Annuity Payments begin.

If the Contract Value to be applied is less than $2,000 on the Annuity Date, we reserve the right to pay you a lump sum rather than a series of Annuity Payments. If any Annuity Payment is less than $100 ($20 for Contracts issued in New York), we reserve the right to change the payment basis to equivalent quarterly, semi-annual, or annual payments.

Applying Part of Your Contract Value to an Annuity Option

You may elect to apply part of the Contract Value from your Qualified or Non-Qualified Contract to an Annuity Option instead of your full Contract Value. We will treat the amount applied as a withdrawal of Contract Value that may qualify for favorable tax treatment under federal law. See “Taxes – Partial Annuitization.” You must specify the portion of your Contract Value to be applied to an Annuity Option, and if it is not the full Contract Value, the amount must be at least $10,000.

We currently do not restrict the number of times in a Contract Year that you can elect to apply part of your Contract Value to an Annuity Option. However, we reserve the right to limit the number of times that you can elect to apply part of your Contract Value to an Annuity Option to once a Contract Year.

If you choose to apply part of your Contract Value to an Annuity Option, there may be adverse tax consequences. For additional information, see “Taxes – Partial Annuitization of Non-Qualified Contracts”  and “Taxes –  Partial Annuitization of Qualified Contracts.”  Before you apply part of your Contract Value to an Annuity Option, you should consult a qualified tax professional and discuss the tax implications associated with such a transaction. We do not provide tax advice or recommendations.

Electronic Funds Transfer and Annuity Payments

You may receive Annuity Payments by electronic funds transfer (EFT). However, we only allow an EFT of your Annuity Payments to one account. When you set up an EFT, the account number you provide to us must be used for all Annuity Payments you receive from the Contract. You may change the account number at any time.

Annuity Payment Start Date

You can choose the day, month and year in which Annuity Payments begin; however, the day must be between the 1st and 28th day of the month. We call that date the Annuity Date. According to your Contract, your Annuity Date cannot be earlier than five years after you buy the Contract (13 months for Contracts issued in New York and Florida).

You may choose your Annuity Date when you purchase the Contract. After you purchase your Contract, you can request an earlier Annuity Date by Written Request. You can request that we delay your Annuity Date by Written Request or by telephone any time before or on the Annuity Date.

Annuity Payments must begin by the earlier of:

•	the 100th birthday of the Annuitant;

•	your 100th birthday if you are not the Annuitant or the 100th birthday of the oldest Joint Owner;

•	the latest date permitted under state law.

Electing an Annuity Option

On the Annuity Date, we must have written instructions in Good Order at our Service Center regarding your Annuity Option choice, including whether you want fixed and/or variable payments.

If on the Annuity Date we do not have your instructions, we will assume you elected Option B with ten years of payments guaranteed. We will use Contract Value in the Funds and the DCA Fixed Account, if any, to provide a variable portion of each Annuity Payment and Contract Value in The Fixed Account and the Long-Term Guarantee Fixed Account, if any, to provide a fixed portion of each Annuity Payment. If your Contract is a Qualified Contract, we may default you to a different Annuity Option in order to comply with requirements applicable to qualified plans.

Fixed Annuity Payments

If you choose fixed payments, the payment amount will not vary. The payment amount will depend upon the following:

•	your Contract Value on the Annuity Date;

•	the Annuity Option you elect;

•	the Age and sex of the Annuitant or Joint Annuitants, if applicable;

•	the guaranteed payout rates associated with your Contract;

•	the deduction of a CDSC (may be deducted under Annuity Option E only);

•	the application of an interest rate factor adjustment, if applicable; and

•	the deduction of premium taxes, if applicable.

In most states, if the single premium immediate annuity rates offered by MassMutual on the Annuity Date are more favorable than the guaranteed rates listed in your Contract, those rates will be used.

For a discussion of how fixed payments are calculated if you apply your GMIB value to an Annuity Option see ‘‘Additional Benefits – Guaranteed Minimum Income Benefit (GMIB).’’

Variable Annuity Payments

If you choose variable payments, the payment amount will vary with the investment performance of the Funds. The first payment amount will depend on the following:

•	your Contract Value on the Annuity Date;

•	the Annuity Option you elect;

•	the Age and sex of the Annuitant or Joint Annuitants, if applicable;

•	the guaranteed payout rates associated with your Contract;

•	an assumed investment rate (AIR) of 4% per year;

•	the deduction of a CDSC (may be deducted under Annuity Option E only);

•	the application of an interest rate factor adjustment, if applicable; and

•	the deduction of premium taxes, if applicable.

Future variable payments will depend on the performance of the Funds you selected. If the actual performance on an annualized basis exceeds the 4% assumed investment rate plus the deductions for expenses, your Annuity Payments will increase. Similarly, if the actual rate is less than 4% annualized plus the amount of the deductions, your Annuity Payments will decrease.

For a discussion of whether variable payments are available if you apply your GMIB value to an Annuity Option, when you can apply your GMIB value to an Annuity Option and how such variable payments would be calculated see ‘‘Additional Benefits – Guaranteed Minimum Income Benefit (GMIB).’’

Annuity Unit Values

In order to keep track of the value of your variable Annuity Payments, we use a unit of measure called an annuity unit. The value of your annuity units will fluctuate to reflect the investment performance of the funds you elected. We calculate the number of your annuity units at the beginning of the Income Phase. During the Income Phase, the number of annuity units will not change unless you make a transfer; make a withdrawal as permitted under certain Annuity Options; or you elect an Annuity Option with reduced payments to the survivor and those payments to the survivor commence. The insurance charge applied as part of the calculation of the annuity unit value will be the insurance charge assessed at the time you apply all or part of your Contract Value to an Annuity Option. The SAI contains more information on how Annuity Payments and annuity unit values are calculated.

Annuity Options

The available Annuity Options are listed in this section in the Annuity Options table. We may consent to other plans of payment in addition to those listed. After Annuity Payments begin, you cannot change the Annuity Option, the frequency of Annuity Payments, or make withdrawals, except as described under Annuity Option E.

RMDs for Qualified Contracts

In order to avoid adverse tax consequences, you should begin to take distributions from your Contract no later than the beginning date required by the IRC. These distributions can be withdrawals or Annuity Payments. The distributions should be at least equal to the minimum amount required by the IRC or paid through an Annuity Option that complies with the RMD rules of IRC Section 401(a)(9). If your Contract is an individual retirement annuity, other than a Roth IRA, the required beginning date is no later than April 1 of the calendar year after you reach the “applicable age” specified in  IRC Section 401(a)(9)(C). If you  were born after December 31, 1950 and before January 1, 1960, your applicable age is 73. If you were born after December 31, 1959, your applicable age is 75. Previously, the age at which RMDs were required to begin was 70½ for those born before July 1, 1949, and 72 for those born after June 30, 1949 and before January 1, 1951. For qualified plans, if you are still working for the sponsor when you reach the specified RMD age, you may defer RMDs until the year in which you retire. The option of deferring to retirement is not available if you are a 5% or greater owner of the employer sponsoring your qualified plan. For Roth IRAs, you are not required to take distributions during your lifetime, but your Beneficiary will be subject to RMDs upon your death.

Limitations on Payment Options

If you purchased the Contract as a Qualified Contract, the RMD rules that apply to annuitized Contracts during your lifetime may impose restrictions on the payment options that you may elect. In addition, in order to ensure that the Contract will comply with the RMD requirements that apply upon your death, you may not elect a joint and survivor Annuity Option with a non-spouse Joint Annuitant who is more than 10 years younger than you. Furthermore, if your Contract is issued under an ERISA plan, and you are married when your Contract enters the Income Phase, your ability to elect certain Annuity Options may be limited and/or require spousal consent.

Annuity Options

We may consent to other plans of payment in addition to those listed, including a Joint and Last Survivor Annuity with Period Certain. For Qualified Contracts, if, upon the death of the Owner (Annuitant if the Contract is owned by a non-natural person), there are Annuity Payments remaining, we may shorten the remaining payment period in order to ensure that payments do not continue beyond the 10 year post-death distribution period provided under IRC Section 401(a)(9), or beyond the beneficiary’s life or life expectancy for certain classes of beneficiaries, such as a spouse or an individual who is not more than 10 years younger than the decedent.

Lifetime Contingent Options (variable and/or fixed payments)
	Annuity Option A Life Income	Annuity Option B Life Income with Period Certain	Annuity Option C Joint and Last Survivor Annuity	Annuity Option D Joint and 2∕3 Survivor Annuity
Number of Annuitants:	One	One	Two	Two
Length of Payment Period:	For as long as the Annuitant lives.	For a guaranteed period of either 5, 10 or 20 years or as long as the Annuitant lives, whichever is longer.	For as long as either Annuitant lives.	For as long as either Annuitant lives.
Annuity Payments After Death:	None. All payments end upon the Annuitant’s death.

When the Annuitant dies, if there are remaining guaranteed payments, the Beneficiary(ies) may elect to continue receiving remaining guaranteed payments or the Beneficiary(ies) may elect a lump sum payment equal to the commuted value of the remaining guaranteed Annuity Payments.(1)

100% of the payment will continue during the lifetime of the surviving Annuitant. No payments will continue after the death of both Annuitants.

Payments will continue during the lifetime of the surviving Annuitant and will be computed on the basis of two-thirds of the Annuity Payment (or units) in effect during the joint lifetime. No payments will continue after the death of both Annuitants.

(1)	In the event that remaining Annuity Payments are commuted, we compute the value of the remaining guaranteed Annuity Payments at an interest rate determined by us.

Non-Lifetime Contingent Options (variable and/or fixed payments)
Annuity Option E Period Certain Annuity
Number of Annuitants:	One
Length of Payment Period:	For a specified period no less than five years and no greater than 30 years.
Withdrawal Option/Switch Annuity Option:

If, after you begin receiving payments, you would like to receive all or part of the commuted value of the remaining guaranteed payments under this Annuity Option at any time, you may elect to receive it in a lump sum or have it applied to another Annuity Option. If you so elect, your future payments will be adjusted accordingly.(1)

Contingent Deferred Sales Charge:

In most states, we will deduct a CDSC if you apply all or a part of your Contract Value to this option and the period certain is less than ten years. If it is permitted in your state, but we do not deduct a CDSC at that time, we will deduct a CDSC if you subsequently request a commuted lump sum payment to yourself or a commuted value to apply to another Annuity Option.(1)

Annuity Payments After Death:

When the Annuitant dies, if there are remaining guaranteed payments, the Beneficiary(ies) may elect to continue receiving remaining guaranteed payments or the Beneficiary(ies) may elect a lump sum payment equal to the commuted value of the remaining guaranteed Annuity Payments. We will not deduct a CDSC.(1)

(1)	In the event that remaining Annuity Payments are commuted, we compute the value of the remaining guaranteed Annuity Payments at an interest rate determined by us.

Benefits Available Under the Contract

The following table summarizes information about the benefits available under the Contract.

Benefit	Purpose	Benefit is Standard or Optional	Fee	Restrictions/Limitations
Basic Death Benefit (9/1/07 Version)

Upon your death, we will pay your designated Beneficiaries the greater of (1) the Contract Value determined as of the Business Day we receive both due proof of death and an election of the payment method in Good Order at our Service Center; or (2) an amount based on your Purchase Payments adjusted for withdrawals and any applicable charges.

		Standard	None
•

Only available for Contracts applied for on or after 9/1/2007 (subject to state availability).

•

Only available if the oldest Owner is under Age 76 at the time of election (oldest Annuitant if Contract is owned by a non-natural person).

•

This benefit terminates upon a full withdrawal or annuitization of the full Contract Value.

•

Withdrawals reduce the death benefit amount in direct proportion to the Contract Value reduction. Since withdrawals result in a pro-rata adjustment to the death benefit amount, the death benefit amount may be reduced by more than the actual dollar amount of the withdrawals.

•

If your death benefit amount is greater than your Contract Value at the time you change your death benefit feature, the change in death benefit feature may result in a decrease in your death benefit amount.

•

For Contracts electing Lifetime Payment Plus, when we adjust Purchase Payments for subsequent withdrawals, any portion of a withdrawal that exceeds the Guaranteed Lifetime Withdrawal Amount or, if applicable, the Guaranteed Withdrawal Amount, will result in a proportional adjustment for withdrawals. Any withdrawal that does not exceed the Guaranteed Lifetime Withdrawal Amount or, if applicable, the Guaranteed Withdrawal Amount, will reduce the Death Benefit on a dollar for dollar basis. See ‘‘Additional Benefits – MassMutual Lifetime Payment Plus.’’

Benefit	Purpose	Benefit is Standard or Optional	Fee	Restrictions/Limitations
Basic Death Benefit (For Contracts Applied for Prior to 9/1/2007)

Prior to the oldest Owner reaching Age 80, the death benefit is the greater of Contract Value determined as of the Business Day we receive due proof of death and election of a payment method in Good Order at our Service Center or Purchase Payments reduced by an adjustment for withdrawals and any applicable charges.

At Age 80 and beyond, the value of the Basic Death Benefit is your Contract Value as of the Business Day we receive due proof of death and election of a payment method in Good Order at our Service Center.

		Standard	None
•

Only available for Contracts applied for prior to 9/1/2007.

•

Only available if oldest Owner is under Age 80 at the time of election (oldest Annuitant if Contract is owned by a non-natural person).

•

This benefit terminates upon a full withdrawal or annuitization of the full Contract Value.

•

Withdrawals reduce the death benefit amount in direct proportion to the Contract Value reduction. Since withdrawals result in a pro-rata adjustment to the death benefit amount, the death benefit amount may be reduced by more than the actual dollar amount of the withdrawals.

•

If your death benefit amount is greater than your Contract Value at the time you change your death benefit feature, the change in death benefit feature may result in a decrease in your death benefit amount.

Contract Value Death Benefit	Equal to your Contract Value as of the Business Day we receive due proof of death and election of a payment method in Good Order at our Service Center.	Optional	Receive a Contract credit if it is elected. Current 0.05% of Contract Value Minimum 0.02% of Contract Value
•

For all Contracts issued prior to
9/1/2007, if the oldest Owner (or the Annuitant, if the Contract is owned by a non-natural person) is Age 80 or beyond, we do not provide an annual credit to your Contract Value.

•

If your death benefit amount is greater than your Contract Value at the time you change your death benefit feature, the change in death benefit feature may result in a decrease in your death benefit amount.

Benefit	Purpose	Benefit is Standard or Optional	Fee	Restrictions/Limitations
Annual Ratchet Death Benefit

The greater of your Contract Value determined as of the Business Day we receive due proof of death and election of a payment method in Good Order at our Service Center; or the amount of Purchase Payments you have made to the Contract reduced by an adjustment for withdrawals; or the highest anniversary value reduced by an adjustment for withdrawals and increased by any Purchase Payments.

		Optional	Maximum: 0.90% of Contract Value Current: 0.40% of Contract Value
•

Cannot elect Annual Ratchet Death Benefit if participating in MassMutual Lifetime Income Protector.

•

Once the oldest Owner reaches Age 80 (oldest Annuitant if Contract is owned by a non-natural person), the highest anniversary value will no longer change and will remain as last calculated, except we will increase it if you make subsequent Purchase Payments and we will adjust it for subsequent withdrawals.

•

When we adjust Purchase Payments for subsequent withdrawals, any portion of a withdrawal that exceeds the Guaranteed Lifetime Withdrawal Amount or, if applicable, the Guaranteed Withdrawal Amount, will result in a proportional adjustment for withdrawals. Any withdrawal that does not exceed the Guaranteed Lifetime Withdrawal Amount or, if applicable, the Guaranteed Withdrawal Amount, will reduce the Death Benefit on a dollar for dollar basis. See ‘‘Additional Benefits – MassMutual Lifetime Payment Plus.’’

•

If your death benefit amount is greater than your Contract Value at the time you change your death benefit feature, the change in death benefit feature may result in a decrease in your death benefit amount.

Benefit	Purpose	Benefit is Standard or Optional	Fee	Restrictions/Limitations
GMAB: 10-Year Benefit with Reset Option GMAB: 20-Year Benefit	If the GMAB is in effect, we guarantee that at the end of your benefit period your Contract Value will be no less than a specified amount called the GMAB value.	Optional

Maximum Fee:
1.00% of Contract Value

Current Fee for Contracts issued on or after 5/1/10:
0.95% of Contract Value

Current Fee for Contracts issued on or after 9/1/06 and prior to 5/1/10:
0.45% of Contract Value

Current Fee for Contracts issued prior to 9/1/06:
0.35% of Contract Value

•

Both the 10 Year and 20 Year GMAB were only available when your Contract was issued.

•

While the GMAB is in effect, you cannot participate in the Automatic Rebalancing Program, the AIP, the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, or a DCA Fixed Account. You also cannot make allocations to The Fixed Accounts.

•

If you elect the GMAB, you may not elect a Guaranteed Minimum Income Benefit, MassMutual Lifetime Payment Plus, or MassMutual Lifetime Income Protector.

•

While the GMAB is in effect, you will be subject to allocation restrictions. You will be limited in your choice of Sub-Account investments and may be limited in how much you can invest in certain Sub-Accounts. You will not be able to allocate Contract Value to all of the Sub-Accounts that are available to Owners who have not elected a GMAB.

•

If you request to reset the 10 Year GMAB and it is reset, your 10 year benefit period will start over again.

•

The 20 Year GMAB does not have a reset feature.

•

Withdrawals will negatively impact the GMAB Amount.

Benefit	Purpose	Benefit is Standard or Optional	Fee	Restrictions/Limitations
Guaranteed Minimum Income Benefit Basic GMIB (for Contracts prior to 9/1/2007) GMIB 5 (for Contracts from 9/1/2007 to 3/31/2009) GMIB 6 (for Contracts from 9/1/2007 to 12/2/2008)	Provides a minimum floor for a future amount that you may apply to an Annuity Option.	Optional

Basic GMIB:
Maximum Charge:
1.25%

Current Charge: 0.60%

GMIB 5:
Maximum Charge:
1.50%

Current Charge: 1.50%
of the current GMIB value

GMIB 6:
Maximum Charge:
1.50%

Current Charge: 1.50%
of the current GMIB value

Basic GMIB:

•

This feature was only available to be elected when your Contract was issued.

•

You must have been under Age 80 at the time you elected this feature.

•

When the Annuitant reaches Age 80, the GMIB value will no longer increase.

•

If you elect the Basic GMIB, you must allocate 100% of your Purchase Payment to an approved Asset Allocation Program.

•

All withdrawals will negatively impact your GMIB Value.

•

If you elect the Basic GMIB, you cannot participate in the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, a DCA Fixed Account, or the Automatic Rebalancing Program. Also, you cannot make allocations to The Fixed Accounts.

•

If you elect the Basic GMIB, you may not elect a Guaranteed Minimum Accumulation Benefit.

Benefit	Purpose	Benefit is Standard or Optional	Fee	Restrictions/Limitations

GMIB 5 or GMIB 6:

•

You must not be older than Age 80 at time of Contract issue (for the 2008 Version) or older than Age 75 at time of Contract issue (for the Pre-2008 Version).

•

This feature was only available to be elected when your Contract was issued.

•

You must allocate 100% of your Purchase Payment to an approved Asset Allocation Program.

•

Withdrawal amounts that exceed the annual interest credited to your GMIB Value in the current Contract Year will negatively impact your GMIB Value.

•

You can only apply your GMIB Value to an Annuity Option on the tenth or subsequent Contract Anniversary after your Contract was issued or on the tenth or subsequent Contract Anniversary after your most recent reset. Age restrictions also apply.

•

For the 2008 Version, you may only elect Fixed Annuity Payments. For the Pre-2008 Version, you may elect fixed and/or variable Annuity Payments. Additional Annuity Option restrictions apply.

•

If you elect GMIB 5 or GMIB 6, you cannot participate in the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, a DCA Fixed Account, or the Automatic Rebalancing Program. Also, you cannot make allocations to The Fixed Accounts.

•

If you elect GMIB 5 or GMIB 6, you may not elect a Guaranteed Minimum Accumulation Benefit or MassMutual Lifetime Payment Plus.

Benefit	Purpose	Benefit is Standard or Optional	Fee	Restrictions/Limitations
MassMutual Lifetime Income ProtectorSM	Provides you with a guaranteed minimum level of income for the life of the covered person, even if your Contract Value is reduced to zero.	Optional	Maximum Charge: 1.95% of income base Current Charge: 0.95% of income base
•

This feature was only available to Contracts applied for on or after January 11, 2010.

•

This feature was only able to be elected when your Contract was issued unless your Contract was issued after September 14, 2009 and this feature was not available to elect on your application.

•

Once elected, this feature cannot be cancelled.

•

Changes to an Owner (or an Annuitant, if the Owner is a non-natural person) may terminate this feature.

•

Changes to the Beneficiary may reduce the value of the benefit.

•

The covered person must be under Age 76 at the time this feature is elected.

•

Initial Purchase Payment must be $25,000 or greater.

•

You cannot stop the Systematic Withdrawal Program of the annual income amount once it begins.

•

If you elect MassMutual Lifetime Income Protector, you must participate in an approved Asset Allocation Program.

•

If you elect MassMutual Lifetime Income Protector, you cannot participate in the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, a DCA Fixed Account or the Automatic Rebalancing Program. Also, you cannot make allocations to The Fixed Accounts.

•

If a withdrawal causes total withdrawals during a Contract Year to exceed the Guaranteed Lifetime Withdrawal Amount, or if total withdrawals during a Contract Year already exceeded the Guaranteed Lifetime Withdrawal Amount, then the benefit base will equal the lesser of (1) your Contract Value immediately after the withdrawal; or (2) the benefit base immediately prior to the withdrawal, minus the amount of the excess withdrawal.

•

Excess withdrawals will reduce and may eliminate the value of the benefit.

Benefit	Purpose	Benefit is Standard or Optional	Fee	Restrictions/Limitations
MassMutual Lifetime Payment Plus (Single Life and Joint Life)	Provides a guaranteed withdrawal amount annually for life, even if your Contract Value is zero.	Optional	Maximum Charge: 1.50% of benefit base Current Charge: 0.60% of benefit base (Single Life); 0.85% of benefit base (Joint Life)
•

This feature was only available for Contracts applied for on or after January 19, 2008 and prior to March 31, 2009.

•

This feature was only available to be elected when your Contract was issued.

•

A change to an Owner (or an Annuitant, if the Owner is a non-natural person) may terminate this feature.

•

Changes to the Beneficiary may reduce the value of this feature.

•

If you elect MassMutual Lifetime Payment Plus, you must participate in an approved Asset Allocation Program.

•

If you elect MassMutual Lifetime Payment Plus, you cannot participate in the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, a DCA Fixed Account, or the Automatic Rebalancing Program. Also, you cannot make allocations to The Fixed Accounts.

•

If you elect MassMutual Lifetime Payment Plus, you may not elect a Guaranteed Minimum Accumulation Benefit or a Guaranteed Minimum Income Benefit.

•

If a withdrawal causes total withdrawals during a Contract Year to exceed the Guaranteed Lifetime Withdrawal Amount, or if total withdrawals during a Contract Year already exceeded the Guaranteed Lifetime Withdrawal Amount, then the benefit base will equal the lesser of (1) your Contract Value immediately after the withdrawal; or (2) the benefit base immediately prior to the withdrawal, minus the amount of the excess withdrawal.

•

Excess withdrawals may significantly reduce or eliminate the value of the benefit.

Benefit	Purpose	Benefit is Standard or Optional	Fee	Restrictions/Limitations
Equalizer Benefit	Provides a credit to your Contract Value at the end of the tenth Contract Year, and every five year Contract period thereafter.	Optional	Maximum Charge: 0.60% of your Contract Value Current Charge: 0.50% of your Contract Value
•

This feature was only available to be elected when your Contract was issued.

•

You could not have elected this feature if you or the oldest Joint Owner (or an Annuitant, if the Contract is owned by a non-natural person) was Age 70 or older when we issued your Contract.

•

We will pay the benefit only until you or the oldest Joint Owner (or Annuitant if the Contract is owned by a non-natural person) reaches Age 80.

•

We will limit individual payments of the benefit to 40% of the amount of your total Purchase Payments less any withdrawals.

Nine Year CDSC	Provides a nine year CDSC schedule rather than the standard seven year CDSC schedule.	Optional	0.10% Contract Value credit
•

Once elected you cannot cancel this feature.

•

Election of the nine year CDSC schedule will result in a higher CDSC percentage in certain years and a longer CDSC period that the standard CDSC available under the Contract.

10%/20% Free Withdrawal	Provides a more generous withdrawal amount that is not subject to a CDSC than is available under the standard free withdrawal provision.	Optional	Maximum: 0.35% of Contract Value Current: 0.25% of Contract Value
•

Once elected you cannot cancel this feature.

•

If MassMutual Lifetime Income Protector is in effect we will waive the  CDSC for Free Withdrawals. However, if all or a portion of a free withdrawal is an excess withdrawal, the excess withdrawal will negatively impact the  MassMutual Lifetime Income Protector benefit.

Electronic Document Delivery Credit	We will provide an annual $24 credit to your Contract on your Contract Anniversary if you are participating in our e-Documents Program.	Optional	$24 annual Contract credit
•

The electronic document delivery credit may be subject to the assessment of a Contingent Deferred Sales Charge upon withdrawal or if you elect to receive an Annuity Payment.

•

We reserve the right to modify or terminate this feature at any time.

Case Size Credit	We will provide a credit to your Contract if your Contract Value exceeds a certain average Contract Value as of the end of each Contract Year.	Optional	0.05%-0.10% credit depending upon case size	• None

Benefit	Purpose	Benefit is Standard or Optional	Fee	Restrictions/Limitations
DCA Fixed Account	Automatically transfers a specific amount of Contract Value from the DCA Fixed Account to the Sub-Accounts you have selected, at set intervals over a period of either six. twelve, or eighteen months.	Optional	None
•

Can only participate in one DCA Fixed Account at a time.

•

Must apply a Purchase Payment of at least $5,000 to a DCA Term.

•

You cannot transfer current Contract Value into the DCA Fixed Account.

•

No unscheduled transfers may be made from the DCA Fixed Account.

•

If you are participating in a DCA Fixed Account, you cannot also participate in an Asset Allocation Program, the Automatic Rebalancing Program, the Interest Sweep Option, the Separate Account Dollar Cost Averaging Program, a Guaranteed Minimum Accumulation Benefit, a Guaranteed Minimum Income Benefit, MassMutual Lifetime Payment Plus, or MassMutual Lifetime Income Protector.

Benefit	Purpose	Benefit is Standard or Optional	Fee	Restrictions/Limitations
Long-Term Guarantee Fixed Account	Provides a specific rate of interest for a specific guaranteed period for assets allocated to that fixed account option.	Optional	None
•

In most states, for Contracts issued on or before December 30, 2011, you may allocate up to 70% of each Purchase Payment between The Fixed Account and Long-Term Guarantee Fixed Accounts.

•

In most states, for Contracts issued after December 30, 2011, you may allocate up to 50% of each Purchase Payment between The Fixed Account and the Long-Term Guarantee Fixed Accounts.

•

The minimum Purchase Payment or transfer of Contract Value we permit to any Long-Term Guarantee Fixed Account is $1,000.

•

We will apply an interest rate factor adjustment to any partial or full withdrawal of Contract Value from a Long-Term Guarantee Fixed Account. The interest rate factor adjustment may increase or decrease your Contract Value.

•

If you are participating in a Guaranteed Minimum Accumulation Benefit, a Guaranteed Minimum Income Benefit, MassMutual Lifetime Payment Plus, or MassMutual Lifetime Income Protector, you cannot make allocations to the Long-Term Guarantee Fixed Account.

•

You may not transfer Contract Value from The Fixed Account to the Long-Term Guarantee Fixed Accounts or a money market fund. For a period of 90 days after you transfer Contract Value out of The Fixed Account, you may not transfer any Contract Value into The Fixed Account, the Long-Term Guarantee Fixed Accounts or a money market fund.

Benefit	Purpose	Benefit is Standard or Optional	Fee	Restrictions/Limitations
The Fixed Account	Provides a specified rate of interest for assets allocated to this fixed account option.	Optional	None
•

In most states, for Contracts issued on or before December 30, 2011, you may allocate up to 70% of each Purchase Payment or Contract Value to The Fixed Account and Long-Term Guaranteed Fixed Accounts.

•

In most states, for Contracts issued after December 30, 2011, you may allocate up to 50% of each Purchase Payment or Contract Value to The Fixed Account and the Long-Term Guarantee Fixed Accounts.

•

If your Contract Value in The Fixed Account is $500 or less at the time of your transfer, then you may transfer the entire amount out of The Fixed Account.

•

If your Contract Value in The Fixed Account is more than $500, then we limit the amount you can transfer out of The Fixed Account.

•

You may not transfer Contract Value from The Fixed Account to the Long-Term Guarantee Fixed Accounts or a money market fund. For a period of 90 days after you transfer Contract Value out of The Fixed Account, you may not transfer any Contract Value into The Fixed Account, the Long-Term Guarantee Fixed Accounts or a money market fund.

•

If you are participating in a Guaranteed Minimum Accumulation Benefit, a Guaranteed Minimum Income Benefit, MassMutual Lifetime Payment Plus, or MassMutual Lifetime Income Protector, you cannot make allocations to The Fixed Account.

Automatic Rebalancing Program	Automatically rebalances the Sub-Accounts you select to maintain your original percentage allocation of Contract Value.	Optional	None
•

You cannot participate in Separate Account Dollar Cost Averaging Program and Interest Sweep Option.

•

You cannot participate in the Automatic Rebalancing Program if you elected any of The Fixed Accounts, an Asset Allocation Program, Guaranteed Minimum Accumulation Benefit, Guaranteed Minimum Income Benefit, MassMutual Lifetime Payment Plus, or MassMutual Lifetime Income Protector.

Benefit	Purpose	Benefit is Standard or Optional	Fee	Restrictions/Limitations
Separate Account Dollar Cost Averaging Program	Automatically transfers a specific amount of Contract Value from a single Sub-Account to other Sub-Accounts you have selected, at set intervals.	Optional	None
•

You cannot participate in Automatic Rebalancing Program and Interest Sweep Option.

•

You cannot participate in the Separate Account Dollar Cost Averaging Program if you have elected the DCA Fixed Account, an Asset Allocation Program, Guaranteed Minimum Accumulation Benefit, Guaranteed Minimum Income Benefit, MassMutual Lifetime Payment Plus, or MassMutual Lifetime Income Protector.

Systematic Withdrawal Program	Automatically withdraws a specific amount of Contract Value proportionally from all Sub-Accounts you have selected.	Optional	None
•

In order to participate in this program:
(1) there must be at least $5,000 in
     Contract Value, and
(2) the minimum withdrawal amount
     must be $100.

•

You cannot participate in the Systematic Withdrawal Program if you are currently receiving a waiver of CDSC under the Nursing Home Waiver Benefit.

Nursing Home Waiver Benefit	Allows withdrawal of some or all Contract Value without incurring a CDSC if admitted to a licensed nursing care facility or accredited hospital.	Optional	Maximum Charge: 0.10% of Contract Value Current Charge: 0.05% of Contract Value
•

Confinement must begin after the Issue Date.

•

Each withdrawal request must be made one year or more after the Issue Date.

•

Confinement must be for at least 90 consecutive days and must be prescribed by a state licensed medical practitioner.

•

Cannot also participate in a Systematic Withdrawal Program.

•

May not be available in all states. See ‘‘Appendix Q – State Variations of Certain Contract Features.’’

Interest Sweep Option	Automatically transfers earnings from your Contract Value in The Fixed Account to any Fund(s) you select.	Optional	None
•

You cannot also participate in the Automatic Rebalancing Program, Separate Account Dollar Cost Averaging Program, DCA Fixed Account, an Asset Allocation Program, Guaranteed Minimum Accumulation Benefit, Guaranteed Minimum Income Benefit, MassMutual Lifetime Payment Plus, or MassMutual Lifetime Income Protector.

Some of the benefits identified in the Benefits Available Under the Contract table are described in more detail following the table and other benefits are disclosed in more detail in other sections of the prospectus.

Death Benefit

Death of Owner During the Accumulation Phase

If any Owner dies during the Accumulation Phase, we will pay a death benefit to the primary Beneficiary. If any Owner dies, we will treat the surviving Owner as the primary Beneficiary and treat any other Beneficiary designation, on record at the time of death, as a contingent Beneficiary, unless both Joint Owners have submitted a Written Request to our Service Center, in Good Order, requesting otherwise.

The Beneficiary may request that the death benefit be paid under one of the death benefit options. If the sole primary Beneficiary is your spouse and your Contract is a Non-Qualified Contract or is held as a traditional IRA (including SEP and SIMPLE IRAs) or Roth IRA, he or she may elect to become the Owner of the Contract by continuing the Contract at the death benefit amount payable.

Death Benefit Amount During the Accumulation Phase

The death benefit amount depends upon the death benefit feature in effect at the time of your death or, if the Contract is owned by a non-natural entity, the Annuitant’s death. The Contract offers three Death Benefit features:

•	Basic Death Benefit;

•	Annual Ratchet Death Benefit (described in ‘‘Additional Benefits’’);

•	Contract Value Death Benefit (described in ‘‘Additional Benefits’’).

For detail regarding the Annual Ratchet Death Benefit and the Contract Value Death Benefit see ‘‘Additional Benefits – Additional Death Benefit Features.’’

We do not assess an additional charge for the Basic Death Benefit. The availability of certain death benefit options may be limited for Qualified Contracts in order to comply with the Required Minimum Distribution rules, and are not available if you are a certain age. These details are included in our description of each death benefit feature.

You may only have one elected death benefit feature at any time. You may add or terminate a death benefit feature effective on any Contract Anniversary as long as we receive, in Good Order, Written Notice of your intention to do so at our Service Center at least 30 calendar days prior to your Contract Anniversary date. Your first Contract Anniversary is one calendar year from the date we issued your Contract.

Basic Death Benefit – (Version 9/1/07)

For Contracts applied for on or after 9/1/2007 (subject to state availability). You may only elect this feature if you are under Age 76 at the time you make the election.

If there are Joint Owners of the Contract, we will use the Age of the oldest Joint Owner to determine the death benefit amount. If the Contract is owned by a non-natural person, we will use the Age of the Annuitant to determine the death benefit amount.

The death benefit paid will be the amount calculated (and adjusted for any applicable charges) as of the Business Day we receive proof of death and election of the payment method in Good Order at our Service Center. From the time the death benefit is determined until complete distribution is made, any amount in a Sub-Account will be subject to investment risk. As a result, the death benefit amount may increase or decrease over time. The risk is borne by the Beneficiary(ies).

The death benefit is the greater of your Contract Value, or your Purchase Payments reduced by an adjustment for withdrawals and any applicable charges.

We calculate the adjustment for withdrawals as follows:

(1)	the withdrawal amount, including any applicable charges;

(2)	divided by your Contract Value immediately prior to the withdrawal; with the result

(3)	multiplied by the most recently adjusted Purchase Payments.

The death benefit may be reduced by more than the actual dollar amount of the withdrawal. The reduction will be greater when the value of your Contract is lower due to market performance or other variables.

If you are participating in MassMutual Lifetime Income Protector, any portion of a withdrawal that is an excess withdrawal will result in an adjustment for withdrawals as just described. Any portion of a withdrawal that is not an excess withdrawal will reduce the death benefit on a dollar for dollar basis. See ‘‘Additional Benefits – MassMutual Lifetime Income Protector.’’

If you are participating in MassMutual Lifetime Payment Plus, any portion of a withdrawal that exceeds the Guaranteed Lifetime Withdrawal Amount or, if applicable, the Guaranteed Withdrawal Amount, will result in a proportional adjustment for withdrawals as just described. However, any portion of a withdrawal that is not in excess of the Guaranteed Lifetime Withdrawal Amount or Guaranteed Withdrawal Amount, if applicable, or which is part of a Required Minimum Distribution we calculate under an automatic distribution program, will reduce the death benefit on a dollar for dollar basis. See ‘‘Additional Benefits – MassMutual Lifetime Payment Plus.’’

We consider requests to apply part of your Contract Value to an Annuity Option as a withdrawal for purposes of calculating the death benefit amount.

See ‘‘Appendix D – Basic Death Benefit Examples’’ for examples pertaining to the operation of this death benefit.

References to Age

Age is as of the nearest birthday. For example, Age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months. See “Age.”

Basic Death Benefit for Contracts Applied for Prior to 9/1/2007

(also available to all Contracts issued in states where Version 9/1/07 was unavailable)

You may only elect this feature if you are under Age 80 at the time you make the election.

The death benefit paid will be the amount calculated (and adjusted for any applicable charges) as of the Business Day we receive proof of death and election of the payment method in Good Order at our Service Center. From the time the death benefit is determined until complete distribution is made, any amount in a Sub-Account will be subject to investment risk. As a result, the death benefit amount may increase or decrease over time. The risk is borne by the Beneficiary(ies).

Prior to you reaching Age 80, the death benefit is the greater of your Contract Value, or your Purchase Payments reduced by an adjustment for withdrawals and any applicable charges. We calculate the adjustment for withdrawals as follows:

(1)	the withdrawal amount, including any applicable charges;

(2)	divided by your Contract Value immediately prior to the withdrawal; with the result

(3)	multiplied by the most recently adjusted Purchase Payments.

The death benefit may be reduced by more than the actual dollar amount of the withdrawal. The reduction will be greater when the value of your Contract is lower due to market performance or other variables.

At Age 80 and beyond, the value of the Basic Death Benefit is your Contract Value as of the Business Day we receive proof of death and election of the payment method in Good Order at our Service Center.

If there are Joint Owners of the Contract, we will use the Age of the oldest Joint Owner to determine the death benefit amount. If the Contract is owned by a non-natural person, we will use the Age of the Annuitant to determine the death benefit amount.

We consider requests to apply part of your Contract Value to an Annuity Option as a withdrawal for purposes of calculating the death benefit amount.

See ‘‘Appendix D – Basic Death Benefit Examples’’ for examples pertaining to the operation of this death benefit.

References to Age

Age is as of the nearest birthday. For example, Age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months. See “Age.”

Death Benefit Payment Options During the Accumulation Phase

The availability of certain death benefit options may be limited for Qualified Contracts in order to comply with  RMD rules.

For Non-Qualified Contracts, each Beneficiary must elect the death benefit to be paid under one of the following options in the event that a death benefit becomes payable during the Accumulation Phase:

•	Option 1 – Lump sum payment of the death benefit within five years of the date of death.

•	Option 2 – Payment of the death benefit under an Annuity Option over the lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary. Distribution must begin within one year of the date of any Owner’s death.

For Qualified Contracts, each Beneficiary must elect the death benefit to be paid under one of the following options in the event that a death benefit becomes payable during the Accumulation Phase:

•	Option 1 – Lump sum payment of the death benefit by the end of the calendar year that contains the tenth anniversary of your death (fifth anniversary of your death if you do not have a designated beneficiary as defined for purposes of IRC Section 401(a)(9), including where your beneficiary is your estate or certain trusts). If you die after reaching the age at which RMDs must begin, your beneficiary may not elect to defer payment of the lump sum beyond the end of the calendar year after the year of your death.

•	Option 2 – If the Beneficiary is your surviving spouse, or is not more than 10 years younger than you, payment of the death benefit under an Annuity Option over the lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary. Distribution must generally begin by the end of the calendar year following the year of your death.

•	Option 3 – If the Beneficiary is your surviving spouse, or is not more than 10 years younger than you, payment of the death benefit from a deferred annuity Contract over the life expectancy of the Beneficiary through a series of non-annuitized withdrawals made at least annually. Distribution must generally begin by the end of the calendar year following the year of your death. Additional deferral may be available for a spouse Beneficiary. Additional withdrawals, including full withdrawals, are available. This option may not be available if there are multiple Beneficiaries. See the sub-section below entitled “Beneficiary IRA” for rules and restrictions.

Additional Option for a Spouse Who is the Sole Primary Beneficiary

A surviving spouse who is the sole primary Beneficiary under a Contract that is either Non-Qualified or is held as a traditional IRA (including SEP and SIMPLE IRAs) or Roth IRA may elect Option 1, Option 2, or may elect to continue the Contract. Generally, if the Contract is continued then:

•	the spouse’s initial Contract Value will be equal to the death benefit that would have been payable if the lump sum distribution had been elected;

•	all applicable Contract features and benefits will be in the surviving spouse’s name; and

•	the surviving spouse will exercise all of the Owner’s rights under the Contract.

Exceptions are as follows:

•	if at the time the Owner purchased the Contract the surviving spouse was over the maximum Contract Issue Age, then the Contract cannot be continued;

•	if at the time the Owner purchased the Contract the surviving spouse was over the maximum allowable age for electing a certain feature, then the feature is not available for continuance, but the Contract may be continued.

We further limit the surviving spouse’s rights applicable to continuing MassMutual Lifetime Income Protector and MassMutual Lifetime Payment Plus. See ‘‘Additional Benefits – MassMutual Lifetime Income Protector – Payment of the Contract’s Death Benefit and MassMutual Lifetime Income Protector’’ and ‘‘Additional Benefits – MassMutual Lifetime Payment Plus – Payment of the Contract’s Death Benefit and MassMutual Lifetime Payment Plus.’’ If the sole primary beneficiary is a domestic partner or civil union partner, as defined under applicable state laws, we will treat him or her as a spouse for this provision, and he or she may elect to Continue the Contract as described herein. However, a domestic partner or civil union partner cannot elect to continue the Contract if it is a traditional IRA or Roth IRA. Since current federal tax law does not define a spouse to include a domestic partner or civil union partner, such domestic partner or civil union partner who elects to continue the Contract must still meet the distribution requirements of IRC Section 72(s). In order to meet these requirements, the amount of any gain in the Contract will become subject to income tax at the time the election to continue the Contract is made.

The right to continue the Contract by a surviving spouse, a domestic partner, or a civil union partner can only be exercised once while the Contract is in effect.

See ‘‘Taxes – Civil Unions and Domestic Partnerships’’ if you are in a domestic partnership or civil union.

Lump Sum Payments

If a lump sum payment is requested, we will pay the amount within seven calendar days after we receive due proof of death and election of the payment method in Good Order at our Service Center, unless we are required to suspend or delay payment.

Beneficiary IRA

Beneficiary, Inherited, Legacy or ‘‘Stretch’’ IRAs are all terms used to describe an IRA that is used exclusively to distribute death proceeds of an IRA or other qualified investment to the beneficiary over that beneficiary’s life expectancy in order to meet the Required Minimum Distribution (RMD) rules. Upon the contract owner’s death under an IRA or other qualified contract, an ‘‘Eligible Designated Beneficiary’’ may generally establish a Beneficiary IRA by either purchasing a new annuity contract or, in some circumstances, by electing the Beneficiary IRA payout option under the current contract. Until withdrawn, amounts in a Beneficiary IRA continue to be tax-deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the RMD rules, are subject to tax.

If the contract owner died on or before December 31, 2019 (on or before December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), an individual designated beneficiary, and certain trusts as beneficiary, are treated as Eligible Designated Beneficiaries, and can elect to take distributions over their life expectancy (life expectancy of the oldest trust beneficiary).

However, if the contract owner dies on or after January 1, 2020 (on or after January 1, 2022 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), only certain designated beneficiaries are treated as Eligible Designated Beneficiaries, and we will only offer the Beneficiary IRA payout option to a designated beneficiary who either (1) is the surviving spouse of the deceased qualified plan participant or IRA owner or, (2) is not more than 10 years younger than the deceased qualified plan participant or IRA owner. In the future, we may allow additional classes of Eligible Designated Beneficiaries to elect the Beneficiary IRA payout option.

See ‘‘Taxes – Required Minimum Distributions for Qualified Contracts’’ for more information.

Eligibility Requirements/Restrictions:

If a Beneficiary(ies) elects to establish a Beneficiary IRA after the death of the Owner, or if a Contract was issued as a Beneficiary IRA, the following rules apply:

•	For a contract with a single Beneficiary, the Beneficiary will have the option of electing a Beneficiary IRA payout option under the Contract. Should the Beneficiary decide to elect the Beneficiary IRA payout option under the current Contract, any withdrawals in excess of the RMD will not be subject to a CDSC.

•	For a contract with multiple Beneficiaries, a Beneficiary IRA payout option is not available under the Contract. However, a Beneficiary wishing to establish a Beneficiary IRA may elect a direct transfer of the lump sum death benefit to a Beneficiary IRA established for their benefit.

•	If a contract was issued as a Beneficiary IRA, any withdrawals under a new Beneficiary IRA Contract in excess of the RMD may be subject to a CDSC as indicated by the terms of the Contract purchased.

•	The source of funds to be invested must be from a traditional IRA, SEP IRA, SIMPLE IRA, Beneficiary IRA, TSA, 401(a) or a Qualified Employee Plan (includes Pension Plan, Money Purchase Pension Plan, Profit Sharing Plan, Keogh (HR10), Target Benefit Plan).

•	The annuity contract will be titled in the Beneficiary’s name as Beneficiary for the deceased Owner. The Beneficiary must be the Annuitant, and the Annuitant cannot be changed.

•	For non-spousal Beneficiary IRAs, RMDs must begin by December 31st of the year following the year of the date of the Owner’s death. For spousal Beneficiary IRAs, RMDs may be deferred until the year for which the original Owner would have been required to begin RMDs. The RMD amount will generally be calculated based on the Beneficiary’s life expectancy and will be withdrawn from all investment accounts in which funds are invested in the ratio that your value in each bears to your Contract Value. If the original Owner died after RMDs were required to begin, and was younger than the Beneficiary, the RMD amount may be calculated based on the original Owner’s life expectancy in the year of his or her death. If there is a Beneficiary IRA previously established with another carrier and an RMD is required in the current calendar year, we will process the RMD. If, however, an RMD is not required in the current calendar year, an RMD will not be processed until the year it is required.

•	The Contract Value at time the Beneficiary IRA is established will be equal to either the death benefit that would have been payable to the Beneficiary if a lump sum distribution had been elected, or, if a Contract is issued as a Beneficiary IRA, the amount transferred to the Contract.

•	If the original owner died before January 1, 2020 (before January 1, 2022 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement) and the Beneficiary is a trust, a Beneficiary IRA may only be established if the trust qualifies as a ‘‘see-through’’ trust. For see-through trusts, RMDs must be calculated based upon the life expectancy of the oldest trust beneficiary and the oldest trust beneficiary must be the Annuitant. In order to be a see-through trust, the trust must be valid under state law and be irrevocable, and all beneficiaries, current and future, must be identifiable from the trust instrument. If any beneficiary of the trust is not an individual, the trust is not a see-through trust and cannot establish a Beneficiary IRA. If the original Owner died after December 31, 2019 (after December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), we will not offer a Beneficiary IRA to a trust.

•	Additional contributions cannot be applied to the Beneficiary IRA.

•	If a beneficiary elects the Beneficiary IRA payout option under a Contract, upon the death of the Annuitant of the Beneficiary IRA, any remaining Contract Value will be paid the the succeeding Beneficiary in a lump sum or over the Annuitant’s remaining life expectancy as determined under the applicable IRS table, but in no case may payments extend beyond the end of the calendar year that contains the tenth anniversary of the Annuitant’s death.

•	If a contract was issued as a Beneficiary IRA, upon the death of the Annuitant of the Beneficiary IRA, a death benefit, under the terms of the Contract, will be paid to the succeeding Beneficiary in a lump sum or over the Annuitant’s remaining life expectancy as determined by the applicable IRS table, but in no case may payments extend beyond the end of the calendar year that contains the tenth anniversary of the Annuitant’s death.

•	If a Beneficiary IRA is established under a new or existing Contract described in this prospectus, the following optional features are unavailable: MassMutual Lifetime Income Protector, the Guaranteed Minimum Accumulation Benefit, MassMutual Lifetime Payment Plus, the Basic Guaranteed Minimum Income Benefit (Basic GMIB) and the Guaranteed Minimum Income Benefits called MassMutual Guaranteed Income Plus 5 (GMIB 5) and MassMutual Guaranteed Income Plus 6 (GMIB 6).

•	Previously, the GMIB 5 and GMIB 6 were available if a Beneficiary IRA was established with a new annuity contract that offered the GMIB 5 and GMIB 6. If a Beneficiary IRA was established with a new annuity contract and the GMIB 5 or GMIB 6 was elected, the owner of that contract should understand how withdrawals in the contract may affect the feature benefits. For example, RMDs that exceed the current Contract Year interest earned on the GMIB value will reduce the GMIB value on a pro-rata basis. If a beneficiary established a Beneficiary IRA with a GMIB 5 or GMIB 6, the IRS may take the position that the inclusion of these benefits will not allow the contract to meet the RMD rules in certain instances without a complete surrender of the contract. Even if the RMD rules could be met, the value of either the GMIB 5 or GMIB 6 may be adversely impacted or eliminated if the beneficiary is required to commence RMDs prior to the time the GMIB 5 or GMIB 6 benefit could be exercised.

•	A Beneficiary IRA may only be established by the Beneficiary of the IRA owner/qualified plan participant whose death triggered the RMD requirements of IRC Section 401(a)(9). A Beneficiary IRA may not be established as a ‘‘second generation’’ Beneficiary IRA by a successor Beneficiary.

•	Joint Ownership of a Beneficiary IRA is not allowed.

•	Additional rules may apply. Please consult your registered representative for further information.

•	We have the right to modify, suspend or terminate the Beneficiary IRA program at any time without prior notification.

Beneficiaries should consult a qualified tax adviser for advice prior to establishing a Beneficiary IRA.

Death of Owner During the Income Phase

Upon any Owner’s death during the Income Phase, if the Annuitant is still alive, the surviving Owner will retain the ownership of the Contract. If there is no surviving Owner, the Beneficiary will become the Owner. Any remaining Annuity Payments under the Annuity Option elected will continue to be paid at least as rapidly as under the method of distribution in effect at such Owner’s death. For Qualified Contracts, the Beneficiary(ies) may be required to receive an adjusted payment stream in order to comply with RMD rules that apply upon the Owner/Annuitant’s death. If the Beneficiary is not an ‘‘Eligible Designated Beneficiary’’ as defined by IRC Section 401(a)(9), Annuity Payments may only continue through the end of the calendar year that contains the tenth anniversary of the Owner/Annuitant’s death, even if a longer Annuity Payment option was elected, including a Joint and Last Survivor Annuity Option where the Joint Annuitant is still living.

If you, or any Joint Owner, die during the Income Phase, the primary beneficiary will become the Owner. If any Joint Owner dies, we will treat the surviving Joint Owner as the primary beneficiary and treat any other beneficiary designation, on record at the time of death, as a contingent beneficiary, unless both Joint Owners have submitted a Written Request to our Service Center, in Good Order, requesting otherwise.

Death of Annuitant

If the Annuitant, who is not the Owner or Joint Owner, dies during the Accumulation Phase, you can name a new Annuitant subject to our approval. If you do not name an Annuitant within 30 calendar days of the death of the Annuitant, the oldest Owner will become the Annuitant. However, if the Owner is a non-natural person and the Annuitant dies, you may not name a new Annuitant. In this case we will treat the death of the Annuitant as the death of the Owner and pay the death benefit as described in the ‘‘Death of Owner During the Accumulation Phase’’ and ‘‘Death of Owner During the Income Phase’’ sections.

You cannot name a new Annuitant on Contract Value that has been applied to an Annuity Option. Upon the death of the last surviving Annuitant on or after the Annuity Date, the death benefit, if any, is as specified in the Annuity Option elected. We will pay death benefits at least as rapidly as under the method of distribution in effect at the Annuitant’s death. For Qualified Contracts, the Beneficiary(ies) may be required to receive an adjusted payment stream in order to comply with RMD rules that apply upon the Owner/Annuitant’s death. If the Beneficiary is not an ‘‘Eligible Designated Beneficiary’’ as defined by IRC Section 401(a)(9), Annuity Payments may only continue through the end of the calendar year that contains the tenth anniversary of the Owner/Annuitant’s death, even if a longer Annuity Payment option was elected, including a Joint and Last Survivor Annuity Option where the Joint Annuitant is still living.

Due Proof of Death

For purposes of determining due proof of death, we require:

•	a certified death certificate; or

•	a certified decree of a court of competent jurisdiction as to the finding of death; or

•	any other proof satisfactory to us.

Additional Benefits

Overview

For an additional charge or credit, certain features are available for you to elect. You must elect these features when you apply for a Contract unless otherwise stated. Except for MassMutual Lifetime Income Protector, if we allow you to elect an additional feature after you apply for a Contract, the effective date of your election will be on your Contract Anniversary date immediately following your election. If you elect an additional feature, it will replace the corresponding standard feature available under the Contract. Certain features may no longer be available or may not be available in all states.

Additional Features with an Additional Charge

Details regarding each feature appear later in this section.

Feature	Only Available to Elect at Contract Issue	Once Elected, Can be Cancelled
MassMutual Lifetime Income Protector (available on or after 1/11/2010, subject to state availability)	Yes, except as described under “Additional Benefits – MassMutual Lifetime Income Protector – Election After Contract Issue”	No
10%/20% Free Withdrawal Feature	Yes	No
Nursing Home Waiver Benefit	Yes	Yes
Annual Ratchet Death Benefit	No, you may elect at Contract issue or on any Contract Anniversary	Yes
Guaranteed Minimum Accumulation Benefit	Yes	Yes
Guaranteed Minimum Income Benefit (Basic GMIB, GMIB 5, and GMIB 6)	Yes	Yes
MassMutual Lifetime Payment Plus	Yes	Yes
Equalizer Benefit	Yes	Yes

Additional Feature Providing a Credit

Details regarding this feature appear later in this section.

Feature	Only Available to Elect at Contract Issue	Once Elected, Can be Cancelled
Nine Year Contingent Deferred Sales Charge Feature(1)	Yes	No
(1)	This feature does not result in an additional annual charge. However, it will result in a higher CDSC percentage in certain years and a longer CDSC period than the standard CDSC available under the Contract.

Additional Features Providing a Credit with No Additional Charge

Details regarding each feature appear later in this section.

Feature	Only Available to Elect at Contract Issue	Once Elected, Can be Cancelled
Contract Value Death Benefit (for Contracts issued in certain states and for all Contracts issued prior to 9/1/2007, the credit ends at Age 80)	No, you may elect at Contract issue or on any Contract Anniversary.	Yes
Electronic Document Delivery Credit	No, you may elect at any time.	Yes
Case Size Credit	You do not elect this feature. You are automatically eligible based on your Contract Value.	You do not elect or cancel this feature. You are automatically eligible based on your Contract Value.

Charges for Additional Features

This section pertains to all additional features except MassMutual Lifetime Income Protector, MassMutual Guaranteed Income Plus 5, MassMutual Guaranteed Income Plus 6, and MassMutual Lifetime Payment Plus. For an explanation of charges for those features see ‘‘Appendix L – Basic Guaranteed Minimum Income Benefit (GMIB) Examples,’’ ‘‘Appendix O –  MassMutual Lifetime Payment Plus Examples’’ and ‘‘Appendix N – MassMutual Lifetime Income Protector Examples.’’

If you elect one or more features that we offer with an additional charge, we will deduct an additional charge from your Contract Value. Charges for additional features are in addition to the standard Contract expenses.

Charges in the First Contract Year

If you elect a feature that we offer with an additional charge, we list that charge as a percentage. In the first Contract Year, we will deduct that percentage from your Purchase Payments received by us during the first Contract Year as each Purchase Payment is received. For example, when you purchase the Contract, if you elect two additional features and we charge 0.40% for one and 0.25% for the other, we will deduct from your Contract Value 0.65% of your initial Purchase Payment. We will also make a deduction from each subsequent Purchase Payment during the first Contract Year. The percent deducted will be adjusted to reflect the number of days remaining in the Contract Year. This charge will be in addition to charges for any other additional features elected and in addition to the standard Contract expenses.

Charges On and After Your First Contract Anniversary

At the end of your first Contract Year and at the end of every Contract Year thereafter, we will calculate the charge for each additional Contract feature based on your Contract Value at that time and we will deduct the charge on each Contract Anniversary. For example, if you elect two additional features and we charge 0.40% for one and 0.25% for the other, on each Contract Anniversary we will deduct from your Contract Value 0.65% of your Contract Value as of the day just prior to that anniversary. This charge will be in addition to charges for any other additional features elected and in addition to the standard Contract expenses.

We will deduct the entire charge proportionally as follows:

(1)	first, from the Sub-Accounts you are invested in as of the time we deduct the charge(s);

(2)	if you do not have sufficient value invested in the Sub-Accounts to deduct the entire charge(s) from the Sub-Accounts, then we will deduct the entire charge(s) from the Sub-Accounts plus The Fixed Accounts you are invested in as of the time we deduct the charge(s) (excluding the Long-Term Guarantee Fixed Accounts); or

(3)	if you do not have sufficient value invested in the Sub-Accounts and The Fixed Accounts (excluding the Long-Term Guarantee Fixed Accounts) to deduct the entire charge(s) from those investment options, then we will deduct the entire charge(s) from the Sub-Accounts plus all of The Fixed Accounts you are invested in as of the time we deduct the charge(s).

We calculate a charge assessed out of The Fixed Account on a first-in, first out basis. In other words, we assess the charge attributed to the oldest Purchase Payments first; then we assess the charge attributed to the next oldest Purchase Payment; and so on.

When Do Charges End?

To answer this question, read the detail in this section for each specific feature. Certain features you can cancel effective on any Contract Anniversary and we will no longer deduct a charge after that time. Other features expire after a certain number of Contract Years, at which time we will no longer deduct a charge. If you surrender your Contract, we will not reimburse you for any prepaid charge for an additional feature.

Credits for Additional Features

Certain features of this Contract involve the payment of a credit. If you elect any of these features, your Contract expenses may be higher with the feature than without them. The amount of any credits may be more than offset by the charges for your elected features.

Except for the Electronic Document Delivery Credit described in the section below entitled ‘‘Electronic Document Delivery Credit,’’ we calculate all credits based on your Contract Value as of the end of the Contract Year. For example, if you elect an additional feature and we credit you 0.05%, on each Contract Anniversary following your election, we will credit your Contract Value with 0.05% of your Contract Value as of the day just prior to that anniversary. We will apply credits proportionally to the Sub-Accounts that you are invested in as of the date we calculate the credit. If you do not have any Contract Value in the Sub-Accounts at such time, the credit will be applied to a money market Fund.

No credits will be provided should you surrender your Contract prior to your Contract Anniversary.

These credit amounts may be subject to the assessment of a Contingent Deferred Sales Charge upon withdrawal or if you elect to receive an Annuity Payment.

Nine Year Contingent Deferred Sales Charge Feature

For additional detail see the section above entitled ‘‘Credits for Additional Features’’ and ‘‘Appendix  E – Contingent Deferred Sales Charge (CDSC) Examples.’’

The Contract has a standard seven year CDSC schedule. You may have elected a nine year CDSC schedule instead of the standard seven year CDSC schedule when your Contract was issued. If you so elected, we will credit your Contract in an amount equal to 0.10% of your Contract Value as of the end of each Contract Year. We will apply this credit while the CDSC schedule is in effect. You may only elect this additional feature at the time you apply for a Contract. Once elected you cannot cancel this feature.

Election of the nine year CDSC feature will result in a higher CDSC percentage in certain years and a longer CDSC period than the standard CDSC available under the Contract.

The nine year CDSC schedule is as follows:

CDSC – 9-Year Schedule
Contract Year When Withdrawal is Made or Contract Value is Applied to Annuity Option E	CDSC (as a percentage of amount withdrawn or applied to Annuity Option E)
1st Year	8%
2nd Year	8%
3rd Year	7%
4th Year	6%
5th Year	5%
6th Year	4%
7th Year	3%
8th Year	2%
9th Year	1%
10th Year and later	0%

We will not impose a CDSC upon application of the Contract Value to a Period Certain Annuity under Annuity Option E of at least ten years. See ‘‘Charges and Deductions – Contingent Deferred Sales Charge (CDSC)’’ for more information.

10%/20% Free Withdrawal Feature

For additional detail on charge deduction and examples of the operation of the feature see the section above entitled ‘‘Charges for Additional Features’’ and ‘‘Appendix F – Free Withdrawal Amount (FWA) Examples.’’

The Contract has a standard 10% free withdrawal provision. For an additional charge of 0.25% of Contract Value on an annual basis, you may have elected the following free withdrawal provision instead of the standard 10% free withdrawal provision. We may increase this charge, but it will never exceed 0.35% of Contract Value on an annual basis.

In your first Contract Year, you may withdraw, without incurring a CDSC, up to 10% of your Purchase Payments reduced by any free withdrawal amount previously taken during the Contract Year. Beginning in the second Contract Year, you may withdraw up to 20% of your Contract Value as of the end of the previous Contract Year, plus 20% of any Purchase Payment received in the current Contract Year, reduced by any free withdrawal amount previously taken during the current Contract Year.

You may take your free withdrawal amount in multiple withdrawals each Contract Year. You may only elect this additional feature at the time you apply for a Contract. We will assess the charge for this feature while your CDSC schedule is in effect. Once elected you cannot cancel this feature.

If you are participating in MassMutual Lifetime Income Protector, we waive the CDSC for Free Withdrawals. However, if all or a portion of a free withdrawal is an excess withdrawal as defined in ‘‘Additional Benefits –  MassMutual Lifetime Income Protector,’’ the excess withdrawal will negatively impact the MassMutual Lifetime Income Protector benefit.

Nursing Home Waiver Benefit

Also known in certain states as the Nursing Home Waiver of Contingent Deferred Sales Charge Rider.  This rider may not be available in all states. See ‘‘Appendix Q – State Variations of Certain Contract Features.’’

For additional detail on charge deduction and examples of the operation of this benefit see the section above entitled ‘‘Charges for Additional Features’’ and ‘‘Appendix G – Nursing Home Waiver Benefit Example.’’

For an additional charge, you may have elected the Nursing Home Waiver Benefit. If you elected the Nursing Home Waiver Benefit, we currently deduct an additional charge of 0.05% of Contract Value on an annual basis. We may increase this charge at any time while you own the Contract, but the charge will never exceed 0.10% of Contract Value on an annual basis. We will assess this charge while the CDSC schedule is in effect.

You may only elect this additional feature at the time you apply for a Contract. You may cancel this feature at any time. The cancellation will be effective on the Contract Anniversary following your request.

If you elected this feature, you may withdraw all or a portion of your Contract Value without incurring a Contingent Deferred Sales Charge if we receive written confirmation in Good Order at our Service Center that you (or an Annuitant, if the Owner is a non-natural person) have been admitted to a licensed nursing care facility after your purchase of the Contract subject to the following requirements:

•	You are past your first Contract Year.

•	If you resided in a licensed nursing care facility within two years prior to Contract issue, the benefit is not available to you; however, for Contracts issued in New York, if the waiver is unavailable to you for this reason, you will automatically become eligible two years following the date of discharge from a licensed nursing care facility.

•	Your stay in a licensed nursing care facility is prescribed by a physician and is medically necessary.

•	You provide us with written documentation satisfactory to us that confirms that you still reside in a licensed nursing care facility every time you request a partial withdrawal.

•	You make each withdrawal request while you are presently confined in a licensed nursing care facility for a period of not less than 90 days.

You may not participate in the Systematic Withdrawal Program if you elected the Nursing Home Waiver Benefit and we are currently waiving the Contingent Deferred Sales Charge in accordance with that benefit.

A licensed nursing care facility is an institution licensed by the state in which it is located to provide skilled nursing care, intermediate nursing care, or custodial nursing care.

Additional Death Benefit Features

Overview

The death benefit amount depends upon the death benefit feature in effect at the time of your death or, if the Contract is owned by a non-natural entity, the Annuitant’s death. The Contract offers three death benefit features:

•	Basic Death Benefit (described in ‘‘Death Benefit’’);

•	Annual Ratchet Death Benefit;

•	Contract Value Death Benefit.

Certain additional death benefit features may not be available in all states. You cannot elect the Annual Ratchet Death Benefit if you are participating in MassMutual Lifetime Income Protector. Some death benefit features are not available if you are a certain age. These details are included in our description of each death benefit feature.

Only one death benefit feature is available at a time. We do not assess an additional charge for the Basic Death Benefit. However, we will provide your Contract with a credit or assess an additional charge to your Contract if you elect one of the additional death benefit features. You may change your death benefit feature at any time and the change will be effective on your following Contract Anniversary.

If your death benefit amount is greater than your Contract Value at the time you change death benefit features, the change in death benefit features may result in a decrease in your death benefit amount. Please contact your registered representative for more information on the impact of changing death benefit features after we issue your Contract.

Annual Ratchet Death Benefit

For additional detail on charge deduction and examples of the operation of this benefit see the section above entitled ‘‘Charges for Additional Features’’ and ‘‘Appendix H – Ratchet Death Benefit Example.’’

For an additional charge, at time of Contract issue or effective on any Contract Anniversary, you may elect the Annual Ratchet Death Benefit. If you elected this feature, we currently deduct an additional charge of 0.40% of Contract Value. We may increase this charge, but it may not exceed 0.90% of Contract Value. If you are participating in MassMutual Lifetime Income Protector, you cannot elect this death benefit.

The death benefit paid will be the amount calculated (and adjusted for any applicable charges) as of the Business Day we receive proof of death and election of the payment method in Good Order at our Service Center.

The amount of the Annual Ratchet Death Benefit will be the greatest of:

•	your Contract Value; or

•	the amount of Purchase Payments you have made to the Contract reduced by an adjustment for withdrawals; or

•	the highest anniversary value reduced by an adjustment for withdrawals and increased by any Purchase Payments.

The Highest Anniversary Value

If you elected the Annual Ratchet Death Benefit when we issued your Contract, your initial highest anniversary value is equal to your initial Purchase Payment. If you make your election after we issue your Contract, your initial highest anniversary value equals the lesser of your Contract Value or your Purchase Payments less withdrawals as of the date the election is effective.

On each Contract Anniversary prior to Age 80, the highest anniversary value will be recalculated and set to equal the greater of:

•	the most recently calculated highest anniversary value; or

•	your Contract Value on the date of the recalculation.

On dates other than the Contract Anniversary, we will recalculate the highest anniversary value each time you make a Purchase Payment or a withdrawal. We will increase it by any Purchase Payments and reduce it by an adjustment for any withdrawals.

At Age 80 and above, the highest anniversary value will no longer change and will remain as last calculated except we will increase it if you make subsequent Purchase Payments and we will adjust it for any subsequent withdrawals. Age 80 refers to the oldest Owner’s Age or, if the Owner is a non-natural person, the oldest Annuitant’s Age.

References to Age

Age is as of the nearest birthday. For example, Age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months. See “Age.”

Adjustment for Withdrawals

When we adjust Purchase Payments for subsequent withdrawals we look at the withdrawal amount, divide it by your Contract Value just prior to the withdrawal and then multiply that by the most recently adjusted Purchase Payments prior to the withdrawal.

When we adjust the highest anniversary value for subsequent withdrawals we look at the withdrawal amount, divide it by your Contract Value just prior to the withdrawal and then multiply that by the most recently calculated highest anniversary value.

When we adjust Purchase Payments for subsequent withdrawals, if you have elected MassMutual Lifetime Payment Plus, any portion of a withdrawal that exceeds the Guaranteed Lifetime Withdrawal Amount or, if applicable, the Guaranteed Withdrawal Amount, will result in a proportional adjustment for withdrawals as just described. However, any portion of a withdrawal that is not in excess of the Guaranteed Lifetime Withdrawal Amount or Guaranteed Withdrawal Amount, if applicable, or which is part of a Required Minimum Distribution we calculate under an automatic distribution program, will reduce the Purchase Payments on a dollar for dollar basis. See ‘‘Appendix O – MassMutual Lifetime Payment Plus Examples.’’

The death benefit may be reduced by more than the actual dollar amount of the withdrawal. The reduction will be greater when the value of your Contract is lower due to market performance or other variables.

We consider requests to apply part of your Contract Value to an Annuity Option as a withdrawal for purposes of calculating the death benefit amount.

Cost of the Annual Ratchet Death Benefit

If you elect the Annual Ratchet Death Benefit, we will deduct an additional charge of 0.40% of Contract Value on an annual basis while the death benefit feature is in effect. We may increase this charge at any time while you own the Contract, but the percentage will never exceed 0.90% of Contract Value on an annual basis.

Contract Value Death Benefit

For additional detail see the section above entitled ‘‘Credits for Additional Features’’ and ‘‘Appendix I – Contract Value Death Benefit Example.’’

If you elect the Contract Value Death Benefit, we currently calculate a credit in the amount of 0.05% of your Contract Value as of the end of each Contract Year while this death benefit feature is in effect. You may elect this feature at the time of Contract issue or effective on a Contract Anniversary. We apply the credit on your immediately following Contract Anniversary. We may reduce this credit at any time while you own the Contract, but the credit will never be less than 0.02%. The Contract Value Death Benefit is equal to your Contract Value as of the Business Day we receive proof of death and election of the payment method in Good Order at our Service Center.

For Contracts issued in certain states and for all Contracts issued prior to 9/1/07, if you or the oldest Joint Owner (or the Annuitant, if the Contract is owned by a non-natural person) are Age 80 or beyond, we do not provide an annual credit to your Contract Value.

References to Age

Age is as of the nearest birthday. For example, Age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months. See “Age.”

Electronic Document Delivery Credit

We will provide an annual $24 credit to your Contract on your Contract Anniversary if you are participating in our e-Documents Program as of your Contract Anniversary. Participation in our e-Documents Program will provide you with documents related to your Contract in an electronic format rather than paper format. Examples of these documents include the prospectus, prospectus supplements, and annual and semiannual reports of the underlying funds.

For instructions on how to participate, call our Service Center.

We will pay the electronic document delivery credit from the expense savings that result from the delivery of documents related to the Contract in electronic format rather than paper format.

The electronic document delivery credit may be subject to the assessment of a CDSC upon withdrawal or if you elect to receive an Annuity Payment.

You may discontinue your participation in our e-Documents Program at any time if you wish to receive these documents in paper format rather than electronic format.

Except for Oregon and Texas, we reserve the right to continue, modify or terminate this credit feature at any time.

Case Size Credit

For additional detail see the section above entitled ‘‘Credits for Additional Features.’’

We will provide a credit to your Contract if it exceeds a certain average Contract Value as of the end of each Contract Year. We will determine the average Contract Value for your Contract by taking the average of your Contract Value at the end of each Contract Year quarter during the current Contract Year.

We will provide a 0.05% credit to your Contract on your Contract Anniversary if your average Contract Value is at least $250,000 and less than $1 million as of the end of the immediately preceding Contract Year.

We will provide a 0.10% credit to your Contract on your Contract Anniversary if your average Contract Value is at least $1 million as of the end of the immediately preceding Contract Year.

Guaranteed Minimum Accumulation Benefit (GMAB)

See the sub-section below entitled ‘‘Cost of the GMAB’’ for details about charges for this feature. For additional detail on charge deduction see the section above entitled ‘‘Charges for Additional Features.’’ For examples of the operation of this benefit, see ‘‘Appendix J – Guaranteed Minimum Accumulation Benefit (10-Year Benefit) Examples’’ and ‘‘Appendix K – Guaranteed Minimum Accumulation Benefit (20-Year Benefit) Examples.’’

What is the GMAB?

If you elected the GMAB, we guarantee that at the end of your benefit period your Contract Value will equal no less than a specified amount called the GMAB value. The GMAB may provide protection in the event of lower Contract Values that may result from the investment performance of the Contract.

When you elected the GMAB, you chose one of two available benefit periods: the 10 year benefit period with reset option, or the 20 year benefit period. You may only make this choice at the time your Contract is issued.

10 Year Benefit Period with Reset Option

You may have elected a 10 year benefit period with an option to reset. This benefit period will initially end upon your tenth Contract Anniversary, with the option to reset the benefit period as of your second Contract Anniversary and each subsequent Contract Anniversary up to and including the end of the benefit period. See the sub-section below entitled “The Reset Option” for any restrictions associated with resetting the 10 year benefit period.

The Reset Option

The option to reset means that on your second Contract Anniversary, and each subsequent Contract Anniversary while a benefit period is in effect, you may elect to reset your GMAB value. If, at the time of reset, your Contract Value exceeds the GMAB value, then we will reset your GMAB value so it equals your Contract Value as of the close of the NYSE at the end of the last Business Day prior to the Contract Anniversary on which you elect to reset. If your GMAB value is reset, your 10 year benefit period will start over again. For example, if you reset your GMAB value as of your second Contract Anniversary, your 10 year benefit period will end on your 12th Contract Anniversary.

If you want to request a reset for your upcoming Contract Anniversary, you must submit a Written Request in Good Order to our Service Center within 60 calendar days prior to the close of the NYSE on that Contract Anniversary. If we receive your request outside of the 60 day window, your request will not be implemented.

If you request a reset and on the date we are to implement the reset your Contract Value is less than the current GMAB value, the reset will not occur and the existing benefit period and GMAB value will remain in place.

After you reach Age 90 (Age 80 for Contracts issued in New York), the reset option is no longer available to you.

If we issued your Contract prior to June 1, 2005, and you elected the GMAB feature when your Contract was issued, your 10 year GMAB feature will remain the same except now it will include the reset option.

20 Year Benefit Period

You may have elected a 20 year benefit period (26 year benefit period for Contracts issued in New York). This option does not include a reset feature and it is not available in Contracts issued prior to June 1, 2005.

Allocation Restrictions

If you elected the GMAB, you must participate in an approved Asset Allocation Program. See “Transfers and Transfer Programs – Asset Allocation Programs.”

If you elected the GMAB, you cannot participate in the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, a DCA Fixed Account or the Automatic Rebalancing Program. Additionally, you cannot make allocations to The Fixed Accounts.

Additional Restrictions

If you elected the GMAB, you may not elect a Guaranteed Minimum Income Benefit, MassMutual Lifetime Payment Plus, or MassMutual Lifetime Income Protector.

Eligibility for the GMAB Value

You will be eligible to receive the GMAB value if:

(1)	you elected the GMAB at time of Contract issue and you do not cancel the GMAB;

(2)	you remain in your Contract until the end of your benefit period and do not apply all of your Contract Value to an Annuity Option before the end of your benefit period; and

(3)	you participated in an approved Asset Allocation Program at the time of Contract issue, and remain in the program until the end of your benefit period. (See “Transfers and Transfer Programs – Asset Allocation Programs”).

If you elected the GMAB, but items (2) and (3) are not met, you will not be eligible to receive the GMAB value, even though you have paid for the feature. At the end of your benefit period the GMAB will terminate. No benefits or charges will occur thereafter.

How Do We Calculate the GMAB Credit and the GMAB Value?

If we have never applied a reset, then your GMAB credit equals the difference between:

A) your Contract Value at the end of the benefit period; and

B) the GMAB value.

If you elected the 10 year benefit period the GMAB value equals the amount of Purchase Payments you made to the Contract during the first two Contract Years adjusted for withdrawals.

If you elected the 20 year benefit period (26 year benefit period for Contracts issued in New York) the GMAB value equals the amount of Purchase Payments you made to the Contract during the first two Contract Years multiplied by two and adjusted for withdrawals.

If B is greater than A, then we will credit your Contract Value with the difference. If B is equal to or less than A, we will not credit your Contract Value.

If any Purchase Payments were made after the first two Contract Years, then we adjust the calculation by determining what percentage of all Purchase Payments were made in the first two Contract Years and then we multiply A by that percentage. See “Appendix J – Guaranteed Minimum Accumulation Benefit (10-Year Benefit) Examples – Example 4.”

If we previously applied a reset, then your GMAB credit equals the difference between:

X) your Contract Value at the end of the benefit period; and

Y) the GMAB Value. The GMAB Value equals your Contract Value as of the most recent reset adjusted for subsequent withdrawals.

If Y is greater than X, then we will credit your Contract Value with the difference. If Y is equal to or less than X, we will not credit your Contract Value.

If any Purchase Payments were made after the most recent reset, we multiply X by the following percentage:

(1) your Contract Value as of the most recent reset; divided by

(2) your Contract Value as of the most recent reset plus any subsequent Purchase Payments.

Adjustment for Withdrawals

For all benefit periods, the adjustment for withdrawals is calculated as follows:

(1)	the withdrawal amount, including any applicable charges; divided by

(2)	your Contract Value immediately prior to the withdrawal; with the result multiplied by

(3)	the most recently calculated GMAB value.

The GMAB value may be reduced by more than the actual dollar amount of the withdrawal. The reduction will be greater when the value of your Contract is lower due to market performance or other variables.

We consider a request to apply part of your Contract Value to an Annuity Option as a withdrawal for purposes of calculating the GMAB value.

What Happens at the End of the Benefit Period?

At the end of the benefit period, we calculate the GMAB value and the GMAB credit. We credit your Contract Value if the GMAB credit is greater than zero.

At the end of the benefit period your election of the GMAB terminates with no benefits or charges occurring thereafter.

For additional information see “Appendix J – Guaranteed Minimum Accumulation Benefit (10-Year Benefit) Examples.”

Payment of Any Credit

Any credit paid due to your election of the GMAB will be applied proportionally to the Funds you are invested in when we apply the credit. If you are not invested in any Funds at that time, we will automatically apply the credit to a money market Fund. Electing the GMAB does not guarantee a credit will be paid.

Cost of the GMAB

If you elected the GMAB, we will deduct an additional charge from your Contract Value. The charge varies by Issue Date: 0.95% of Contract Value on an annual basis (for Contracts issued on or after 5/1/2010); 0.45% of Contract Value on an annual basis (for Contracts issued on or after 9/1/2006 and prior to 5/1/2010); and 0.35% of Contract Value on an annual basis (for Contracts issued prior to 9/1/2006). We may increase this charge at any time while you own the Contract, but the charge will never exceed 1.00% of Contract Value on an annual basis. At the end of the benefit period the charge will be discontinued. If you elect to discontinue the GMAB and its associated benefit, the charge will be discontinued when we receive your request in Good Order at our Service Center, and we will apply a proportionate credit of the remaining prepaid charge to your Contract Value. For additional detail on charges for this feature see ‘‘Additional Benefits – Charges for Additional Features.’’

How to Elect the GMAB

To elect the GMAB, you must have:

•	elected the GMAB at the time your Contract was issued; and

•	elected to participate in an approved Asset Allocation Program (see ‘‘Transfers and Transfer Programs – Asset Allocation Programs’’).

Additionally, at the time we issue your Contract, you must meet the age requirements as follows:

To have elected the 10 year benefit period you must not have attained Age 90 (Age 80 for Contracts issued in New York).

To have elected the 20 year benefit period (26 year benefit period for Contracts issued in New York) you must not have attained Age 80 (Age 64 for Contracts issued in New York).

Once we issue your Contract, you cannot elect the GMAB.

Canceling the GMAB

We will terminate your election of the GMAB on the Business Day we receive our form in Good Order at our Service Center. We will apply a proportionate credit of the remaining prepaid charge to your Contract Value. Once the GMAB is terminated, it cannot be re-elected.

Important GMAB Considerations

This benefit may not be appropriate for all Owners. You should understand the GMAB completely before you elect this benefit feature. Please consult with a qualified financial professional when you are evaluating the GMAB and all other aspects of the Contract.

The GMAB does not in any way guarantee the performance of any of the investment options available under the Contract.

The restriction in the amount and type of investment options that are available to you under the GMAB is intended to help us manage the risk that we will be required to credit your Contract Value as a result of the GMAB.

Consult a tax adviser before considering the GMAB in conjunction with a Qualified Contract because any minimum distribution requirements may negatively impact the benefit.

Any Purchase Payments made after the second Contract Year will also be subject to the cost of the GMAB, without a corresponding increase in the benefit. Likewise, such Purchase Payments may ultimately reduce the value of the benefit.

Withdrawals will negatively impact the GMAB value. The GMAB value may be reduced by more than the actual dollar amount of the withdrawal. The reductions will be greater when the value of your Contract is lower than the GMAB value due to market performance or other variables. See ‘‘Appendix  J – Guaranteed Minimum Accumulation Benefit (10-Year Benefit) Examples – Example 3.’’

To receive any potential benefit from this feature, you must participate in the GMAB for the full benefit period.

Guaranteed Minimum Income Benefit (GMIB)

If you applied for your Contract before April 1, 2009 and you elected a GMIB feature, see the chart below to identify which GMIB feature(s) were available to you when we issued your Contract.

For examples of the operation of this benefit, please see ‘‘Appendix L – Basic Guaranteed Minimum Income Benefit Examples.’’

GMIB 5

The GMIB 5 is no longer available.
GMIB 5 was available if you applied for your Contract from 9/1/2007 to 3/31/2009 (subject to state availability).
Certain aspects of the GMIB 5 vary depending on when we issued your Contract. See “GMIB 5 and GMIB 6 – 2008 and Pre-2008 Version.”

GMIB 6

The GMIB 6 is no longer available.
GMIB 6 was available if you applied for your Contract from 9/1/2007 to 12/2/2008 (subject to state availability).
Certain aspects of the GMIB 6 vary depending on when we issued your Contract. See “GMIB 5 and GMIB 6 – 2008 and Pre-2008 Version.”

Basic GMIB

The Basic GMIB is no longer available.
The Basic GMIB was available if you applied for your Contract prior to 9/1/2007 (subject to state availability) or on or after 9/1/2007 in a state where GMIB 5 and GMIB 6 were unavailable.

Important GMIB Considerations

•	Withdrawals reduce the value of the GMIB. To understand the impact of withdrawals on the GMIB value see ‘‘Additional Benefits – GMIB 5 and GMIB 6 (MassMutual Guaranteed Income Plus 5SM and MassMutual Guaranteed Income Plus 6SM) – Adjustment for Withdrawals’’ or ‘‘Additional Benefits – Basic GMIB – How is the GMIB Value Calculated?’’

•	This feature may not be appropriate for all Owners. You should understand the GMIB completely before you elect this feature.

•	The GMIB does not in any way guarantee the performance of any of the investment options available under this Contract.

•	For the GMIB 5 and GMIB 6, any Purchase Payments made after the second Contract Year if the GMIB value has not been reset, or after the most recent reset of the GMIB value, will not automatically increase the GMIB value. As a result, if you apply your full GMIB value to an Annuity Option, there may be Contract Value remaining in the Accumulation Phase if you have made any Purchase Payments after the second Contract Year and did not reset the GMIB value or if you made any Purchase Payments after your most recent reset of the GMIB value. Please see ‘‘Example 8’’ in ‘‘Appendix M’’ to see the impact of Purchase Payments made after a reset of the GMIB value when the full GMIB value is applied to an Annuity Option.

•	For the Basic GMIB, any Purchase Payments made after the second Contract Year will not increase the GMIB value. As a result, if you apply your full GMIB value to an Annuity Option, there may be Contract Value remaining in the Accumulation Phase if you made any Purchase Payments after the second Contract Year.

•	Because the charge for the GMIB 5 and GMIB 6 is a percentage of the GMIB value, an increase in the GMIB value will result in an increase in the cost of the feature.

•	Consult a tax adviser before considering the GMIB in conjunction with a Qualified Contract because minimum distribution requirements may negatively impact the benefit and may limit the Annuity Options available to you.

•	Please consult with a qualified financial professional when you are evaluating the GMIB and all other aspects of the Contract.

GMIB 5 and GMIB 6
(MassMutual Guaranteed Income Plus 5SM and MassMutual Guaranteed Income Plus 6SM)

See the sub-section below entitled ‘‘Cost of GMIB 5 and GMIB 6’’ for detail about charges for this feature.

GMIB 5 was available if you applied for your Contract from September 1, 2007 to March 31, 2009 (subject to state availability).
GMIB 6 was available if you applied for your Contract from September 1, 2007 to December 2, 2008 (subject to state availability). Certain aspects of the GMIB 5 and GMIB 6 vary depending on when we issued your Contract. See the sub-section below entitled ‘‘2008 and Pre-2008 Versions.’’

What are GMIB 5 and GMIB 6?

GMIB 5 and GMIB 6 are features you may have elected when we issued your Contract. Each sets a minimum floor for a future amount that you may apply to an Annuity Option. We call that amount the GMIB value.

Examples

For examples of how the benefit may work see “Appendix M – MassMutual Guaranteed Income Plus 5 Examples – 2008 Version.”

2008 and Pre-2008 Versions

This prospectus describes two versions of the Transitions Select Contract: the 2008 Version (applied for on or after 9/8/2008, subject to state availability); and the Pre-2008 Version (applied for prior to 9/8/2008 or in states where the 2008 Version was unavailable). In this section, we will note when there are differences between the 2008 Version of GMIB 5 and GMIB 6 and the Pre-2008 Version.

Benefit Waiting Period

You are not eligible to apply your GMIB value to an Annuity Option until after your benefit waiting period. The benefit waiting period equals ten Contract Years, so you become eligible to apply your GMIB value to an Annuity Option:

•	on your tenth Contract Anniversary; or

•	if your GMIB value is reset, on the tenth Contract Anniversary following the most recent reset.

Your first Contract Anniversary is one year from the date we issued your Contract.

For additional eligibility requirements see ‘‘Eligibility for the GMIB Value” later in this  section.

How is the GMIB Value Calculated?

When we issue your Contract, your GMIB value will equal your initial Purchase Payment increased by a compound annual interest rate of 5% for GMIB 5 or 6% for GMIB 6.

Additional Purchase Payments made within the first two Contract Years are added to the GMIB value, increased on a pro-rated basis from the date of receipt until the end of that Contract Year by an annual interest rate of 5% for GMIB 5 or 6% for GMIB 6. If you make a withdrawal, we reduce your GMIB value by an adjustment for withdrawals.

On each Contract Anniversary prior to the Contract Anniversary on which the GMIB value is fully annuitized, we will increase your GMIB value by an annual interest rate of 5% for GMIB 5 or 6% for GMIB 6 and continue to make any adjustment for withdrawals. If your GMIB value is reset, we recalculate your GMIB value as described in “GMIB 5 and GMIB 6 – What Happens On A Reset Date?” If your GMIB value is reset, then on that date we will use the new GMIB value when calculating the 5% or 6% increase. Contract Anniversary values are that day’s values as of the close of the NYSE.

Discontinuation of Crediting of Annual Interest to the GMIB Value

Crediting of the annual interest rate to the GMIB value for the GMIB 5 and GMIB 6 will only be discontinued:

•	on the Contract Anniversary following the Annuitant attaining age 90 (for the 2008 Version) or 85 (for the Pre-2008 Version);

•	if the Contract Value is fully annuitized;

•	if the GMIB value is fully annuitized;

•	if the GMIB 5 or GMIB 6 is terminated; or

•	if the Contract is terminated.

(The term “fully annuitized” means “fully applied to an Annuity Option.”)

Adjustment for Withdrawals

If you make a withdrawal, we recalculate the GMIB value by making an adjustment for withdrawals. There are two types of adjustments for withdrawals:

Dollar for Dollar Adjustment

During each Contract Year, we will lower your GMIB value for each dollar that you withdraw up to and equal to the current Contract Year interest credited on your GMIB value.

Pro-Rata Adjustment

During each Contract Year, for any amount you withdraw that exceeds the current Contract Year interest credited on your GMIB value, the GMIB value will be further reduced by a pro-rata adjustment. Such a withdrawal will negatively impact your GMIB value. We use the percentage of Contract Value withdrawn to lower the GMIB value by the same percentage. This may result in a larger reduction in the GMIB value than the actual dollar amount of the withdrawal.

The following is an example of a pro-rata adjustment to the GMIB value:

The values shown are based on the following assumptions:

•	the Owner is Age 60 when we issue the Contract;

•	the Annuitant and the Owner are the same person;

•	the initial Purchase Payment is equal to $100,000; and

•	there is a hypothetical rate of return such that the Contract Value in Contract Year 5 prior to the withdrawal is equal to $127,322

Contract Year (end of year)	Age	Purchase Payment	Withdrawal	Contract Value	GMIB Value
1	61	$100,000	$ 0	$104,916	$105,000
2	62		0	110,074	110,250
3	63		0	115,485	115,763
4	64		0	121,161	121,551
5	65		12,000	115,322	115,613
6	66		0	120,791	121,394

The example shows the following:

•	On the Issue Date, the GMIB value is equal to the initial Purchase Payment increased by 5%.

•	Each Contract Year the GMIB value is increased by 5%.

•	A withdrawal of $12,000 is taken in Contract Year 5. Because this withdrawal is greater than the interest credited to the GMIB value during the current Contract Year, the GMIB value is:

•	reduced dollar for dollar up to the interest credited during the current Contract Year; and

•	reduced in direct proportion to the Contract Value reduction for the amount of the withdrawal greater than the GMIB interest credited during the current Contract Year.

•	The GMIB interest credited during Contract Year 5 is equal to $6,077.

•	The withdrawal amount is equal to $12,000.

•	The excess withdrawal amount is equal to $5,923 ($12,000 – $6,077).

•	The Contract Value prior to the excess withdrawal is equal to $121,245 ($127,322 – $6,077).

•	The Contract Value after the excess withdrawal is equal to $115,322 ($121,245 – $5,923).

•	The GMIB value prior to the withdrawal is equal to $127,628.

•	The GMIB value prior to the excess withdrawal is equal to $121,551 ($127,628 – $6,077).

•	The GMIB value after the excess withdrawal = the GMIB value prior to the excess withdrawal – ((excess withdrawal / Contract Value prior to the excess withdrawal) x (the GMIB value prior to the excess withdrawal)).

•	The GMIB value = $121,551 – (($5,923 / $121,245) x ($121,551)) = $121,551 – $5,938 = $115,613.

We consider requests to apply part of your Contract Value to an Annuity Option as a withdrawal for purposes of calculating the GMIB value.

Withdrawals may be subject to a CDSC.

The Reset Date for the 2008 Version

(for Contracts applied for on or after 9/8/2008, subject to state availability). For the 2008 Version a reset date will automatically occur on your first Contract Anniversary and each subsequent Contract Anniversary, unless you request otherwise in writing. Your Written Request must be received in Good Order at our Service Center prior to the close of the NYSE on the Business Day before your Contract Anniversary for the request to be effective on that anniversary. Following the anniversary once the Annuitant is over age 80, the reset option is no longer available so there are no longer reset dates.

The Reset Date for the Pre-2008 Version

(for Contracts applied for prior to 9/8/2008 or in states where the 2008 Version was unavailable). For the Pre-2008 Version we will not schedule an initial reset date until you request one. Once you request an initial reset date we will automatically schedule future reset dates for each subsequent Contract Anniversary unless you request otherwise in writing. Reset dates may occur on your second Contract Anniversary and any subsequent Contract Anniversary. To request a reset or to cancel a reset a Written Request must be received in Good Order at our Service Center prior to the close of the NYSE on the Business Day before your Contract Anniversary for the request to be effective on that anniversary. Following the anniversary once the Annuitant is over age 75, the reset option is no longer available so there are no longer reset dates.

What Happens on a Reset Date?

As of the close of the NYSE on the Business Day prior to the reset date, we will compare your GMIB value to your Contract Value.

•	If at the close of the NYSE on the Business Day just prior to the reset date your Contract Value exceeds the GMIB value, then we will reset your GMIB value by increasing it to equal that Contract Value. The increase will occur on the reset date. Additionally, the following will occur:

•	On the reset date you will begin a new ten year benefit waiting period.

•	On the reset date we will use the new GMIB value to calculate the 5% or 6% increase.

You may not apply the GMIB value to an Annuity Option until on or after the tenth Contract Anniversary following the most recent reset.

•	If at the close of the NYSE on the Business Day just prior to the reset date your Contract Value is less than the GMIB value, the following will occur:

•	Your GMIB value will not be reset.

•	The current benefit waiting period will remain in place.

Reset Examples

Example 1

Assuming:

•	You elect GMIB 5.

•	A reset is scheduled for your Contract Anniversary.

•	On the close of the Business Day just prior to your Contract Anniversary your Contract Value is $120,000 and your GMIB value is $110,250.

Then:

•	Since your Contract Value is higher than your GMIB value we reset your GMIB value to equal $120,000.

•	Your benefit waiting period is extended to equal ten years from this Contract Anniversary.

•	On this Contract Anniversary $6,000 is the interest credited on your GMIB value for the Contract Year ($120,000 x 5% for GMIB 5 = $6,000).

•	During the Contract Year:

•	you may withdraw up to $6,000 and we will make a dollar for dollar adjustment for withdrawals to your GMIB value;

•	for any withdrawal amount that exceeds $6,000 during the Contract Year we will make a pro-rata adjustment for withdrawals to your GMIB value.

Example 2

Assuming:

•	You elect GMIB 5.

•	A reset is scheduled for your Contract Anniversary.

•	On the close of the Business Day just prior to your Contract Anniversary your Contract Value is $90,000 and your GMIB value is $110,250.

Then:

•	Since your Contract Value is less than your GMIB value we do not reset your GMIB value to equal your Contract Value. So your GMIB value remains at $110,250.

•	Your benefit waiting period is unchanged.

•	On this Contract Anniversary $5,513 is the interest credited on your GMIB value for the Contract Year ($110,250 x 5% for GMIB 5 = $5,513).

•	During the Contract Year:

•	you may withdraw up to $5,513 and we will make a dollar for dollar adjustment for withdrawals to your GMIB value;

•	for any withdrawal amount that exceeds $5,513 during the Contract Year we will make a pro-rata adjustment for withdrawals to your GMIB value.

For additional examples see “Appendix M – MassMutual Guaranteed Income Plus 5 Examples – 2008 Version.”

Eligibility for the GMIB Value

You can only apply the GMIB value to an Annuity Option on a Contract Anniversary. You will be eligible to apply all of the GMIB value to an Annuity Option or a minimum of $10,000 of the GMIB value to an Annuity Option if:

(1)	you elected GMIB 5 or GMIB 6 at time of Contract issue and you do not cancel the feature;

(2)	you participated in an approved Asset Allocation Program at the time of Contract issue and until your Contract enters the Income Phase (see ‘‘Transfers and Transfer Programs – Asset Allocation Programs’’);

(3)	your annuity starting date is on the tenth or a subsequent Contract Anniversary or, if your GMIB value was reset, your annuity starting date is on the tenth or a subsequent Contract Anniversary after the last reset (except as described under item 7);

(4)	the Annuitant is at least Age 60 (except as described under item 7);

(5)	the Annuitant is not older than Age 90 (for the 2008 Version) or not older than Age 85 (for the Pre-2008 Version); and

(6)	you elect an Annuity Option available for use with the GMIB value. Available options are as follows:

a)	For the 2008 Version you may elect Fixed Annuity Payments. You may not elect a period certain only Annuity Option. You may apply all or a minimum of $10,000 of the GMIB value to a lifetime Annuity Option or a lifetime Annuity Option with period certain within the following guidelines: If your lifetime Annuity Option includes a period certain, the period certain cannot be greater than 20 years if the Annuitant is Age 80 or under; ten years if the Annuitant is at or between Age 81 and 90; and for Contracts issued in New York: 15 years if the Annuitant is Age 65 or under; ten years if the Annuitant is at or between age 66 and 75; and five years if the Annuitant is at or between Age 76 and 90. For Qualified Contracts, your Annuity Options may be limited in order to comply with the Required Minimum Distribution rules that apply to Annuity Payments. In addition, to ensure that the Contract will comply with the requirement minimum distribution requirements that apply upon your death, you may not elect a joint and survivor Annuity Option with a non-spouse joint Annuitant who is more than 10 years younger than you.

b)	For the Pre-2008 Version, you may elect fixed and/or variable payments. You may apply all or a minimum of $10,000 of the GMIB value to any of our available Annuity Options, however, if you elect an Annuity Option with a period certain only, it must be for a period certain of 20 or more years. For Qualified Contracts, your Annuity Options may be limited in order to comply with the Required Minimum Distribution rules that apply to Annuity Payments. Because any period certain cannot exceed your life expectancy under the Uniform Lifetime Table, you may not elect an Annuity Option with a period certain only beyond Age 80. In addition, to ensure that a the Contract will comply with the requirement minimum distribution requirements that apply upon your death, you may not elect a joint and survivor Annuity Option with a non-spouse joint Annuitant who is more than 10 years younger than you.

Additionally:

(7) a) For the 2008 Version, if your Contract Value is equal to zero, you will be eligible to apply all of the GMIB value to an
               Annuity Option if you meet the requirements of items 1, 2 and 6(a) and the Annuitant is Age 90 or younger. In some
                cases, your Contract Value and your GMIB value may both equal zero. In this case, there is no value to apply to an
Annuity Option.

b) For the Pre-2008 Version, if your Contract Value is equal to zero, you will be eligible to apply all of the GMIB value
               to an Annuity Option if you meet the requirements of items 1, 2 and 6(b) and the Annuitant is Age 85 or younger. In
                some cases, your Contract Value and your GMIB value may both equal zero. In this case, there is no value to apply to an Annuity Option.

Should you be eligible and request to apply a portion of your GMIB value to an Annuity Option, on your Contract Anniversary we will reduce your GMIB value by the amount applied to the Annuity Option and then increase the remaining GMIB value by an annual interest rate of 5% for GMIB 5 or 6% for GMIB 6.

Fixed Annuity Payment Amounts and the GMIB

When you enter the Income Phase, we calculate Fixed Annuity Payments using the values which provide the most favorable Annuity Payment, either:

•	the GMIB value and the fixed guaranteed payout rates in your Contract;

•	your Contract Value and the fixed guaranteed payout rates in your Contract; or

•	your Contract Value and our single premium immediate annuity rates available on the date we calculate your Annuity Payments.

Variable Annuity Payment Amounts and the GMIB

For the Pre-2008 Version you may elect fixed and/or variable Annuity Payments. For the 2008 Version you may not elect variable payments. We calculate the initial variable Annuity Payment using the values which provide the most favorable Annuity Payment, either:

•	the GMIB value and the fixed guaranteed payout rates in your Contract; or

•	your Contract Value and the variable guaranteed payout rates.

Future variable payments will depend on the performance of the Funds you select. If the actual performance on an annualized basis exceeds the 4% assumed investment rate plus the deductions for expenses, your Annuity Payments will increase. Similarly, if the actual rate is less than 4% annualized plus the amount of the deductions, your Annuity Payments will decrease.

Annuitant Age and Termination of GMIB 5 and GMIB 6

For the 2008 Version, you may apply your GMIB value to an Annuity Option until the Contract Anniversary following the Annuitant attaining Age 90. After that date, you may no longer apply the GMIB value to an Annuity Option and the GMIB feature is terminated. If you have not applied your GMIB value to an Annuity Option as of the Contract Anniversary following the Annuitant attaining Age 90, we will increase your Contract Value to equal 60% of the GMIB value if your Contract Value is less than 60% of the GMIB value on that date. If your Contract Value is greater than 60% of the GMIB value, we will make no adjustment.

For the Pre-2008 Version, you may apply your GMIB value to an Annuity Option until the Contract Anniversary following the Annuitant attaining Age 85. After that date, you may no longer apply the GMIB value to an Annuity Option and the GMIB feature is terminated.

Allocation Restrictions

If you elected GMIB 5 or GMIB 6, you must participate in an approved Asset Allocation Program. See “Transfers and Transfer Programs – Asset Allocation Programs.”

If you elected GMIB 5 or GMIB 6, you cannot participate in the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, a DCA Fixed Account, or the Automatic Rebalancing Program. Additionally, you cannot make allocations to The Fixed Accounts.

Additional Restrictions

You could only elect one GMIB feature. If you elect GMIB 5 or GMIB 6, you may not elect a Guaranteed Minimum Accumulation Benefit or MassMutual Lifetime Payment Plus.

Cost of GMIB 5 and GMIB 6

If you elect GMIB 5 or GMIB 6, we will deduct a charge from your Contract Value in the Funds. Effective December 15, 2020, the charge for the 2008 Version and Pre-2008 Version GMIB 5 and  GMIB 6 is equal, on an annual basis, to 1.50% of the current GMIB value. The charge for each feature will never exceed 1.50%. We will deduct the charge for GMIB 5 or GMIB 6 quarterly in arrears while the feature remains in effect, commencing on the first quarter of your first Contract Year. Should you apply your full Contract Value to an Annuity Option, cancel this feature or fully surrender your Contract, the final charge for this feature will occur on the immediately preceding Contract Year quarter.

How to Elect GMIB 5 or GMIB 6

To have elected GMIB 5 or GMIB 6:

•	the Annuitant must not have been older than Age 80 at time of Contract issue (for the 2008 Version) or the Annuitant must not have been older than Age 75 at time of Contract issue (for the Pre-2008 Version);

•	you must have elected the feature at the time we issued your Contract;

•	you must allocate 100% of your Purchase Payment to an approved Asset Allocation Program (see ‘‘Transfers and Transfer Programs – Asset Allocation Programs’’).

Canceling GMIB 5 or GMIB 6

You can cancel GMIB 5 or GMIB 6. We will terminate your selection of GMIB 5 or GMIB 6 and the associated charge on the Business Day we receive our form in Good Order at our Service Center. Once the feature is terminated, it cannot be reinstated.

Withdrawal Benefit for Annuity Options for the Pre-2008 Version

If you elected GMIB 5 or GMIB 6 and later apply all or a portion of your GMIB value to generate variable annuity payments from an Annuity Option with a period certain, you may withdraw a portion or all of the commuted value of any remaining period certain payments.

If you elected an annuity option with variable payments, the following conditions apply. Partial withdrawals are limited to one per Contract Year and must be a minimum amount of $5,000. The remaining Annuity Payments after a partial withdrawal must be at least $100. Any request for a withdrawal will be taken proportionately from the Funds that you are invested in as of the date of the withdrawal. Once a withdrawal is made, the remaining period certain Annuity Payments will be reduced proportionally. Withdrawals will not affect Annuity Payments that are to be made after the period certain is over, if any.

Basic GMIB

If you elected the Guaranteed Minimum Income Benefit and you applied for your Contract prior to September 1, 2007 or in a state where GMIB 5 and GMIB 6 were not available when we issued your Contract, then your Guaranteed Minimum Income Benefit feature is the Basic GMIB. We no longer sell Contracts offering the Basic GMIB.

Current Charge: 0.60%

Maximum Charge: 1.25%

In the first Contract Year, the charge is a percentage of your Purchase Payments. On the last day of your first Contract Year and on the last day of each Contract Year thereafter, the annual charge is a percentage of your Contract Value on that date. We may increase the current charge at any time while you own the Contract, but it will never exceed the maximum charge. For additional detail on charge deduction see “Additional Benefits – Charges for Additional Features.”

What is the Basic GMIB?

The Basic GMIB is a feature you can elect when we issue your Contract. It sets a minimum floor for a future amount that you may apply to an Annuity Option. We call that amount the GMIB value.

How is the GMIB Value Calculated?

The GMIB value will equal:

(1)	your total Purchase Payments made to your Contract as of the end of your second Contract Year; where

(2)	on a daily basis each Purchase Payment is increased by a compounded annual rate of 5% starting from the date each is credited to your Contract Value until the maximum GMIB value is reached or you begin the Income Phase;

(3)	reduced by an adjustment for any withdrawals.

When the Annuitant reaches Age 80, the GMIB value will no longer increase.

The adjustment for withdrawals is calculated as follows:

(1)	the withdrawal amount, including any applicable charges;

(2)	divided by your Contract Value immediately prior to the withdrawal; with the result

(3)	multiplied by the most recently calculated GMIB value.

The GMIB value may be reduced by more than the actual dollar amount of the withdrawal.

The Contract rider describing this Basic GMIB refers to the GMIB value as the Guaranteed Annuitization Value or the Guaranteed Minimum Income Benefit.

The maximum GMIB value is 200% of the Purchase Payments made to your Contract Value in the first two Contract Years, adjusted for withdrawals. The GMIB value will never be greater than the maximum GMIB value.

We consider requests to apply part of your Contract Value to an Annuity Option as a withdrawal for purposes of calculating the GMIB value.

Eligibility for the GMIB Value

You will be eligible to apply all or a portion of the GMIB value to an Annuity Option if:

•	you elected the Basic GMIB at time of Contract issue and you do not cancel the feature;

•	you participated in an approved Asset Allocation Program at the time of Contract issue and until your Contract enters the Income Phase (see ‘‘Transfers and Transfer Programs – Asset Allocation Programs’’);

•	your Contract is beyond its seventh Contract Year (we measure a Contract Year from the anniversary of the day we issued your Contract);

•	the Annuitant reaches Age 60; and

•	you elect to receive Fixed Annuity Payments through a life contingent Annuity Option (currently Annuity Options A, B, C and D). For Qualified Contracts, in order to ensure that the Contract will comply with the required minimum distribution requirements that apply upon your death, you may not elect a joint and survivor Annuity Option with a non-spouse joint Annuitant who is more than 10 years younger than you.

Allocation Restrictions

If you elected the Basic GMIB, you must participate in an approved Asset Allocation Program. See ‘‘Transfers and Transfer Programs – Asset Allocation Programs.’’

If you elected the Basic GMIB, you cannot participate in the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, a DCA Fixed Account, or the Automatic Rebalancing Program. Additionally, you cannot make allocations to The Fixed Accounts.

Additional Restrictions

If you elected the Basic GMIB, you may not elect a Guaranteed Minimum Accumulation Benefit.

Cost of the Basic GMIB

If you elected the Basic GMIB, we will deduct an additional charge of 0.60% of Contract Value on an annual basis while the feature is in effect. We may increase this charge at any time while you own the Contract, but the charge will never exceed 1.25% of Contract Value on an annual basis. We will no longer make this deduction once you apply your full Contract Value to an Annuity Option or cancel the Basic GMIB. If you elect to discontinue the Basic GMIB and its associated benefit, the charge will be discontinued when we receive your request in Good Order, and we will apply a proportionate credit of the remaining prepaid charge to your Contract Value.

How to Elect the Basic GMIB

To have elected the Basic GMIB:

•	the Annuitant must have been under age 80 at time of Contract issue;

•	you must have elected the feature at the time we issued your Contract;

•	you must allocate 100% of your Purchase Payment to an approved Asset Allocation Program (see ‘‘Transfers and Transfer Programs – Asset Allocation Programs’’).

Canceling the Basic GMIB

We will terminate your selection of this feature on the Business Day we receive our form in Good Order at our Service Center. We will apply a proportionate credit of the remaining prepaid charge to your Contract Value. Once the Basic GMIB is terminated, it cannot be reinstated.

Annuity Payments and the GMIB

When you enter the Income Phase, we calculate your Annuity Payments using the values which provide the most favorable Annuity Payment, either:

•	the GMIB value and the guaranteed payout rates in your Contract;

•	your Contract Value and the guaranteed payout rates in your Contract; or

•	your Contract Value and our single premium immediate annuity rates available on the date we calculate your Annuity Payments.

MassMutual Lifetime Income ProtectorSM

Available to Contracts issued on or after 1/11/2010, subject to state availability. Certain aspects of this feature may vary by state.

See “Cost of  MassMutual Lifetime Income Protector” later in this section for detail about charges for this feature.

Changes to an Owner (or an Annuitant, if the Owner is a non-natural person) may terminate MassMutual Lifetime Income Protector. Changes to the Beneficiary may reduce the value of the benefit.

Excess withdrawals will reduce and may eliminate the value of the guarantees provided by this feature. See “Appendix N – MassMutual Lifetime Income Protector Examples – Example 5.”

What is MassMutual Lifetime Income Protector?

MassMutual Lifetime Income Protector is an optional feature you can add to your Contract for an additional charge. MassMutual Lifetime Income Protector provides that even if your Contract Value is reduced to zero, you will receive a guaranteed minimum level of income for the life of the “covered person(s),” generally you or you and your spouse. Lifetime income is distributed through annual withdrawals from your Contract Value. If your Contract Value is reduced to zero, then lifetime income is distributed through settlement payments, provided the terms and conditions of the feature are met.

MassMutual Lifetime Income Protector may not be appropriate for you if you are interested in maximizing the Contract’s potential for long-term accumulation and tax deferral rather than taking current withdrawals and ensuring a stream of income for life.

Election at Contract Issue

To have elected MassMutual Lifetime Income Protector at the time we issued your Contract:

•	your initial Purchase Payment must have been $25,000 or greater;

•	the younger covered person must have been under Age 76;

•	your Contract must have been issued in a state where we offered MassMutual Lifetime Income Protector; and

•	you must have allocated your Purchase Payment to an approved Asset Allocation Program (see “Transfers and Transfer Programs – Asset Allocation Programs”).

If you elect MassMutual Lifetime Income Protector, you cannot elect the Annual Ratchet Death Benefit or a Guaranteed Minimum Accumulation Benefit.

Participation in the SWP is allowed only when you commence withdrawals of the annual income amount on or after the income eligibility date. See “Withdrawals of the Annual Income Amount” later in this section for additional information.

Election After Contract Issue

If we issued your Contract after September 14, 2009 and MassMutual Lifetime Income Protector was not available to elect on your application, then you were eligible to make your election after we issued your Contract, subject to the following:

(1)	your Contract Value was $25,000 or greater on the date we received your election request in Good Order;

(2)	the younger covered person must have been under Age 76 on the date we received your election request in Good Order at our Service Center; and

(3)	we must have received your election request on our form in Good Order at our Service Center within 60 calendar days after the date we began offering MassMutual Lifetime Income Protector in the state where your Contract was issued.

If you meet all the requirements for election after Contract issue, but we did not issue your Contract within 60 days of the feature becoming available solely because we were waiting for additional funds relating to an IRC Section 1035 exchange or qualified transfer, then we amend (3) to read as follows: we must have received your election request on our form at our Service Center within 60 calendar days after the date we issued your Contract.

We reserve the right to modify or terminate this program at any time without notice.

You cannot elect MassMutual Lifetime Income Protector if your Contract has:

•	a current election of the Annual Ratchet Death Benefit;

•	a current election of a Guaranteed Minimum Accumulation Benefit; or

•	Contract Value in a fixed account.

When you elect MassMutual Lifetime Income Protector we will cancel any transfer programs you currently participate in and require you to transfer your Contract Value into an approved Asset Allocation Program. If you are participating in the SWP when you elect this feature, we will cancel the SWP because early withdrawals have a negative impact on the feature.

Covered Person(s)

If you have the single life version, one covered person will be named. If you have the joint life version, two covered persons will be named. The younger covered person must be under Age 76 when MassMutual Lifetime Income Protector is elected. The covered person(s) is significant because:

•	the life of the covered person(s) is used to determine the amount and duration of lifetime income; and

•	the income eligibility date is based in part on the younger covered person’s age.

Single Life Version and Covered Person Requirements

The single life version can be elected only if your Contract is a Non-Qualified Contract, non-qualified deferred compensation Contract (non-457) or an Individual Retirement Annuity, including traditional, SEP, SIMPLE, Roth or Custodial IRA.

•	If your Contract is individually owned, the covered person must be the Owner.

•	If the Owner is a non-natural person, the covered person must be the Annuitant.

•	If there are Joint Owners, they must be spouses and the only primary beneficiaries. The covered person is the first named Owner on the application.

Joint Life Version and Covered Person Requirements

The joint life version can be elected only if your Contract is a Non-Qualified Contract or an Individual Retirement Annuity, including traditional, SEP, SIMPLE or Roth, excluding Custodial IRAs. If the Contract is sold as a Non-Qualified Contract with a trust Ownership, the trust must be a grantor trust.

•	If your Contract is individually owned, the covered person must be the Owner. The second covered person must be the spouse of the Owner and sole primary Beneficiary.

•	If the Owner is a non-natural person, the covered person must be the Annuitant. The second covered person must be the spouse of the Annuitant and the sole primary Beneficiary.

•	If there are Joint Owners, the covered persons must be spouses, and the only primary beneficiaries.

Change from Joint Life to Single Life

We only allow a change from the joint life version to the single life version if:

•	the change is due to the death of a covered person or a change in marital status of a covered person due to a divorce;

•	the change is made prior to the income start date; and

•	we receive notification in Good Order at our Service Center before the income start date.

When we change the joint life version to the single life version we base the income percentage on the remaining covered person’s age as of the income start date using the single life income percentages. The income eligibility date will be based on the remaining covered person’s age.

We do not allow a change from the single life version to the joint life version.

Important Terms

Income Eligibility Date

On and after the income eligibility date you can elect to commence withdrawals of the annual income amount. The income eligibility date is the later of:

•	the Contract Anniversary when the younger covered person is Age 60; or

•	your fifth Contract Anniversary following the date we add MassMutual Lifetime Income Protector to your Contract.

Income Start Date

The income start date is the date of the first withdrawal on or after the income eligibility date. It is also the date we require you to elect the SWP and commence automated withdrawals of the annual income amount.

Annual Income Amount

We calculate the annual income amount on the income eligibility date and on each subsequent Contract Anniversary. The annual income amount equals the applicable income percentage multiplied by your Contract Value on your most recent Contract Anniversary. Withdrawals of the annual income amount are not subject to any Contingent Deferred Sales Charge. The annual income amount will vary each Contract Year, but it will never be less than the guaranteed income floor.

Guaranteed Income Floor

The guaranteed income floor is the minimum annual income amount available each Contract Year on or after the income eligibility date. In addition, the guaranteed income floor is the amount that will be distributed if your Contract moves to the settlement phase.

We calculate the guaranteed income floor on the income eligibility date, on each subsequent Contract Anniversary prior to the settlement phase, and after any excess withdrawal. We calculate the guaranteed income floor by multiplying the applicable income percentage by the income base. Once your Contract enters the settlement phase the guaranteed income floor no longer changes.

Income Base

We use the income base to calculate the guaranteed income floor. The income base is not available to withdraw. The income base can never exceed $5,000,000.

The income base is equal to:

(1)	your Contract Value on the date we add MassMutual Lifetime Income Protector to your Contract;

(2)	plus any additional Purchase Payments received after the date we add the feature to your Contract, but prior to your second Contract Anniversary;

(3)	adjusted for excess withdrawals. We explain the adjustment for excess withdrawals under “Additional Benefits – MassMutual Lifetime Income Protector – Excess Withdrawals and the Income Base.”

Income Percentage

The initial income percentage is based on the younger covered person’s age on the income start date. On any subsequent Contract Anniversary the income percentage will be increased if on that Contract Anniversary:

•	your Contract Value (less any Purchase Payments made more than two years after your Issue Date) is greater than the income base; and

•	the income percentage based on the age of the younger covered person is greater than your current income percentage. On any Contract Anniversary following the death of the younger covered person we will use the age of the surviving covered person.

The income percentage will never decline.

Single Life Version		Joint Life Version
Age	Income Percentage	Age	Income Percentage
60–64	4.0%	60–64	3.5%
65–69	4.5%	65–69	4.0%
70–74	5.0%	70–74	4.5%
75–79	5.5%	75–79	5.0%
80–84	6.0%	80–84	5.5%
85 and over	6.5%	85 and over	6.0%

Excess Withdrawals

Excess withdrawals are defined as:

•	any withdrawal prior to the income eligibility date including:

○	amounts withdrawn under Internal Revenue Code Required Minimum Distribution (RMD) rules; and

○	amounts withdrawn in accordance with the Contract’s free withdrawal provision described in “Charges and Deductions – Free Withdrawals;” and

•	the portion of any withdrawal on or after the income eligibility date that causes the total withdrawn in a Contract Year to exceed the current annual income amount. This includes any amount withdrawn in accordance with the Contract’s free withdrawal provision that exceeds the current annual income amount.

Exception for RMDs

Any withdrawal taken on or after the income eligibility date to satisfy RMD rules which is in excess of the annual income amount will not be treated as an excess withdrawal provided the following conditions are met:

•	it must be taken as part of our RMD program;

•	the RMD amount must be calculated using only the assets held under the Contract;

•	the RMD must be for the current calendar year; and

•	in any one Contract Year, RMD withdrawals for only a single calendar year can be taken.

We will not contact you before processing your request for an excess withdrawal.

How MassMutual Lifetime Income Protector Works

Once you elect MassMutual Lifetime Income Protector you can make two types of withdrawals from your Contract Value:

•	Withdrawals of the annual income amount – These withdrawals cannot begin before the income eligibility date. Once begun, these withdrawals continue until your Contract Value reduces to zero. If at that time the settlement phase begins, we will provide annual settlement payments until death of the last surviving covered person. See the sub-section below entitled “Settlement Phase.”

•	Excess withdrawals – Excess withdrawals may be taken at any time. They will reduce, and may eliminate, the value of the guarantees provided by this feature.

Your withdrawals are taken from your Contract Value unless your Contract enters the settlement phase, in which case we use our own assets to make settlement payments to you. See the sub-section below entitled “Settlement Phase.”

Examples

For examples of how the feature works see “Appendix N  – MassMutual Lifetime Income Protector Examples.”

Withdrawals of the Annual Income Amount

You can commence withdrawals of the annual income amount on or after the income eligibility date. Withdrawals of the annual income amount must be automated through the SWP. You cannot stop the SWP of the annual income amount once it begins, unless you enroll in the MassMutual RMD program in order to satisfy Required Minimum Distribution rules. Withdrawals of the annual income amount are taken from your Contract Value. If enrolled in the RMD program, you will receive the greater of your annual income amount or your RMD amount in each Contract Year without it being considered an excess withdrawal.

The SWP is not available prior to the income eligibility date. On or after the income eligibility date, the SWP is available only for withdrawals of the annual income amount.

Negative Impact of Excess Withdrawals

In addition to reducing your Contract Value, each excess withdrawal immediately reduces the income base and the guaranteed income floor.

All excess withdrawals are subject to any applicable Contingent Deferred Sales Charge.

Excess Withdrawals and the Income Base

An excess withdrawal reduces the income base in direct proportion to the Contract Value reduction for the amount of the excess withdrawal.

The following formula shows the impact of an excess withdrawal on the income base.

A = B x (C/D)

Where:

•	A is the income base after the excess withdrawal;

•	B is the income base immediately prior to the excess withdrawal;

•	C is your Contract Value immediately after the excess withdrawal; and

•	D is your Contract Value immediately prior to the excess withdrawal.

If only a portion of a withdrawal is an excess withdrawal, we will first reduce your Contract Value by the non-excess withdrawal portion and your income base will remain the same. We will then reduce your Contract Value by the excess withdrawal portion and adjust the income base using the formula above.

Impact of a Request to Apply All or a Portion of Your Contract Value to an Annuity Option

We consider a request to apply all or a portion of your Contract Value to an Annuity Option as a withdrawal for the purposes of calculation of the income base, guaranteed income floor and annual income amount.

Impact of Withdrawals on the Death Benefit

If you are participating in MassMutual Lifetime Income Protector and the Basic Death Benefit, when you make withdrawals we will reduce the value of the death benefit as described in “Death Benefit – Basic Death Benefit – (Version 9/1/07).” Any withdrawal will lower your Contract Value. Therefore, if you are participating in the Contract Value Death Benefit any withdrawal will reduce the death benefit. See the section above entitled “Contract Value Death Benefit.”

Withdrawals Before the Income Eligibility Date

Any withdrawal, including RMDs, taken prior to the income eligibility date is an excess withdrawal. Such withdrawal:

•	is subject to any applicable Contingent Deferred Sales Charge;

•	reduces your Contract Value;

•	reduces the income base;

•	reduces the guaranteed income floor;

•	reduces any future annual settlement payments; and

•	reduces the death benefit.

Withdrawals On or After the Income Eligibility Date

Requesting the First Withdrawal

The date of your first withdrawal is the income start date. At the time of your first withdrawal we require you to elect the SWP even if you do not want to utilize it for the first withdrawal. You cannot stop the SWP of the annual income amount once it begins, unless you enroll in the RMD program.

SWP and the Annual Income Amount

When you elect the SWP you will establish a withdrawal frequency (monthly, quarterly, semi-annually or annually) for the annual income amount. If the withdrawals are RMDs as part of the RMD program, the withdrawal frequency will be annual on each December 15. If the annual income amount is taken as part of the RMD program, you will receive the greater of the annual income amount for the Contract Year or the RMD amount for the calendar year.

We apportion the annual income amount for the frequency you elect. For example, if you elect an annual frequency, the first SWP withdrawal will be 100% of the annual income amount; if you elect a monthly frequency, the first SWP withdrawal will be 1/12 of the annual income amount.

If the income start date is not on your Contract Anniversary, we will prorate the number of SWP withdrawals based on the scheduled frequency elected. For example: a) you request a monthly frequency; b) the annual income amount is $12,000; c) the income start date occurs on the sixth month of a Contract Year. Therefore, in that Contract Year there will be seven monthly withdrawals of $1,000. We will not require that you withdraw the remaining $5,000 of the annual income amount, but you may take a withdrawal outside of the SWP. In each subsequent Contract Year we will require that you withdraw the entire annual income amount.

If you choose to have both a SWP and the RMD program run at the same time, you will receive your annual income amount as elected for the SWP, but each December 15, the RMD program will run and will pay the amount remaining to satisfy RMD for that calendar year. If there is any annual income amount remaining, the scheduled SWP will continue to run until it is depleted. If the entire annual income amount is withdrawn prior to the next Contract Anniversary, we will halt the SWP for the remainder of the current Contract Year. Any subsequent withdrawals prior to the next Contract Anniversary will be treated as an excess withdrawal.

Withdrawals Outside of the SWP

If you make withdrawals outside of the SWP, we will count those towards the annual income amount. If the entire annual income amount is withdrawn prior to the next Contract Anniversary, we will halt the SWP for the remainder of the current Contract Year. Any subsequent withdrawals prior to the next Contract Anniversary will be treated as excess withdrawals, unless taken as part of the RMD program. Upon the next Contract Anniversary we will recalculate the annual income amount and the SWP will commence, based on the frequency previously established.

Any portion of a withdrawal that exceeds the annual income amount will be considered an excess withdrawal, unless enrolled in the RMD program, which allows you to withdraw the greater of the annual income amount or Required Minimum Distribution amount. The specific criteria that the Required Minimum Distribution must meet are described in “Additional Benefits – MassMutual Lifetime Income Protector – Important Terms – Excess Withdrawals.”

Settlement Phase

Your Contract will enter the settlement phase if:

•	your Contract Value is reduced to zero; and

•	the guaranteed income floor is greater than zero.

When your Contract enters the settlement phase:

•	the remaining annual income amount for that Contract Year is paid;

•	beginning on the next Contract Anniversary settlement payments will be paid each Contract Year until the last surviving covered person dies. However, if the Owner of a Qualified Contract dies and there is a surviving covered person who is not an “Eligible Designated Beneficiary” as defined in IRC Section 401(a)(9), settlement payments may only continue through the end of the calendar year that contains the tenth anniversary of death;

•	all other rights and benefits under your Contract, including any applicable death benefit, will terminate and additional Purchase Payments will not be accepted; and

•	we will no longer deduct the charge for MassMutual Lifetime Income Protector.

Amount of Settlement Payments

The annual amount of settlement payments will equal the guaranteed income floor amount calculated on the date the Contract enters the settlement phase. If you are receiving settlement payments, we will treat your Contract as though you had annuitized and we will report settlement payments as Annuity Payments for tax reporting purposes.

Frequency of Settlement Payments

You can request settlement payments be paid monthly, quarterly, semi-annually or annually. If any payment is less than $100, we reserve the right to change the payment basis to equivalent quarterly, semi-annual or annual payments or to provide an equivalent cash lump sum.

Latest Permitted Annuity Starting Date

The latest permitted annuity starting date is defined in “The Income Phase – Annuity Payment Start Date.” If you still have Contract Value during the Accumulation Phase, once the latest permitted annuity starting date is reached you must elect one of the following:

•	Apply your Contract Value to one of the Annuity Options described in “The Income Phase – Annuity Options.”

•	Apply your Contract Value to receive payments for the life of the covered person(s). These payments will be the greater of the guaranteed income floor or the annual amount that the Contract Value will provide under:

○	a life fixed annuity for the single life version; or

○	a joint and last survivor fixed annuity for the joint life version.

•	Terminate your Contract by taking a full withdrawal of your Contract Value.

Payment of the Contract’s Death Benefit and MassMutual Lifetime Income Protector

If you have a current election of MassMutual Lifetime Income Protector and a death benefit is paid from the Contract, there will be one of several outcomes:

•	If the Beneficiary takes the death benefit in a lump sum under the terms of the Contract, the Contract will terminate and MassMutual Lifetime Income Protector will no longer be in effect.

•	If the Beneficiary does not take the death benefit in a lump sum, then:

○	If the deceased Owner (or the Annuitant, if the Owner is a non-natural person) is the last surviving covered person, MassMutual Lifetime Income Protector will no longer be in effect. If the Beneficiary is the covered person’s spouse, he or she may continue the Contract without MassMutual Lifetime Income Protector.

○	If the deceased Owner (or the Annuitant, if the Owner is a non-natural person) is not the last surviving covered person, MassMutual Lifetime Income Protector will continue provided the covered person is eligible to and elects to continue the Contract as their own.

The right to continue the Contract by a surviving spouse, a domestic partner, or a civil union partner can only be exercised once while the Contract is in effect.

Allocation Restrictions

If you elect MassMutual Lifetime Income Protector, you must participate in an approved Asset Allocation Program. See “Transfers and Transfer Programs – Asset Allocation Programs.” You cannot participate in the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, a DCA Fixed Account or the Automatic Rebalancing Program. Additionally, you cannot make allocations to The Fixed Accounts.

Additional Purchase Payment Limits

We reserve the right to limit additional Purchase Payments made after the first Contract Year to a total of $100,000.

Cost of MassMutual Lifetime Income Protector

If you elect MassMutual Lifetime Income Protector, we will deduct a charge from your Contract Value. The charge is equal, on an annual basis, to a percentage of the income base as of the date the charge is deducted. Currently, the charge is 0.95% of current income base. We may increase this charge at any time while you own the Contract, but the charge will never exceed 1.95% of current income base. While the feature is in effect we will deduct the charge quarterly in arrears. The charge will commence on the first Contract Year quarter following the date we add MassMutual Lifetime Income Protector to your Contract. This charge will end on the earlier of the date your Contract enters the settlement phase or the date MassMutual Lifetime Income Protector is terminated.

Termination of MassMutual Lifetime Income Protector

You cannot cancel this feature; however, it will terminate upon the earliest of the following dates:

•	when your full Contract Value is applied to an Annuity Option unless there are payments remaining under this feature;

•	when an excess withdrawal reduces your Contract Value to zero;

•	when you request we cancel the Contract;

•	when the Contract is assigned;

•	when the Owner is changed, if the Contract is individually owned;

•	when the Annuitant is changed, if the Owner is a non-natural person;

•	when there is no longer a surviving covered person;

•	when a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

•	when a surviving covered person does not continue the Contract upon death of an Owner.

Once terminated the feature cannot be re-elected.

Important Considerations

Once you elect MassMutual Lifetime Income Protector you cannot cancel the feature.

You cannot stop the Systematic Withdrawal Program of the annual income amount once it begins.

You should not elect MassMutual Lifetime Income Protector if you have a need to take withdrawals, including RMDs, before the income eligibility date, because early withdrawals have a negative impact on the feature. After the income eligibility date, excess withdrawals will reduce and may eliminate the value of the guarantees provided by MassMutual Lifetime Income Protector. Excess withdrawals include RMDs that exceed the annual income amount and do not meet specific criteria. See the section above entitled “Important Terms – Excess Withdrawals.”

The free withdrawal provision described in “Charges and Deductions – Free Withdrawals” is available without an additional charge. It allows you to annually withdraw a percentage of your Contract Value without incurring a Contingent Deferred Sales Charge. Before electing MassMutual Lifetime Income Protector compare its benefits to those of the free withdrawal provision to determine if MassMutual Lifetime Income Protector is in your best interest.

Changes to an Owner (or an Annuitant, if the Owner is a non-natural person) may terminate MassMutual Lifetime Income Protector.

Domestic partners and civil union partners are not recognized as spouses for purposes of federal tax law. Therefore, when the Contract is continued by a domestic partner or civil union partner, adverse tax consequences may result from both continuing the Contract and continuing MassMutual Lifetime Income Protector.

If you elect MassMutual Lifetime Income Protector, we limit the investment options available to you for the life of the Contract.

The restriction in the amount and type of investment options that are available to you under MassMutual Lifetime Income Protector is intended to help us manage the risk that we will be required to make payments to you under the MassMutual Lifetime Income Protector.

Excess withdrawals will reduce and may eliminate the value of the guarantees provided by this feature.

Additional Purchase Payments after the second Contract Year will not increase the value of the guarantees provided by this feature.

Election of this feature does not in any way guarantee performance of any of the investment options available under the Contract.

Before electing MassMutual Lifetime Income Protector consult with a qualified financial professional to discuss this feature and all other aspects of the Contract.

MassMutual Lifetime Payment PlusSM

MassMutual Lifetime Payment Plus was available if you applied for your Contract on or after January 19, 2008 and prior to March 31, 2009.

See the sub-section below entitled ‘‘Cost of  MassMutual Lifetime Payment Plus’’ for detail about charges for this feature.

Changes to an Owner (or an Annuitant, if the Owner is a non-natural person) may terminate MassMutual Lifetime Payment Plus. Changes to the Beneficiary may reduce the value of the benefit.

What is MassMutual Lifetime Payment Plus?

MassMutual Lifetime Payment Plus is designed as a guaranteed minimum lifetime withdrawal benefit. If you elect MassMutual Lifetime Payment Plus, we will permit you to receive a specified withdrawal amount annually for life, even if your Contract Value is zero and subject to the terms and conditions described in this section. There are two versions of this feature: Single Life and Joint Life.

Examples

For examples of how the benefit may work see “Appendix O – MassMutual Lifetime Payment Plus Examples.”

How to Elect MassMutual Lifetime Payment Plus

To have elected MassMutual Lifetime Payment Plus, you must:

•	have elected MassMutual Lifetime Payment Plus at time of Contract issue*;

•	participate in an Asset Allocation Program (see ‘‘Transfers and Transfer Programs – Asset Allocation Programs’’); and

•	have designated the covered person(s).

*See ‘‘Payment of the Contract’s Death Benefit and MassMutual Lifetime Payment Plus’’ in this section for rules regarding a spouse’s right to re-elect this feature upon death of the Owner.

Canceling MassMutual Lifetime Payment Plus

You can cancel MassMutual Lifetime Payment Plus. We will terminate your election of this feature on the Business Day we receive our form in Good Order at our Service Center. The final charge for this feature will occur on the Contract Year quarter immediately preceding termination. Once the feature is terminated, it cannot be reinstated.

Covered Person(s)

The covered person is generally you, the Owner. You will designate the covered person(s) when you complete your application for the Contract. You will designate one covered person if you elect the Single Life version of MassMutual Lifetime Payment Plus and two covered persons if you elect the Joint Life version. The younger covered person must be under Age 81 at the time we issue your Contract. Once we issue the Contract, you cannot change the designated covered person(s).

The covered persons are significant because:

•	we offer a guaranteed lifetime withdrawal amount for the life of the covered persons, subject to the terms and conditions described in this section; and

•	on the later of your Issue Date or when the younger covered person attains Age 60, the benefit base which we use to determine your guaranteed lifetime withdrawal amount will no longer be reduced by withdrawals unless you withdraw more than the guaranteed lifetime withdrawal amount during a Contract Year.

For purposes of determining benefits under this feature, we will always use the younger covered person’s Age, even if the older covered person becomes the only surviving covered person.

You will designate the covered person based on the restrictions noted here:

MassMutual Lifetime Payment Plus – Single Life

•	If you elect single life, you will designate one covered person.

•	If an individually owned Contract, the covered person must be the Owner.

•	If the Owner is a non-natural person, the covered person must be the Annuitant.

•	If there are joint Owners, the covered person is the Owner you designate as the covered person when you complete your application for the Contract.

•	If there are joint Owners, they must be spouses and the only primary beneficiaries.

MassMutual Lifetime Payment Plus – Joint Life

If you elect joint life, you will designate two covered persons.

A joint life option can only be elected if your Contract is a Non-Qualified Contract or an Individual Retirement Annuity, including a traditional, SEP, Simple, or Roth, excluding Custodial IRAs.

•	If an individually owned Contract, the covered person must be the Owner. The second covered person must be the spouse of the Owner and the sole primary Beneficiary.

•	If the Owner is a non-natural person, the covered person must be the Annuitant. The second covered person must be the spouse of the Annuitant and the sole primary Beneficiary.

•	If there are joint Owners, the covered persons must be spouses, joint Owners and the only primary beneficiaries.

Some of the benefits of this feature may be unrealized if you elect joint life and there is a subsequent divorce between the covered persons.

The Benefit Base: What We Use to Determine the Guaranteed Withdrawal Amounts

The MassMutual Lifetime Payment Plus benefit base is one of the variables we use when determining how much is available for you to withdraw each Contract Year. The initial benefit base is your Contract Value on the date we issue your Contract.

The benefit base may increase as a result of:

•	additional Purchase Payments;

•	credits;

•	an annual ratchet; or

•	an enhancement to the benefit base.

The benefit base may decrease as a result of withdrawals. The benefit base cannot be withdrawn in a lump sum.

The Maximum Benefit Base

The benefit base will never exceed the maximum benefit base we allow which is $5,000,000.

The Guaranteed Lifetime Withdrawal Date

The Guaranteed Lifetime Withdrawal Date is the later of your Issue Date or the date the younger covered person attains Age 60. This is the date on which we guarantee the benefit base for life.

On or After the Guaranteed Lifetime Withdrawal Date

The Guaranteed Lifetime Withdrawal Amount

On or after the Guaranteed Lifetime Withdrawal Date, the Guaranteed Lifetime Withdrawal Amount is the annual amount, up to a maximum withdrawal equal to 5% of the benefit base, we guarantee is available for withdrawals each Contract Year during the life of the covered person(s). After the Guaranteed Lifetime Withdrawal Date, each time the benefit base is changed the Guaranteed Lifetime Withdrawal Amount will equal 5% of the new benefit base.

Impact of Withdrawals on the Benefit Base

Beginning on the Guaranteed Lifetime Withdrawal Date, the benefit base will not reduce if total withdrawals during a Contract Year are less than or equal to the Guaranteed Lifetime Withdrawal Amount.

If a withdrawal causes total withdrawals during a Contract Year to exceed the Guaranteed Lifetime Withdrawal Amount, or if total withdrawals during a Contract Year already exceeded the Guaranteed Lifetime Withdrawal Amount, then the benefit base will equal the lesser of:

•	your Contract Value immediately after the withdrawal; or

•	the benefit base immediately prior to the withdrawal, minus the amount of the excess withdrawal.

As of your next Contract Anniversary, the Guaranteed Lifetime Withdrawal Amount will then equal 5% of the new benefit base.

However, the benefit base will not be reduced if all withdrawals during the Contract Year are for required minimum distributions we calculate under an automatic distribution program, even if such distributions exceed the Guaranteed Lifetime Withdrawal Amount available in a Contract Year. We define required minimum distributions as any distribution that we must distribute to you or a plan participant pursuant to IRC Sections 401(a)(9), 403(b)(10), 408(b)(3) or 408A(c).  Required Minimum Distributions are generally required to begin by the required beginning date specified in IRC  Section 401(a)(9).

Before the Guaranteed Lifetime Withdrawal Date

The Guaranteed Withdrawal Amount

The only time we issue a Contract before the Guaranteed Lifetime Withdrawal Date is if we issue a Contract before the youngest covered person has attained Age 60. Prior to the Guaranteed Lifetime Withdrawal Date, the Guaranteed Withdrawal Amount is the annual amount up to a maximum percentage that we guarantee is available for withdrawals each Contract Year prior to the Guaranteed Lifetime Withdrawal Date. On the date we issue your Contract, the Guaranteed Withdrawal Amount is equal to 5% of your initial Purchase Payment to the Contract.

After your Issue Date and before the Guaranteed Lifetime Withdrawal Date, the Guaranteed Withdrawal Amount can increase if an annual ratchet, credit or Purchase Payment would result in a higher Guaranteed Withdrawal Amount than the current Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will decrease only if you make a withdrawal in excess of the Guaranteed Withdrawal Amount or the benefit base reduces to zero.

Impact of Withdrawals on the Benefit Base

Prior to the Guaranteed Lifetime Withdrawal Date, any withdrawal reduces the benefit base. If the withdrawal is less than or equal to the Guaranteed Withdrawal Amount, the withdrawal will reduce the benefit base on a dollar-for-dollar basis. If the withdrawal is greater than the Guaranteed Withdrawal Amount, the benefit base will equal the lesser of:

•	your Contract Value immediately after the withdrawal; or

•	the benefit base immediately prior to the withdrawal, minus the amount of the withdrawal.

Additional Purchase Payments and the Benefit Base

Each time an additional Purchase Payment is received prior to the Guaranteed Lifetime Withdrawal Date, the benefit base will increase by the amount of that additional Purchase Payment.

After the Guaranteed Lifetime Withdrawal Date, an increase to the benefit base due to an additional Purchase Payment is determined as follows:

•	If there have been no additional Purchase Payments or annual ratchets since the Guaranteed Lifetime Withdrawal Date, then all withdrawals since the Guaranteed Lifetime Withdrawal Date will be deducted from the additional Purchase Payment. Any additional Purchase Payment amount remaining after that deduction will be added to the benefit base.

•	If, since the Guaranteed Lifetime Withdrawal Date, the benefit base has been adjusted due to additional Purchase Payments or annual ratchets, then the cumulative Purchase Payments since the last adjustment will be reduced by withdrawals. The withdrawals and additional Purchase Payments that have not adjusted the benefit base are determined beginning with the later of:

•	an increase in benefit base by an additional Purchase Payment; or

•	an annual ratchet.

Any amount of the current additional Purchase Payment remaining after the reduction will be added to the benefit base.

We reserve the right to limit additional Purchase Payments when you have an election of MassMutual Lifetime Payment Plus. We may waive any such additional Purchase Payment limit in a uniform and nondiscriminatory manner upon prior Written Notice.

Any Purchase Payments received on or after the younger covered person attains age 81 will not increase the benefit base.

Credits to the Benefit Base

Each year during the first ten Contract Years, if no withdrawals are taken during a particular Contract Year, then the benefit base will increase on the following Contract Anniversary.

If the benefit base has never been recalculated due to an annual ratchet or withdrawal, we will increase the benefit base by an amount equal to 6% of the sum of: your original benefit base value plus any Purchase Payments applied to the benefit base after we issued your Contract.

If the benefit base was previously recalculated due to an annual ratchet or a withdrawal, then the benefit base will increase each year a withdrawal has not been taken by an amount equal to 6% of the sum of: the benefit base as of the last benefit base recalculation plus any Purchase Payments applied to the benefit base after such recalculation.

See the sub-section above entitled “Additional Purchase Payments and the Benefit Base” for how we calculate the increase by Purchase Payments and “Before the Guaranteed Lifetime Withdrawal Date – Impact of Withdrawals on the Benefit Base” for how we calculate the decrease for withdrawals.

Annual Ratchet and the Benefit Base

Before the younger covered person attains Age 91, on each Contract Anniversary we will compare your Contract Value to your benefit base. If your Contract Value is greater than your benefit base, we will automatically ratchet up the benefit base to equal your Contract Value. During your first ten Contract Years, we will apply any credit to the benefit base before we make this comparison (see “Credits to the Benefit Base” above). You may opt out of any annual ratchet by submitting a Written Request in Good Order to our Service Center within 30 calendar days prior to your Contract Anniversary.

Enhanced Benefit Base and Enhanced Benefit Base Date

The benefit base will be enhanced to equal the greater of the benefit base or the enhanced benefit base amount if no withdrawals are taken prior to the enhanced benefit base date, which is the later of:

•	ten years from your Issue Date; or

•	when the younger covered person reaches Age 70.

The enhanced benefit base amount equals:

(1)	Purchase Payments applied to the benefit base during the first Contract Year, multiplied by 2; plus

(2)	any Purchase Payments applied to the benefit base during or after the second Contract Year and prior to the enhanced benefit base date.

Charges for Withdrawals

If your total withdrawals in each Contract Year are equal to or less than the applicable Guaranteed Withdrawal Amount or Guaranteed Lifetime Withdrawal Amount, the withdrawal amounts will not be subject to any CDSC. If your total withdrawals in any Contract Year are greater than the applicable Guaranteed Withdrawal Amount or Guaranteed Lifetime Withdrawal Amount and the CDSC schedule is in effect, then the amount withdrawn in excess will be subject to a Contingent Deferred Sales Charge. See ‘‘Charges and Deductions – Contingent Deferred Sales Charge.’’

Impact of Withdrawals on Contract Value

Withdrawals will reduce your Contract Value by the amount of the withdrawal and any applicable CDSC.

Impact of Withdrawals on the Death Benefit

If you elect MassMutual Lifetime Payment Plus, when you make withdrawals we will reduce the value of the death benefit as described in each death benefit calculation. See “Death Benefit – Basic Death Benefit” and “Additional Benefits – Annual Ratchet Death Benefit.”

The Settlement Phase

Your Contract enters the settlement phase if the benefit base is greater than zero, but your Contract Value falls below the minimum Contract Value we allow after a partial withdrawal. See “Withdrawals.”

During the settlement phase we will make settlement payments, but all other rights and benefits under the Contract, including death benefits, will terminate and we will not accept additional Purchase Payments. Additionally, we will no longer deduct the charge for MassMutual Lifetime Payment Plus. For tax reporting purposes we report settlement payments as Annuity Payments.

We determine the settlement payment amounts as follows:

•	If on or after the Guaranteed Lifetime Withdrawal Date, your Contract Value falls below the minimum Contract Value we allow after a partial withdrawal, then we will commence to pay settlement payments each Contract Year in an amount equal to the Guaranteed Lifetime Withdrawal Amount. Settlement payments will end when there is no longer a surviving covered person.

•	If prior to the Guaranteed Lifetime Withdrawal Date, your Contract Value falls below the minimum Contract Value we allow after a partial withdrawal, then we will commence to pay settlement payments each Contract Year in an amount equal to 5% of the benefit base at the time the Contract enters the settlement phase. Settlement payments will end when there is no longer a surviving covered person.

We will pay settlement payments no less frequently than annually.

If the Owner of a Qualified Contract dies and there is a surviving covered person who is not is not an “Eligible Designated Beneficiary” as defined in IRC Section 401(a)(9), settlement payments may only continue through the end of the calendar year that contains the tenth anniversary of death.

Choices upon the Latest Permissible Annuity Starting Date

Upon the latest permissible annuity starting date you must choose to terminate the Contract or your Contract must enter the Income Phase. The latest permissible annuity starting date is discussed in ‘‘The Income Phase – Annuity Payment Start Date.’’

If you enter the Income Phase upon the latest permissible annuity starting date:

•	you may elect one of the available Annuity Options described in ‘‘The Income Phase’’ and apply your Contract Value to that Annuity Option; or

•	you may elect to receive Annuity Payments each Contract Year in an amount equal to the Guaranteed Lifetime Withdrawal Amount and we will pay such Annuity Payments until there is no longer a surviving covered person. If the Owner of a Qualified Contract dies and there is a surviving covered person who is not is not an ‘‘Eligible Designated Beneficiary’’ as

defined in IRC Section 401(a)(9), Annuity Payments may only continue through the end of the calendar year that contains the tenth anniversary of death.

Once Annuity Payments begin all other rights and benefits under the Contract, including death benefits, will terminate and we will no longer accept additional Purchase Payments. We will also no longer deduct the charge for MassMutual Lifetime Payment Plus. For more information about Annuity Options see ‘‘The Income Phase.’’

Payment of the Contract’s Death Benefit and MassMutual Lifetime Payment Plus

If you have an election of MassMutual Lifetime Payment Plus and a death benefit is paid from the Contract:

•	if the Beneficiary takes the death benefit in a lump sum under the terms of the Contract, MassMutual Lifetime Payment Plus will no longer be in effect;

•	if the Beneficiary does not take the death benefit in a lump sum, then:

•	If the deceased Owner (or the Annuitant, if the Owner is a non-natural person) is the last surviving covered person, MassMutual Lifetime Payment Plus will no longer be in effect.

•	If the deceased Owner (or the Annuitant, if the Owner is a non-natural person) is not the last surviving covered person, MassMutual Lifetime Payment Plus will continue provided the covered person is eligible to and elects to continue the Contract as their own.

Allocation Restrictions

If you elect MassMutual Lifetime Payment Plus, you must participate in an approved Asset Allocation Program. See “Transfers and Transfer Programs – Asset Allocation Programs.” If you elect MassMutual Lifetime Payment Plus, you cannot participate in the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, a DCA Fixed Account, or the Automatic Rebalancing Program. Additionally, you cannot make allocations to The Fixed Accounts.

Additional Restrictions

If you elect MassMutual Lifetime Payment Plus, you may not elect a Guaranteed Minimum Accumulation Benefit or a Guaranteed Minimum Income Benefit.

Termination of MassMutual Lifetime Payment Plus

The MassMutual Lifetime Payment Plus feature will terminate upon the earlier of:

•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

•	the date the full Contract Value is applied to an Annuity Option;

•	the date your Contract Value and the benefit base both equal zero;

•	the date there is no longer a surviving covered person;

•	the Business Day we receive in Good Order at our Service Center your request (submitted on our form) to terminate the feature; or

•	the date the Contract is terminated.

If the MassMutual Lifetime Payment Plus feature is terminated, it cannot be re-elected.

Cost of MassMutual Lifetime Payment Plus

If you elect MassMutual Lifetime Payment Plus, we will deduct a charge from your Contract Value in the Funds. The charge is equal, on an annual basis, to a percentage of the benefit base as of the date the charge is deducted. We may increase this charge at any time while you own the Contract, but the charge will never exceed 1.50%. We will deduct the charge quarterly in arrears while the feature remains in effect, commencing on the first quarter of your first Contract Year. Should you enter the settlement phase, apply your full Contract Value to an Annuity Option, cancel this feature or fully surrender your Contract, the final charge for this feature will occur on the immediately preceding Contract Year quarter. Currently, the charge is as follows: MassMutual Lifetime Payment Plus – Single Life 0.60%; MassMutual Lifetime Payment Plus – Joint Life 0.85%.

Important MassMutual Lifetime Payment Plus Considerations

This feature may not be appropriate for all Owners. You should understand MassMutual Lifetime Payment Plus completely before you elect this feature.

MassMutual Lifetime Payment Plus does not in any way guarantee the performance of any of the investment options available under the Contract.

Postponing withdrawals may positively impact the benefit base as described in “MassMutual Lifetime Payment Plus – Credits to the Benefit Base” earlier in this section. However, if you postpone the taking of withdrawals, you may limit the value of this feature because your remaining life expectancy shortens as you age.

Excess withdrawals may significantly reduce or eliminate the value of the guarantees provided by this feature. Excess withdrawals are those in excess of the Guaranteed Lifetime Withdrawal Amount or, if taken prior to the youngest covered person reaching Age 60, excess withdrawals are those in excess of the Guaranteed Withdrawal Amount.

Because the charge for MassMutual Lifetime Payment Plus is a percentage of the benefit base, an increase in the benefit base will result in an increase in the cost of the feature.

Please consult with a qualified financial professional when you are evaluating MassMutual Lifetime Payment Plus and all other aspects of the Contract.

Equalizer Benefit

For examples of the operation of this benefit, see ‘‘Appendix P – Equalizer Benefit Examples.’’

For an additional charge, at time of Contract issue you can elect the equalizer benefit. The equalizer benefit provides a credit at the end of the following benefit periods:

•	the tenth Contract Year; and

•	every five year Contract period thereafter.

You could only elect this additional feature at the time you apply for a Contract. You may cancel this feature at any time. The cancellation will be effective on the Contract Anniversary following your request.

We will pay the equalizer benefit only until you or the oldest Joint Owner (or an Annuitant, if the Owner is a non-natural person) reaches Age 80. You may not elect the equalizer benefit if you or the oldest Joint Owner (or an Annuitant, if the Owner is a non-natural person) is Age 70 or older when we issue your Contract.

References to Age

Age is as of the nearest birthday. For example, Age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months. See “Age.”

Cost of the Equalizer Benefit

If you elected the equalizer benefit, we deduct an additional charge of 0.50% while the feature is in effect. We may increase this charge at any time while you own the Contract, but the charge will never exceed 0.60%. We will assess this charge while the benefit is in effect.

In the first Contract Year, the charge is a percentage of your Purchase Payments. On the last day of your first Contract Year and on the last day of each Contract Year thereafter, the annual charge is a percentage of your Contract Value on that date. We may increase the current charge at any time while you own the Contract, but it will never exceed the maximum charge. For additional detail on charge deduction see the section above entitled ‘‘Charges for Additional Features.’’

How is the Credit Calculated?

We base the credit on 10% of net earnings for each benefit period. The credit will never be less than zero. For the initial benefit period, we define earnings as the difference between your Contract Value and your Purchase Payments (less withdrawals) made during the benefit period.

For subsequent benefit periods after the tenth Contract Year, we define earnings as:

(1)	your Contract Value at the end of the benefit period;

(2)	minus your Contract Value at the end of the immediately preceding benefit period;

(3)	minus your Purchase Payments during the just ended benefit period;

(4)	plus withdrawals made during the just ended benefit period;

(5)	minus the equalizer benefit from the immediately preceding benefit period.

We consider requests to apply part of your Contract Value to an Annuity Option as a withdrawal for purposes of calculating the equalizer benefit. We will not count benefits that are paid as earnings when we determine the earnings amount for the subsequent benefit period. If you terminate this benefit during a benefit period, we will not pay you any benefit for that benefit period.

We will limit individual payments of the benefit to 40% of the amount of your total Purchase Payments less any withdrawals.

Withdrawals

Your ability to take a withdrawal may be restricted by certain provisions of the Internal Revenue Code. Furthermore, if your Contract is issued under a qualified plan, your ability to take a withdrawal may be restricted by your plan documents. Income taxes, tax penalties, a CDSC and certain restrictions may apply to any withdrawal you make.

During the Accumulation Phase you may make either partial or full withdrawals of your Contract Value. When making a partial withdrawal, you must withdraw at least $100. We reserve the right to increase the minimum withdrawal amount to $250. We reserve the right to limit you to one partial withdrawal per Contract Year.

You may only make a partial withdrawal if at least $2,000 in Contract Value remains following the partial withdrawal, unless the payment is under a Systematic Withdrawal Program (SWP) and the withdrawal is an RMD or is made under a SWP intended to qualify as a series of substantially equal periodic payments for purposes of avoiding the additional 10% tax applicable to distributions that occur prior to age 59½. If you are participating in MassMutual Lifetime Income Protector, MassMutual Lifetime Payment Plus, GMIB 5, or GMIB 6, we do not require a minimum Contract Value following a partial withdrawal. Otherwise, you may only make a full withdrawal. We take any partial withdrawal proportionally from your Contract Value in your selected investment options.

Where we reflect a reduction as a percentage of Contract Value withdrawn, the death benefit may be reduced by more than the actual dollar amount of the withdrawal. The reduction will be greater when the value of your Contract investment options is lower due to market performance or other variables.

Withdrawals reduce the value of the Contract’s death benefit. Withdrawals also reduce the value of any Guaranteed Minimum Accumulation Benefit or Guaranteed Minimum Income Benefit. Withdrawals taken prior to the Guaranteed Lifetime Withdrawal Date or in excess of the Guaranteed Lifetime Withdrawal Amount will reduce the value of any MassMutual Lifetime Payment Plus benefit. Excess withdrawals will reduce the value of any MassMutual Lifetime Income Protector benefit. We describe the impact of withdrawals under each feature’s section in ‘‘Additional Benefits.’’

If you withdraw your full Contract Value, the Contract terminates and does not provide a death benefit, a Guaranteed Minimum Accumulation Benefit or the Basic GMIB. However, MassMutual Lifetime Income Protector, MassMutual Lifetime Payment Plus, GMIB 5 and GMIB 6 features may still provide a benefit if you make a full withdrawal. See ‘‘Additional Benefits.’’

When you make a full withdrawal you will receive your Contract Value:

•	less any applicable CDSC;

•	less any applicable interest rate factor adjustment;

•	less any applicable Premium Tax;

•	less any applicable annual contract maintenance charge; and

•	less any Purchase Payments we credited to your Contract that have not cleared the bank, until they clear the bank.

See ‘‘Appendix E – Contingent Deferred Sales Charge Examples.’’

Requests in Writing

To request a withdrawal in writing, submit either a partial withdrawal or full withdrawal form in Good Order to our Service Center. If your withdrawal involves an exchange or transfer of assets to another financial institution, we also require a “letter of acceptance” from the financial institution.

Requests by Other Means

You may request certain partial and full withdrawals by other means we authorize such as email, telephone, or fax. Contact our Service Center for details.

Withdrawal Effective Date

For Written Requests, your withdrawal is effective on the Business Day we receive, in Good Order at our Service Center:

•	a partial withdrawal or full withdrawal form acceptable to us; and

•	if applicable, a “letter of acceptance.”

If we receive this/these item(s) at our Service Center on a Non-Business Day or after the Close of Business, your withdrawal request will be effective on the next Business Day. For email, telephone or fax requests, your withdrawal is effective on the Business Day we receive your request in Good Order, provided it is received prior to the Close of Business. For requests received after the Close of Business, your withdrawal will be effective on the next Business Day.

Delivery of Withdrawal Amount

We will pay any withdrawal amount within seven calendar days of the withdrawal effective date unless we are required to suspend or postpone withdrawal payments. See “Other Information – Payments We Make.”

We will pay any full or partial withdrawal to the qualified plan trustee or plan administrator, if you purchased your Contract under a qualified retirement plan, a non-qualified deferred compensation plan or a deferred compensation plan for a tax-exempt organization. The only exceptions are for  RMD payments and for withdrawals from individually-owned Qualified Contracts.

Systematic Withdrawal Program

For detailed rules and restrictions pertaining to this program and instructions for electing the program contact our Service Center.

If you are participating in MassMutual Lifetime Income Protector, different rules may apply regarding the SWP. See ‘‘Additional Benefits – MassMutual Lifetime Income Protector.’’

The Systematic Withdrawal Program (SWP) allows you to set up automatic periodic withdrawals from your Contract Value. We do not charge you for participation in the SWP. We will take any withdrawal under this program proportionally from your Contract Value in your selected investment options. You may not participate in the SWP if you elected the Nursing Home Waiver Benefit and we are currently waiving the Contingent Deferred Sales Charge in accordance with that benefit.

Your SWP will end:

•	if you withdraw your total Contract Value;

•	if we receive, in Good Order, a notification of the Owner’s death;

•	if we receive, in Good Order, a notification of the Annuitant’s death if the Owner is a non-natural person;

•	if we process the last withdrawal for the period you selected, if applicable;

•	if the next systematic withdrawal will lower your Contract Value below the minimum Contract Value we allow following a partial withdrawal, unless your withdrawal is an RMD or is made under a SWP intended to qualify as a series of substantially equal periodic payments for purposes of avoiding the additional 10% tax applicable to distributions that occur prior to age 59½;

•	if the MassMutual Guaranteed Income Plus 5 or MassMutual Guaranteed Income Plus 6 is in effect and your next systematic withdrawal will cause withdrawals in the current Contract Year to exceed the current Contract Year interest credited on your GMIB value;

•	if MassMutual Lifetime Payment Plus is in effect and your next systematic withdrawal will cause withdrawals in the current Contract Year to exceed the Guaranteed Lifetime Withdrawal Amount or the Guaranteed Withdrawal Amount;

•	if you apply your full Contract Value to an Annuity Option; or

•	if you give us a Written Request or request over the telephone, in Good Order, to terminate your program any time on or before the next withdrawal date. If your Contract is a Beneficiary IRA, your SWP cannot be terminated.

If MassMutual Lifetime Income Protector is in effect and you make withdrawals outside of the SWP, there are specific conditions under which we will halt the SWP through the remainder of a current Contract Year. See ‘‘Additional Benefits – MassMutual Lifetime Income Protector – Withdrawals On or After the Income Eligibility Date – Withdrawals Outside of the SWP.”

Taxes

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the Contract. The information is not written or intended as tax or legal advice. You should consult a tax adviser about your own circumstances. In addition, we do not profess to know the likelihood that current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code, Regulations, and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any Contract. We reserve the right to make changes in the Contract to assure that it continues to qualify as an annuity for tax purposes.

No attempt is made in this prospectus to consider any applicable state or other tax laws.

Taxation of the Company

MassMutual is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (IRC). For federal income tax purposes, the Separate Account is not a separate entity from MassMutual, and its operations form a part of MassMutual.

Investment income and any realized gains on Separate Account assets generally are reflected in the Contract Value, although treated as accruing to the Company and not to you. As a result, no taxes are due currently on interest, dividends and short or long-term gains earned by the Separate Account with respect to your Contract. The Company may be entitled to certain tax benefits related to the investment of Company assets, including assets of the Separate Account. These tax benefits, which may include foreign tax credits and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.

Annuities in General

Annuity contracts are a means of both setting aside money for future needs — usually retirement — and for providing a mechanism to administer the payout of those funds. Congress recognized how important providing for retirement was and created special rules in the IRC for annuities. Simply stated, these rules provide that you will generally not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral.

Diversification

IRC Section 817(h) imposes certain diversification standards on the underlying assets of variable annuity contracts. The IRC provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department, adequately diversified. Disqualification of the Contract as an annuity contract would result in a loss of tax deferral, meaning the imposition of federal income tax to the Owner with respect to earnings under the Contract prior to the receipt of payments under the Contract. We intend that all investment portfolios underlying the Contracts will be managed in such a manner as to comply with these diversification requirements.

Investor Control of Assets

For variable annuity contracts, tax deferral also depends on the insurance company, and not you, having control of the assets held in the Separate Accounts. You can transfer among the Sub-Accounts but cannot direct the investments each underlying Fund makes. If you have too much investor control of the assets supporting the Separate Account Funds, then you will be taxed on the gain in the Contract as it is earned rather than when it is withdrawn. The IRS has provided some guidance on investor control by issuing Revenue Rulings 2003-91 and 2003-92, but some issues remain unclear. One unanswered question is whether an Owner will be deemed to own the assets in the contract if a variable contract offers too large a choice of Funds in which to invest, and if so, what that number might be. We do not know if the IRS will issue any further guidance on this question. We do not know if any guidance would have a retroactive effect. Consequently, we reserve the right to modify the Contract, as necessary, so that you will not be treated as having investor control of the assets held under the Separate Account.

Non-Qualified Contracts

Your Contract is referred to as a Non-Qualified Contract if it is not used to fund a qualified plan such as an Individual Retirement Annuity (IRA), Roth IRA, tax-sheltered annuity plan (TSA or TSA plan), corporate pension and profit-sharing plan (including 401(k) plans and H.R. 10 plans), or a governmental 457(b) deferred compensation plan.

Qualified Contracts

Your Contract is referred to as a Qualified Contract if it is used to fund a qualified plan such as an Individual Retirement Annuity (IRA), Roth IRA, tax-sheltered annuity plan (TSA or TSA plan), corporate pension and profit-sharing plan (including 401(k) plans and H.R. 10 plans), or a governmental 457(b) deferred compensation plan. Qualified plans are subject to various limitations on eligibility, contributions, transferability and distributions based on the type of plan. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Taxation of participants in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law.

Contracts issued under a qualified plan include special provisions restricting contract provisions that may otherwise be available as described in this prospectus. Generally, contracts issued under a qualified plan are not transferable. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to distributions from qualified Contracts. See “Taxes – Taxation of Qualified Contracts.”

Eligible rollover distributions from an IRA, TSA, qualified plan or governmental 457(b) deferred compensation plan may generally be rolled over into another IRA, TSA, qualified plan or governmental 457(b) deferred compensation plan, if permitted by the plan.

These amounts may be transferred directly from one qualified plan or account to another, or as an indirect rollover, in which the plan participant receives a distribution from the qualified plan or account, and reinvests it in the receiving qualified plan or account within 60 days of receiving the distribution.

IRC Section 408(d)(3)(B) provides that an individual is only permitted to make one indirect rollover from an IRA to another IRA in any 1-year period. The IRS previously applied this limitation on an IRA-by-IRA basis, allowing a taxpayer to make an indirect rollover from an IRA, so long as he or she had not made an indirect rollover from that same IRA within the preceding 1-year period, even if he or she had made indirect rollovers from a different IRA. Effective for distributions on or after January 1, 2015 the limitation applies on an aggregate basis, meaning that an individual cannot make an indirect rollover from one IRA to another if he or she has made an indirect rollover involving any IRA (including a Roth, SEP, or SIMPLE IRA) within one year.

It is important to note that the one rollover per year limitation does not apply to amounts transferred directly between IRAs in a trustee-to-trustee transfer.

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The Contracts we sell in connection with employer-sponsored qualified plans use annuity tables which do not differentiate on the basis of sex. Such annuity tables are also available for use in connection with certain non-qualified deferred compensation plans.

Following are general descriptions of the types of qualified plans with which the Contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. You should consult a tax adviser as to the tax treatment and suitability of your investment. The contribution limits referenced in the plan descriptions below are the limits for 2026, and may change in subsequent years.

Individual Retirement Annuities

IRC Section 408(b) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). IRAs are subject to limitations on eligibility, contributions, transferability and distributions. See “Taxes – Taxation of Qualified Contracts.” IRA contributions are limited to the lesser of $7,500 or 100% of compensation, and an additional catch-up contribution of $1,100 is available for individuals age 50 and over. Contributions are deductible, unless you are an active participant in a qualified plan and your modified adjusted gross income exceeds certain limits. Contracts issued for use with IRAs are subject to special requirements by the IRC, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. You should consult a tax adviser as to the tax treatment and suitability of such an investment.

SEP IRAs

IRC Section 408(k) permits certain employers to establish IRAs for employees that qualify as Simplified Employee Pension (SEP) IRAs. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the plan. SEP IRAs are treated as defined contribution plans for purposes of the limits on employer contributions. Employer contributions cannot exceed the lesser of:

•	$72,000; or

•	25% of compensation (a maximum of $360,000 of compensation may be considered).

The employee may treat the SEP account as a traditional IRA and make deductible and non-deductible contributions if the general IRA requirements are met. SEP IRAs are subject to additional restrictions, including on items such as: the form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions and withdrawals. See “Taxes – Taxation of Qualified Contracts.”  You should consult a tax adviser as to the tax treatment and suitability of such an investment.

SIMPLE IRAs

IRC Section 408(p) permits certain small employers to establish a Savings Incentive Match Plan for Employees (SIMPLE) IRA. SIMPLE IRA plans permit employees to make elective contributions only through a qualified salary reduction agreement.

Employers can make contributions to the plan through either matching contributions or non-elective contributions. An employee’s annual elective salary reduction contributions are limited to the lesser of $17,000 or 100% of compensation, and an additional catch-up contribution is available for individuals age 50 and over, up to the lesser of $4,000 or total compensation less any other elective deferrals. For employees age 60–63, this catch-up contribution limit is increased to $5,250. Elective contributions made to a SIMPLE IRA are counted against the overall limit on elective deferrals by any individual (the lesser of $24,500 or 100% of compensation). Plans of certain small employers may be eligible for increased limits. The employer must make certain matching contributions or non-elective contributions to the employee’s account. SIMPLE IRAs are subject to additional restrictions, including on items such as: the form, manner and timing of distributions; transferability of benefits; vesting and  nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions and withdrawals. See “Taxes – Taxation of Qualified Contracts.” You should consult a tax adviser as to tax treatment and suitability of such an investment.

Roth IRAs

IRC Section 408A permits eligible individuals to contribute to a non-deductible IRA, known as a Roth IRA. Roth IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Roth IRA contributions are limited to the lesser of $7,500 or 100% of compensation, and an additional catch-up contribution of $1,100 is available for individuals age 50 or over. The maximums are decreased by any contributions made to a traditional IRA for the same tax year. Lower maximum Roth IRA contribution limits apply to individuals whose modified adjusted gross income exceeds certain limits. Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, known as a conversion. The individual must pay tax on any portion of the IRA being rolled over that represents income or previously deductible IRA contributions. The determination of taxable income is based on the fair market value of the IRA at the time of the conversion. See “Taxes – Required Minimum Distributions for Qualified Contracts” for information on the determination of the fair market value of an annuity contract that provides additional benefits (such as certain living or death benefits). You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Corporate Pension and Profit-Sharing Plans

IRC Sections 401(a) and 401(k) permit employers to establish various types of retirement plans for employees. Contributions made to the plan for the benefit of the employees and the earnings on those contributions are generally not included in gross income of the employees until distributed from the plan. The tax consequences to plan participants may vary depending upon the particular plan design. In general, annual contributions made by an employer and employee to a defined contribution plan may not exceed the lesser of:

•	$72,000; or

•	100% of compensation or earned income (a maximum of $360,000 of compensation may be considered).

An employee’s elective salary reduction contributions under a cash or deferred arrangement (i.e. a 401(k) plan) are limited to $24,500, with an additional catch-up contribution of up to $8,000 available for eligible plan participants age 50 or over. For eligible participants age 60–63, this catch-up contribution limit is increased to $11,250. Defined benefit plans are limited to contributions necessary to fund a promised level of benefit. The annual benefit under a defined benefit plan is limited to:

•	100% of compensation for a plan participant’s highest three years; or

•	$290,000.

Plans are subject to additional restrictions, including on such items as: the form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions and withdrawals. See ‘‘Taxes – Taxation of Qualified Contracts.’’ You should consult a tax adviser as to the tax treatment and suitability of such an investment.

H.R. 10 Plans

IRC Section 401(a) permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as ‘‘H.R.10’’ or ‘‘Keogh’’ plans. Contributions made to the plan for the benefit of the employees and the earnings on those contributions are generally not included in gross income of the employees until distributed from the plan. The tax consequences to plan participants may vary depending upon the particular plan design.

In general, H.R. 10 Plans are subject to the same restrictions as corporate pension and profit-sharing plans (see ‘‘Taxes – Qualified Contracts – Corporate Pension and Profit-Sharing Plans’’), including limitations on eligibility, participation, contributions, time and manner of distributions, transferability and taxation of distributions. See ‘‘Taxes – Taxation of Qualified Contracts.’’ You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Tax-Sheltered Annuities

IRC Section 403(b) permits certain eligible employers to purchase annuity contracts, known as Tax-Sheltered Annuities (TSAs), under a section 403(b) program. Eligible employers are organizations that are exempt from tax under IRC Section 501(c)(3) and public educational organizations. Contributions made to a TSA and the earnings on those contributions are generally not included in gross income of the employee until distributed from the plan. TSAs are subject to limitations on contributions, which may be made as ‘‘elective deferrals’’ (contributions made pursuant to a salary reduction agreement) or as non-elective or matching contributions by an employer. In general, annual contributions made by an employer and employee to a TSA may not exceed the lesser of:

•	$72,000; or

•	100% of includible compensation (a maximum of $360,000 of includible compensation may be considered).

An employee’s elective salary reduction contributions are limited to $24,500, with an additional catch up of up to $8,000 available for eligible plan participants age 50 or over. This catch-up contribution may be increased to $11,250 for those ages 60–63. Certain catch-up contributions may also be made by those with 15 or more years of service with the same employer.  TSAs are subject to additional restrictions, including on such items as: the form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions and withdrawals. See ‘‘Taxes – Tax-Sheltered Annuities Taxation and Withdrawal Restrictions.’’ You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Taxation of Non-Qualified Contracts

You, as the Owner of a non-qualified annuity, will generally not be taxed on any increases in the value of your Contract until a distribution occurs. There are different rules as to how you are taxed depending on whether the distribution is a withdrawal or an Annuity Payment.

Withdrawals

The IRC generally treats any withdrawal (1) allocable to investment in the Contract made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and (2) from an annuity contract entered into after August 13, 1982, as first coming from earnings and then from your investment in the Contract. The withdrawn earnings are subject to tax as ordinary income.

Annuity Payments

Annuity Payments occur as the result of the Contract reaching its annuity starting date. A portion of each Annuity Payment is treated as a partial return of your investment in the Contract and is not taxed. The remaining portion of the Annuity Payment is treated as ordinary income. The Annuity Payment is divided between these taxable and non-taxable portions based on the calculation of an exclusion amount.

The exclusion amount for Annuity Payments based on a fixed Annuity Option is determined by multiplying the payment by the ratio that the cost basis of the Contract (adjusted for any period certain or refund feature) bears to the expected return under the Contract. The exclusion amount for Annuity Payments based on a variable Annuity Option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Annuity Payments received after you have recovered all of your investment in the Contract are fully taxable.

The IRC also provides that any amount received (both Annuity Payments and withdrawals) under an annuity contract which is included in income may be subject to an additional income tax. The additional tax is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the additional tax. They include any amounts:

(1)	paid on or after you reach age 59½;

(2)	paid to your Beneficiary after you die;

(3)	paid if you become totally disabled (as that term is defined in IRC Section 72(m)(7);

(4)	paid in a series of substantially equal periodic payments made annually (or more frequently) for your life or life expectancy or for the joint lives or joint life expectancies of you and your designated Beneficiary. Annuity Payments may qualify for this exception if they satisfy the RMD rules applicable to Annuity Payments from qualified plans and IRAs;

(5)	paid under an immediate annuity; or

(6)	which come from investment in the Contract made before August 14, 1982.

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59½ or five years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% additional tax), but for the exception, plus interest for the tax years in which the exception was used.  A withdrawal outside of the series of substantially equal period payments, or an additional Purchase Payment into your Contract, may be considered an impermissible modification. However, after 2023, a tax-free rollover or transfer to another qualified plan or IRA, from which a series of substantially equal periodic payments is received, will not result in a modification if the combined distributions from the old and new arrangements continue to satisfy the exception.  The rules governing substantially equal periodic payments are complex. You should consult a tax adviser for more specific information.

Multiple Contracts

The IRC provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same Owner by one company or its affiliates are treated as one deferred annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. This rule does not apply to immediate annuities.

Tax Treatment of Assignments

An assignment or pledge of a Contract may be a taxable event. You should consult a tax adviser if you wish to assign or pledge your Contract. Annuity contracts issued after April 22, 1987 that are transferred for less than full and adequate consideration (including gifts) are subject to tax to the extent of gain in the Contract. This does not apply to transfers between spouses or certain transfers incident to a divorce under IRC Section 1041.

Distributions After Death of an Owner

In order to be treated as an annuity contract for federal income tax purposes, IRC Section 72(s) requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an Owner of the Contract. Specifically, IRC Section 72(s) requires that:

(a)	if any Owner dies on or after the annuity starting date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner’s death; and

(b)	if any Owner dies prior to the annuity starting date, the entire interest in the Contract will be distributed within five years after the date of such Owner’s death.

These requirements will be considered satisfied as to any portion of an Owner’s interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the Owner’s death. The designated Beneficiary refers to a natural person designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner. The Non-Qualified Contracts contain provisions that are intended to comply with these IRC requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Taxation of Qualified Contracts

If you have no cost basis for your interest in a Qualified Contract, the full amount of any distribution is taxable to you as ordinary income. If you do have a cost basis for all or some of your interest, a portion of the distribution is taxable, generally based on the ratio of your cost basis to your total Contract Value. Special tax rules may be available for certain distributions from a qualified plan.

IRC Section 72(t) imposes a 10% additional income tax on the taxable portion of any distribution from qualified plans, including Contracts issued and qualified under IRC Sections 401 (pension and profit-sharing plans), 403 (TSAs), 408 (IRAs), and 408A (Roth IRAs). With respect to SIMPLE IRAs, the 10% additional tax is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan. Exceptions from the additional tax are as follows:

(1)	distributions made on or after you reach age 59½;

(2)	distributions made after your death;

(3)	distributions made that are attributable to the employee being disabled as defined in IRC Section 72(m)(7);

(4)	after severance from employment, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary (in applying this exception to distributions from IRAs, a severance of employment is not required). Annuity Payments may qualify for this exception if they satisfy the RMD rules applicable to Annuity Payments from qualified plans and IRAs;

(5)	distributions made after severance from employment if you have reached age 55, or after you have reached age 50 or 25 years of service for qualified public safety employees and private sector firefighters (not applicable to distributions from IRAs);

(6)	corrective distributions of amounts that exceed tax law limitations;

(7)	distributions made to you up to the amount allowable as a deduction to you under IRC Section 213 for amounts you paid during the taxable year for medical care (without regard to whether you itemize deductions for the taxable year);

(8)	distributions made on account of an IRS levy made on a qualified retirement plan or IRA;

(9)	distributions made to an alternate payee pursuant to a qualified domestic relations order (not applicable to distributions from IRAs);

(10)	distributions from an IRA for the purchase of medical insurance (as described in IRC Section 213(d)(1)(D)) for you and your spouse and dependents if you received unemployment compensation for at least 12 weeks (or would have been eligible to receive unemployment compensation but for self-employed status) and have not been re-employed for at least 60 days;

(11)	certain qualified reservist distributions;

(12)	distributions from an IRA to the extent they do not exceed your qualified higher education expenses (as defined in IRC Section 72(t)(7)) for the taxable year;

(13)	distributions from an IRA which are qualified first-time homebuyer distributions (as defined in IRC Section 72(t)(8));

(14)	payments of net income attributable to an excess IRA contribution made in a calendar year where such amounts are distributed by tax return deadline for the year (including extensions) and no deduction is allowed for the excess contribution;

(15)	distributions which are qualified birth or adoption distributions (as defined in IRC Section 72(t)(2)(H)). Such distributions can be recontributed within the three year period beginning on the date received;

(16)	certain distributions made after December 31, 2023 for emergency personal expenses (as provided in IRC Section 72(t)(2)(I)). Such distributions can be recontributed within the three-year period beginning on the date received;

(17)	eligible distributions made after December 31, 2023 to you if you are a victim of domestic abuse (as provided in IRC Section 72(t)(2)(K)). Such distributions may be recontributed within the three-year period beginning on the date received;

(18)	distributions made to you if you are a terminally ill individual (as provided in IRC Section 72(t)(2)(L)). Such distributions may be recontributed within the three-year period beginning on the date received; and

(19)	distributions that are qualified disaster recovery distributions under IRC Section 72(t)(2)(M). Such distributions may be recontributed within the three-year period beginning on the date received.

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59½ or five years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% additional tax) but for the exception, plus interest for the tax years in which the exception was used.  A withdrawal outside of the series of substantially equal period payments, or an additional Purchase Payment into your Contract, may be considered an impermissible modification. However, after 2023, a tax-free rollover or transfer to another qualified plan or IRA, from which a series of substantially equal periodic payments is received, will not result in a modification if the combined distributions from the old and new arrangements continue to satisfy the exception.  The rules governing substantially equal periodic payments are complex. You should consult a tax adviser or IRS Notice 2022-6 for more specific information.

Tax-Sheltered Annuities Taxation and Withdrawal Restrictions

Under IRS regulations, effective January 1, 2009, all TSA plans must have a written plan document which specifies the requirements that each Contract must meet in order to be qualified under the plan. In addition, the document must provide a list of the providers and Contracts that are permitted to be purchased by TSA plan participants under the plan. TSA plan participants should be aware that if a TSA plan removes the provider or specific contract type that the TSA plan participant owns from its approved list, the TSA plan participant may be restricted from making further salary reduction contributions into that contract. TSA plans also have the right to restrict the ability to take loans and hardship withdrawals from a TSA contract. Because a plan participant may own more than one TSA contract, before we process a transaction we may require the TSA plan to approve the transaction to ensure that rules regarding loans, hardships and distribution restrictions are met. TSA plan participants should contact their individual TSA plan to determine the specific rules that apply to them.

The IRS regulations also made significant changes to Revenue Ruling 90-24 exchanges or transfers. Under the regulations an exchange may only be done when the TSA plan allows TSA exchanges under its plan and the provider of the new TSA contract agrees to share information with the TSA plan to ensure that the requirements of the TSA plan are met. Given this restriction, before a TSA exchange is processed, the TSA plan is required to approve the transaction or provide a list of vendors for which it has an information sharing agreement (ISA). Additionally, because most of the regulations were not effective until 2009, there was great uncertainty about their application to contract exchanges that took place between September 24, 2007 and January 1, 2009. Because of this uncertainty, it is possible that an exchange that took place prior to January 1, 2009 caused a TSA plan participant to incur taxation on the value of the Contract. However, it is also possible that such an exchange did not have adverse tax consequences. If a TSA plan participant exchanged a contract to a TSA contract with a provider that does not have an ISA with the TSA plan, the participant had until July 1, 2009 to avoid adverse tax consequences by exchanging the contract for a TSA contract with which the TSA plan does have an ISA.

The IRC limits the withdrawal of purchase payments made by TSA plan participants through salary reductions from certain TSAs. Withdrawals of salary reduction amounts and their earnings can be made when a TSA plan participant:

•	reaches age 59½;

•	has a severance from employment;

•	dies;

•	becomes disabled, as that term is defined in the IRC;

•	experiences a hardship, as provided in IRC Section 403(b)(11)(B);

•	meets the requirements for a qualified birth or adoption distribution, as defined in IRC Section 72(t)(2)(H);

•	qualifies for a qualified disaster recovery distribution, as defined in IRC Section 72(t)(2)(M);

•	qualifies for an eligible distribution to a domestic violence victim, as defined in IRC Section 72(t)(2)(K);

•	qualifies for an emergency personal expense distribution, as defined in IRC Section 72(t)(2)(I); or

•	the TSA plan terminates (starting January 1, 2009).

In the case of hardship,  for plan years beginning before 2024,  the TSA plan participant could only withdraw the purchase payments and not any earnings.  However, for plan years beginning after 2023, hardship withdrawals can consist of both the Purchase Payments and any earnings.

TSA Contract Value as of December 31, 1988 and Contract amounts attributable to service with a former employer are not subject to these restrictions. Additionally, return of excess contributions or amounts paid to a spouse as a result of a qualified domestic relations order are not subject to these restrictions.

TSA Contracts issued January 1, 2009 and after are subject to distribution restrictions on employer contributions. These restrictions are determined by the TSA plan and can be based on criteria such as completing years of service or attaining a stated age.

Required Minimum Distributions for Qualified Contracts

For Qualified Contracts other than Roth IRAs, distributions generally must begin no later than April 1st of the calendar year following the later of:

(1)	the calendar year in which you attained the “applicable age” as defined in IRC Section 401(a)(9); or

(2)	the calendar year in which you retire.

If you  were born after December 31, 1950 and before January 1, 1960, your applicable age is 73. If you  were born after December 31, 1959, your applicable age is 75. Previously, the age at which RMDs were required to begin was 70½ for those born before July 1, 1949, and 72 for those born after June 30, 1949 and before January 1, 1951.

The date set forth in (2) does not apply to an IRA or to a five percent owner of the employer maintaining the plan. Required distributions generally must be over a period not exceeding your life or life expectancy or the joint lives or joint life expectancies of you and your designated Beneficiary. Upon your death, additional distribution requirements are imposed. If your Contract is held as a Roth IRA, there are no RMDs during your life. However, upon your death your Beneficiary is subject to RMD requirements. If RMDs are not made, a penalty tax of up to 25% is imposed on the amount that should have been distributed.

These rules were significantly changed under the Setting Every Community Up for Retirement Enhancement (SECURE) Act, enacted in late 2019, and differ for Qualified Contracts when death occurs after December 31, 2019 versus those where death occurred on or before December 31, 2019 (on or before December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement).

Where the Owner’s death occurred on or before December 31, 2019 (on or before December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), if the Contract had not yet entered the Income Phase and death occurred after the required beginning date, distributions must be made at least as rapidly as under the method in effect at the time of the Owner’s death, or over the life or life expectancy of the designated Beneficiary. If the Contract had not entered the Income Phase and death occurred before the required beginning date, the remaining interest must be distributed within five years or over the life or life expectancy of the designated Beneficiary. If the Owner’s death occurred after the Contract had entered the Income Phase, distributions must be made at least as rapidly as under the method in effect at the time of the Owner’s death.

If your death occurs after December 31, 2019 (after December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement) and your designated Beneficiary is not an ‘‘Eligible Designated Beneficiary’’ as defined in IRC Section 401(a)(9), the remaining interest must be distributed within ten years, regardless of whether your death occurs before or after your required beginning date or whether your Contract had entered the Income Phase.  In addition, if your death occurs on or after your required beginning date, your Beneficiary must take  annual RMDs during the ten year distribution period to the extent required by Regulations issued under IRC Section 401(a)(9). If your designated Beneficiary is considered an Eligible Designated Beneficiary, the remaining interest must be distributed within ten years or over the life or life expectancy of the designated Beneficiary. We only offer a life or life expectancy distribution option to a designated beneficiary who either (1) is the surviving spouse of the deceased qualified plan participant or IRA owner or, (2) is not more than ten years younger than the deceased qualified plan participant or IRA owner. In the future, we may allow additional classes of Eligible Designated Beneficiaries to elect a life or life expectancy distribution option.

If your death occurs after December 31, 2019 (after December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement) and you do not have a designated Beneficiary (including where your estate or certain trusts are the Beneficiary), the pre-2019 distribution rules generally apply. If your Contract has not yet entered the Income Phase and death occurs after your required beginning date, distributions must be made at least as rapidly as under the method in effect at the time of your death. If the Contract has not yet entered the Income Phase and your death occurs before your required beginning date, the remaining interest must be distributed within five years. If your death occurs after your Contract has entered the Income Phase, distributions must be made at least as rapidly as under the method in effect at the time of your death.

For purposes of these rules, the owner of a Roth IRA is always treated as having died before their required beginning date, since RMDs are not required during the owner’s lifetime.

The Regulations under IRC Section 401(a)(9) include a provision that could increase the dollar amount of RMDs for individuals who fund their IRA or qualified retirement plan with an annuity contract. During the Accumulation Phase of the annuity Contract, Treasury Regulations Section 1.401(a)(9)-6, Q&A-12 requires that individuals add the actuarial present value of any additional benefits provided under the annuity (such as certain living or death benefits) to the dollar amount credited to the Owner or Beneficiary under the Contract in order to determine the fair market value of the Contract. A larger fair market value will result in the calculation of a higher RMD amount. You should consult a tax adviser to determine how this may impact your specific circumstances.

Partial Annuitization

The ability to apply only a portion of your Contract Value to an Annuity Option is commonly referred to as ‘‘partial annuitization’’ or ‘‘partially annuitizing.’’ Federal tax law provides favorable tax treatment of partial annuitization of a non-qualified annuity contract under certain circumstances. There may be tax consequences, possibly significant, to partially annuitizing a Qualified Contract. You should consult a tax adviser before electing to partially annuitize your Contract.

Partial Annuitization of Non-Qualified Contracts

If part of an annuity contract’s value is applied to an Annuity Option that provides payments for one or more lives or for a period of at least ten years, the portion of the Contract that is annuitized will be treated as a separate Contract and Annuity Payments received as a result of the partial annuitization will be treated as amounts received as an annuity instead of withdrawals, and given exclusion ratio treatment. The exclusion ratio is calculated by allocating the current investment in the Contract between the amount applied to the Annuity Option and the remaining portion of the original Contract.

If the Annuity Option you elect does not meet one of the two above-described criteria, we will report all payments from your Contract, whether from the annuitized or the deferred portions of the Contract Value, to the IRS as a distribution with the taxable amount not determined beginning with the date of the partial annuitization. It is your responsibility to document to the IRS how much, if any, of a distribution is allocable to cost basis.

Partial Annuitization of Qualified Contracts

If you elect to apply only a portion of your qualified annuity Contract Value to an annuity option, we will treat the annuitized and non-annuitized portions of your Contract as separate Contracts for purposes of applying the Required Minimum Distribution (RMD) rules of IRC Section 401(a)(9) and the regulations thereunder. If your Qualified Contract, other than an IRA, contains after-tax money (i.e. has a cost basis), we will allocate that cost basis pro-rata between the annuitized and non-annuitized portions. We do not track cost basis for a Contract held as an IRA. Because the IRS has not published guidance as to what portion of any payment made under the annuity option represents a non-taxable return of cost basis and what portion is taxable, this treatment may understate or overstate income in any given year. If you misstate your income, the IRS may impose tax penalties and interest. You should consult a tax or legal adviser to discuss these risks before electing a partial annuitization of your qualified deferred annuity contract.

Taxation of Death Benefit Proceeds

Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows:

•	if distributed in a lump sum, they will be treated in the same manner as a full withdrawal from the Contract; or

•	if distributed under a payout option, they will be treated as Annuity Payments.

Section 1035 Tax Free Exchanges

IRC Section 1035 provides that a life insurance, endowment, or annuity contract may be exchanged for an annuity contract on a tax free basis. When this type of exchange occurs, the gain in the original contract is preserved in the new contract by transferring the cost basis under the original contract to the new contract. The IRS has provided guidance on the partial exchange of an annuity contract for another annuity contract. According to the guidance, partial exchanges occurring on or after October 24, 2011 will be tax free if no distribution takes place from either contract within 180 days after the exchange. If a distribution occurs within 180 days after the exchange, the IRS will apply general tax principles to determine the tax treatment of the transfer. The limitation on distributions within 180 days does not apply to Annuity Payments that are based on life expectancy or on a period certain of ten or more years. You should consult a tax adviser before entering into any 1035 exchange.

Partial exchanges which occurred prior to October 24, 2011 were subject to more restrictive guidance. You should consult a tax adviser if you have questions regarding the taxation of a prior exchange.

Beginning January 1, 2010, the Pension Protection Act of 2006 permits the exchange of an annuity contract for a qualified long-term care contract to qualify as a tax free 1035 exchange. However, if an annuity contract has entered the Income Phase, there is uncertainty and a lack of guidance regarding whether the exchange can qualify. Therefore, if an annuity contract has entered the Income Phase and the Contract or the resulting Annuity Payments are exchanged for a qualified long-term care Contract, we will not treat that as a tax free 1035 exchange.

The IRS has also issued guidance allowing a beneficiary of a non-qualified annuity contract to enter into a 1035 exchange of the death benefit for a new annuity contract, provided that the new contract will be administered as if the Owner is deceased for purposes of the death benefit requirements of IRC Section 72(s). In order to allow the death benefit under a non-qualified annuity contract to be exchanged, we may require additional documentation from the issuer of the new contract, in order to ensure that this requirement is met.

Income Tax Reporting and Withholding

Federal law requires that we file an information return on Form 1099-R with the IRS (with a copy to you) reporting any taxable amounts paid to you under the annuity contract. By January 31 of the calendar year following the year of any payment(s), we will issue the Form 1099-R to the Owner of the annuity contract. Following the death of the Owner the Form 1099-R will be sent to each Beneficiary who receives a payment under the Contract.

The portion of any distribution that is includible in the gross income of the Owner is subject to federal income tax withholding. The amount of the withholding depends on the type of distribution. Withholding for periodic payments is at the same rate as wages and at the rate of 10% from non-periodic payments. However, the Owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate. Distributions from certain retirement plans, excluding IRAs, that are not directly rolled over to another eligible retirement plan or IRA, are subject to a mandatory 20% withholding.

The 20% withholding requirement generally does not apply to:

•	a series of substantially equal payments made at least annually for:

○	the life or life expectancy of the Owner, or joint and last survivor expectancy of the Owner and a designated Beneficiary, or

○	for a specified period of ten years or more;

•	distributions which are RMDs;

•	hardship distributions from a 401(k) plan or a tax-sheltered annuity; or

•	distributions that are qualified birth or adoption distributions as defined in IRC Section 72(t)(2)(H);

•	distributions that are qualified disaster recovery distributions as defined in IRC Section 72(t)(2)(M);

•	distributions that are emergency personal expense distributions as defined in IRC Section 72(t)(2)(I); or

•	distributions that are eligible distributions to a victim of domestic violence as defined in IRC Section 72(t)(2)(K).

You should consult a tax adviser regarding withholding requirements.

Generation Skipping Transfer Tax Withholding

Under certain circumstances, the IRC may impose a generation skipping transfer tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the IRC may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Medicare Hospital Insurance Tax

A Medicare Hospital Insurance Tax (known as the Unearned Income Medicare Contribution) applies to all or part of a taxpayer’s net investment income, at a rate of 3.8%, when certain income thresholds are met. Net investment income is defined to include, among other things, non-qualified annuities and net gain attributable to the disposition of property. Under final tax regulations, the taxable portion of any distribution from a non-qualified annuity contract – including withdrawals and Annuity Payments – is included in net investment income. Net investment income also includes the gain from the sale of a non-qualified annuity contract. Under current guidance, we are required to report to the IRS whether a distribution is potentially subject to the tax. You should consult a tax adviser as to the potential impact of the Medicare Hospital Insurance Tax on your Contract.

Non-Resident Aliens and Foreign Entities

Generally, a distribution from a Contract to a non-resident alien or foreign entity is subject to federal tax withholding at a rate of 30% of the amount of income that is distributed. A non-resident alien is a person who is neither a citizen, nor a resident, of the United States of America (U.S.). We are required to withhold the tax and send it to the IRS. Some distributions to non-resident aliens or foreign entities may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must claim the treaty benefit on Form W-8BEN (or the equivalent form), providing us with:

(1)	proof of residency (in accordance with IRS requirements), and

(2)	the applicable taxpayer identification number.

If the above conditions are not met, we will withhold 30% of the income from the distribution. Additionally, under the Foreign Account Tax Compliance Act effective July 1, 2014, U.S. withholding may occur with respect to certain foreign entity owners (including foreign financial institutions and non-financial foreign entities (such as corporations, partnerships, and trusts)) at a 30% rate without regard to lower treaty rates.

Civil Unions and Domestic Partnerships

Parties to a civil union or domestic partnership are not treated as spouses under federal law. Consequently, certain transactions, such as a change of ownership or continuation of the Contract after death, may be taxable to those individuals. You should consult a tax adviser for more information on this subject.

Non-Natural Owner

When a Non-Qualified Contract is owned by a non-natural person (e.g., a corporation, limited liability company, partnership, trust or certain other entities) the Contract will generally not be treated as an annuity for tax purposes. This means that gain in the Contract will be taxed each year while the Contract is in the Accumulation Phase. This treatment is not generally applied to a Contract held by a trust or other entity as an agent for a natural person. If a trust is not a grantor trust for income tax purposes, and any beneficiary (including a contingent beneficiary) of the trust is a non-natural person, the Contract will not be treated as owned by an agent for a natural person, and gain in the Contract will be taxed annually.

Before purchasing a Contract to be owned by a non-natural person or changing ownership on an existing Contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

Distribution

The Contracts are no longer for sale to the public. The Contract was sold by both registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Strategic Distributors, LLC (MSD), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with MassMutual, on its own behalf and on behalf of the Separate Account, MMLIS serves as principal underwriter of the Contracts sold by its registered representatives, and MSD serves as principal underwriter of the Contracts sold by registered representatives of other broker-dealers who have entered into distribution agreements with MSD.

MMLIS and MSD are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA). MMLIS and MSD also receive compensation for their actions as principal underwriters of the Contracts.

Commissions and Allowances Paid

Commissions for sales of the Contract by MMLIS registered representatives are paid on behalf of MMLIS by MassMutual to MMLIS registered representatives. Commissions for sales of the Contract by registered representatives of other broker-dealers are paid on behalf of MSD by MassMutual to those broker-dealers. We also pay expense allowances in connection with the sales of the Contracts. The maximum commission payable for the Contract is 8.63% of Purchase Payments made to a Contract and/or up to 2.4% of Contract Value annually.

Additional Compensation Paid to MMLIS

Most MMLIS registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans. Sales of the Contract may help these registered representatives and their supervisors qualify for such benefits. MMLIS registered representatives who are also general agents or sales managers of MassMutual also may receive overrides, allowances and other compensation that is based on sales of the Contract by their registered representatives.

Additional Compensation Paid to Certain Broker-Dealers

We and MSD make additional commission payments to certain broker-dealers in the form of asset-based payments and sales-based payments. We also make cash payments and non-cash payments to certain broker-dealers. The asset-based and sales-based payments are made to participate in those broker-dealers’ preferred provider programs or marketing support programs, or to otherwise promote the Contract. Asset-based payments are based on the value of the assets in the MassMutual contracts sold by that broker-dealer. Sales-based payments are paid on each sale of the Contract and each subsequent Purchase Payment applied to the Contract. Cash payments are made to attend sales conferences and educational seminars sponsored by certain broker-dealers. Non-cash payments include various promotional items. For a list of the broker-dealers to whom we currently pay additional compensation for selling the Contract, visit www.MassMutual.com/legal/compensation-arrangements or call our Service Center.

The additional compensation arrangements described in the preceding paragraphs are not offered to all broker-dealers and the terms of such arrangements may differ among broker-dealers. Some broker-dealers may receive two or more of these payments. Such payments may give us greater access to the registered representatives of the broker-dealers that receive such compensation or may influence the way that a broker-dealer markets the Contract. Any such compensation will be paid by MSD or us and will not result in any additional direct charge to you.

Compensation in General

The compensation arrangements described above may provide a registered representative with an incentive to sell the Contract over other available contracts whose issuers do not provide such compensation. You may want to take these compensation arrangements into account when evaluating any recommendation regarding the Contract.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus, including the CDSC. We may also use some of the 12b-1 distribution fee payments and other payments that we receive from certain Funds to help us make these cash and non-cash payments.

You may want to contact MMLIS or your registered representative to find out more about the compensation they receive in connection with your purchase of a Contract.

Commissions or overrides may also be paid to broker-dealers providing wholesaling services (such as providing sales support and training for sales representatives who sell the Contracts).

Other Information

Collateral Assignment

In certain states, you cannot assign the Contract without our approval. We will refuse or accept any request to assign the Contract on a non-discriminatory basis. Please refer to your Contract.

We must receive a Written Request from you, in Good Order, for any assignment we allow to be binding on us. We will not be liable for any payment or other action we take in accordance with the Contract before we receive notice of the assignment. We are not responsible for the validity of an assignment. You may be subject to tax consequences if you assign your Contract.

If the Contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the Contract. If you assign your Contract, your rights may only be exercised with the consent of the assignee of record.

Unclaimed Property

Every state has some form of unclaimed property law that imposes varying legal and practical obligations on insurers and, indirectly, on Owners, Beneficiaries, and any other payees of proceeds from a Contract.

Unclaimed property laws generally provide for the transfer of benefits or payments under various circumstances to the abandoned property division or unclaimed property office in the state of last residence. This process is known as escheatment. To help avoid escheatment, keep your own information, as well as Beneficiary and any other payee information up-to-date, including: full names, postal and electronic media addresses, telephone numbers, dates of birth, and social security numbers. To update this information, contact our Service Center. IRS guidance requires us to withhold federal income tax from escheated payments from certain qualified contracts, and to report such payments to the IRS on Form 1099-R.

Anti-Money Laundering

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a Purchase Payment or block an Owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

Payments We Make

We may be required to suspend or postpone payments for withdrawals or transfers from the Sub-Accounts for any period when:

•	the NYSE is closed (other than customary weekend and holiday closings);

•	trading on the NYSE is restricted;

•	an emergency exists as a result of which disposal of shares of the Funds is not reasonably practicable or we cannot reasonably value the shares of the Funds; or

•	during any other period when the SEC, by order, so permits for your protection.

We reserve the right to defer payment for a withdrawal from The Fixed Accounts for the period permitted by law, but not for more than six months.

In addition, if, pursuant to the SEC’s rules, a money market fund suspends payment of redemption proceeds in connection with a liquidation of that Fund, we will delay payment of any transfer, withdrawal or death benefit from the applicable money market Sub-Account until the Fund is liquidated.

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a Purchase Payment or block an Owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

Changes to the Contract

We reserve the right to amend the Contract to meet the requirements of applicable federal or state laws or regulations, or as otherwise provided in the Contract. We will notify you by Written Notice of such amendments.

Special Arrangements

For certain group or sponsored arrangements there may be expense savings that can be passed on to the customer because our cost for sales, administration, and mortality generally vary with the size of the customer. We will consider factors such as the size of the group, the nature of the sale, the expected Purchase Payment volume, and other factors we consider significant in determining whether to reduce charges. Subject to applicable state laws and regulations, we reserve the right to reduce or waive the administrative charge, the annual contract maintenance charge or any other charge that is appropriate to reflect any expense savings. We will make any reductions according to our rules in effect when an application for a Contract is approved. We may change these rules from time to time. Any reduction in charges will reflect differences in costs or services, and will not be unfairly discriminatory.

We reserve the right to modify or terminate such arrangements.

Termination of the Contract

We will terminate your Contract upon the occurrence of any of the following events:

•	the date of the last Annuity Payment if you have applied your entire Contract Value to an Annuity Option;

•	the date withdrawal is made of the entire Contract Value when there are no Annuity Payments remaining;

•	the date of the last payment upon death to the last Beneficiary; or

•	the date your Contract is returned under the right to examine Contract provision.

In addition, in most states we reserve the right to terminate your Contract if no Purchase Payment has been made for at least two consecutive years (three consecutive years in New York) measured from the date we received the last Purchase Payment; and each of the following amounts is less than $2,000 on the date we send notice of our election to terminate your Contract:

•	your Contract Value less any Premium Tax deducted;

•	your Contract withdrawal value; and

•	the sum of all Purchase Payments made into your Contract adjusted for any partial withdrawals.

Computer System, Cybersecurity, and Service Disruption Risks

The Company and its business partners rely on computer systems to conduct business, including customer service, marketing and sales activities, customer relationship management and producing financial statements. While the Company and its business partners have policies, procedures, automation and backup plans designed to prevent or limit the effect of failures, our respective computer systems may be vulnerable to disruptions or breaches as the result of natural disasters, man-made disasters, criminal activity, pandemics, or other events beyond our control. The failure of our or our business partners’ computer systems for any reason could disrupt operations, result in the loss of customer business and adversely impact profitability.

The Company and its business partners retain confidential information on our respective computer systems, including customer information and proprietary business information. Any compromise of the security of our or our business partners’ computer systems that results in the disclosure of personally identifiable customer information could damage our reputation, expose us to litigation, increase regulatory scrutiny and require us to incur significant technical, legal, and other expenses.  The risk of cyber-attacks may be higher during periods of geopolitical turmoil (such as the Russian invasion of Ukraine and the responses by the United States and other governments).

Geopolitical and other events, including natural disasters, war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events, and widespread disease, including pandemics (such as COVID-19) and epidemics, have led, and in the future may lead, to increased market volatility, which may disrupt U.S. and world economies and markets and may have significant adverse direct or indirect effects on the Company. These events may adversely affect computer and other systems on which the Company relies, interfere with the processing of Contract-related transactions (including the processing of orders from owners and orders with the funds) and the Company’s ability to administer this Contract in a timely manner, or have other possible negative effects. These events may also impact the issuers of securities in which the funds invest, which may cause the funds underlying the Contract to lose value. There can be no assurance that we, the funds or our service providers will avoid losses affecting the Contract due to these geopolitical and other events. If we are unable to receive U.S. mail or fax transmissions due to a closure of U.S. mail delivery by the government or due to the need to protect the health of our employees, you may still be able to submit transaction requests to the Company electronically or over the telephone. Our inability to receive U.S. mail or fax transmissions may cause delays in the pricing and processing of transaction requests submitted to us by U.S. mail or by fax during that time period.

Legal Proceedings

The Company is subject to legal and regulatory actions, including class action lawsuits, in the ordinary course of its business. Our pending legal and regulatory actions include proceedings specific to us, as well as proceedings generally applicable to business practices in the industry in which we operate. From time to time, we also are subject to governmental and administrative proceedings and regulatory inquiries, examinations, and investigations in the ordinary course of our business. In addition, we, along with other industry participants, may occasionally be subject to investigations, examinations, and inquiries (in some cases industry-wide) concerning issues upon which regulators have decided to focus. Some of these proceedings involve requests for substantial and/or unspecified amounts, including compensatory or punitive damages.

While it is not possible to predict with certainty the ultimate outcome of any pending litigation proceedings or regulatory action, management believes, based on information currently known to it, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect upon the Separate Account, the ability of the principal underwriter(s) to perform in accordance with its contracts with the Company on behalf of the Separate Account, or the ability of the Company to meet its obligations under the Contract.

For more information regarding the Company’s litigation and other legal proceedings, please see the notes to the Company’s financial statements contained within the  SAI.

Our Financial Statements

The financial statements for the Separate Account and the Company are included in the SAI. Our financial statements should be distinguished from the financial statements of the Separate Account, and you should consider our financial statements as bearing only upon our ability to meet our obligations under the Contracts. Contact us at our Service Center for a free copy of these financial statements and the SAI.

Appendix A

Investment Options Available Under the Contract

Funds Available Under the Contract

The following is a list of Funds currently available under the Contract. The list of Funds is subject to change, as discussed in the prospectus for the Contract. Depending on the optional benefits you choose, you may not be able to invest in certain Funds. See ‘‘Appendix B – Funds Available Under the Benefits Offered Under the Contract’’ for information regarding the allocation restrictions associated with participation in MassMutual Lifetime Income Protector, Guaranteed Minimum Accumulation Benefit (GMAB), Guaranteed Minimum Income Benefit (GMIB), or MassMutual Lifetime Payment Plus. Before you invest, you should review the prospectuses for the Funds. These prospectuses contain more information about the Funds and their risks and may be amended from time to time. You can find the prospectuses and other information about the Funds online at www.MassMutual.com/MMTransitionsSelect. You can also request this information at no cost by calling (800) 272-2216 or sending an email request to ANNfax@MassMutual.com.

The current expenses and performance information below reflects fees and expenses of the Funds, but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Pre-2008 Version (for Contracts applied for prior to 9/8/2008 or in states where the 2008 Version was unavailable)

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Asset Allocation	MML VIP Aggressive Allocation Fund (Initial Class)(1)(2) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.98%	14.17%	8.36%	9.53%
Asset Allocation	MML VIP American Funds 65/35 Allocation Fund (Service Class I)(1)(3) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	1.02%	14.54%	7.37%	8.39%
Asset Allocation	MML VIP Balanced Allocation Fund (Initial Class)(1)(4) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.86%	11.10%	4.76%	6.33%
Asset Allocation	MML VIP Conservative Allocation Fund (Initial Class)(1)(5) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.83%	10.29%	3.98%	5.59%
Asset Allocation	MML VIP Growth Allocation Fund (Initial Class)(1)(6) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.90%	12.99%	7.08%	8.38%
Asset Allocation	MML VIP Moderate Allocation Fund (Initial Class)(1)(7) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.87%	11.83%	5.72%	7.08%
Money Market	Invesco V.I. U.S. Government Money Portfolio (Series I)(8)(9) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.67%	3.65%	2.80%	1.76%
Money Market	MML VIP Barings U.S. Government Money Market Fund (Initial Class)(8)(10) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.52%	3.80%	2.87%	1.80%

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Fixed Income	Invesco V.I. Global Strategic Income Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.95% (*)	12.98%	1.65%	3.01%
Fixed Income	MML VIP Barings Core Bond Fund (Initial Class)(11) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.45%	7.85%	0.48%	2.64%
Fixed Income	MML VIP Barings Inflation-Protected and Income Fund (Initial Class)(12) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.65%	5.89%	1.12%	3.15%
Fixed Income	MML VIP Barings Short-Duration Bond Fund (Service Class I)(13) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.84%	5.76%	2.30%	2.31%
Fixed Income	MML VIP Fidelity Institutional AM® Core Plus Bond Fund (Service Class I)(14) Adviser: MML Investment Advisers, LLC Sub-Adviser: FIAM LLC	0.86%	7.03%	–1.10%	1.58%
Balanced	Invesco V.I. Equity and Income Fund (Series I)(15) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.57%	12.81%	8.94%	8.92%
Balanced	MML VIP BlackRock® Balanced Fund (Initial Class)(1)(16) Adviser: MML Investment Advisers, LLC Sub-Adviser: BlackRock Investment Management, LLC	0.51%	12.84%	7.86%	9.21%
Large Cap Value	MML Income & Growth Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barrow, Hanley, Mewhinney & Strauss, LLC	0.72%	13.34%	12.35%	10.73%
Large Cap Value	MML VIP Franklin Templeton Equity Fund (Initial Class)(17) Adviser: MML Investment Advisers, LLC Sub-Adviser: Brandywine Global Investment Management, LLC	0.44%	17.49%	13.75%	11.23%
Large Cap Value	MML VIP T. Rowe Price Equity Income Fund (Initial Class)(18) Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.	0.79%	14.45%	11.14%	10.52%
Large Cap Blend

Fidelity® VIP Contrafund® Portfolio (Initial Class)
Adviser: Fidelity Management & Research Company LLC
Sub-Advisers: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited

		0.54%	21.48%	15.36%	15.77%
Large Cap Blend	Invesco V.I. Diversified Dividend Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.68%	15.74%	10.80%	9.20%
Large Cap Blend	MML Focused Equity Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company LLP	1.15%	7.75%	8.48%	12.23%
Large Cap Blend	MML Sustainable Equity Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: American Century Investment Management, Inc.	0.56%	11.50%	11.93%	12.98%

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Large Cap Blend	MML VIP BlackRock® Equity Index Fund (Class I)(19) Adviser: MML Investment Advisers, LLC Sub-Adviser: BlackRock Advisors, LLC	0.44%	17.36%	13.92%	14.33%
Large Cap Blend	MML VIP Invesco Main Street Equity Fund (Class II)(20) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	0.80%	16.15%	12.47%	14.45%
Large Cap Blend	MML VIP JPMorgan U.S. Research Enhanced Equity Fund (Initial Class)(21) Adviser: MML Investment Advisers, LLC Sub-Adviser: J.P. Morgan Investment Management Inc.	0.77%	10.59%	7.06%	6.11%
Large Cap Growth	MML VIP American Funds Growth Fund (Service Class I)(22)(23)(24) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	1.02%	19.66%	12.89%	17.47%
Large Cap Growth	MML VIP Invesco Discovery Large Cap Fund (Class II)(25) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	0.78%	—	—	—
Large Cap Growth	MML VIP Loomis, Sayles Large Cap Growth Fund (Initial Class)(26) Adviser: MML Investment Advisers, LLC Sub-Adviser: Loomis, Sayles & Company, L.P.	0.70%	15.09%	14.97%	16.34%
Large Cap Growth	MML VIP T. Rowe Price Blue Chip Growth Fund (Initial Class)(27) Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.	0.78%	18.41%	11.08%	15.25%
Small/Mid-Cap Value	MML Small/Mid Cap Value Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: AllianceBernstein L.P.	0.82%	2.40%	8.68%	8.70%
Small/Mid-Cap Value	MML VIP American Century Mid Cap Value Fund (Initial Class)(28) Adviser: MML Investment Advisers, LLC Sub-Adviser: American Century Investment Management, Inc.	0.89%	8.97%	8.80%	9.14%
Small/Mid-Cap Value	MML VIP American Century Small Company Value Fund (Service Class I)(29) Adviser: MML Investment Advisers, LLC Sub-Adviser: American Century Investment Management, Inc.	1.24% (*)	–3.60%	4.90%	8.28%
Small/Mid-Cap Blend	MML VIP Invesco Small Cap Equity Fund (Initial Class)(30) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	0.71%	8.86%	8.38%	10.73%
Small/Mid-Cap Growth	MML VIP Invesco Discovery Mid Cap Fund (Class II)(31) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	0.85% (*)	—	—	—
Small/Mid-Cap Growth	MML VIP T. Rowe Price Mid Cap Growth Fund (Initial Class)(32) Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.	0.82%	4.35%	3.82%	9.94%
Small/Mid-Cap Growth	MML VIP Wellington Small Cap Growth Equity Fund (Initial Class)(33) Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company LLP	1.05% (*)	7.34%	2.67%	10.59%

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
International/Global	Invesco V.I. International Growth Fund (Series I)(34) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	1.00% (*)	16.32%	2.15%	5.64%
International/Global	MML Foreign Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Thompson, Siegel and Walmsley LLC	0.92%	32.60%	9.01%	6.72%
International/Global	MML VIP Invesco Global Fund (Class I)(35) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	0.81%	23.00%	7.49%	9.95%
International/Global	MML VIP MFS International Equity Fund (Service Class I)(36) Adviser: MML Investment Advisers, LLC Sub-Adviser: Massachusetts Financial Services Company	1.18% (*)	25.20%	7.07%	6.97%
Specialty(37)	Invesco V.I. Health Care Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.99%	15.33%	3.80%	6.58%
Specialty(37)	Invesco V.I. Technology Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.96%	20.47%	10.30%	15.78%
Specialty(37)

Nomura VIP Asset Strategy Series (Service Class)(38)
Adviser: Delaware Management Company
Sub-Advisers: Nomura Investment Management Austria Kapitalanlage AG and Macquarie Investment Management Global Limited

		0.77% (*)	16.66%	7.07%	7.84%
Specialty(37)	PIMCO CommodityRealReturn® Strategy Portfolio (Advisor Class) Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A	3.29% (*)	18.66%	10.44%	6.42%
Specialty(37)	VY® CBRE Global Real Estate Portfolio (Class S) Adviser: Voya Investments, LLC Sub-Adviser: CBRE Clarion Securities LLC	1.16% (*)	6.53%	3.77%	3.73%
Specialty(37)	VY® Columbia Real Estate Portfolio (Class S) Adviser: Voya Investments, LLC Sub-Adviser: Columbia Management Advisors LLC	1.00% (*)	0.03%	5.67%	4.80%
Fidelity, Contrafund and Fidelity Institutional AM are registered service marks of FMR LLC. Used with permission.
(*)	This Fund is subject to an expense reimbursement or fee waiver arrangement. As a result, this Fund’s annual expenses reflect temporary expense reductions. See the Fund prospectus for additional information.
(1)	These are fund-of-funds investment choices. They are known as fund-of-funds because they invest in other underlying funds. A fund offered in a fund-of-funds structure may have higher expenses than a direct investment in its underlying funds because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests.
(2)	MML VIP Aggressive Allocation Fund formerly known as MML Aggressive Allocation Fund.
(3)	MML VIP American Funds 65/35 Allocation Fund formerly known as MML American Funds Core Allocation Fund.
(4)	MML VIP Balanced Allocation Fund formerly known as MML Balanced Allocation Fund.
(5)	MML VIP Conservative Allocation Fund formerly known as MML Conservative Allocation Fund.
(6)	MML VIP Growth Allocation Fund formerly known as MML Growth Allocation Fund.
(7)	MML VIP Moderate Allocation Fund formerly known as MML Moderate Allocation Fund.
(8)	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The yield of this Fund may become very low during periods of low interest rates. After deduction of Separate Account charges, the yield in the division that invests in this Fund could be negative.

(9)	Unavailable in Contracts issued on or after January 19, 2008.
(10)	MML VIP Barings U.S. Government Money Market Fund formerly known as MML U.S. Government Money Market Fund.
(11)	MML VIP Barings Core Bond Fund formerly known as MML Managed Bond Fund.
(12)	MML VIP Barings Inflation-Protected and Income Fund formerly known as MML Inflation-Protected and Income Fund.
(13)	MML VIP Barings Short-Duration Bond Fund formerly known as MML Short-Duration Bond Fund.
(14)	MML VIP Fidelity Institutional AM® Core Plus Bond Fund formerly known as MML Total Return Bond Fund.
(15)	Unavailable in Contracts issued on or after May 1, 2009. For Contracts issued prior to May 1, 2009, you may not allocate any new money to this Fund via Purchase Payments or transfers.
(16)	MML VIP BlackRock® Balanced Fund formerly known as MML Blend Fund.
(17)	MML VIP Franklin Templeton Equity Fund formerly known as MML Equity Fund.
(18)	MML VIP T. Rowe Price Equity Income Fund formerly known as MML Equity Income Fund.
(19)	MML VIP BlackRock® Equity Index Fund formerly known as MML Equity Index Fund.
(20)	MML VIP Invesco Main Street Equity Fund formerly known as MML Fundamental Equity Fund.
(21)	MML VIP JPMorgan U.S. Research Enhanced Equity Fund formerly known as MML Managed Volatility Fund.
(22)	The Fund is a “feeder” fund, meaning that it does not buy investment securities directly, but instead invests in shares of a corresponding “master” fund, which in turn purchases investment securities. A fund offered in a master feeder structure may have higher expenses than those of a fund which invests directly in securities because the “feeder” fund bears its own expenses in addition to those of the “master” fund. You should read the Fund prospectuses for more information about this “feeder” fund.
(23)	The MML American Funds Growth Fund invests all of its assets in the Class 1 shares of the American Funds Insurance Series® – Growth Fund. However, this Fund is not available directly as an investment choice under your MassMutual variable product. You should read the prospectus along with the prospectus for the MML American Funds Growth Fund.
(24)	MML VIP American Funds Growth Fund formerly known as MML American Funds Growth Fund.
(25)	MML VIP Invesco Discovery Large Cap Fund formerly known as MML Invesco Discovery Large Cap Fund.
(26)	MML VIP Loomis, Sayles Large Cap Growth Fund formerly known as MML Large Cap Growth Fund.
(27)	MML VIP T. Rowe Price Blue Chip Growth Fund formerly known as MML Blue Chip Growth Fund.
(28)	MML VIP American Century Mid Cap Value Fund formerly known as MML Mid Cap Value Fund.
(29)	MML VIP American Century Small Company Value Fund formerly known as MML Small Company Value Fund.
(30)	MML VIP Invesco Small Cap Equity Fund formerly known as MML Small Cap Equity Fund.
(31)	MML VIP Invesco Discovery Mid Cap Fund formerly known as MML Invesco Discovery Mid Cap Fund.
(32)	MML VIP T. Rowe Price Mid Cap Growth Fund formerly known as MML Mid Cap Growth Fund.
(33)	MML VIP Wellington Small Cap Growth Equity Fund formerly known as MML Small Cap Growth Equity Fund.
(34)	Invesco V.I. International Growth Fund formerly known as Invesco Oppenheimer V.I. International Growth Fund.
(35)	MML VIP Invesco Global Fund formerly known as MML Global Fund.
(36)	MML VIP MFS International Equity Fund formerly known as MML International Equity Fund.
(37)	Specialty funds are an all-encompassing category that consists of funds that forgo broad diversification to concentrate on a certain segment of the economy or a specific targeted strategy. For example, sector funds are targeted strategy funds aimed at specific sectors of the economy, such as financial, technology, healthcare, and so on. Sector funds can, therefore, be more volatile than a more diversified equity fund since the stocks in a given sector tend to be highly correlated with each other.
(38)	Nomura VIP Asset Strategy Series formerly known as Macquarie VIP Asset Strategy Series.

Fixed Account Investment Options Available Under the Contract

The following is a list of fixed options currently available under the Contract. We may change the features of the fixed options listed below, offer new fixed options, and terminate existing fixed options. We will provide you with written notice before doing so. While the GMAB, GMIB, MassMutual Lifetime Income ProtectorSM,  or MassMutual Lifetime Payment Plus is in effect, the investment options available to you are restricted. You may not participate in The Fixed Accounts if the GMAB, GMIB, MassMutual Lifetime Income ProtectorSM,  or MassMutual Lifetime Payment Plus is in effect. See “General Information about Massachusetts Mutual Life Insurance Company, the Separate Account and the Investment Options – The Fixed Accounts” for more information.

Name	Minimum Guaranteed Interest Rate
6 Month DCA Fixed Account	1%
12 Month DCA Fixed Account	1%
18 Month DCA Fixed Account	1%
Long-Term Guarantee Fixed Account	1%
The Fixed Account	1%

2008 Version (for Contracts applied for on or after 9/8/2008, subject to state availability)

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Asset Allocation	MML VIP Aggressive Allocation Fund (Service Class)(1)(2) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	1.23%	13.91%	8.11%	9.26%
Asset Allocation	MML VIP American Funds 65/35 Allocation Fund (Service Class I)(1)(3) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	1.02%	14.54%	7.37%	8.39%
Asset Allocation	MML VIP Balanced Allocation Fund (Service Class)(1)(4) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	1.11%	10.80%	4.49%	6.06%
Asset Allocation	MML VIP Conservative Allocation Fund (Service Class)(1)(5) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	1.08%	9.98%	3.73%	5.33%
Asset Allocation	MML VIP Growth Allocation Fund (Service Class)(1)(6) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	1.15%	12.60%	6.78%	8.10%
Asset Allocation	MML VIP Moderate Allocation Fund (Service Class)(1)(7) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	1.12%	11.57%	5.46%	6.81%
Money Market	MML VIP Barings U.S. Government Money Market Fund (Initial Class)(8)(9) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.52%	3.80%	2.87%	1.80%
Fixed Income	Invesco V.I. Global Strategic Income Fund (Series II) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	1.20% (*)	12.75%	1.39%	2.76%
Fixed Income	MML VIP Barings Core Bond Fund (Service Class)(10) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.70%	7.59%	0.23%	2.38%
Fixed Income	MML VIP Barings Inflation-Protected and Income Fund (Service Class)(11) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.90%	5.57%	0.85%	2.89%
Fixed Income	MML VIP Barings Short-Duration Bond Fund (Service Class I)(12) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.84%	5.76%	2.30%	2.31%
Fixed Income	MML VIP Fidelity Institutional AM® Core Plus Bond Fund (Service Class I)(13) Adviser: MML Investment Advisers, LLC Sub-Adviser: FIAM LLC	0.86%	7.03%	–1.10%	1.58%
Balanced	Invesco V.I. Equity and Income Fund (Series II)(14) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.82%	12.52%	7.02%	7.81%
Balanced	MML VIP BlackRock® Balanced Fund (Service Class)(1)(15) Adviser: MML Investment Advisers, LLC Sub-Adviser: BlackRock Investment Management, LLC	0.76%	12.56%	7.59%	8.93%

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Large Cap Value	MML Income & Growth Fund (Service Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barrow, Hanley, Mewhinney & Strauss, LLC	0.97%	13.11%	12.07%	10.45%
Large Cap Value	MML VIP Franklin Templeton Equity Fund (Service Class)(16) Adviser: MML Investment Advisers, LLC Sub-Adviser: Brandywine Global Investment Management, LLC	0.69%	17.20%	13.47%	10.96%
Large Cap Value	MML VIP T. Rowe Price Equity Income Fund (Service Class)(17) Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.	1.04%	14.10%	10.83%	10.24%
Large Cap Blend

Fidelity® VIP Contrafund® Portfolio (Service Class 2)
Adviser: Fidelity Management & Research Company LLC
Sub-Advisers: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited

		0.79%	21.19%	15.08%	15.48%
Large Cap Blend	Invesco V.I. Diversified Dividend Fund (Series II) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.93%	15.44%	10.53%	8.93%
Large Cap Blend	MML Focused Equity Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company LLP	1.15%	7.75%	8.48%	12.23%
Large Cap Blend	MML Sustainable Equity Fund (Service Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: American Century Investment Management, Inc.	0.81%	11.32%	11.66%	12.71%
Large Cap Blend	MML VIP BlackRock® Equity Index Fund (Service Class I)(18) Adviser: MML Investment Advisers, LLC Sub-Adviser: BlackRock Advisors, LLC	0.69%	17.07%	13.63%	14.05%
Large Cap Blend	MML VIP Invesco Main Street Equity Fund (Service Class I)(19) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	1.05%	15.90%	12.21%	14.17%
Large Cap Blend	MML VIP JPMorgan U.S. Research Enhanced Equity Fund (Service Class)(20) Adviser: MML Investment Advisers, LLC Sub-Adviser: J.P. Morgan Investment Management Inc.	1.02%	10.32%	6.79%	5.84%
Large Cap Growth	MML VIP American Funds Growth Fund (Service Class I)(21)(22)(23) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	1.02%	19.66%	12.89%	17.47%
Large Cap Growth	MML VIP Invesco Discovery Large Cap Fund (Service Class I)(24) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	1.03%	—	—	—
Large Cap Growth	MML VIP Loomis, Sayles Large Cap Growth Fund (Service Class)(25) Adviser: MML Investment Advisers, LLC Sub-Adviser: Loomis, Sayles & Company, L.P.	0.95%	14.74%	14.67%	16.05%
Large Cap Growth	MML VIP T. Rowe Price Blue Chip Growth Fund (Service Class)(26) Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.	1.03%	18.19%	10.81%	14.97%

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Small/Mid-Cap Value	MML Small/Mid Cap Value Fund (Service Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: AllianceBernstein L.P.	1.07%	2.17%	8.41%	8.42%
Small/Mid-Cap Value	MML VIP American Century Mid Cap Value Fund (Service Class)(27) Adviser: MML Investment Advisers, LLC Sub-Adviser: American Century Investment Management, Inc.	1.14%	8.62%	8.51%	8.86%
Small/Mid-Cap Value	MML VIP American Century Small Company Value Fund (Service Class I)(28) Adviser: MML Investment Advisers, LLC Sub-Adviser: American Century Investment Management, Inc.	1.24% (*)	–3.60%	4.90%	8.28%
Small/Mid-Cap Blend	MML VIP Invesco Small Cap Equity Fund (Service Class)(29) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	0.96%	8.59%	8.11%	10.46%
Small/Mid-Cap Growth	MML VIP Invesco Discovery Mid Cap Fund (Service Class I)(30) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	1.10% (*)	—	—	—
Small/Mid-Cap Growth	MML VIP T. Rowe Price Mid Cap Growth Fund (Service Class)(31) Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.	1.07%	4.10%	3.56%	9.66%
Small/Mid-Cap Growth	MML VIP Wellington Small Cap Growth Equity Fund (Service Class)(32) Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company LLP	1.30% (*)	7.07%	2.41%	10.32%
International/Global	Invesco V.I. International Growth Fund (Series II)(33) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	1.25% (*)	15.53%	1.88%	5.34%
International/Global	MML Foreign Fund (Service Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Thompson, Siegel and Walmsley LLC	1.17%	32.36%	8.76%	6.46%
International/Global	MML VIP Invesco Global Fund (Service Class I)(34) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	1.06%	22.69%	7.24%	9.68%
International/Global	MML VIP MFS International Equity Fund (Service Class I)(35) Adviser: MML Investment Advisers, LLC Sub-Adviser: Massachusetts Financial Services Company	1.18% (*)	25.20%	7.07%	6.97%
Specialty(36)	Invesco V.I. Health Care Fund (Series II) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	1.24%	15.08%	3.54%	6.31%
Specialty(36)	Invesco V.I. Technology Fund (Series II) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	1.21%	20.16%	10.02%	15.49%
Specialty(36)

Nomura VIP Asset Strategy Series (Service Class)(37)
Adviser: Delaware Management Company
Sub-Advisers: Nomura Investment Management Austria Kapitalanlage AG and Macquarie Investment Management Global Limited

		0.77% (*)	16.66%	7.07%	7.84%

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Specialty(36)	PIMCO CommodityRealReturn® Strategy Portfolio (Advisor Class) Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A	3.29% (*)	18.66%	10.44%	6.42%
Specialty(36)	VY® CBRE Global Real Estate Portfolio (Class S) Adviser: Voya Investments, LLC Sub-Adviser: CBRE Clarion Securities LLC	1.16% (*)	6.53%	3.77%	3.73%
Specialty(36)	VY® Columbia Real Estate Portfolio (Class S) Adviser: Voya Investments, LLC Sub-Adviser: Columbia Management Advisors LLC	1.00% (*)	0.03%	5.67%	4.80%
Fidelity, Contrafund and Fidelity Institutional AM are registered service marks of FMR LLC. Used with permission.
(*)	This Fund is subject to an expense reimbursement or fee waiver arrangement. As a result, this Fund’s annual expenses reflect temporary expense reductions. See the Fund prospectus for additional information.
(1)	These are fund-of-funds investment choices. They are known as fund-of-funds because they invest in other underlying funds. A fund offered in a fund-of-funds structure may have higher expenses than a direct investment in its underlying funds because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests.
(2)	MML VIP Aggressive Allocation Fund formerly known as MML Aggressive Allocation Fund.
(3)	MML VIP American Funds 65/35 Allocation Fund formerly known as MML American Funds Core Allocation Fund.
(4)	MML VIP Balanced Allocation Fund formerly known as MML Balanced Allocation Fund.
(5)	MML VIP Conservative Allocation Fund formerly known as MML Conservative Allocation Fund.
(6)	MML VIP Growth Allocation Fund formerly known as MML Growth Allocation Fund.
(7)	MML VIP Moderate Allocation Fund formerly known as MML Moderate Allocation Fund.
(8)	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The yield of this Fund may become very low during periods of low interest rates. After deduction of Separate Account charges, the yield in the division that invests in this Fund could be negative.
(9)	MML VIP Barings U.S. Government Money Market Fund formerly known as MML U.S. Government Money Market Fund.
(10)	MML VIP Barings Core Bond Fund formerly known as MML Managed Bond Fund.
(11)	MML VIP Barings Inflation-Protected and Income Fund formerly known as MML Inflation-Protected and Income Fund.
(12)	MML VIP Barings Short-Duration Bond Fund formerly known as MML Short-Duration Bond Fund.
(13)	MML VIP Fidelity Institutional AM® Core Plus Bond Fund formerly known as MML Total Return Bond Fund.
(14)	Unavailable in Contracts issued on or after May 1, 2009. For Contracts issued prior to May 1, 2009, you may not allocate any new money to this Fund via Purchase Payments or transfers.
(15)	MML VIP BlackRock® Balanced Fund formerly known as MML Blend Fund.
(16)	MML VIP Franklin Templeton Equity Fund formerly known as MML Equity Fund.
(17)	MML VIP T. Rowe Price Equity Income Fund formerly known as MML Equity Income Fund.
(18)	MML VIP BlackRock® Equity Index Fund formerly known as MML Equity Index Fund.
(19)	MML VIP Invesco Main Street Equity Fund formerly known as MML Fundamental Equity Fund.
(20)	MML VIP JPMorgan U.S. Research Enhanced Equity Fund formerly known as MML Managed Volatility Fund.
(21)	The Fund is a “feeder” fund, meaning that it does not buy investment securities directly, but instead invests in shares of a corresponding “master” fund, which in turn purchases investment securities. A fund offered in a master feeder structure may have higher expenses than those of a fund which invests directly in securities because the “feeder” fund bears its own expenses in addition to those of the “master” fund. You should read the Fund prospectuses for more information about this “feeder” fund.
(22)	The MML American Funds Growth Fund invests all of its assets in the Class 1 shares of the American Funds Insurance Series® – Growth Fund. However, this Fund is not available directly as an investment choice under your MassMutual variable product. You should read the prospectus along with the prospectus for the MML American Funds Growth Fund.
(23)	MML VIP American Funds Growth Fund formerly known as MML American Funds Growth Fund.
(24)	MML VIP Invesco Discovery Large Cap Fund formerly known as MML Invesco Discovery Large Cap Fund.
(25)	MML VIP Loomis, Sayles Large Cap Growth Fund formerly known as MML Large Cap Growth Fund.
(26)	MML VIP T. Rowe Price Blue Chip Growth Fund formerly known as MML Blue Chip Growth Fund.
(27)	MML VIP American Century Mid Cap Value Fund formerly known as MML Mid Cap Value Fund.
(28)	MML VIP American Century Small Company Value Fund formerly known as MML Small Company Value Fund.

(29)	MML VIP Invesco Small Cap Equity Fund formerly known as MML Small Cap Equity Fund.
(30)	MML VIP Invesco Discovery Mid Cap Fund formerly known as MML Invesco Discovery Mid Cap Fund.
(31)	MML VIP T. Rowe Price Mid Cap Growth Fund formerly known as MML Mid Cap Growth Fund.
(32)	MML VIP Wellington Small Cap Growth Equity Fund formerly known as MML Small Cap Growth Equity Fund.
(33)	Invesco V.I. International Growth Fund formerly known as Invesco Oppenheimer V.I. International Growth Fund.
(34)	MML VIP Invesco Global Fund formerly known as MML Global Fund.
(35)	MML VIP MFS International Equity Fund formerly known as MML International Equity Fund.
(36)	Specialty funds are an all-encompassing category that consists of funds that forgo broad diversification to concentrate on a certain segment of the economy or a specific targeted strategy. For example, sector funds are targeted strategy funds aimed at specific sectors of the economy, such as financial, technology, healthcare, and so on. Sector funds can, therefore, be more volatile than a more diversified equity fund since the stocks in a given sector tend to be highly correlated with each other.
(37)	Nomura VIP Asset Strategy Series formerly known as Macquarie VIP Asset Strategy Series.

Fixed Account Investment Options Available Under the Contract

The following is a list of fixed options currently available under the Contract. We may change the features of the fixed options listed below, offer new fixed options, and terminate existing fixed options. We will provide you with written notice before doing so. While the GMAB, GMIB, MassMutual Lifetime Income ProtectorSM,  or MassMutual Lifetime Payment Plus is in effect, the investment options available to you are restricted. You may not participate in The Fixed Accounts if the GMAB, GMIB, MassMutual Lifetime Income ProtectorSM,  or MassMutual Lifetime Payment Plus is in effect. See “General Information about Massachusetts Mutual Life Insurance Company, the Separate Account and the Investment Options – The Fixed Accounts” for more information.

Name	Minimum Guaranteed Interest Rate
6 Month DCA Fixed Account	1%
12 Month DCA Fixed Account	1%
18 Month DCA Fixed Account	1%
Long-Term Guarantee Fixed Accounts	1%
The Fixed Account	1%

Appendix B

Funds Available Under the Benefits Offered Under the Contract

You must elect an Asset Allocation Program if you are participating in: MassMutual Lifetime Income Protector; Guaranteed Minimum Accumulation Benefit (GMAB); Guaranteed Minimum Income Benefit (GMIB); or MassMutual Lifetime Payment Plus. These Asset Allocation Programs have investment restrictions, which are described in the tables below.

Custom Allocation Choice Select

For Contracts issued on or after May 1, 2010 with MassMutual Lifetime Income Protector or GMAB in effect. If you participate in Custom Allocation Choice Select, you must allocate your Purchase Payments within the minimum and maximum range listed for the Sub-Accounts below. You may only elect Custom Allocation Choice Select if you are participating in MassMutual Lifetime Income Protector or in the Guaranteed Minimum Accumulation Benefit (see “Transfers and Transfer Programs – Asset Allocation Programs”).

Range	Sub-Accounts
40% to 60%	MML VIP Barings Core Bond
20% to 25% (total)	MML VIP Franklin Templeton Equity MML VIP JPMorgan U.S. Research Enhanced Equity MML VIP T. Rowe Price Equity Income
20% to 25% (total)	MML VIP American Funds Growth MML VIP BlackRock® Equity Index
0% to 10% (total)	MML VIP American Century Mid Cap Value MML VIP T. Rowe Price Mid Cap Growth
0% to 10% (total)	MML VIP Invesco Global

Custom Allocation Choice

For Contracts applied for on or after May 1, 2009 and issued prior to May 1, 2010 with GMAB, GMIB, or MassMutual Lifetime Payment Plus in effect. If you participate in Custom Allocation Choice you must allocate your Purchase Payments within the minimum and maximum range listed for the Sub-Accounts below. No allocation greater than 25% is allowed in any one Sub-Account.

Range	Sub-Accounts
35% to 65% with GMAB(1) (total) 0% to 65% without GMAB(1) (total)	Invesco V.I. Global Strategic Income MML VIP Barings Core Bond MML VIP Barings Inflation-Protected and Income MML VIP Barings U.S. Government Money Market
15% to 25% (total)	MML Income & Growth MML VIP BlackRock® Balanced MML VIP Franklin Templeton Equity MML VIP JPMorgan U.S. Research Enhanced Equity MML VIP T. Rowe Price Equity Income
15% to 25% (total)

Fidelity® VIP Contrafund®
MML  Sustainable Equity
MML VIP American Funds Growth
MML VIP BlackRock® Equity Index
MML VIP Invesco Discovery Large Cap
MML VIP Invesco Main Street Equity
MML VIP Loomis Sayles Large Cap Growth
MML VIP T. Rowe Price Blue Chip Growth

0% to 10% (total)	MML Small/Mid Cap Value MML VIP American Century Mid Cap Value MML VIP American Century Small Company Value
0% to 10% (total)	MML VIP Invesco Discovery Mid Cap MML VIP Invesco Small Cap Equity MML VIP T. Rowe Price Mid Cap Growth MML VIP Wellington Small Cap Growth Equity
5% to 20% (total)	Invesco V.I. International Growth MML Foreign MML VIP Invesco Global
0% to 5% (total)	Invesco V.I. Health Care Invesco V.I. Technology MML VIP MFS International Equity PIMCO CommodityRealReturn® Strategy
0% to 5% (total)	Invesco V.I. Diversified Dividend VY® CBRE Global Real Estate VY® Columbia Real Estate Portfolio
(1)	Guaranteed Minimum Accumulation Benefit

If you applied for your Contract before May 1, 2009, contact our Service Center or your registered representative for details about ranges, asset classes and investment options.

Custom Allocation Choice is unavailable to Contracts issued on or after May 1, 2010 (see “Transfers and Transfer Programs – Asset Allocation Programs”).

Asset Allocation Funds

If you are participating in MassMutual Lifetime Income Protector, GMAB, GMIB, or MassMutual Lifetime Payment Plus, you can fulfill our requirement that you participate in an Asset Allocation Program, by allocating all of your Contract Value to one of our Asset Allocation Funds. While participating in this program you can make transfers by moving your full Contract Value from one Asset Allocation Fund to another.

The Funds are as follows:

•	MML VIP Aggressive Allocation Fund(1)

•	MML VIP American Funds 65/35 Allocation Fund

•	MML VIP Balanced Allocation Fund

•	MML VIP Conservative Allocation Fund

•	MML VIP Growth Allocation Fund(2)

•	MML VIP Moderate Allocation Fund

These Funds are also available if you do not have an election of MassMutual Lifetime Income Protector, a GMAB, GMIB, or MassMutual Lifetime Payment Plus. In such case you may allocate a portion or all of your Contract Value to these Funds.

(1)	The MML VIP Aggressive Allocation Fund is not available as an investment option if you are participating in MassMutual Lifetime Income Protector, MassMutual Guaranteed Income Plus 6 or MassMutual Lifetime Payment Plus. Additionally, this Fund is unavailable if your Contract was issued on or after 4/15/2009 and you are participating in MassMutual Guaranteed Income Plus 5 or the Guaranteed Minimum Accumulation Benefit.
(2)	The MML VIP Growth Allocation Fund is not available as an investment option if you are participating in MassMutual Lifetime Income Protector. Additionally, this Fund is unavailable if your Contract was issued on or after 5/1/2010 and you are participating in the Guaranteed Minimum Accumulation Benefit.

Appendix C

Long-Term Guarantee Fixed Account Interest Rate Factor Adjustment Calculation

The Long-Term Guarantee Fixed Account interest rate factor is determined by the following formula:

(1 + a)(n/12)
______________________
(1 + b)(n/12)

a = The initial index rate. The initial index rate is the rate in the Treasury Constant Maturity Series determined for the week prior to the later of the following: the week in which we issue your Contract, and the week in which your Long-Term Guarantee Fixed Account is most recently renewed. The maturity is equal to the length of the current guarantee period.

b = The current index rate plus 0.25%. The current index rate is the interest rate in the Treasury Constant Maturity Series determined for the week prior to the week of the withdrawal, for a maturity equal to the number of whole months between the day of the withdrawal and the last day of the guarantee period.

n = The number of whole months left in the current guarantee period.

An interest rate factor adjustment for a partial withdrawal is calculated as follows:

(a + b) × (c – 1)
_____________________
c

a = the partial withdrawal payment from the Long-Term Guarantee Fixed Account

b = the Contingent Deferred Sales Charge for the partial withdrawal applicable to the Long-Term Guarantee Fixed Account

c = the interest rate factor

An interest rate factor adjustment for a full withdrawal is calculated as follows:

a × (b – 1)

a = the Contract Fund value on the Business Day we receive the request for a full surrender in Good Order at our Service Center

b = the interest rate factor

The Contract Fund value is equal to your net Purchase Payment applicable to the Long-Term Guarantee Fixed Account on the day we issue your Contract. On any day after we issue your Contract, the Contract Fund value is equal to:

(a × b) – c

a = the previous day’s Contract Fund value

b = the sum of one and the daily interest rate equivalent of the guaranteed interest rate

c = any Contract Fund value reduction made on that day

A negative interest rate factor adjustment will never result in a payment upon withdrawal that is lower than if the guaranteed rate of interest credited had been equal to the minimum guaranteed interest rate allowed in your state of issue.

Appendix D

Basic Death Benefit Examples

Example 1 ~ Impact of Purchase Payments and Determination of Benefit

The values shown are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	A subsequent Purchase Payment of $10,000 is made at the beginning of Contract Year 2.

•	Owner dies in Contract Year 5.

Beginning of Contract Year	Purchase Payment	Contract Value After Purchase Payment	Total Purchase Payments Adjusted for Withdrawals
1	$100,000	$100,000	$100,000
2	10,000	115,000	110,000
5 (receive due proof of Owner’s death and election of the payment method)		101,000	110,000

•	On the Issue Date, a $100,000 Purchase Payment is made. This is the initial total Purchase Payments adjusted for withdrawals.

•	At the beginning of Contract Year 2, a $10,000 subsequent Purchase Payment is made, bringing the total Purchase Payments adjusted for withdrawals to $110,000.

•	Owner dies in Contract Year 5. When we receive due proof of death and election of the payment method for the death benefit, the Contract Value is $101,000. The total Purchase Payments adjusted for withdrawals is $110,000. The Basic Death Benefit is the greater of these two values. Therefore, the death benefit is $110,000.

Example 2 ~ Impact of Withdrawal and Determination of Benefit

The values shown are based on the following assumptions:

•	Initial Purchase Payment = $100,000.

•	A subsequent Purchase Payment of $10,000 is made at the beginning of Contract Year 2.

•	A withdrawal of $30,000 is made at the beginning of Contract Year 5.

•	Owner dies in Contract Year 6.

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value After Purchase Payment	Total Purchase Payments Adjusted for Withdrawals
1	$100,000		$100,000	$100,000
2	10,000		115,000	110,000
5 (immediately prior to withdrawal)			120,000	110,000
5 (immediately after withdrawal)		$30,000	90,000	82,500
6 (receive due proof of Owner’s death and election of the payment method)			80,000	82,500

•	On the Issue Date, a $100,000 Purchase Payment is made. This is the initial total Purchase Payments adjusted for withdrawals.

•	At the beginning of Contract Year 2, a $10,000 subsequent Purchase Payment is made, bringing the total Purchase Payments adjusted for withdrawals to $110,000.

•	At the beginning of Contract Year 5, a $30,000 withdrawal (including any CDSC) is made.

•	Immediately prior to when the withdrawal is made, the Contract Value is $120,000, and the total Purchase Payments adjusted for withdrawals is $110,000.

•	Immediately after the withdrawal is made, the Contract Value becomes $90,000 ($120,000 – $30,000), so the Contract Value has been reduced by 25% ($30,000/$120,000). The total Purchase Payments adjusted for withdrawals is reduced by $27,500 (25% x $110,000) to $82,500 ($110,000 – $27,500).

•	Owner dies in Contract Year 6. When we receive due proof of death and election of the payment method for the death benefit, the Contract Value is $80,000. The total Purchase Payments adjusted for withdrawals is $82,500. Therefore, the death benefit is $82,500 (the greater of $82,500 and $80,000).

Example 3 ~ Impact of Reaching Age 80 when Contract is Issued before September 1, 2007

The values shown are based on the following assumptions:

•	Contract is issued before September 1, 2007; therefore, given that the Owner is age 80 or above, the value of the Basic Death Benefit is the Contract Value as of the Business Day proof of death and election of payment method in Good Order are received.

•	Initial Purchase Payment = $100,000

•	A subsequent Purchase Payment of $10,000 is made at beginning of Contract Year 2.

•	Owner reaches age 80 in Contract Year 5. Please see definition of age earlier in this prospectus.

Beginning of Contract Year	Purchase Payment	Contract Value After Purchase Payment	Total Purchase Payments Adjusted for Withdrawals
1	$100,000	$100,000	$100,000
2	10,000	115,000	110,000
5 (Owner turns age 80)		101,000	N/A
6 (receive due proof of Owner’s death and election of the payment method)		109,000	N/A

•	On the Issue Date, a $100,000 Purchase Payment is made. This is the initial total Purchase Payments adjusted for withdrawals.

•	At the beginning of Contract Year 2, a $10,000 subsequent Purchase Payment is made, bringing the total Purchase Payments adjusted for withdrawals to $110,000.

•	At the beginning of Contract Year 5, the Owner has turned age 80. The Contract Value is $101,000 and the total Purchase Payments adjusted for withdrawals are no longer considered for valuing the death benefit.

•	In Contract Year 6, we receive the Owner’s proof of death and election of payment method. Since the Owner was above age 80, the value of the Basic Death Benefit is the Contract Value as of the Business Day proof of death and election of payment method in Good Order are received, which is $109,000.

Appendix E

Contingent Deferred Sales Charge (CDSC) Examples

Example 1~7 Year CDSC

•	The following Purchase Payments are made:

Purchase Payment	Contract Year	Amount	End of Year Contract Value
1 (on Issue Date)	1	$100,000	$105,000
2	2	10,000	120,000
3	3	200,000	340,000

•	On February 15 of Contract Year 4, a partial withdrawal of $150,000 is made.

•	To calculate the CDSC, we first determine the free withdrawal amount (FWA) not subject to a CDSC. The FWA is 10% of the Contract Value as of the end of the prior year which is $34,000 (10% x $340,000).

•	We next determine the remaining withdrawal amount after the deduction of the FWA which is $116,000 ($150,000 – $34,000).

•	Since the withdrawal is being made in Contract Year 4, the CDSC is 6% or $6,960 ($116,000 x 6%).

The total CDSC for this withdrawal is $6,960, which is deducted from the withdrawal amount of $150,000. The net amount is $143,040 ($150,000 – $6,960).

Example 2a ~ 9 Year CDSC

•	The following Purchase Payments are made:

Purchase Payment	Contract Year	Date	Amount	End of Year Contract Value
1 (on Issue Date)	1	January 15	$100,000	$105,000
2	1	May 15	10,000	120,000
3	2	January 15	200,000	340,000
4	7	January 15	120,000	480,000

•	In Contract Year 8, a partial withdrawal of $250,000 is made.

•	To calculate the CDSC, we first determine the FWA not subject to a CDSC. The FWA is 10% of the Contract Value as of the end of the prior year plus 10% of any purchase payments made in Contract Year 8 prior to the withdrawal, of which there were none. Therefore, the FWA is $48,000 (10% x $480,000).

•	We next determine the remaining withdrawal amount after the deduction of the FWA which is $202,000 ($250,000 – $48,000).

•	Since the withdrawal is being made in Contract Year 8, the CDSC is 2% or $4,040 ($202,000 x 2%).

•	The total CDSC for this withdrawal is $4,040, which is deducted from the withdrawal amount of $250,000. The net amount of $245,960 ($250,000 – $4,040) is paid to the Owner, unless otherwise instructed.

Example 2b ~ 9 Year CDSC Credit

The values shown are based on the following assumption:

•	In Contract Year 1, we credit your initial Purchase Payment of $100,000 to your Contract.

•	No other optional riders or features that provide a charge or credit are elected.

Contract Year	Purchase Payment	Contract Value
1 (on Issue Date)	$100,000	$100,000
1 (end of year, immediately prior to credit)	0	110,000
1 (end of year, immediately after credit)	0	110,110

•	At the end of the Contract Year, 0.10% of the Contract Value is credited your Contract for choosing a nine-year CDSC.

•	In Contract Year 1 immediately prior to the credit, the Contract Value is $110,000.

•	0.10% of the Contract Value is $110 ($110,000 x 0.10%).

•	The 0.10% credit is then added to the Contract Value $110,110 ($110,000 + $110).

This will occur at the end of each year that CDSC applies.

Appendix F

Free Withdrawal Amount (FWA) Examples

Example 1 ~ Impact of Additional Purchase Payment

The values shown are based on the following assumptions:

•	Your Issue Date is 4/6/2004. This is the date when we credit your initial Purchase Payment of $100,000 to your Contract.

•	In Contract Year 2, an additional Purchase Payment of $10,000 is made.

•	In Contract Year 3, the Contract Value is $125,000.

Based on the above, we have the following values for the calculation of the FWA.

Beginning of Contract Year	Transaction	Amount	End Prior Year Contract Value
1	Purchase Payment 1	$100,000	N/A
2	Purchase Payment 2	10,000	$102,000
3			125,000

In Contract Year 1, 10% of the first Purchase Payment of $100,000 is $10,000 which is the FWA.

In Contract Year 2, the FWA is 10% of the end of year 1 Contract Value plus 10% of Purchase Payment 2, which equals $11,200 (10% x $102,000 + 10% x $10,000).

In Contract Year 3, 10% of the total Contract Value as of the end of the prior Contract Year is $12,500 (10% x $125,000), so the FWA is $12,500.

Example 2 ~ Impact of Prior Withdrawal to Free Withdrawal Amount

This example is the same as Example 1 but has additional events that happen on or after Contract Year 3.

•	Contract Year 1 is when we credit your initial Purchase Payment of $100,000 to your Contract.

•	In Contract Year 2, an additional Purchase Payment of $10,000 is made.

•	In Contract Year 3, the Contract Value is $125,000 and a partial withdrawal of $15,000 is made.

•	In Contract Year 4, the Contract Value is $120,000.

Based on the above, we have the following values for the calculation of the FWA.

Beginning of Contract Year	Transaction	Amount	End Prior Year Contract Value
1	Purchase Payment 1	$100,000	N/A
2	Purchase Payment 2	10,000	$102,000
3	Withdrawal 1	15,000	125,000
4			120,000

•	In Contract Year 1, 10% of the first Purchase Payment of $100,000 is $10,000 which is the FWA.

•	In Contract Year 2, the FWA is 10% of the end of year 1 Contract Value plus 10% of Purchase Payment 2 (10% x $102,000 + 10% x $10,000).

•	In Contract Year 3, 10% of the end of Year 2 Contract Value is $12,500 (10% x $125,000), so the FWA is $12,500. The withdrawal ($15,000) is more than the $12,500 FWA; thus, the remaining FWA is $0 and the amount of the withdrawal that is subject to CDSC is $2,500 ($15,000 – $12,500).

•	In Contract Year 4, the FWA recalculates to 10% of the end of Year 3 Contract Value. Therefore, the FWA is $12,000 (10% x $120,000).

10%/20% Free Withdrawal Amount (FWA) Examples

Example 1 ~ Free Withdrawal Amount in Second Contract Year

The values shown are based on the following assumptions:

•	In Contract Year 1, we credit your initial Purchase Payment of $100,000 to your Contract.

•	In Contract Year 2, an additional Purchase Payment of $10,000 is made.

•	In Contract Year 3, the Contract Value is $125,000.

Based on the above, we have the following values for the calculation of the FWA.

Contract Year	Transaction	Transaction Amount	Contract Value	FWA
1	Purchase 1	$100,000	$100,000	$10,000
1 (end of year, immediately prior to charge)			110,000	10,000
1 (end of year, immediately after the charge)	Charge	275	109,725	10,000
2 (end of year, immediately prior to charge)	Purchase 2	10,000	120,000	23,945
2 (end of year, immediately after the charge)	Charge	300	119,700	23,945
3 (end of year, immediately prior to charge)			125,000	23,940
3 (end of year, immediately after the charge)	Charge	313	124,687	23,940

In Contract Year 1, 10% of the first Purchase Payment of $100,000 is $10,000 which is the FWA. At the end of the year, a charge of 0.25% is assessed against the Contract Value for $275 ($110,000  x 0.25%). The ending Contract Value in year 1 is $109,725 ($110,000 – $275).

In Contract Year 2, the FWA is 20% of the end of year 1 Contract Value plus 20% of Purchase Payment 2. Therefore, the FWA is $23,945 (20%  x $109,725 + 20% x $10,000).

In Contract Year 3, 20% of the end of Year 2 Contract Value is $23,940 (20% x $119,700), so the FWA is $23,940. At the end of the year, a fee of 0.25% is assessed against the Contract Value for 313 ($125,000  x 0.25%). The ending Contract Value in year 3 is $124,687 ($125,000 – $313).

Appendix G

Nursing Home Waiver Benefit Example

•	The following Purchase Payments are made:

Purchase Payment	Transaction	Transaction Amount	Contract Value
1 (on Issue Date)	Purchase 1	$100,000	$100,000
1 (end of year, immediately prior to charge)			110,000
1 (end of year, immediately after the charge)	Charge	55	109,945
2 (end of year, immediately prior to charge)			120,000
2 (end of year, immediately after the charge)	Charge	60	119,940
3 (receive due proof in Good Order of Owner’s admission to nursing care facility)	Withdrawal	50,000	69,940

•	Total Purchase Payments are $100,000.

•	At the end of the first year, a charge of $55 is charged ($110,000 x 0.05%) resulting in a Contract Value of $109,945 ($110,000 – $55).

•	At the end of the second year, a charge of $60 is charged ($120,000 x 0.05%) resulting in a Contract Value of $119,940 ($120,000 – $60).

•	At the start of the third year, we receive due proof in Good Order of Owner’s admission to a nursing care facility and the Owner withdraws $50,000. There is no CDSC on the free withdrawal amount of $11,994 ($119,940 x 10%) and the CDSC is waived on the remaining $38,006.

Appendix H

Ratchet Death Benefit Examples

Example 1 ~ Impact of Purchase Payments and Determination of Benefit

The values shown are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	A subsequent Purchase Payment of $10,000 is made at the beginning of Contract Year 2 and the Contract Value is $105,000 prior to the addition of the Purchase Payment.

•	The Contract Value at the beginning of Contract Year 3 is $120,000.

•	Owner dies in Contract Year 4.

Beginning of Contract Year	Purchase Payments	Total Purchase Payments Less Adjusted Withdrawals	Contract Value After Purchase Payment	Highest Anniversary Value	Annual Ratchet Death Benefit Amount
1	$100,000	$100,000	$100,000	$100,000	$100,000
2 (immediately prior to Purchase Payment)		100,000	105,000	105,000	105,000
2 (immediately after Purchase Payment)	10,000	110,000	115,000	115,000	115,000
3		110,000	120,000	120,000	120,000
4 (receive due proof of Owner’s death and election of the payment method)		110,000	110,000	120,000	120,000

•	On the Issue Date, a $100,000 Purchase Payment is made. This is the initial Highest Anniversary Value and the initial annual ratchet death benefit amount.

•	At the beginning of Contract Year 2, immediately prior to the Purchase Payment, the Contract Value is $105,000. Since the Highest Anniversary Value is the greater of the most recently calculated highest anniversary value and the Contract Value, the Highest Anniversary Value increases to $105,000 (greater of $100,000 and $105,000). Since the annual ratchet death benefit amount is the greatest of the Contract Value, the amount of Purchase Payments reduced by an adjustment for withdrawals, and the highest anniversary value reduced by an adjustment for withdrawals and increased by any Purchase Payments, the annual ratchet death benefit is $105,000 (greatest of $105,000, $100,000, and $105,000).

•	At the beginning of Contract Year 2, a $10,000 Purchase Payment is made. The Highest Anniversary Value recalculates to $115,000 ($105,000 + $10,000). Therefore, the annual ratchet death benefit increases to $115,000 (greatest of $115,000, $110,000, and $115,000).

•	At the beginning of Contract Year 3, the Contract Value is $120,000. The Highest Anniversary Value increases to $120,000 (greater of $115,000 and $120,000) and the annual ratchet death benefit increases to $120,000 (greatest of $120,000, $110,000, and $120,000).

•	At the beginning of Contract Year 4, the Contract Value is $110,000. This is less than the highest anniversary value and the annual ratchet death benefit amount (both $120,000) so the highest anniversary value and the annual ratchet death benefit amount do not change.

•	The Owner dies in Contract Year 4. When we receive due proof of death and election of the payment method for the death benefit, the Contract Value is $110,000. The Highest Anniversary Value is $120,000 (greater of $120,000 and $110,000) and the annual ratchet death benefit amount is $120,000 (greatest of $110,000, $110,000, and $120,000). Therefore, the death benefit is $120,000.

Example 2 ~ Impact of Withdrawal and Determination of Benefit

The values shown are based on the following assumptions:

•	Initial Purchase Payment = $100,000.

•	The Contract Value at the beginning of Contract Year 2 is $105,000.

•	A withdrawal of $20,000 is made at beginning of Contract Year 3. Prior to the withdrawal, the Contract Value is $100,000.

•	Owner dies in Contract Year 4 with a Contract Value of $83,000.

Beginning of Contract Year	Purchase Payment	Withdrawal	Total Purchase Payments less Adjusted Withdrawals	Contract Value After Purchase Payment	Highest Anniversary Value	Annual Ratchet Death Benefit Amount
1	$100,000		$100,000	$100,000	$100,000	$100,000
2			100,000	105,000	105,000	105,000
3 (immediately prior to withdrawal)			100,000	100,000	105,000	105,000
3 (immediately after withdrawal)		$20,000	80,000	80,000	84,000	84,000
4 (receive due proof of Owner’s death and election of the payment method)			80,000	83,000	84,000	84,000

•	On the Issue Date, a $100,000 Purchase Payment is made. This is the initial Highest Anniversary Value and the initial annual ratchet death benefit amount.

•	At the beginning of Contract Year 2, the Highest Anniversary Value is set to $105,000 because the Highest Anniversary Value is the greater of the most recently calculated Highest Anniversary Value ($100,000) and the Contract Value ($105,000). The annual ratchet death benefit amount is set to $105,000 because the annual ratchet death benefit amount is the greatest of the Contract Value ($105,000), the amount of Purchase Payments reduced by an adjustment for withdrawals ($100,000), and the highest anniversary value reduced by an adjustment for withdrawals and increased by any Purchase Payments ($105,000).

•	At the beginning of Contract Year 3, immediately prior to the withdrawal, the Contract Value is $100,000. The Highest Anniversary Value remains at $105,000 (greater of $105,000 and $100,000) and the annual ratchet death benefit amount also remains at $105,000 (greatest of $100,000, $100,000, and $105,000).

•	At the beginning of Contract Year 3 after the withdrawal is made, the Contract Value becomes $80,000 ($100,000 - $20,000), so the Contract Value has been reduced by 20% ($20,000 / $100,000). The Highest Anniversary Value is reduced by 20%, which is $21,000 ($105,000 x 20%). Therefore, the Highest Anniversary Value is reduced to $84,000. As a result, the annual ratchet death benefit amount is set to $84,000 (the greatest of $80,000, $80,000, and $84,000).

•	At the beginning of Contract Year 4, the Contract Value is $83,000. The Highest Anniversary Value is $84,000 (the greater of $84,000 and $83,000). The annual ratchet death benefit amount is set to $84,000 (the greatest of $83,000, $80,000, and $84,000).

•	The Owner dies in Contract Year 4. When we receive due proof of death and an election of the payment method for the death benefit, the Contract Value is $83,000. Because the annual ratchet death benefit amount is $84,000, the death benefit is $84,000.

Example 3 ~ Impact of Reaching Age 80

Please see definition of age earlier in this prospectus. The values shown are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	The Contract Value at the beginning of Contract Year 2 is $105,000.

•	A subsequent Purchase Payment of $10,000 is made at beginning of Contract Year 2.

•	The Contract Value at the beginning of Contract Year 3 is $120,000.

•	Owner will be age 80 at the beginning of Contract Year 3.

•	A subsequent Purchase Payment of $20,000 is made at beginning of Contract Year 4.

•	Owner dies in Contract Year 5 with a Contract Value of $130,000.

Beginning of Contract Year	Purchase Payments	Withdrawal	Highest Anniversary Value	Contract Value	Total Purchase Payments less Adjusted Withdrawals	Annual Ratchet Death Benefit Amount
1	$100,000		$100,000	$100,000	$100,000	$100,000
2 (immediately prior to Purchase Payment)			105,000	105,000	100,000	105,000
2 (immediately after Purchase Payment)	10,000		115,000	115,000	110,000	115,000
3 (Owner turns age 80)			115,000	120,000	110,000	120,000
4	20,000		135,000	145,000	130,000	145,000
5 (receive due proof of Owner’s death and election of the payment method)			135,000	130,000	130,000	135,000

•	On the Issue Date, a $100,000 Purchase Payment is made. This is the initial Highest Anniversary Value and the initial annual ratchet death benefit.

•	At the beginning of Contract Year 2, the Highest Anniversary Value is set to $105,000 because the Highest Anniversary Value is the greater of the most recently calculated Highest Anniversary Value ($100,000) and the Contract Value ($105,000). The annual ratchet death benefit amount is set to $105,000 because the annual ratchet death benefit amount is the greatest of the Contract Value ($105,000), the amount of Purchase Payments reduced by an adjustment for withdrawals ($100,000), and the highest anniversary value reduced by an adjustment for withdrawals and increased by any Purchase Payments ($105,000).

•	At the beginning of Contract Year 2, a $10,000 Purchase Payment is made. The Highest Anniversary Value recalculates to $115,000 ($105,000 + $10,000). Therefore, the annual ratchet death benefit increases to $115,000 (greatest of $115,000, $110,000, and $115,000).

•	At the beginning of Contract Year 3, the Owner is age 80, so the Highest Anniversary Value is no longer affected by changes in the Contract Value and will remain at $115,000. The annual ratchet death benefit amount is set to $120,000 (the greatest of $120,000, $110,000, and $115,000).

•	At the beginning of Contract Year 4, a $20,000 subsequent Purchase Payment is made and the Contract Value is $145,000. The Highest Anniversary Value is increased to $135,000 ($115,000 + $20,000). The annual ratchet death benefit amount is set to $145,000 (the greatest of $145,000, $130,000, and $135,000).

•	The Owner dies in Contract Year 5. When we receive due proof of death and election of the payment method for the death benefit, the Contract Value is $130,000 due to negative market performance. The Highest Anniversary Value is $135,000 and the annual ratchet death benefit amount is set to $135,000 (greatest of $130,000, $130,000, and $135,000). Therefore, the death benefit is $135,000.

Appendix I

Contract Value Death Benefit Example

The values shown are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	The Contract Value at the beginning of Contract Year 2 is $100,000.

•	A subsequent Purchase Payment of $10,000 is made at beginning of Contract Year 2.

•	Owner dies in Contract Year 3 with a Contract Value of $120,060.

Beginning of Contract Year	Purchase Payment	Contract Value
1	$100,000	$100,000
2 (immediately prior to credit)		100,000
2 (immediately prior to Purchase Payment after the credit)		100,050
2 (immediately after Purchase Payment)	10,000	110,050
3 (immediately prior to credit)		120,000
3 (immediately after credit prior to death)		120,060
3 (receive due proof of Owner’s death and election of the payment method, and after the credit)		120,060

•	On the Issue Date, a $100,000 Purchase Payment is made. This is the initial Contract Value death benefit amount.

•	At the beginning of Contract Year 2 immediately prior to the Purchase Payment, the Contract Value is $100,000. Once the credit for electing the Contract Value Death Benefit is applied, then the Contract Value becomes $100,050 (100,000 × 0.05% +100,000).

•	At the beginning of Contract Year 2, a $10,000 Purchase Payment is made. This amount increases the Contract Value death benefit to $110,050 ($100,050 + $10,000).

•	At the beginning of Contract Year 3, immediately prior to the credit, the Contract Value is $120,000. After the credit is applied the Contract Value increases to $120,060 ($120,000 x 0.05% + $120,000).

•	Owner dies in Contract Year 3. When we receive due proof of death and election of the payment method for the death benefit, the Contract Value is $120,060. Therefore, the death benefit is $120,060.

Appendix J

Guaranteed Minimum Accumulation Benefit (10-Year Benefit) Examples

Example 1 ~ Setting of Initial Values

The values shown are based on the following assumptions:

•	Owner Age at issue = 60

•	Annuitant = same as Owner

•	Initial Purchase Payment = $100,000

Contract Year (beginning of year)	Purchase Payment	Withdrawal	Contract Value	GMAB Value
1	$100,000	$0	$100,000	$100,000

•	On the Issue Date, the GMAB value is equal to the initial Purchase Payment. The GMAB value will be increased by any Purchase Payments received in the first two Contract Years.

Example 2 ~ Annual Reset

The values shown are based on the following assumptions:

•	Owner Age at issue = 60

•	Annuitant = same as Owner

•	Initial Purchase Payment = $100,000

•	Death benefit = Basic Death Benefit

Contract Year (end of year)	Age	Purchase Payment	Withdrawal	Contract Value	GMAB Value	Death Benefit
1	61	$100,000	$0	$107,085	$100,000	$107,085
2	62			114,672	114,672	114,672
3	63			122,796	122,796	122,796
4	64			131,496	131,496	131,496
5	65			140,813	140,813	140,813
6	66			150,789	140,813	150,789
7	67			161,473	140,813	161,473
8	68			172,913	140,813	172,913
9	69			185,164	140,813	185,164
10	70			198,282	140,813	198,282
11	71			212,330	140,813	212,330
12	72			227,374	140,813	227,374
13	73			243,483	140,813	243,483
14	74			260,864	140,813	260,864
15	75			279,486	140,813	279,486
16 (beginning of Contract Year)	76			300,791	0	300,791

•	On the Issue Date, the GMAB value is equal to the initial Purchase Payment of $100,000.

•	Beginning on the second Contract Anniversary, the Owner resets the GMAB to the Contract Value. The Owner requests this reset each Contract Year through year five.

•	At the end of the tenth Contract Year from the last reset, the Contract Value is greater than the GMAB value. The Contract Value remains as is, and the GMAB value is set to zero. The GMAB now terminates.

Example 3 ~ Impact of a Withdrawal

The values shown are based on the following assumptions:

•	Owner Age at issue = 60

•	Annuitant = same as Owner

•	Initial Purchase Payment = $100,000

•	Death benefit = Basic Death Benefit

Contract Year (end of year)	Age	Purchase Payment	Withdrawal	Contract Value	GMAB Value	Death Benefit
1	61	$100,000	$ 0	$107,085	$100,000	$107,085
2	62		0	114,672	100,000	114,672
3	63		0	122,796	100,000	122,796
4	64		0	131,496	100,000	131,496
5	65		0	140,813	100,000	140,813
6	66		0	150,789	100,000	150,789
7	67		0	161,473	100,000	161,473
8	68		15,000	157,913	91,325	157,913
9	69		0	169,101	91,325	169,101
10	70		0	181,082	91,325	181,082
11	71		0	194,788	0	194,788

•	On the Issue Date, the GMAB value is equal to the initial Purchase Payment of $100,000.

•	The Owner does not elect to reset the benefit.

•	A withdrawal of $15,000 is taken in Contract Year 8.

•	As a result of the withdrawal, the GMAB value is reduced in direct proportion to the Contract Value reduction for the withdrawal.

•	The Contract Value prior to withdrawal = $172,913.

•	The GMAB value after the withdrawal = GMAB value prior to the withdrawal – ((withdrawal / Contract Value prior to the withdrawal) x (GMAB value prior to the withdrawal)).

GMAB value = $100,000 – (($15,000 / $172,913) x ($100,000)) = $100,000 – $8,675 = $91,325.

The Contract Value is reduced for the amount of the withdrawal. The return of premium portion of the death benefit is reduced proportionately for the withdrawal.

•	At the end of the tenth Contract Year, the Contract Value is greater than the GMAB value. The Contract Value remains as is, and the GMAB value is set to zero. The GMAB now terminates.

Example 4 ~ Additional Purchase Payments

The values shown are based on the following assumptions:

•	Owner Age at issue = 60

•	Annuitant = same as Owner

•	Initial Purchase Payment = $100,000

•	Death benefit = Basic Death Benefit

Contract Year (end of year)	Age	Purchase Payment	Withdrawal	Contract Value	GMAB Value	Death Benefit
1	61	$100,000	$0	$107,085	$100,000	$107,085
2	62	25,000		141,443	125,000	141,443
3	63	25,000		178,235	125,000	178,235
4	64	25,000		217,635	125,000	217,635
5	65	0		233,054	125,000	233,054
6	66	0		249,566	125,000	249,566
7	67	0		267,381	125,000	267,381
8	68	0		286,468	125,000	286,468
9	69	0		306,917	125,000	306,917
10	70	0		328,826	125,000	328,826
11	71	0		353,892	0	353,892

•	On the Issue Date, the GMAB value is equal to the initial Purchase Payment of $100,000.

•	The Owner does not elect to reset the benefit.

•	Additional Purchase Payments are made in the beginning of Contract Years 2, 3, and 4.

•	The GMAB value is increased for the Purchase Payment made in the second Contract Year.

•	The GMAB value is not increased for the Purchase Payments made in Contract Years 3 and 4.

At the end of the tenth Contract Year, the Contract Value attributed to the Purchase Payments in Contract Years 1 and 2 is $234,876 ($328,826 x ($125,000 / $175,000)). The applicable Contract Value attributed to Purchase Payments made during Contract Years 1 and 2 adjusted for withdrawals and investment performance ($234,876) is compared to the GMAB value to determine the GMAB credit. Since this is greater than the GMAB value of $125,000, the Contract Value remains as is, and the GMAB value is set to zero. If the GMAB value exceeds the applicable Contract Value attributed to Purchase Payments made during Contract Years 1 and 2 adjusted for withdrawals and investment performance ($234,876), we will increase the Contract Value to equal the GMAB value. The GMAB now terminates.

Appendix K

Guaranteed Minimum Accumulation Benefit (20-Year Benefit) Examples

Example 1 ~ Setting of Initial Values

The values shown are based on the following assumptions:

•	Owner Age at issue = 60

•	Annuitant = same as the Owner

•	Initial Purchase Payment = $100,000

Contract Year (beginning of year)	Purchase Payment	Withdrawal	Contract Value	GMAB Value
1	$100,000	—	$100,000	$200,000

•	On the Issue Date, the GMAB value is equal to the initial Purchase Payment multiplied by two, in this case $200,000 ($100,000 x 2).

Example 2 ~ Impact of a Withdrawal on the GMAB Value

The values shown are based on the following assumptions:

•	Owner Age at issue = 60

•	Annuitant = same as the Owner

•	Initial Purchase Payment = $100,000

•	In Contract Year 8, a withdrawal of $15,000 is made.

Contract Year (end of year)	Purchase Payment	Withdrawal	Contract Value	GMAB Value
1	$100,000	—	$107,085	$200,000
2		—	114,672	200,000
3		—	122,796	200,000
4		—	131,496	200,000
5		—	140,813	200,000
6		—	150,789	200,000
7		—	161,473	200,000
8 (prior to the withdrawal)		—	172,913	200,000
8 (after the withdrawal)		$15,000	157,913	182,650
9		—	169,101	182,650
10		—	181,082	182,650
20		—	359,052	182,650
21		—	384,491	N/A

•	On the Issue Date, the GMAB Value is equal to the initial Purchase Payment multiplied by two, $200,000 ($100,000 x 2).

•	A withdrawal of $15,000 is taken in Contract Year 8.

•	The Contract Value prior to the withdrawal is $172,913.

•	The Contract Value after the withdrawal is $157,913 ($172,913 – $15,000).

•	As a result of the withdrawal, the GMAB value is reduced in direct proportion to the Contract Value reduction for the withdrawal.

•	The GMAB value after the withdrawal = GMAB value prior to the withdrawal – ((withdrawal/Contract Value prior to the withdrawal) x (GMAB value prior to the withdrawal)).

•	Impact of withdrawal on GMAB value calculation:

($15,000/$172,913) x $200,000 = $17,350

GMAB value = $200,000 – $17,350 = $182,650.

•	At the end of the twentieth Contract Year, the Contract Value ($359,052) is greater than the GMAB value ($182,650). The Contract Value remains and the GMAB rider terminates with no further charges occurring.

Example 3 ~ Additional Purchase Payments

The values shown are based on the following assumptions:

•	Owner Age at issue = 60

•	Annuitant = same as the Owner

•	Initial Purchase Payment = $100,000

•	In Contract Years 2, 3, and 4, additional Purchase Payments of $25,000 are made.

Contract Year (end of year)	Purchase Payment	Contract Value	GMAB Value
1	$100,000	$107,085	$200,000
2	25,000	141,443	$250,000
3	25,000	178,235	$250,000
4	25,000	217,635	$250,000
5		233,054	$250,000
6		249,566	$250,000
7		267,248	$250,000
8		286,183	$250,000
9		306,459	$250,000
10		328,171	$250,000
20		650,709	$250,000
21		696,812	N/A

•	On the Issue Date, the GMAB Value is equal to the initial Purchase Payment multiplied by two, $200,000 ($100,000 x 2).

•	Additional Purchase Payments are made in the beginning of Contract Years 2, 3, and 4.

•	The GMAB value is increased for the Purchase Payment made in the second Contract Year, $250,000 ($200,000 + ($25,000 x 2)).

•	The GMAB value is not increased for the Purchase Payments made in Contract Years 3 and 4 because only Purchase Payments made during the first two Contract Years impact the GMAB value.

•	At the end of the twentieth Contract Year:

•	The Contract Value attributed to the Purchase Payments in Contract Years 1 and 2 is $464,792 ($650,709 x ($125,000/$175,000)).

•	The Contract Value attributed to the Purchase Payments of Contract Years 1 and 2 ($464,792) is greater than the GMAB value ($250,000).

•	The Contract Value remains and the GMAB rider terminates with no further charges occurring.

Appendix L

Basic Guaranteed Minimum Income Benefit (GMIB) Examples

Example 1 ~ Setting of Initial Values

The values shown are based on the following assumptions:

•	Owner Age at issue = 60

•	Annuitant = same as Owner

•	Initial Purchase Payment = $100,000

•	No withdrawals are taken

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	GMIB Value	Monthly Income Benefit
1 (immediately before the charge)	$100,000	$0	$100,000	$ 100,000	$0
1 (after the charge)	0	0	$ 99,400	100,000	0

•	On the Issue Date, a $100,000 Purchase Payment is made, the GMIB value is equal to the initial Purchase Payment ($100,000). There is a charge of 0.60% applied to the Contract Value. For Contract Year 1, this charge equals $600 ($100,000 x 0.60%). Therefore, the Contract Value is $99,400; however, the GMIB value remains at $100,000.

Example 2 ~ No Withdrawals

The values shown are based on the following assumptions:

•	Owner Age at issue = 60

•	Annuitant = same as Owner

•	Initial Purchase Payment = $100,000

•	No withdrawals are taken

•	Death benefit = Basic Death Benefit

•	GMIB is exercised at the end of Year 10.

Contract Year (end of year)	Purchase Payment	Contract Value	GMIB Value	Monthly Income Benefit	Death Benefit
1	$100,000	$103,000	$105,000	$ 0	$103,000
2		111,000	110,250	0	111,000
3		114,000	115,763	0	114,000
4		120,000	121,551	0	120,000
5		125,000	127,628	0	125,000
6		135,000	134,010	0	135,000
7		139,000	140,710	0	139,000
8		148,000	147,746	0	148,000
9		155,000	155,133	0	155,000
10 (immediately prior to exercising GMIB)		161,000	162,889	0	161,000
10 (immediately after exercising GMIB)		0	0	831	0

•	On the Issue Date, a $100,000 Purchase Payment is made and the GMIB value is equal to the initial Purchase Payment. By the end of Contract Year 1, the GMIB value has increased by 5%.

•	Each Contract Year the GMIB value accumulates at 5% on an annualized basis (compounded daily).

•	At the end of the seventh Contract Year, the GMIB can be exercised and begin an income stream. The GMIB is annuitized at the tenth Contract Year. The Monthly Income Benefit Value of $831 is the monthly income amount that would be received by annuitizing the GMIB value of $162,889 for a male age 70 for a life income Annuity Option.

Example 3 ~ Impact of Withdrawal and Determination of Benefit

The values shown are based on the following assumptions:

•	Owner Age at issue = 60

•	Annuitant = same as Owner

•	Initial Purchase Payment = $100,000

•	Death benefit = Basic Death Benefit

Contract Year (end of year)	Purchase Payment	Withdrawal	Contract Value	GMIB Value	Monthly Income Benefit	Death Benefit
1	$100,000	$ 0	$103,000	$105,000	$0	$103,000
2			111,000	110,250	0	111,000
3			114,000	115,763	0	114,000
4			120,000	121,551	0	120,000
5 (immediately before withdrawal)			125,000	127,628	0	125,000
5 (immediately after withdrawal)		5,000	120,000	122,523	0	120,000
6			124,000	128,649	0	124,000

•	On the Issue Date, a $100,000 Purchase Payment is made, the GMIB value is equal to the initial Purchase Payment. By the end of Contract Year 1, the GMIB value has increased by 5%.

•	Each Contract Year the GMIB value accumulates at 5% on an annualized basis (compounded daily).

•	In Contract Year 5, $5,000 is withdrawn leaving the Contract Value at $120,000 ($125,000 – $5,000). The GMIB Value is reduced pro rata by 4% ($5,000/$125,000), which is a reduction of $5,105 ($127,628 x 4%) and results in a GMIB value of $122,523 ($127,628 – $5,105).

Example 4 ~ Impact of Reaching Age 80

The values shown are based on the following assumptions:

•	Owner Age at issue = 75

•	Annuitant = same as Owner

•	Initial Purchase Payment = $100,000

•	No withdrawals are taken

•	Death benefit = Basic Death Benefit

Contract Year (end of year)	Purchase Payment	Contract Value	GMIB Value	Monthly Income Benefit	Death Benefit
1	$100,000	$103,000	$105,000	$0	$103,000
2		111,000	110,250	0	111,000
3		114,000	115,763	0	114,000
4		120,000	121,551	0	120,000
5		125,000	127,628	0	125,000
6		135,000	127,628	0	135,000

•	On the Issue Date, a $100,000 Purchase Payment is made and the GMIB value is equal to the initial Purchase Payment. By the end of Contract Year 1, the GMIB value has increased by 5%.

•	Each Contract Year the GMIB value accumulates at 5% on an annualized basis (compounded daily).

•	By the end of Contract Year 5, the Annuitant has turned 80 and we no longer credit the interest; therefore, the GMIB Value will no longer increase and will remain $127,628 unless a withdrawal is taken.

Example 5 ~ Impact of Reaching the GMIB Cap

The values shown are based on the following assumptions:

•	Owner Age at issue = 50

•	Annuitant = same as Owner

•	Initial Purchase Payment = $100,000

•	Death benefit = Basic Death Benefit

Contract Year (end of year)	Purchase Payment	Withdrawal	Contract Value	GMIB Value	Death Benefit
1	$100,000	$ 0	$103,000	$105,000	$103,000
2 (immediately before Purchase Payment)			111,000	110,250	111,000
2 (immediately after Purchase Payment	10,000		121,000	120,250	121,000
5 (immediately before withdrawal)			125,000	139,204	125,000
5 (immediately after withdrawal)		5,000	120,000	133,636	120,000
10			160,000	170,557	160,000
14			199,000	207,314	199,000
15			215,000	211,200	215,000

•	On the Issue Date, a $100,000 Purchase Payment is made and the GMIB value is equal to the initial Purchase Payment. By the end of Contract Year 1, the GMIB value has increased by 5%. The GMIB cap is equal to $200,000 which is twice the Purchase Payment ($100,000 x 2).

•	Each Contract Year the GMIB value accumulates at 5% on an annualized basis (compounded daily).

•	In Contract Year 2, a subsequent Purchase Payment of $10,000 is made making the Contract Value at $121,000 ($111,000 + $10,000). The GMIB Value increases to $120,250 ($110,250 + 10,000). The GMIB Cap increases by $20,000 ($10,000 x 2) which is twice the Purchase Payment; the new GMIB Cap becomes $220,000 ($200,000 + $20,000).

•	In Contract Year 5, $5,000 is withdrawn leaving the Contract Value at $120,000 ($125,000 – $5,000). The GMIB Value is reduced pro rata by 4% ($5,000/$125,000) which is a reduction of $5,568 ($139,204 x 4%), and results in a GMIB value of $133,636 ($139,204 – $5,568). The GMIB Cap is also reduced pro rata by 4% which is a reduction of $8,800 ($220,000 x 4%) and results in a GMIB Cap of $211,200.

•	At the end of Contract Year 15, since the GMIB value cannot be greater than two times the Purchase Payments made in the first two years reduced by adjusted withdrawals, the GMIB is capped at $211,200. Once the cap is reached, we will no longer credit the interest and the GMIB Value will remain the same unless a subsequent withdrawal is taken.

Appendix M

MassMutual Guaranteed Income Plus 5SM Examples – 2008 Version

Example 1 ~ Setting of Initial Values

The values shown are based on the following assumptions:

•	Owner Age at issue = 60

•	Annuitant = same as Owner

•	Initial Purchase Payment = $100,000

•	No withdrawals are taken

Contract Year (beginning of year)	Purchase Payment	Withdrawal	Contract Value	GMIB Value	Monthly Income Benefit
1	$100,000	$0	$100,000	$105,000	$0

•	On the Issue Date, the GMIB value is equal to the initial Purchase Payment increased by 5%.

Example 2 ~ No Withdrawals

The values shown are based on the following assumptions:

•	Owner Age at issue = 60

•	Annuitant = same as Owner

•	Initial Purchase Payment = $100,000

•	Death benefit = Basic Death Benefit

Contract Year	Age (end of year)	Purchase Payment (beginning of year)	Withdrawal	Contract Value (end of year)	GMIB Value	Monthly Income Benefit	Death Benefit (end of year)
1	61	$100,000	$0	$104,916	$105,000	$ 0	$104,916
2	62			110,074	110,250	0	110,074
3	63			115,485	115,763	0	115,485
4	64			121,161	121,551	0	121,161
5	65			127,115	127,628	0	127,115
6	66			133,361	134,010	0	133,361
7	67			139,913	140,710	0	139,913
8	68			146,786	147,746	0	146,786
9	69			153,996	155,133	0	153,996
10	70			161,559	162,889	831	161,559

•	On the Issue Date, the GMIB value is equal to the initial Purchase Payment increased by 5%.

•	Each Contract Anniversary, prior to the Annuitant attaining age 81, if your Contract Value is greater than your GMIB value, we will reset your GMIB value to equal your Contract Value (unless you instruct otherwise by Written Request). The GMIB value will then be increased by 5%.

•	At the end of the tenth Contract Year, the GMIB can be exercised to begin an income stream. The Monthly Income Benefit value of $831 is the monthly income amount that would be received by annuitizing the GMIB value of $162,889 for a male age 70 for a life income Annuity Option.

Example 3 ~ Withdrawals Reducing the GMIB Value Dollar for Dollar

The values shown are based on the following assumptions:

•	Owner Age at issue = 60

•	Annuitant = same as Owner

•	Initial Purchase Payment = $100,000

•	Death benefit = Basic Death Benefit

Contract Year	Age (end of year)	Purchase Payment (beginning of year)	Withdrawal	Contract Value (end of year)	GMIB Value	Monthly Income Benefit	Death Benefit (end of year)
1	61	$100,000	$ 0	$104,916	$105,000	$ 0	$104,916
2	62		5,250	104,833	105,000	0	104,833
3	63		5,250	104,744	105,000	0	104,744
4	64		5,250	104,651	105,000	0	104,651
5	65		5,250	104,552	105,000	0	104,552
6	66		5,250	104,448	105,000	0	104,448
7	67		5,250	104,337	105,000	0	104,337
8	68		5,250	104,221	105,000	0	104,221
9	69		5,250	104,098	105,000	0	104,098
10	70		5,250	103,968	105,000	535	103,968

•	On the Issue Date, the GMIB value is equal to the initial Purchase Payment increased by 5%.

•	Each Contract Anniversary, prior to the Annuitant attaining age 81, if your Contract Value is greater than your GMIB value, we will reset your GMIB value to equal your Contract Value (unless you instruct otherwise by Written Request). The GMIB value will then be increased by 5%.

•	Beginning in the second Contract Year, withdrawals of the GMIB interest are taken; the GMIB value is reduced dollar for dollar since the withdrawals are equal to the GMIB interest.

•	The Contract Value is reduced by the amount of the withdrawals. The return of premium aspect of the death benefit is reduced proportionately for the withdrawals.

•	At the end of the tenth Contract Year, the GMIB can be exercised to begin an income stream. The Monthly Income Benefit value of $535 is the monthly income amount that would be received by annuitizing the GMIB value of $105,000 for a male age 70 for a life income Annuity Option.

Example 4 ~ Annual Reset

The values shown are based on the following assumptions:

•	Owner Age at issue = 60

•	Annuitant = same as Owner

•	Initial Purchase Payment = $100,000

•	Death benefit = Basic Death Benefit

Contract Year	Age (end of year)	Purchase Payment (beginning of year)	Withdrawal	Contract Value (end of year)	GMIB Value	Monthly Income Benefit	Death Benefit (end of year)
1	61	$100,000	$0	$106,867	105,000	$0	$106,867
2	62			114,206	112,210		114,206
3	63			122,050	119,916		122,050
4	64			130,431	128,153		130,431
5	65			139,388	136,953		139,388
6	66			148,961	146,357		148,961
7	67			159,191	156,409		159,191
8	68			170,123	167,151		170,123
9	69			181,806	178,629		181,806
10	70			194,291	190,896		194,291

•	On the Issue Date, the GMIB value is equal to the initial Purchase Payment increased by 5%.

•	Each Contract Anniversary, prior to the Annuitant attaining age 81, if your Contract Value is greater than your GMIB value, we will reset your GMIB value to equal your Contract Value (unless you instruct otherwise by Written Request). The GMIB value will then be increased by 5%.

•	At the end of the tenth Contract Year from the last reset, the GMIB can be exercised to begin an income stream.

Example 5 ~ Additional Purchase Payments

The values shown are based on the following assumptions:

•	Owner Age at issue = 60

•	Annuitant = same as Owner

•	Initial Purchase Payment = $100,000

•	Death benefit = Basic Death Benefit

Contract Year	Age (end of year)	Purchase Payment (beginning of year)	Withdrawal	Contract Value (end of year)	GMIB Value	Monthly Income Benefit	Death Benefit (end of year)
1	61	$100,000	$0	$104,916	$105,000	$0	$104,916
2	62	25,000		136,303	136,500		136,303
3	63	25,000		169,407	143,325		169,407
4	64	25,000		204,139	177,877		204,139
5	65	0		214,175	214,346		214,175
6	66	0		224,704	225,063		224,704
7	67	0		235,749	236,316		235,749
8	68	0		247,336	248,132		247,336
9	69	0		259,620	260,539		259,620
10	70	0		272,514	273,566		272,514

•	On the Issue Date, the GMIB value is equal to the initial Purchase Payment increased by 5%.

•	Each Contract Anniversary, prior to the Annuitant attaining age 81, if your Contract Value is greater than your GMIB value, we will reset your GMIB value to equal your Contract Value (unless you instruct otherwise by Written Request). The GMIB value will then be increased by 5%.

•	A Purchase Payment of $25,000 is made at the beginning of Contract Years 2, 3, and 4.

•	The GMIB value in Contract Year 2 is increased by the amount of the Purchase Payment.

•	The Purchase Payments in Contract Years 3 and 4 are not included in the GMIB value, although the GMIB value increases due to the automatic reset, as well as the annual 5% increase.

•	At the end of the tenth Contract Year from the last reset, the GMIB can be exercised to begin an income stream.

Example 6 ~ 60% GMIB Value at Age 90

The values shown are based on the following assumptions:

•	Owner Age at issue = 75

•	Annuitant = same as Owner

•	Initial Purchase Payment = $125,000

•	Rider effective date = Issue Date

•	Death benefit = Basic Death Benefit

Contract Year	Age (end of year)	Purchase Payment (beginning of year)	Withdrawal	Contract Value (end of year)	GMIB Value	Monthly Income Benefit	Death Benefit (end of year)
1	76	$125,000	$6,250	$117,590	$125,000	$ 0	$118,702
2	77		6,250	110,199	125,000	0	112,342
3	78		6,250	102,827	125,000	0	105,917
4	79		6,250	95,473	125,000	0	99,422
5	80		6,250	88,098	125,000	0	92,853
6	81		6,250	80,742	125,000	0	86,200
7	82		6,250	73,405	125,000	0	79,457
8	83		6,250	66,086	125,000	0	72,615
9	84		6,250	58,786	125,000	0	65,663
10	85		6,250	51,504	125,000	1,142	58,587
11	86		6,250	44,241	125,000	1,199	51,369
12	87		6,250	36,997	125,000	1,259	43,987
13	88		6,250	44,241	125,000	1,324	36,406
14	89		6,250	22,563	125,000	1,393	28,575
15	90		6,250	75,000	125,000	0	75,000

•	On the Issue Date, the GMIB value is equal to the initial Purchase Payment increased by 5%.

•	Each Contract Anniversary, prior to the Annuitant attaining age 81, if your Contract Value is greater than your GMIB value, we will reset your GMIB value to equal your Contract Value (unless you instruct otherwise by Written Request). The GMIB value will then be increased by 5%.

•	Withdrawals of the GMIB interest are taken each Contract Year; the GMIB value is reduced dollar for dollar since the withdrawals are equal to the GMIB interest.

•	At the end of the fifteenth Contract Year, the Owner elects not to annuitize the GMIB value. Because the Contract Value is below 60% of the GMIB value in this example, the Contract Value is increased to 60% of the GMIB value at age 90. The GMIB terminates.

Example 7 ~ Impact of Contingent Deferred Sales Charge (CDSC)

When 5% Withdrawn is Greater than Free Withdrawal Allowance (FWA)
The values shown are based on the following assumptions:

•	Owner Age at issue = 60

•	Annuitant = same as Owner

•	Initial Purchase Payment = $100,000

•	Rider effective date = Issue Date

•	Death benefit = Basic Death Benefit

Contract Year	Age (end of year)	Purchase Payment (beginning of year)	Withdrawal	Contract Value (end of year)	GMIB Value	Death Benefit (end of year)
1	61	$100,000	$5,000	$82,352	$100,000	$94,288
2	62		5,000	66,820	100,000	87,740
3	63		5,000	53,150	100,000	80,219
4	64		5,000	41,119	100,000	71,555
5	65		5,000	30,484	100,000	61,442

•	On the Issue Date, the GMIB value is equal to the initial Purchase Payment increased by 5%.

•	Each Contract Anniversary, prior to the Annuitant attaining age 81, if your Contract Value is greater than your GMIB value, we will reset your GMIB value to equal your Contract Value (unless you instruct otherwise by Written Request). The GMIB value will then be increased by 5%.

•	Withdrawals of the GMIB interest are taken each Contract Year; the GMIB value is reduced dollar for dollar since the withdrawals are equal to the GMIB interest.

•	In the fifth Contract Year, the FWA is $4,112 ($41,119 x 10%). The amount withdrawn of $5,000 is greater than the 10% FWA. The Contract Value is reduced by the withdrawal amount including any applicable CDSC. The CDSC is assessed on the value withdrawn in excess of the FWA. The GMIB value remains at $100,000; it is not reduced by the CDSC, as the amount withdrawn is not greater than the allowed GMIB amount.

•	The return of premium aspect of the death benefit is reduced proportionately for the withdrawals.

Example 8 ~ Applying GMIB Value to an Annuity Option with Additional Purchase Payments Made After Last GMIB Value Reset

The values shown are based on the following assumptions:

•	Owner Age at issue = 60

•	Annuitant = same as Owner

•	Initial Purchase Payment = $100,000

•	Death benefit = Basic Death Benefit

•	Owner requests in writing that automatic resets discontinue after the reset at the end of Contract Year 3.

•	GMIB is exercised at the end of Contract Year 13.

Contract Year	Age (end of year)	Purchase Payment (beginning of year)	Withdrawal	Contract Value (end of year)	GMIB Value	Monthly Income Benefit	Death Benefit (end of year)
1	61	$100,000	$0	$104,916	$105,000	$0	$104,916
2	62	25,000		136,303	136,500		136,303
3	63	25,000		169,407	169,407		169,407
4	64	25,000		202,183	177,877		202,183
5	65	0		210,271	186,771		210,271
6	66	0		218,681	196,110		218,681
7	67	0		227,429	205,915		227,429
8	68	0		236,526	216,211		236,526
9	69	0		245,987	227,022		245,987
10	70	0		255,826	238,373		255,826
11	71	0		266,059	250,291		266,059
12	72	0		276,702	262,806		276,702
13	73	0		287,770	275,946		287,770

•	On the Issue Date, the GMIB value is equal to the initial Purchase Payment increased by 5%.

•	Each Contract Anniversary, prior to the Annuitant attaining age 81, if your Contract Value is greater than your GMIB value, we will reset your GMIB value to equal your Contract Value (unless you instruct otherwise by Written Request). The GMIB value will then be increased by 5%.

•	A Purchase Payment of $25,000 is made at the beginning of Contract Years 2, 3, and 4.

•	The GMIB value in Contract Year 2 is increased by the amount of the Purchase Payment plus credited GMIB interest.

•	The Purchase Payment in Contract Year 3 is not included in the GMIB value because it is made after the second Contract Year, although the GMIB value increases due to the automatic reset.

•	At the end of the tenth Contract Year from the last reset, the GMIB can be exercised and begin an income stream. So, the GMIB can be first exercised at the end of Contract Year 13.

•	The Purchase Payment in Contract Year 4 is not included in the GMIB value because it is made after the most recent GMIB value reset, although the GMIB value continues to increase at 5%.

•	The GMIB is exercised at the end of Contract Year 13. The GMIB value as of the last reset at the end of Contract Year 3 is $169,407. An additional Purchase Payment of $25,000 was made in Contract Year 4 after the most recent reset that occurred at the end of Contract Year 3. The GMIB as of the last reset plus additional Purchase Payments made after the most recent reset is $194,407 ($169,407 + $25,000). The Contract Value is $287,770. The percentage used to determine the amount of Contract Value applied to the GMIB is 87.14% ($169,407 / $194,407). The amount of Contract Value applied to the exercise of GMIB is $240,459 ($275,946 x 87.14%). The cash value remaining in the Contract after the exercise of the GMIB is $35,487 ($275,946 – $240,459).

Appendix N

MassMutual Lifetime Income ProtectorSM Examples

All values reflected are end of year values, unless otherwise noted. Examples assume withdrawals occur at the end of the year.

Example 1 ~ Setting of Initial Values

The values shown are based on the following assumptions:

•	Owner Age at issue = 60

•	Covered person = same as Owner

•	Initial Purchase Payment = $100,000

Contract Year	Purchase Payment	Withdrawal	Contract Value	Income Base
1	$100,000	$0	$100,000	$100,000

On the Issue Date, the Income Base is equal to the initial Purchase Payment. The Income Base will be increased for additional Purchase Payments received prior to the end of the second Contract Year. The Income Base will not increase for Purchase Payments received in Contract Years 3 and later.

Example 2 ~ Single Life Option, Single Purchase Payment, Income Percentage Increases After Income Begins

The values shown are based on the following assumptions:

•	Owner Age at issue = 60

•	Single life option is elected.

•	Covered person = same as Owner

•	Initial Purchase Payment = $100,000

•	Death benefit = Basic Death Benefit

Contract Year	Age (Beginning of Year)	Purchase Payment	Withdrawal	Contract Value	Income Base	Income Percentage	Guaranteed Income Floor	Annual Income Amount	Death Benefit
1	60	$100,000	$ 0	$104,622	$100,000	0	$ 0	$ 0	$104,622
2	61		0	109,502	100,000	0	0	0	109,502
3	62		0	114,655	100,000	0	0	0	114,655
4	63		0	120,097	100,000	0	0	0	120,097
5	64		0	125,843	100,000	0	0	0	125,843
6	65		0	131,909	100,000	4.50%	4,500	5,663	131,909
7	66		0	138,316	100,000	4.50%	4,500	5,936	138,316
8	67		0	145,080	100,000	4.50%	4,500	6,224	145,080
9	68		0	152,223	100,000	4.50%	4,500	6,529	152,223
10	69		0	159,765	100,000	4.50%	4,500	6,850	159,765
11	70		7,988	159,740	100,000	5.00%	5,000	7,988	159,740
12	71		7,987	159,715	100,000	5.00%	5,000	7,987	159,715
13	72		7,986	159,690	100,000	5.00%	5,000	7,986	159,690
14	73		7,985	159,666	100,000	5.00%	5,000	7,985	159,666
15	74		7,983	159,640	100,000	5.00%	5,000	7,983	159,640
16	75		8,780	158,817	100,000	5.50%	5,500	8,780	158,817
17	76		8,735	157,993	100,000	5.50%	5,500	8,735	157,993

•	The Income Base is established as the initial Purchase Payment.

•	The Annual Income Amount and the Guaranteed Income Floor are calculated on the Income Eligibility Date.

•	Withdrawals of the Annual Income Amount begin at age 70, triggering lifetime income.

•	The Income Percentage is established at 5% (age 70 is age of first withdrawal).

•	The Income Percentage increases due to market performance in Contract Year 16. This is the year the Covered Person moves into a new age range and the Contract Value is greater than the Income Base.

Example 3 ~ Joint Life Option, Single Purchase Payment, Income Percentage Increases After Income Begins

The values shown are based on the following assumptions:

•	Owner Age at issue = 60

•	Beneficiary (spouse of Owner) = 57

•	Covered person = same as Owner

•	Second covered person = same as Beneficiary

•	Initial Purchase Payment = $100,000

•	Death benefit = Basic Death Benefit

Contract Year	Owner Age (Beginning of Year)	Beneficiary Age (Beginning of Year)	Purchase Payment	Withdrawal	Contract Value	Income Base	Income Percentage	Guaranteed Income Floor	Annual Income Amount	Death Benefit
1	60	57	$100,000	$ 0	$104,622	$100,000	0	$ 0	$ 0	$104,622
2	61	58		0	109,502	100,000	0	0	0	109,502
3	62	59		0	114,655	100,000	0	0	0	114,655
4	63	60		0	120,097	100,000	0	0	0	120,097
5	64	61		0	125,843	100,000	0	0	0	125,843
6	65	62		4,404	127,505	100,000	3.50%	3,500	4,404	127,505
7	66	63		4,463	129,202	100,000	3.50%	3,500	4,463	129,202
8	67	64		4,522	130,935	100,000	3.50%	3,500	4,522	130,935
9	68	65		5,237	132,049	100,000	4.00%	4,000	5,237	132,049
10	69	66		5,282	133,181	100,000	4.00%	4,000	5,282	133,181
11	70	67		5,327	134,331	100,000	4.00%	4,000	5,327	134,331
12	71	68		5,373	135,499	100,000	4.00%	4,000	5,373	135,499
13	72	69		5,420	136,686	100,000	4.00%	4,000	5,420	136,686
14	73	70		6,151	137,209	100,000	4.50%	4,500	6,151	137,209
15	74	71		6,174	137,737	100,000	4.50%	4,500	6,174	137,737
16	75	72		6,198	138,271	100,000	4.50%	4,500	6,198	138,271
17	76	73		6,222	138,810	100,000	4.50%	4,500	6,222	138,810

•	The Income Base is established as the initial Purchase Payment.

•	The Annual Income Amount and the Guaranteed Income Floor are calculated on the Income Eligibility Date, based on the age of the younger covered person.

•	Withdrawals of the Annual Income Amount begin in year 6 (age 62 of the younger covered person), triggering lifetime income.

•	The Income Percentage is established at 3.50% (age 62 is age of first withdrawal).

•	The Income Percentage increases due to market performance in Contract Years 9 and 14. These are the years the younger Covered Person moves into a new age range and the Contract Value is greater than the Income Base.

Example 4 ~ Single Life Option, Single Purchase Payment, Income Percentage Does Not Increase After Income Begins

The values shown are based on the following assumptions:

•	Owner Age at issue = 60

•	Single life option is elected.

•	Covered person = same as Owner

•	Initial Purchase Payment = $100,000

•	Death benefit = Basic Death Benefit

Contract Year	Age (Beginning of Year)	Purchase Payment	Withdrawal	Contract Value	Income Base	Income Percentage	Guaranteed Income Floor	Annual Income Amount	Death Benefit
1	60	$100,000	$ 0	$99,711	$100,000	0	$ 0	$ 0	$100,000
2	61		0	99,419	100,000	0	0	0	100,000
3	62		0	99,126	100,000	0	0	0	100,000
4	63		0	98,830	100,000	0	0	0	100,000
5	64		0	98,533	100,000	0	0	0	100,000
6	65		0	98,233	100,000	4.50%	4,500	4,500	100,000
7	66		0	97,931	100,000	4.50%	4,500	4,500	100,000
8	67		0	97,627	100,000	4.50%	4,500	4,500	100,000
9	68		0	97,321	100,000	4.50%	4,500	4,500	100,000
10	69		0	97,013	100,000	4.50%	4,500	4,500	100,000
11	70		5,000	91,702	100,000	5.00%	5,000	5,000	95,000
12	71		5,000	86,355	100,000	5.00%	5,000	5,000	90,000
13	72		5,000	80,969	100,000	5.00%	5,000	5,000	85,000
14	73		5,000	75,546	100,000	5.00%	5,000	5,000	80,000
15	74		5,000	70,085	100,000	5.00%	5,000	5,000	75,000
16	75		5,000	64,585	100,000	5.00%	5,000	5,000	70,000
17	76		5,000	59,047	100,000	5.00%	5,000	5,000	65,000

•	The Income Base is established as the initial Purchase Payment.

•	The Annual Income Amount and the Guaranteed Income Floor are calculated on the Income Eligibility Date.

•	Withdrawals of the Annual Income Amount begin at age 70, triggering lifetime income.

•	The Income Percentage is established at 5% (age 70 is age of first withdrawal).

•	The Income Percentage does not increase, as the Contract Value is not greater than the Income Base when the Covered Person moves into a new age range (year 16 in this example).

Example 5 ~ Single Life Option, Single Purchase Payment, Excess Withdrawal

The values shown are based on the following assumptions:

•	Owner Age at issue = 60

•	Covered person = same as Owner

•	Initial Purchase Payment = $100,000

•	Death benefit = Basic Death Benefit

Contract Year	Age (Beginning of Year)	Purchase Payment	Withdrawal	Contract Value	Income Base	Income Percentage	Guaranteed Income Floor	Annual Income Amount	Death Benefit
1	60	$100,000	$ 0	$104,622	$100,000	0	$ 0	$ 0	$104,622
2	61		0	109,502	100,000	0	0	0	109,502
3	62		0	114,655	100,000	0	0	0	114,655
4	63		0	120,097	100,000	0	0	0	120,097
5	64		0	125,843	100,000	0	0	0	125,843
6	65		0	131,909	100,000	4.50%	4,500	5,663	131,909
7	66		0	138,316	100,000	4.50%	4,500	5,936	138,316
8	67		20,000	125,103	90,096	4.50%	4,500	6,224	125,103
9	68		5,630	125,595	90,096	4.50%	4,054	5,630	125,595
10	69		5,652	126,093	90,096	4.50%	4,054	5,652	126,093
11	70		6,305	125,965	90,096	5.00%	4,505	6,305	125,965
12	71		6,298	125,837	90,096	5.00%	4,505	6,298	125,837
13	72		6,292	125,707	90,096	5.00%	4,505	6,292	125,707
14	73		6,285	125,577	90,096	5.00%	4,505	6,285	125,577
15	74		6,279	125,447	90,096	5.00%	4,505	6,279	125,447
16	75		6,900	124,688	90,096	5.50%	4,955	6,900	124,688
17	76		6,858	123,929	90,096	5.50%	4,955	6,858	123,929

•	The Income Base is established as the initial Purchase Payment.

•	The Annual Income Amount and the Guaranteed Income Floor are calculated on the Income Eligibility Date.

•	A withdrawal of $20,000 is taken in Contract Year 8 at age 67. The Contract Value immediately prior to the $20,000 withdrawal is $145,319.

•	This withdrawal is after the Income Eligibility Date, triggering the income start date.

•	This withdrawal is an excess withdrawal as it is greater than the Annual Income Amount of $6,224. The excess withdrawal is $13,776 ($20,000 – $6,224).

•	The excess withdrawal reduces the Income Base in direct proportion to the Contract Value reduction for the amount of the excess withdrawal. The Income Base after the excess withdrawal is $90,096 ($100,000 x ($145,319 – $6,224 - $13,776)/($145,319 – $6,224) = $90,096). The Guaranteed Income Floor is recalculated using the new Income Base.

Appendix O

MassMutual Lifetime Payment PlusSM Examples

Example 1 ~ Single Life – Setting Initial Values

The values shown are based on the following assumptions:

•	Owner Age at issue = 60

•	Initial Purchase Payment = $100,000

•	Guaranteed Lifetime Withdrawal Amount immediately applies as the covered person is age 60 on the Issue Date

Contract Year (beginning of year)	Age	Purchase Payment	Withdrawal	Contract Value	Credit	Available GLWA(1)	Benefit Base
1	60	$100,000	$0	$100,000	$0	$5,000	$100,000
(1)	Guaranteed Lifetime Withdrawal Amount.

On the Issue Date, the initial values are set as follows:

•	Benefit base = initial Purchase Payment = $100,000.

•	Guaranteed Lifetime Withdrawal Amount = 5% of benefit base = $5,000.

Example 2 ~ Single Life – Credit

The values shown are based on the following assumptions:

•	Owner Age at issue = 60

•	Initial Purchase Payment = $100,000

•	Guaranteed Lifetime Withdrawal Amount immediately applies as the covered person is age 60 on the Issue Date

Contract Year (end of year)	Age	Purchase Payment	Withdrawal	Contract Value	Credit	Available GLWA(1)	Benefit Base
1	60	$100,000	$0	$105,001	$6,000	$5,300	$106,000
(1)	Guaranteed Lifetime Withdrawal Amount reflects amount available to withdraw during the next Contract Year.

•	At the end of the first Contract Year, since there were no withdrawals, a credit of 6% of the initial benefit base is applied = $6,000.

•	Benefit base = initial benefit base plus credit = $106,000 ($100,000 + $6,000).

•	Guaranteed Lifetime Withdrawal Amount for Contract Year 2 = 5% of benefit base ($106,000)= $5,300.

Example 3 ~ Single Life – Withdrawal of Guaranteed Lifetime Withdrawal Amount

The values shown are based on the following assumptions:

•	Owner Age at issue = 60

•	Initial Purchase Payment = $100,000

•	Guaranteed Lifetime Withdrawal Amount immediately applies as the covered person is age 60 on the Issue Date

Contract Year (end of year)	Age	Purchase Payment	Withdrawal	Contract Value	Credit	Available GLWA(1)	Benefit Base
1	60	$100,000	$ 0	$105,001	$6,000	$5,300	$106,000
2	61		0	110,245	6,000	5,600	112,000
3	62		0	115,748	6,000	5,900	118,000
4	63		0	121,522	6,000	6,200	124,000
5	64		6,200	121,384	0	6,200	124,000
(1)	Guaranteed Lifetime Withdrawal Amount reflects amount available to withdraw during the next Contract Year.

•	Since there were no withdrawals during Contract Years 1 through 4, at the end of each of those Contract Years, a credit of 6% of the initial benefit base is applied = $6,000.

•	The benefit base at the end of Contract Year 4 = $124,000 ($118,000 + $6,000).

•	Guaranteed Lifetime Withdrawal Amount for Contract Year 5 = 5% of benefit base ($124,000) = $6,200.

•	A withdrawal of $6,200 is taken in Contract Year 5. A credit is not applied.

•	The benefit base remains at $124,000 as the withdrawal was not greater than the Guaranteed Lifetime Withdrawal Amount.

Example 4 ~ Single Life – Withdrawal Exceeding the Guaranteed Lifetime Withdrawal Amount

The values shown are based on the following assumptions:

•	Owner Age at issue = 60

•	Initial Purchase Payment = $100,000

•	Guaranteed Lifetime Withdrawal Amount immediately applies as the covered person is age 60 on the Issue Date

Contract Year (end of year)	Age	Purchase Payment	Withdrawal	Contract Value	Credit	Available GLWA(1)	Benefit Base
1	60	$100,000	$ 0	$105,001	$6,000	$5,300	$106,000
2	61		0	110,245	6,000	5,600	112,000
3	62		0	115,748	6,000	5,900	118,000
4	63		0	121,522	6,000	6,200	124,000
5	64		0	127,584	6,000	6,500	130,000
6	65		0	133,949	6,000	6,800	136,000
7	66		0	140,635	6,000	7,100	142,000
8	67		15,000	132,872	0	6,644	132,872
9	68		0	139,307	7,972	7,042	140,845
10	69		0	146,263	7,972	7,441	148,817
(1)	Guaranteed Lifetime Withdrawal Amount reflects amount available to withdraw during the next Contract Year.

•	Since there were no withdrawals during Contract Years 1 through 7, at the end of each of those Contract Years, a credit of 6% of the initial benefit base is applied = $6,000.

•	The benefit base at the end of Contract Year 7 = $142,000. ($136,000 + $6,000).

•	Guaranteed Lifetime Withdrawal Amount for Contract Year 8 = 5% of benefit base ($142,000) = $7,100.

•	A withdrawal of $15,000 is taken in Contract Year 8. A credit is not applied.

•	The withdrawal is greater than the Guaranteed Lifetime Withdrawal Amount ($7,100). This results in an excess withdrawal $15,000 – $7,100 = $7,900.

•	Contract Value prior to the withdrawal = $147,872.

•	The benefit base is recalculated to equal to $132,872 which is the lesser of the:

•	Contract Value after the withdrawal = $147,872 – $15,000 = $132,872; or

•	benefit base prior to the withdrawal minus the excess withdrawal = $142,000 – $7,900 = $134,100.

•	The Guaranteed Lifetime Withdrawal Amount available for Contract Year 9 = 5% of the new benefit base ($132,872) = $6,644.

•	The Contract Value is reduced by the amount of the withdrawal including any applicable Contingent Deferred Sales Charges.

Example 5 ~ Single Life – Annual Ratchet

The values shown are based on the following assumptions:

•	Owner Age at issue = 60

•	Initial Purchase Payment = $100,000

•	Guaranteed Lifetime Withdrawal Amount immediately applies as the covered person is age 60 on the Issue Date

Contract Year (end of year)	Age	Purchase Payment	Withdrawal	Contract Value	Credit	Available GLWA(1)	Benefit Base
1	60	$100,000	$0	$105,001	$6,000	$5,300	$106,000
2	61			110,245	6,000	5,600	112,000
3	62			117,899	6,000	5,900	118,000
4	63			126,095	6,000	6,305	126,095
(1)	Guaranteed Lifetime Withdrawal Amount reflects amount available to withdraw during the next Contract Year.

•	At the end of Contract Years 1 through 4, a credit of 6% of the initial benefit base ($100,000) is applied, as withdrawals were not taken during this time period.

•	The benefit base at the end of Contract Year 4 is set equal to the Contract Value of $126,095 as it is greater than the benefit base plus the credit ($118,000 + $6,000 = $124,000).

•	The Guaranteed Lifetime Withdrawal Amount available for Contract Year 5 = 5% of the new benefit base ($126,095) = $6,305.

Example 6 ~ Single Life – Withdrawals Not Exceeding the Guaranteed Withdrawal Amount and Transitioned to Guaranteed Lifetime Withdrawal Amount

The values shown are based on the following assumptions:

•	Owner Age at issue = 52

•	Initial Purchase Payment = $100,000

•	Guaranteed Withdrawal Amount applies until the covered person is Age 60

Contract Year (end of year)	Age of Covered Person	Purchase Payment	Withdrawal	Contract Value	Credit	Available GWA/ GLWA(1)	Benefit Base
1	53	$100,000	$ 0	$100,122	$6,000	$5,300	$106,000
2	54		0	100,209	6,000	5,600	112,000
3	55		0	100,260	6,000	5,900	118,000
4	56		0	100,276	6,000	6,200	124,000
5	57		6,200	94,065	0	5,890	117,800
6	58		0	93,997	7,068	6,243	124,868
7	59		6,200	87,704	0	5,933	118,668
8	60		5,900	81,703	0	5,638	112,768
(1)	Guaranteed Withdrawal Amount / Guaranteed Lifetime Withdrawal Amount reflects amount available to withdraw during the next Contract Year.

•	At the end of Contract Years 1 through 4, a credit of 6% of the initial benefit base ($100,000) is applied, as withdrawals were not taken during this time period.

•	Benefit base at the end of year four = $124,000 ($118,000 + $6,000).

•	The Guaranteed Withdrawal Amount for Contract Year 5 = 5% of benefit base ($124,000) = $6,200.

•	A withdrawal of $6,200 is taken at the end of Contract Year 5, so a credit is not applied at the end of Contract Year 5.

•	The benefit base is reduced by the amount of the withdrawal, as the withdrawal is taken prior to attainment of age 60 of the covered person and the amount is not greater than the Guaranteed Withdrawal Amount.

•	Since the benefit base was recalculated at the end of Contract Year 5 due to a withdrawal in Contract Year 5 and there were no withdrawals during Contract Year 6, the credit to the benefit base at the end of Contract Year 6 is 7,068 (6% x 117,800).

•	The withdrawal in Contract Year 8 is taken prior to attainment of age 60.

•	At the end of Contract Year 8, the benefit base of $112,768 locks in as the benefit base as the covered person is age 60. The Guaranteed Withdrawal Amount for Contract Year 9 = 5% of benefit base ($112,768) = $5,638.

Example 7 ~ Single Life – Withdrawal Exceeding the Guaranteed Withdrawal Amount – Prior to Age 60

The values shown are based on the following assumptions:

•	Owner Age at issue = 54

•	Initial Purchase Payment = $100,000

•	Guaranteed Withdrawal Amount applies until the covered person is Age 60

Contract Year (end of year)	Age of Covered Person	Purchase Payment	Withdrawal	Contract Value	Credit	Available GWA/ GLWA(1)	Benefit Base
1	55	$100,000	$ 0	$100,122	$6,000	$5,300	$106,000
2	56		0	100,209	6,000	5,600	112,000
3	57		0	100,260	6,000	5,900	118,000
4	58		0	100,276	6,000	6,200	124,000
5	59		10,000	90,442	0	4,522	90,442
(1)	Guaranteed Withdrawal Amount / Guaranteed Lifetime Withdrawal Amount reflects amount available to withdraw during the next Contract Year.

•	Since there were no withdrawals during Contract Years 1 through 4, at the end of each of those Contract Years, a credit of 6% of the initial benefit base is applied = $6,000.

•	The benefit base at the end of Contract Year 4 = $124,000 ($118,000 + $6,000).

•	Guaranteed Withdrawal Amount for Contract Year 5 = 5% of benefit base ($124,000) = $6,200.

•	A withdrawal of $10,000 is taken in Contract Year 5. A credit is not applied.

•	The Contract Value prior to the withdrawal = $100,442.

•	The withdrawal is greater than the Guaranteed Withdrawal Amount = $6,200. This results in an excess withdrawal = $10,000 – $6,200 = $3,800.

•	The benefit base is recalculated to equal to $90,442 which is the lesser of the: Contract Value after the excess withdrawal = $100,442 – $10,000 = $90,442; or benefit base prior to the withdrawal minus the withdrawal = $124,000 – $10,000 = $114,000.

•	The Guaranteed Lifetime Withdrawal amount available for Contract Year 6 = 5% of the new benefit base ($90,442) = $4,522.

•	The Contract Value is reduced by the amount of the withdrawal.

Example 8 ~ Single Life – Enhanced Benefit Base

The values shown are based on the following assumptions:

•	Owner Age at issue = 60

•	Initial Purchase Payment = $100,000

•	Guaranteed Lifetime Withdrawal Amount immediately applies as the covered person is age 60 on the Issue Date

•	No withdrawals taken

Contract Year (end of year)	Age of Covered Person	Purchase Payment	Withdrawal	Contract Value	Credit	Available GLWA(1)	Benefit Base
1	61	$100,000	$0	$105,001	$6,000	$ 5,300	$106,000
2	62			110,245	6,000	5,600	112,000
3	63			115,748	6,000	5,900	118,000
4	64			121,522	6,000	6,200	124,000
5	65			127,584	6,000	6,500	130,000
6	66			133,949	6,000	6,800	136,000
7	67			140,635	6,000	7,100	142,000
8	68			147,659	6,000	7,400	148,000
9	69			155,041	6,000	7,752	155,041
10	70			162,795	9,302	10,000	200,000
(1)	Guaranteed Lifetime Withdrawal Amount reflects amount available to withdraw during the next Contract Year.

•	Since there were no withdrawals during Contract Years 1 through 9, at the end of each of those Contract Years, a credit of 6% of the initial benefit base is applied = $6,000.

•	At the end of Contract Year 9, an annual ratchet applies, as the Contract Value of $155,041 is greater than the benefit base of $154,000 ($148,000 + $6,000).

•	At the end of Contract Year 10, since there were no withdrawals, a credit of 6% of the last ratcheted benefit base ($155,041) applies = 6% x $155,041 = $9,302.

•	At the end of Contract Year 10, the benefit base = $155,041 + $9,302 = $164,343.

•	Since withdrawals were not taken during the first ten Contract Years, and the covered person has Attained Age 70, at the end of Contract Year 10, the benefit base is set equal to 200% of the initial Purchase Payment = $200,000 as it is greater than $164,343.

•	Guaranteed Lifetime Withdrawal Amount for Contract Year 11 = 5% of new benefit base ($200,000) = $10,000.

Example 9 ~ Single Life – Additional Purchase Payments

The values shown are based on the following assumptions:

•	Owner Age at issue = 60

•	Initial Purchase Payment = $100,000

•	Guaranteed Lifetime Withdrawal Amount immediately applies as the covered person is age 60 on the Issue Date

•	No withdrawals taken

Contract Year (end of year)	Age of Covered Person	Purchase Payment	Withdrawal	Contract Value	Credit	Available GLWA(1)	Benefit Base
1	61	$100,000	$0	$105,001	$ 6,000	$ 5,300	$106,000
2	62	25,000		136,496	7,500	6,925	138,500
3	63	25,000		169,559	9,000	8,625	172,500
4	64	25,000		204,271	10,500	10,400	208,000
5	65	0		214,463	10,500	10,925	218,500
6	66	0		225,163	10,500	11,450	229,000
7	67	0		236,399	10,500	11,975	239,500
8	68	0		248,202	10,500	12,500	250,000
9	69	0		258,310	10,500	13,025	260,500
10	70	0		268,828	10,500	13,750	275,000
(1)	Guaranteed Lifetime Withdrawal Amount reflects amount available to withdraw during the next Contract Year.

•	An additional Purchase Payment of $25,000 is made at the beginning of Contract Years 2, 3 and 4.

•	The benefit base is increased by the Purchase Payments.

•	The credit increases in Contract Years 2, 3 and 4 due to the additional Purchase Payments.

•	At the end of Contract Year 10, since there were no withdrawals, a credit of 6% of the total Purchase Payment applies = 6% x $175,000 = $10,500.

•	At the end of Contract Year 10, the benefit base = $260,500 + $10,500 = $271,000.

•	Since withdrawals were not taken during the first ten Contract Years, and the covered person has Attained Age 70, at the end of Contract Year 10, the benefit base is set equal to 200% of Purchase Payments in the first Contract Year, as well as 100% of Purchase Payments made in Contract Years 2 through 10 = ($100,000 x 200%) + ($75,000 x 100%) = $275,000.

•	The benefit base is set equal to $275,000 as it is greater than $271,000.

•	Guaranteed Lifetime Withdrawal Amount for Contract Year 11 = 5% of new benefit base ($275,000) = $13,750.

Appendix P

Equalizer Benefit Examples

Example 1 ~ Initial Benefit Period with No Withdrawals

The values shown are based on the following assumptions:

•	Your Issue Date is 5/1/2005. This is the date when we credit your initial Purchase Payment of $100,000 to your Contract.

•	On 6/1/2005, an additional Purchase Payment of $100,000 is made.

•	On 4/30/2015, the initial benefit period ends.

•	On 6/1/2015, an additional Purchase Payment of $50,000 is made.

•	On 4/30/2020, the subsequent benefit period ends.

Based on the above, we have the following values for the calculation of the Equalizer Benefit Credits

Date	Transaction	Contract Value Before Transaction	Purchase Payment or Withdrawal Amount	Total Purchase Payments in Benefit Period	Earnings(1)	Credit	Withdrawal Impact to Remaining Purchase Payments(2)	Remaining Purchase Payments(2)	Benefit Limit
5/1/2005	Purchase 1	$ 0	$100,000	$100,000				$100,000	$40,000
6/1/2005	Purchase 2	100,500	100,000	200,000				200,000	80,000
4/30/2015	End of Benefit Period 1	341,000		200,000	$141,000	$14,100		200,000	80,000
6/1/2015	Purchase 3	357,000	50,000	50,000				250,000	100,000
4/30/2020	End of Benefit Period 2	529,000		50,000	123,900	12,390		250,000	100,000
(1)	Earnings are the part of the Contract that are attributable to positive investment earnings in the Contract as of that day.
(2)	‘‘Withdrawal Impact to Remaining Purchase Payments’’ and ‘‘Remaining Purchase Payments’’ are only used to calculate the benefit limit and only subtracts the portion of a withdrawal that is greater than the difference between the Contract Value less any prior credits and the remaining Purchase Payments on that day.

•	On the Issue Date, a $100,000 Purchase Payment is made. The Equalizer Benefit Limit is equal to $40,000 ($100,000 x 40%).

•	On 6/1/2005, a $100,000 subsequent Purchase Payment is made, bringing the total Purchase Payments adjusted for withdrawals to $200,000. The Equalizer Benefit limit is equal to $80,000 ($200,000 x 40%).

•	At the end of the first benefit period, before any transactions, the Contract Value is $341,000. The earnings are $141,000 ($341,000 – $200,000) and the Equalizer Benefit is $14,100 ($141,000 x 10%). Because this number is less than the benefit limit of $80,000, the full $14,100 is credited.

•	On 6/1/2015, a $50,000 subsequent Purchase Payment is made, bringing the total Purchase Payments adjusted for withdrawals to $250,000 ($200,000+$50,000). The Equalizer Benefit Limit is $100,000 ($250,000 x 40%).

•	At the end of the second benefit period, before any transactions, the Contract Value is $529,000. The earnings are $123,900 ($529,000 – $341,000 – $50,000 – $14,100). The credit is the lesser of 10% of the earnings which is 12,390 ($123,900 x 10%) and the benefit limit at the end of the period ($100,000); thus, the credit is $12,390.

Example 2 ~ Impact of Withdrawal(s) on the Benefit Amount

This example is the same as Example 1 but has one withdrawal in each of the benefit periods.

•	On 7/1/2008, a withdrawal of $50,000 is disbursed from the Contract.

•	On 7/1/2018, a withdrawal of $100,000 is disbursed from the Contract.

Based on the above, we have the following values for the calculation of the Equalizer Benefit Credits

Date	Transaction	Contract Value Before Transaction	Purchase Payment or Withdrawal Amount	Total Purchase Payments in Benefit Period	Earnings(1)	Credit	Withdrawal Impact to Remaining Purchase Payments(2)	Remaining Purchase Payments(2)	Benefit Limit
5/1/2005	Purchase 1	$ 0	$100,000	$100,000				$100,000	$40,000
6/1/2005	Purchase 2	100,500	100,000	200,000				200,000	80,000
7/1/2008	Pre-Withdrawal	236,500		200,000	36,500			200,000	80,000
7/1/2008	Withdrawal	236,500	$50,000	200,000	0		13,500	186,500	74,600
4/30/2015	End of Benefit Period 1	269,000		200,000	119,000	11,900		186,500	74,600
6/1/2015	Purchase 3	282,000	50,000	50,000				236,500	94,600
7/1/2018	Pre-Withdrawal	391,000		50,000			0	236,500	94,600
7/1/2018	Withdrawal	391,000	100,000	50,000			0	236,500	94,600
4/30/2020	End of Benefit Period 2	322,000		50,000	91,100	9,110		236,500	94,600
(1)	Earnings are the part of the Contract that are attributable to positive investment earnings in the Contract as of that day.
(2)	‘‘Withdrawal Impact to Remaining Purchase Payments’’ and ‘‘Remaining Purchase Payments’’ are only used to calculate the benefit limit and only subtracts the portion of a withdrawal that is greater than the difference between the Contract Value less prior credits and the remaining Purchase Payments on that day.

•	On the Issue Date, a $100,000 Purchase Payment is made. The Equalizer Benefit Limit is equal to $40,000 ($100,000 x 40%).

•	On 6/1/2005, a $100,000 subsequent Purchase Payment is made, bringing the total Purchase Payments adjusted for withdrawals to $200,000. The Equalizer Benefit limit is equal to $80,000 ($200,000 x 40%).

•	On 7/1/2008, a $50,000 Withdrawal is made. The earnings pre-withdrawal is $36,500 ($236,500 – $200,000). This withdrawal reduces the remaining Purchase Payments used to calculate the Equalizer Benefit Limit by $13,500 ($50,000 – $36,500). The remaining Purchase Payments becomes $186,500 ($200,000 – $13,500). The resulting Equalizer Benefit Limit becomes $74,600 ($186,500 x 40%).

•	At the end of the first benefit period, before any transactions, the Contract Value is $269,000. The earnings are $119,000 ($269,000 – ($200,000 – $50,000)) and the Equalizer Benefit is $11,900 ($119,000 x 10%). Because this number is less than the benefit limit of $74,600, the full $11,900 is credited.

•	On 6/1/2015, a $50,000 subsequent Purchase Payment is made, bringing the total Purchase Payments adjusted for withdrawals to $236,500 ($186,500 + $50,000). The Equalizer Benefit Limit is $94,600 ($236,500 x 40%).

•	On 7/1/2018, a $100,000 subsequent Withdrawal is made. The difference between the Contract Value and the remaining Purchase Payments is $154,500 ($391,000 – $236,500). This withdrawal does not reduce the remaining Purchase Payments used to calculate the Equalizer benefit limit since the difference between the $100,000 and $154,500 is less than zero; thus, the withdrawal impact to remaining Purchase Payments is 0 and the remaining Purchase Payments remains at $236,500.

•	At the end of the second benefit period, before any transactions, the Contract Value is $322,000. The earnings are $91,100 ($322,000 – $269,000 – $50,000 + $100,000 – $11,900). The credit is the lesser of 10% of the earnings which is $9,110 ($91,100 x 10%) and the benefit limit at the end of the period ($94,600); thus, the credit is $9,110.

Appendix Q

State Variations of Certain Contract  Features

The following chart describes the material variation of certain features and/or benefits of the Contract in states where the Contract has been approved as of the date of the prospectus.

State	Feature	Variation
Connecticut	The Fixed Account and the Long-Term Guarantee Fixed Accounts

The allocation of any Net Purchase Payment to The Fixed Account and the Long-Term Guarantee Fixed Account will be limited to a maximum of 20% of the total Net Purchase Payment.

The Company will limit transfers from the Separate Account such that no transfer can cause The Fixed Account and the Long-Term Guarantee Fixed Account to exceed a maximum of 20% of the Contract Value.

Florida	Annuity Provisions	Waives CDSC for transfer of Contract Value to Annuity Option.
	Annuity Period	Any full or partial annuitization cannot be earlier than thirteen months after the Issue Date.
	Fixed Account with Long Term Guarantee	Not available.
Massachusetts	Nursing Home Waiver Benefit	Not available.
	Fixed Account for Dollar Cost Averaging	Maximum DCA Term is 12 months.
Minnesota	Fixed Account with Long Term Guarantee	Not available.
Missouri	Fixed Account with Long Term Guarantee	Not available.
New Jersey	Purchase Payments

For Contracts issued on or after May 1, 2010, the maximum amount of cumulative Purchase Payments is $1.5 million.

For Contracts issued prior to May 1, 2020, the maximum amount of cumulative Purchase Payments is $1.5 million if the Owner was 75 or younger when we issued the Contract or $500,000 if the Owner was older than age 75 or a non-natural person when we issued the Contract.

State	Feature	Variation
New York	Annuity Payments	If any Annuity Payment is less than $20, we reserve the right to change the payment basis to equivalent quarterly, semi-annual, or annual payments.
	Owner, Joint Owner, Annuitant	The Owner, Joint Owner, and the Annuitant may not be older than Age 85 on the Issue Date.
	Contract Termination	In order for the Company to terminate the Contract, no Purchase Payment may have been made for at least three consecutive years measured from the date of receipt of the last Purchase Payment.
	Annuity Period	Any full or partial annuitization cannot be earlier than thirteen months after the Issue Date.
	Fixed Account with Long Term Guarantee	Not available.
Guaranteed Minimum Accumulation Benefit Rider

A 26 year benefit period is available instead of a 20 year benefit.

To elect the 26 year benefit, you must not have attained Age 64 at the time of election.

To elect to 10 year benefit period, you must not have attained Age 80 at the time of election.

The reset option under the 10 year benefit is not available once you reach Age 80.

GMIB 5/6

You may apply all or a minimum of $10,000 of the GMIB value to a lifetime Annuity Option or a lifetime Annuity Option with period certain within the following guidelines: If your lifetime Annuity Option includes a period certain, the period certain cannot be greater than 15 years if the Annuitant is Age 65 or under; ten years if the Annuitant is at or between age 66 and 75; and five years if the Annuitant is at or between Age 76 and 90.

Nursing Home Benefit Rider

If the Owner is not eligible for this benefit at the time of Contract issue, the Owner will become automatically eligible for this benefit upon two years following the date of discharge from a licensed nursing care facility.

Oklahoma	Owner, Joint Owner, Annuitant	The Owner, Joint Owner, and the Annuitant may not be older than Age 85 on the Issue Date.

State	Feature	Variation
Oregon	Annuity Guidelines	Waives CDSC for transfer of Contract Value to Annuity Option.
	Fixed Account with Long Term Guarantee	Not available.
The Fixed Accounts

For Contracts issued after October 25, 2012, you may allocate up to 50% of each Purchase Payment between The Fixed Account and the Long-Term Guarantee Fixed Accounts.

For Contracts issued on or before October 25, 2012, you may allocate up to 70% of each Purchase Payment between The Fixed Account and the Long-Term Guarantee Fixed Accounts.

For Contracts issued after October 25, 2012, we currently limit any transfer from the Funds such that no transfer can cause your combined value in The Fixed Account and the Long-Term Guarantee Fixed Accounts to exceed 50% of your total Contract Value.

For Contracts issued on or before October 25, 2012, we currently limit any transfer from the Funds such that no transfer can cause your combined value in The Fixed Account and the Long-Term Guarantee Fixed Accounts to exceed 70% of your total Contract Value.

Pennsylvania	Fixed Account with Long Term Guarantee	Not available.
Texas	The Fixed Account and the Long-Term Guarantee Fixed Accounts

The allocation of any Net Purchase Payment to The Fixed Account and the Long-Term Guarantee Fixed Account will be limited to a maximum of 20% of the total Net Purchase Payment.

The Company will limit transfers from the Separate Account such that no transfer can cause The Fixed Account and the Long-Term Guarantee Fixed Account to exceed a maximum of 20% of the Contract Value.

Washington	Fixed Account for Dollar Cost Averaging	Maximum DCA Term is 12 months.
	Fixed Account with Long Term Guarantee	Not available.

The SAI contains additional information about the Separate Account. The SAI is incorporated into this prospectus by reference and it is legally part of this prospectus. We filed the SAI with the SEC. The SEC maintains a website (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC.

Reports and other information about the Separate Account, including the SAI, are available on the SEC website (www.sec.gov).

For a free copy of the SAI, other information about this Contract, or general inquiries, contact our Service Center:

MassMutual
Document Management Services – Annuities W360
PO Box 9067
Springfield, MA 01102-9067
(800) 272-2216
(Fax) (866) 329-4272
(Email) ANNfax@MassMutual.com
www.MassMutual.com

Investment Company Act file number: 811-08619
Securities Act file number: 333-112626
Class (Contract) Identifier: C000021315

AN3503

STATEMENT OF ADDITIONAL INFORMATION

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
(Insurance Company)

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 4
(Registered Separate Account)

MASSMUTUAL TRANSITIONS SELECTSM

April 27, 2026

This is not a prospectus. This Statement of Additional Information (SAI) should be read in conjunction with the prospectus dated April 27, 2026, for the individual deferred variable annuity contract which is referred to herein.

For a copy of the prospectus, call (800) 272-2216, visit online at www.MassMutual.com/MMTransitionsSelect, send an email request to MassMutualServiceCenter@MassMutual.com, or write to MassMutual®, Document Management Services – Annuities W360, PO Box 9067, Springfield, MA 01102-9067.

TABLE OF CONTENTS

	SAI	Prospectus
The Company ..........................................	2	20
The Separate Account ..................................	2	20
Assignment of Contract ................................	2	116
Distribution ............................................	3	115
Accumulation Units and Unit Value ....................	3	34
Transfers During the Income Phase .....................	4	36
Payment of Death Benefit ..............................	4	59
Annuity Payments .....................................	4	107
Experts ................................................	5
Financial Statements ...................................	5

1

AN3503-SAI

THE COMPANY

In this Statement of Additional Information, the “Company,” “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (MassMutual®). MassMutual and its domestic life insurance subsidiaries provide individual and group life insurance, disability insurance, individual and group annuities and guaranteed interest contracts to individual and institutional customers in all 50 states of the U.S., the District of Columbia and Puerto Rico. Products and services are offered primarily through MassMutual’s distribution channels: MassMutual Financial Advisors, MassMutual Strategic Distributors, Institutional Solutions and Worksite.

MassMutual was established on May 15, 1851 and is organized as a mutual life insurance company in the Commonwealth of Massachusetts. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

THE SEPARATE ACCOUNT

We established Massachusetts Mutual Variable Annuity Separate Account 4 (Separate Account) as a separate account under Massachusetts law on July 9, 1997. The Separate Account is registered with the SEC as a unit investment trust under the 1940 Act.

The Separate Account holds the assets that underlie the Contracts (and certain other contracts that we issue), except any assets allocated to our General Account. We keep the Separate Account assets separate from the assets of our General Account and other separate accounts. The Separate Account is divided into Sub-Accounts, each of which invests exclusively in a single Fund.

We own the assets of the Separate Account. We credit gains to, or charge losses against, the Separate Account, whether or not realized, without regard to the performance of other investment accounts. The Separate Account’s assets may not be used to pay any of our liabilities other than those arising from the Contracts (or other contracts that we issue and that are funded by the Separate Account). If the Separate Account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our General Account. The obligations of the Separate Account are not our generalized obligations and will be satisfied solely by the assets of the Separate Account. We are obligated to pay all amounts promised to investors under the Contract.

ASSIGNMENT OF CONTRACT

In certain states, the Contract cannot be assigned without MassMutual’s approval. MassMutual will refuse or accept any request to assign the Contract on a non-discriminatory basis. Please refer to your Contract.

MassMutual will not be charged with notice of any assignment of a contract or of the interest of any Beneficiary or of any other person unless the assignment is in writing and MassMutual receives the original or a true copy thereof at its Service Center. MassMutual assumes no responsibility for the validity of any assignment.

For qualified Contracts, the following exceptions and provisions should be noted:

(1)  No person entitled to receive Annuity Payments under a Contract or part or all of the Contract’s value will be permitted to commute, anticipate, encumber, alienate or assign such amounts, except upon the written authority of the Owner given during the Annuitant’s lifetime and received in Good Order by MassMutual at its Service Center. To the extent permitted by law, no Contract nor any proceeds or interest payable thereunder will be subject to the Annuitant’s or any other person’s debts, Contracts or engagements, nor to any levy or attachment for payment thereof;

(2)  If an assignment of a Contract is in effect on the maturity date, MassMutual reserves the right to pay to the assignee in one sum the amount of the Contract’s maturity value to which the assignee is entitled, and to pay any balance of such value in one sum to the Owner, regardless of any payment options which the Owner may have elected. Moreover, if an assignment of a contract is in effect at the death of the Annuitant prior to the maturity date, MassMutual will pay to the assignee in one sum the death benefit amount which corresponds to the death benefit choice in effect at the time of the Annuitant’s death. Any balance of such value will be paid to the Beneficiary in one sum or applied under one or more of the payment options elected;

(3)  Contracts used in connection with a tax-qualified retirement plan must be endorsed to provide that they may not be sold, assigned or pledged for any purpose unless they are owned by the trustee of a trust described in Internal Revenue Code of 1986, as amended (IRC), Section 401(a); and

(4)  Contracts issued under a plan for an Individual Retirement Annuity pursuant to IRC Section 408, or for a Roth Individual Retirement Annuity pursuant to IRC Section 408A, must be endorsed to provide that they are non-transferable. Such Contracts may not be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose by the Annuitant to any person or party other than MassMutual, except to a former spouse of the Annuitant in accordance with the terms of a divorce decree or other written instrument incident to a divorce.

Assignments may be subject to federal income tax.

2

DISTRIBUTION

We no longer offer the Contract for sale to the public. However, Owners may continue to make Purchase Payments to existing Contracts, subject to the limitations described in the prospectus.

Pursuant to separate underwriting agreements with the Company, on its own behalf and on behalf of the Separate Account, MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, serves as principal underwriter of the Contracts sold by its registered representatives, and MML Strategic Distributors, LLC (MSD), a subsidiary of MassMutual, serves as principal underwriter of the contracts sold by registered representatives of other broker-dealers who entered into distribution agreements with MSD.

MMLIS and MSD are located at 1295 State Street, Springfield, MA 01111-0001. MMLIS and MSD are registered with the SEC as broker-dealers under the Securities and Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA).

During the last three years, MMLIS and MSD were paid the compensation amounts shown below for their actions as principal underwriters for the Contracts described in the prospectus.

Year	MMLIS	MSD
2025	$270,221	$128,133
2024	$368,546	$170,991
2023	$431,875	$183,298

Commissions for sales of the Contracts by MMLIS registered representatives are paid by MassMutual on behalf of MMLIS to its registered representatives. Commissions for sales of the Contracts by registered representatives of other broker-dealers are paid by MassMutual on behalf of MSD to those broker-dealers.

During the last three years, commissions, as described in the prospectus, were paid by MassMutual through MMLIS and MSD as shown below.

Year	MMLIS	MSD
2025	$1,598,997	$1,005,284
2024	$1,867,307	$1,108,306
2023	$2,024,013	$1,083,882

The offering is on a continuous basis.

ACCUMULATION UNITS AND UNIT VALUE

During the Accumulation Phase, Accumulation Units shall be used to account for all amounts allocated to or withdrawn from the Sub-Accounts as a result of Purchase Payments, withdrawals, transfers, or fees and charges. MassMutual will determine the number of Accumulation Units of a Sub-Account purchased or canceled. This will be done by dividing the amount allocated to (or the amount withdrawn from) the Sub-Account by the dollar value of one Accumulation Unit of the Sub-Account as of the end of the Business Day during which the transaction is received at the Service Center.

The Accumulation Unit value for each Sub-Account was set on the date such Sub-Account became operative. Subsequent Accumulation Unit values for each Sub-Account are determined for each day in which the New York Stock Exchange is open for business (Business Day) by multiplying the Accumulation Unit value for the immediately preceding Business Day by the net investment factor for the Sub-Account for the current Business Day.

The net investment factor for each Sub-Account is determined by dividing A by B and subtracting C where:

A is (i) the net asset value per share of the funding vehicle or portfolio of a funding vehicle held by the Sub-Account for the current Business Day; plus (ii) any dividend per share declared on behalf of such funding vehicle or portfolio of a funding vehicle that has an ex-dividend date within the current Business Day; less (iii) the cumulative charge or credit for taxes reserved which is determined by MassMutual to have resulted from the operation or maintenance of the Sub-Account.

B is the net asset value per share of the funding vehicle or portfolio held by the Sub-Account for the immediately preceding Business Day, minus the cumulative charge or credit for taxes reserved which is determined by MassMutual to have resulted from the operation or maintenance of the Sub-Account as of the immediately preceding Business Day.

C is the cumulative charge since the immediately preceding Business Day for the insurance charges.

The Accumulation Unit value may increase or decrease from Business Day to Business Day.

3

TRANSFERS DURING THE INCOME PHASE

Transfers of annuity reserves between Sub-Accounts will be made by converting the number of annuity units attributable to the annuity reserves being transferred to the number of annuity units of the Sub-Account to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, Annuity Payments will reflect changes in the value of the new annuity units.

The amount transferred to the General Account from a Sub-Account will be based on the annuity reserves for the Contract. Transfers to the General Account will be made by converting the annuity units being transferred to purchase Fixed Annuity Payments under the Annuity Option in effect and based on the age of the Annuitant at the time of the transfer.

See the ‘‘Transfers and Transfer Programs’’ section in the prospectus for more information about transfers during the Income Phase.

PAYMENT OF DEATH BENEFIT

MassMutual will require due proof of death before any death benefit is paid. Due proof of death will be:

(1)  a certified death certificate;

(2)  a certified decree of a court of competent jurisdiction as to the finding of death; or

(3)  any other proof satisfactory to MassMutual.

All death benefits will be paid in accordance with applicable law or regulations governing death benefit payments.

The Beneficiary designation in effect on the date we issue the Contract will remain in effect until changed. Unless the Owner provides otherwise, the death benefit will be paid in equal shares to the Beneficiary(ies) as follows:

(1)  to the primary Beneficiary(ies) who survive the Owner’s and/or the Annuitant’s death, as applicable; or

(2)  if there is no primary Beneficiary who survives the Owner’s death and/or any Annuitant’s death, as applicable, to the contingent Beneficiary(ies) who survive the Owner’s and/or the Annuitant’s death, as applicable; or

(3)  if there is no primary or contingent Beneficiary who survives the Owner’s death and/or any Annuitant’s death, as applicable, to the Owner or the Owner’s estate.

You may name an irrevocable Beneficiary(ies). In that case, a change involving the irrevocable Beneficiary requires the consent of the irrevocable Beneficiary. If an irrevocable Beneficiary is named, the Owner retains all other contractual rights.

See the ‘‘Death Benefit’’ section in the prospectus for more information on death benefits.

ANNUITY PAYMENTS

A variable annuity payment is an annuity with payments which;

(1)  are not predetermined as to dollar amount; and

(2)  will vary in amount with the net investment results of the applicable Sub-Accounts.

Annuity Payments also depend upon the age of the Annuitant and any joint Annuitant and the assumed interest factor utilized and may vary by gender of the Annuitant and any joint Annuitant. The annuity table used will depend upon the Annuity Option chosen. The dollar amount of Annuity Payments after the first is determined as follows:

(1)  The dollar amount of the first annuity payment is divided by the value of an annuity unit as of the Annuity Date. This establishes the number of annuity units for each annuity payment. The number of annuity units will remain the same for the life of the Contract unless you transfer among investment options during the Income Phase or if you elected an Annuity Option with reduced payments to the survivor and the reduced payments to a survivor commence.

(2)  For each Sub-Account, the fixed number of annuity units is multiplied by the annuity unit value on each subsequent annuity payment date.

(3)  The total dollar amount of each variable annuity payment is the sum of all Sub-Account variable Annuity Payments.

The number of annuity units is determined as follows:

(1)  The number of annuity units credited in each Sub-Account will be determined by dividing the product of the portion of the Contract Value to be applied to the Sub-Account and the annuity purchase rate by the value of one annuity unit in that Sub-Account on the Annuity Date. The purchase rates are set forth in the variable annuity rate tables in the Contract.

(2)  For each Sub-Account, the amount of each annuity payment equals the product of the Annuitant’s number of annuity units and the annuity unit value on the payment date. The amount of each payment may vary.

4

The value of any annuity unit for each Sub-Account was set on the date such Sub-Account became operative. The Sub-Account annuity unit value at the end of any subsequent valuation period is determined as follows:

(1)  The net investment factor for the current Business Day is multiplied by the value of the annuity unit for the Sub-Account for the immediately preceding Business Day.

(2)  The result in (1) is then divided by an assumed investment rate factor. The assumed investment rate factor equals 1.00 plus the assumed investment rate for the number of days since the preceding Business Day. The assumed investment rate is based on an effective annual rate of 4%.

The value of an annuity unit may increase or decrease from Business Day to Business Day. See the Income Phase section in the prospectus for more information.

EXPERTS

The financial statements of Massachusetts Mutual Variable Annuity Separate Account 4 as of December 31, 2025 and for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended and the statutory financial statements of Massachusetts Mutual Life Insurance Company (the Company) as of December 31, 2025 and 2024, and for each of the years in the three-year period ended December 31, 2025, each have been included in this Statement of Additional Information herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, each of which are also included herein, and upon the authority of said firm as experts in accounting and auditing. KPMG LLP’s report, dated February 26, 2026, states that the Company prepared its financial statements using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (statutory accounting practices), which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, KPMG LLP’s report states that the financial statements of the Company are not intended to be and, therefore, are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in accordance with the statutory accounting practices. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.

FINANCIAL STATEMENTS

The December 31, 2025 financial statements of Massachusetts Mutual Variable Annuity Separate Account 4 and the December 31, 2025 financial statements of Massachusetts Mutual Life Insurance Company are incorporated into this SAI by reference to Massachusetts Mutual Variable Annuity Separate Account 4’s most recent Form N-VPFS (“Form N-VPFS”) filed with the SEC.

5

AN3503-SAI

PART C
OTHER INFORMATION

Item 27.	Exhibits
Exhibit (a)

Board of Directors of Massachusetts Mutual Life Insurance Company authorizing the establishment of the Separate Account 4 – Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement File No. 333-202684 filed April 28, 2021

Exhibit (b)	Not Applicable.
Exhibit (c)	i.

Underwriting and Servicing Agreement dated December 16, 2014 by and between MML Investors Services, LLC and Massachusetts Mutual Life Insurance Company – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

ii.

Underwriting and Servicing Agreement (Distribution Servicing Agreement) dated April 1, 2014 between MML Strategic Distributors, LLC and Massachusetts Mutual Life Insurance Company – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

iii.

Template for Insurance Product Distribution Agreement (version 4/2021) (MML Strategic Distributors, LLC, Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company)   – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-255824 filed April 25, 2023

Exhibit (d)	i.	1.	Form of Individual Annuity Contract – Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement File No. 333-112626 filed January 27, 2022
		2.	Form of Individual Annuity Contract (9/8/2008 Version) – Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement File No. 333-112626 filed January 27, 2022
	ii.	1.	Form of Contract Schedule – Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement File No. 333-112626 filed January 27, 2022
		2.	Form of Contract Schedule (9/8/2008 Version) – Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement File No. 333-112626 filed January 27, 2022
	iii.	Death Benefit Rider with Annual Ratchet Feature – Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement File No. 333-112626 filed January 27, 2022
	iv.	Equalizer Benefit Rider – Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement File No. 333-112626 filed January 27, 2022
	v.	Fixed Account with Declared Interest Rate Rider – Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement File No. 333-112626 filed January 27, 2022
	vi.	Fixed Account for Dollar Cost Averaging Rider – Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement File No. 333-112626 filed January 27, 2022
	vii.	Fixed Account with Long Term Guarantee Rider – Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement File No. 333-112626 filed January 27, 2022
	viii.	Guaranteed Minimum Accumulation Benefit Rider – Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement File No. 333-112626 filed January 27, 2022
	ix.	Form of Guaranteed Minimum Income Benefit Rider and Endorsements
		1.	Guaranteed Minimum Income Benefit Rider – Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement File No. 333-112626 filed January 27, 2022
		2.	Endorsement Amending the Guaranteed Minimum Income Benefit Rider – Incorporated by reference to Pre-Effective Amendment No. 32 to Registration Statement File No. 333-112626 filed July 22, 2020

		3.	Endorsement Amending the Guaranteed Minimum Income Benefit Rider (CA) – Incorporated by reference to Pre-Effective Amendment No. 32 to Registration Statement File No. 333-112626 filed July 22, 2020
		4.	Endorsement Amending the Guaranteed Minimum Income Benefit Rider (FL) – Incorporated by reference to Pre-Effective Amendment No. 32 to Registration Statement File No. 333-112626 filed July 22, 2020
		5.	Endorsement Amending the Guaranteed Minimum Income Benefit Rider (TX) – Incorporated by reference to Pre-Effective Amendment No. 32 to Registration Statement File No. 333-112626 filed July 22, 2020
		6.	Endorsement Amending the Guaranteed Minimum Income Benefit Rider (VA) – Incorporated by reference to Pre-Effective Amendment No. 32 to Registration Statement File No. 333-112626 filed July 22, 2020
		7.	GMIB Exchange Right & Notice of GMIB Rider Charge Increase – Incorporated by reference to Pre-Effective Amendment No. 32 to Registration Statement File No. 333-112626 filed July 22, 2020
		8.	GMIB Exchange Right & Notice of GMIB Rider Charge Increase (IL) – Incorporated by reference to Pre-Effective Amendment No. 32 to Registration Statement File No. 333-112626 filed July 22, 2020
		9.	GMIB Rider Exchange Acceptance Form (IL) – Incorporated by reference to Pre-Effective Amendment No. 32 to Registration Statement File No. 333-112626 filed July 22, 2020
		10.	GMIB Rider Exchange Acceptance Form – Incorporated by reference to Pre-Effective Amendment No. 32 to Registration Statement File No. 333-112626 filed July 22, 2020
	x.	Guaranteed Minimum Withdrawal Benefit Rider – Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement File No. 333-112626 filed January 27, 2022
	xi.	IRA Rider – Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement File No. 333-112626 filed January 27, 2022
	xii.	Lifetime Income Rider – Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement File No. 333-112626 filed January 27, 2022
	xiii.	Nursing Home Benefit Rider – Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement File No. 333-112626 filed January 27, 2022
	xiv.	Qualified Plan Rider – Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement File No. 333-112626 filed January 27, 2022
	xv.	Roth IRA Rider – Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement File No. 333-112626 filed January 27, 2022
	xvi.	SIMPLE IRA Rider – Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement File No. 333-112626 filed January 27, 2022
	xvii.	Unisex Annuity Rates Rider – Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement File No. 333-112626 filed January 27, 2022
Exhibit (e)	i.	Form of Individual Annuity Application – Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement File No. 333-112626 filed January 27, 2022
Exhibit (f)	i.

Copy of Charter documentation as amended through August 10, 2008 of Massachusetts Mutual Life Insurance Company – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

ii.

By-Laws of Massachusetts Mutual Life Insurance Company as adopted April 8, 2015 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

Exhibit (g)	Not Applicable.
Exhibit (h)	i.	Fund Participation Agreements
		a.	AIM Funds (Invesco Funds)
1.

Participation Agreement dated April 30, 2004 with revised Schedule A as of July 6, 2005 (AIM Variable Insurance Funds, A I M Distributors, Inc., and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

				i.	Amendment No. 1 effective as of July 1, 2008 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
				ii.	Amendment No. 2 effective April 30, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
				iii.	Amendment No. 3 effective May 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

		iv.	Amendment dated May 3, 2021 regarding Rules 30e-3 and 498A – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
2.

Financial Support Agreement dated October 1, 2016 (Invesco Distributors, Inc. and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement File No. 333-150916 filed April 26, 2017

		i.	Amendment No. 1 dated May 24, 2019 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
		ii.	Amendment No. 2 effective April 1, 2022 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-255824 filed April 25, 2023
3.

Administrative Services Agreement dated October 1, 2016 (Invesco Advisers, Inc. and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

b.	Fidelity® Funds
1.

Amended and Restated Participation Agreement dated May 22, 2017 (Fidelity® Variable Insurance Products Fund, Fidelity® Variable Insurance Products Fund II, Fidelity® Variable Insurance Products Fund III, Fidelity® Variable Insurance Products Fund IV, Fidelity® Variable Insurance Products Fund V, Fidelity Distributors Corporation and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement File No. 333-202684 filed April 24, 2018

		i.	First Amendment dated May 22, 2017 – Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement File No. 333-202684 filed April 24, 2018
		ii.	Amendment dated January 21, 2019 – Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement File No. 333-202684 filed April 25, 2019
		iii.	Amendment dated October 1, 2020 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		iv.	Amendment dated March 1, 2021 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		v.	Amendment dated October 18, 2023 – Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-255824 filed April 25, 2024
2.

Summary Prospectus Agreement effective May 1, 2011 (Fidelity Distributors Corporation and Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company, and MML Bay State Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

3.

Service Contract dated January 1, 2004 (MML Investors Services, LLC, MML Strategic Distributors, LLC, and MML Distributors, LLC and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

		i.	First Amendment dated October 1, 2008 – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017
		ii.	Second Amendment dated May 22, 2017 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
		iii.	Third Amendment dated November 1, 2018 – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021
iv.

Fourth Amendment dated September 28, 2021 (C.M. Life Insurance Company becomes a party to the Agreement) – Incorporated by reference to Registration Statement File No. 333-206438 filed November 15, 2021

	4.	Service Agreement dated October 1, 1999 – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017
		i.	Amendment dated May 22, 2017 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
		ii.	Second Amendment dated December 13, 2017 – Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement File No. 333-150916 filed April 24, 2018
		iii.	Third Amendment dated January 1, 2021 – Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement File No. 333-202684 filed April 28, 2021

c.	Ivy Funds
1.

Participation Agreement dated as of October 25, 2012 (Waddell & Reed, Inc., Ivy Funds Variable Insurance Portfolios and Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-255824 filed August 24, 2021

		i.	First Amendment dated January 18, 2013 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-255824 filed August 24, 2021
		ii.	Second Amendment dated June 12, 2015 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
		iii.	Third Amendment dated February 18, 2016 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
		iv.	Fourth Amendment dated October 1, 2016 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
		v.	Fifth Amendment dated March 1, 2017 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
		vi.	Sixth Amendment dated May 1, 2021 regarding Rules 30e-3 and 498a – Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement File No. 333-112626 filed January 27, 2022
vii.

Seventh Amendment dated October 20, 2021 (C.M. Life Insurance Company becomes a party to the Agreement) – Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement File No. 333-112626 filed January 27, 2022

2.

Services Agreement dated October 25, 2012 by and among Waddell & Reed, Inc., Massachusetts Mutual Life Insurance Company and MML Distributors, LLC – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021

		i.	Amendment No. 1 effective April 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
		ii.	Amendment No. 2 effective April 15, 2015 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
		iii.	Amendment No. 3 dated October 1, 2016 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
iv.

Amendment No. 4 dated October 20, 2021 (C.M. Life Insurance Company becomes a party to the Agreement) – Incorporated by reference to Post-Effective Amendment No. 35 to Registration Statement File No. 333-112626 filed January 27, 2022

d.	MML Funds
1.

Participation Agreement dated August 15, 2008 (MML Series Investment Fund, American Funds Insurance Series, Capital Research and Management Company, and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Initial Registration Statement File No. 333-259818 filed September 27, 2021

i.

First Amendment to Participation Agreement effective March 17, 2017 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-259818 filed on or about April 24, 2026

ii.

Second Amendment to Participation Agreement effective March 31, 2026 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-259818 filed on or about April 24, 2026

2.

Participation Agreement dated November 17, 2005 (MML Series Investment Fund, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

		i.	First Amendment effective November 17, 2005 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		ii.	Second Amendment dated as of August 26, 2008 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		iii.	Third Amendment dated April 9, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		iv.	Fourth Amendment dated and effective July 23, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

		v.	Fifth Amendment dated August 28, 2012 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		vi.	Sixth Amendment dated April 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		vii.	Seventh Amendment dated August 11, 2015 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		viii.	Eighth Amendment dated February 20, 2020 – Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-202684 filed April 28, 2020
		ix.	Ninth Amendment dated June 2, 2021 regarding Rules 30e-3 and 498A – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-255824 filed August 24, 2021
e.	MML II Funds
1.

Participation Agreement dated November 17, 2005 (MML Series Investment Fund II, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

		i.	First Amendment effective November 17, 2005 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		ii.	Second Amendment dated as of August 26, 2008 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		iii.	Third Amendment dated as of April 9, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		iv.	Fourth Amendment dated and effective July 23, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		v.	Fifth Amendment dated August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		vi.	Sixth Amendment dated and effective August 28, 2012 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		vii.	Seventh Amendment dated and effective November 12, 2012 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		viii.	Eighth Amendment dated April 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		ix.	Ninth Amendment dated August 11, 2015 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		x.	Tenth Amendment dated February 20, 2020 – Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-202684 filed April 28, 2020
		xi.	Eleventh Amendment dated June 2, 2021 regarding Rules 30e-3 and 498A – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-255824 filed August 24, 2021
f.	PIMCO Funds
1.

Participation Agreement dated as of April 21, 2006 (Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company and PIMCO Variable Insurance Trust and Allianz Global Investors Distributors LLC) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

		i.	Amendment No. 1 effective as of June 30, 2008 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		ii.	New Agreements and Amendments dated November 10, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		iii.	Amendment effective as of May 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

			iv.	Amendment signed March 1, 2017 – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-95845 filed April 26, 2017
		2.	Termination Agreement dated November 10, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
3.

Selling Agreement executed on April 26, 2006 (Allianz Global Investors Distributors LLC, Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) for Advisor Class Shares of PIMCO Variable Insurance Trust – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

4.

Services Agreement (Trust) for PIMCO Variable Insurance Trust (Pacific Investment Management Company LLC, Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) effective as of March 1, 2017 – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

			i.	Amendment No. 1 dated November 1, 2020 – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-150916 filed April 28, 2021
	g.	Voya Funds
1.

Participation Agreement dated April 26, 2006 (Massachusetts Mutual Life Insurance Company, ING Funds Distributor, LLC and ING Variable Products Trust) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

			i.	Amendment dated May 28, 2007 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
			ii.	Amendment dated April 3, 2008 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
			iii.	Amendment dated September 6, 2008 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
			iv.	Amendment dated May 27, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
			v.	Amendment dated January 17, 2014 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
			vi.	Amendment dated December 23, 2014 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
			vii.	Amendment dated June 29, 2016 – Incorporated by reference to Post-Effective Amendment No. 26 to Registration Statement File No. 333-112626 filed April 26, 2017
ii.	Rule 22c-2 Agreements (Shareholder Information Agreements)
a.

AIM Investment Services, Inc. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

		1.	Amendment No. 1 dated June 30, 2020 – Incorporated by reference to Pre-Effective Amendment 3 to Registration Statement File No. 333-229670 filed October 2, 2020
b.

Fidelity Distributors Corporation effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

c.

Ivy Funds Variable Insurance Portfolios Amended and Restated Agreement dated November 13, 2012 (Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Initial Registration Statement File No. 333-259818 filed September 27, 2021

d.

MML Series Investment Fund effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

e.

MML Series Investment Fund II effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

f.

PIMCO Variable Insurance Trust effective October 16, 2007 (Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

g.

Voya Variable Products Trust effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

Exhibit (i)	Not Applicable.
Exhibit (j)	Not Applicable.
Exhibit (k)	Opinion and Consent of Counsel – Incorporated by reference to Post-Effective Amendment No. 37 to Registration Statement File No. 333-112626 filed April 28, 2022

Exhibit (l)	i.	Auditor Consents (*):
		•	Company Financial Statements
		•	Separate Account Financial Statements
ii.

Resolution Regarding the Rules and Regulations of the Board of Directors dated February 13, 2019 – Incorporated by reference to Pre-Effective Amendment No. 3 to Registration Statement File No. 333-229670 filed October 2, 2020

Exhibit (m)	Not Applicable.
Exhibit (n)	Not Applicable.
Exhibit (o)	Not Applicable.
Exhibit (p)	i.	a.	Powers of Attorney for:
			•	Roger W. Crandall
			•	Kathleen A. Corbet
			•	James H. DeGraffenreidt, Jr.
			•	Mary Jane Fortin
			•	Isabella D. Goren
			•	Bernard A. Harris, Jr.
			•	Michelle K. Lee
			•	Jeffrey M. Leiden
			•	Laura J. Sen
			•	Amy M. Stepnowski
– Incorporated by reference to Post-Effective Amendment No. 8 to Registration Statement File No. 333-255824 filed April 25, 2025
		b.	Powers of Attorney for:
			•	Gregory Giardiello
			•	David H. Long
– Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement File No. 333-255824 filed September 4, 2025
		c.	Power of Attorney for:
			•	Michael Thomas Rollings
– Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement File No. 333-255824 filed December 18, 2025
Exhibit (q)	Not Applicable.
Exhibit (r)	Not Applicable.
(*)	Filed herewith

Item 28.       Directors and Officers of the Insurance Company

Directors of Massachusetts Mutual Life Insurance Company

Roger W. Crandall, Director, Chairman 1295 State Street Springfield, MA 01111	Kathleen A. Corbet, Director 34 Louises Lane New Canaan, CT 06840	Isabella D. Goren, Director 8030 Acoma Lane Dallas, TX 75252
Michael T. Rollings, Director 9625 E AW Tillinghast Road Scottsdale, AZ 85262	James H. DeGraffenreidt, Jr., Director 406 Cedarcroft Road Baltimore, MD 21212	Michelle K. Lee, Director 19952 Moran Lane Saratoga, CA 95070
Jeffrey M. Leiden, Director 127 South Beach Road Hobe Sound, FL 33455	Laura J. Sen, Director 95 Pembroke Street, Unit 1 Boston, MA 02118	Amy M. Stepnowski 29 Newgate Drive Glastonbury, CT 06033
David H. Long, Director 10 Strawberry Hill Street Dover, MA 02030	Bernard A. Harris, Jr., Director 3333 Allen Parkway, #1709 Houston, Texas 77019

Principal Officers of Massachusetts Mutual Life Insurance Company

Roger W. Crandall, President and Chief Executive Officer 1295 State Street Springfield, MA 01111	Eric Partlan, Chief Investment Officer 10 Fan Pier Boulevard Boston, MA 02210
Julieta Sinisgalli, Treasurer 10 Fan Pier Boulevard Boston, MA 02210	John Rugel, Head of Operations 10 Fan Pier Boulevard Boston, MA 02210
Michael J. O’Connor, General Counsel 1295 State Street Springfield, MA 01111	Susan Cicco, Chief of Staff to the Chairman & CEO 1295 State Street Springfield, MA 01111
Mary Jane Fortin, Chief Financial Officer 10 Fan Pier Boulevard Boston, MA 02210	Sears Merritt, Head of Technology & Experience 10 Fan Pier Boulevard Boston, MA 02210
Dominic Blue, Head of Third-Party Distribution and New Markets 1295 State Street Springfield, MA 01111	Geoffrey Craddock, Chief Risk Officer 10 Fan Pier Boulevard Boston, MA 02210
Paul LaPiana, Head of Brand, Product and Affiliated Distribution 1295 State Street Springfield, MA 01111	Tokunbo Akinbajo, Corporate Secretary 1295 State Street Springfield, MA 01111
Gregory Giardiello, Corporate Controller 10 Fan Pier Boulevard Boston, MA 02210

Item 29.       Persons Controlled by or Under Common Control with the Insurance Company or the Registered Separate Account

Item 30.       Indemnification

MassMutual directors and officers are indemnified under Article V. of the by-laws of Massachusetts Mutual Life Insurance Company, as set forth below.

ARTICLE V. of the By-laws of MassMutual provides for indemnification of directors and officers as follows:

“ARTICLE V.

INDEMNIFICATION

Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;

(b)	any individual who serves at the request of the Company as a director, board member, committee member, partner, trustee, officer or employee of any foreign or domestic organization or any separate investment account; or

(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any threatened, pending or completed action, claim, suit, investigation or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened to be involved, by reason of any alleged act, omission or otherwise while serving in any such capacity, whether such action, claim, suit, investigation or proceeding is civil, criminal, administrative, arbitrative, or investigative and/or formal or informal in nature. Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives.

Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his or her delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any such paragraph. The termination of any action, claim, suit, investigation or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in the best interests of the Company.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.”

To provide certainty and more clarification regarding the indemnification provisions of the Bylaws set forth above, MassMutual has entered into indemnification agreements with each of its directors, and with each of its officers who serve as a director of a subsidiary of MassMutual, (a “Director”). Pursuant to the Agreements, MassMutual agrees to indemnify a Director, to the extent legally permissible, against (a) all expenses, judgments, fines and settlements (“Costs”), liabilities, and penalties paid in connection with a proceeding involving the Director because he or she is a director if the Director (i) acted in good faith, (ii) reasonably believed the conduct was in the Company’s best interests; (iii) had no reasonable cause to believe the conduct was unlawful (in a criminal proceeding); and, (iv) engaged in conduct for which the Director shall not be liable under MassMutual’s Charter or By-Laws. MassMutual further agrees to indemnify a Director, to the extent permitted by law, against all Costs paid in connection with any proceeding (i) unless the Director breached a duty of loyalty, (ii) except for liability for acts or omissions not in good faith, involving intentional misconduct or a knowing violation of law, (iii) except for liability under Section 6.40 of Chapter 156D of Massachusetts Business Corporation Act (“MBCA”), or (iv) except for liability related to any transaction from which the Director derived an improper benefit. MassMutual will also indemnify a Director, to the fullest extent authorized by the MBCA, against all expenses to the extent the Director has been successful on the merits or in defense of any proceeding. If any court determines that despite an adjudication of liability to MassMutual or its subsidiary that the Director is entitled to indemnification, MassMutual will indemnify the Director to the extent permitted by law. Subject to the Director’s obligation to pay MassMutual in the event that the Director is not entitled to indemnification, MassMutual will pay the expenses of the Director prior to a final determination as to whether the Director is entitled to indemnification.

Item 31.         Principal Underwriters

(a)

MML Investors Services, LLC (“MMLIS”) acts as principal underwriter of the contracts/policies/certificates sold by its registered representatives and MML Strategic Distributors, LLC (“MSD”) serves as principal underwriter of the contracts/policies/certificates sold by registered representatives of other broker-dealers who have entered into distribution agreements with MSD.

MMLIS and MSD either jointly or individually act as principal underwriters for:

Massachusetts Mutual Variable Life Separate Account I, Massachusetts Mutual Variable Annuity Separate Account 1, Massachusetts Mutual Variable Annuity Separate Account 2, Massachusetts Mutual Variable Annuity Separate Account 3, Massachusetts Mutual Variable Annuity Separate Account 4, Panorama Separate Account, Connecticut Mutual Variable Life Separate Account I, MML Bay State Variable Life Separate Account I, MML Bay State Variable Annuity Separate Account 1, Panorama Plus Separate Account, C.M. Multi-Account A, C.M. Life Variable Life Separate Account I, Massachusetts Mutual Variable Life Separate Account II.

(b)	MMLIS and MSD are the principal underwriters for this Contract. The following people are officers and directors of MMLIS and officers and directors of MSD:

DIRECTORS AND OFFICERS OF MML INVESTORS SERVICES, LLC

Name	Positions and Offices	Principal Business Address
Vaughn Bowman	Director, Chairman of the Board, Chief Executive Officer, and President	*
John Vaccaro	Director and Chairman Emeritus	*
Geoffrey Craddock	Director	10 Fan Pier Boulevard Boston, MA 02210
Paul LaPiana	Director	*
Jennifer Reilly	Director	10 Fan Pier Boulevard Boston, MA 02210
Joseph Mallee	Director, Agency Field Force Supervisor and Vice President	*
David Mink	Vice President and Chief Operations Officer	*
Frank Rispoli	Chief Financial Officer and Treasurer	10 Fan Pier Boulevard Boston, MA 02210
Edward K. Duch, III	Chief Legal Officer, Vice President, and Secretary	*
Courtney Reid	Chief Compliance Officer	*
James P. Puhala	Deputy Chief Compliance Officer	*
Michael Gilliland	Deputy Chief Compliance Officer	*
Thomas Bauer	Chief Technology Officer	*
Anthony Frogameni	Chief Privacy Officer	*
Linda Bestepe	Vice President	*
Brian Foley	Vice President	10 Fan Pier Boulevard Boston, MA 02210
James Langham	Vice President	*
Michael Thomas	Vice President	2 Park Ave New York, NY 10016
Daken Vanderburg	Vice President	*
Mary B. Wilkinson	Vice President	10 Fan Pier Boulevard Boston, MA 02210
George Randall	Field Risk Officer	*
Alyssa O’Connor	Assistant Secretary	*
Pablo Cabrera	Assistant Treasurer	10 Fan Pier Boulevard Boston, MA 02210
Jeffrey Sajdak	Assistant Treasurer	*
Elizabeth Marin	Assistant Treasurer	*
Kevin Lacomb	Assistant Treasurer	10 Fan Pier Boulevard Boston, MA 02210
Tricia Cohen	Continuing Education Officer	*
Mario Morton	Registration Manager	*
Kelly Pirrotta	AML Compliance Officer	*
John Rogan	Regional Vice President	*
Sarah Hedges	Regional Vice President	*
David Smith	Regional Vice President	*
Tanya Wilber	Regional Vice President	*

* 1295 State Street, Springfield, MA 01111-0001

DIRECTOR AND OFFICERS OF MML STRATEGIC DISTRIBUTORS, LLC

Name	Positions and Offices	Principal Business Address
Dominic Blue	Director and Chairman of the Board	*
Matthew DiGangi	Director, Chief Executive Officer, and President	*
Geoffrey Craddock	Director	10 Fan Pier Boulevard Boston, MA 02210
Jennifer Reilly	Director	10 Fan Pier Boulevard Boston, MA 02210
Frank Rispoli	Chief Financial Officer and Treasurer	10 Fan Pier Boulevard Boston, MA 02210
Edward K. Duch, III	Chief Legal Officer, Vice President, and Secretary	*
James P. Puhala	Vice President and Chief Compliance Officer	*
Vincent Baggetta	Chief Risk Officer	*
Paul LaPiana	Vice President	*
Anna Sciortino	Vice President	10 Fan Pier Boulevard Boston, MA 02210
Alyssa O’Connor	Assistant Secretary	*
Pablo Cabrera	Assistant Treasurer	10 Fan Pier Boulevard Boston, MA 02210
Jeffrey Sajdak	Assistant Treasurer	*
Elizabeth Marin	Assistant Treasurer	*
Mario Morton	Registration Manager	*
Kelly Pirrotta	AML Compliance Officer	*
(*)	1295 State Street, Springfield, MA 01111-0001

(c)

Compensation From the Registrant
For information about all commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registered Separate Account during the Registered Separate Account’s last fiscal year, refer to the “Distribution” section of the Statement of Additional Information.

Item 32.        Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registered Separate Account through Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001.

Item  33.        Management Services

Not Applicable

Item 34.        Fee Representation

REPRESENTATION UNDER SECTION 26(f)(2)(A) OF
THE INVESTMENT COMPANY ACT OF 1940

Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the MassMutual Transitions SelectSM (Transitions Select) contract described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

SIGNATURES

Pursuant to the requirements of Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Wilmington, and the State of North Carolina on this 24th day of April, 2026.

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 4
(Registered Separate Account)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
(Insurance Company)

By	ROGER W. CRANDALL* Roger W. Crandall President and Chief Executive Officer (principal executive officer) Massachusetts Mutual Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
ROGER W. CRANDALL * Roger W. Crandall	Director and Chief Executive Officer (principal executive officer)	April 24, 2026
MARY JANE FORTIN * Mary Jane Fortin	Chief Financial Officer (principal financial officer)	April 24, 2026
GREGORY GIARDIELLO * Gregory Giardiello	Corporate Controller (principal accounting officer)	April 24, 2026
KATHLEEN A. CORBET * Kathleen A. Corbet	Director	April 24, 2026
JAMES H. DEGRAFFENREIDT, JR. * James H. DeGraffenreidt, Jr.	Director	April 24, 2026
ISABELLA D. GOREN * Isabella D. Goren	Director	April 24, 2026
BERNARD A. HARRIS, JR. * Bernard A. Harris, Jr.	Director	April 24, 2026

MICHELLE K. LEE * Michelle K. Lee	Director	April 24, 2026
JEFFREY M. LEIDEN * Jeffrey M. Leiden	Director	April 24, 2026
DAVID H. LONG * David H. Long	Director	April 24, 2026
MICHAEL THOMAS ROLLINGS * Michael Thomas Rollings	Director	April 24, 2026
LAURA J. SEN * Laura J. Sen	Director	April 24, 2026
AMY M. STEPNOWSKI * Amy M. Stepnowski	Director	April 24, 2026
/s/ GARY F. MURTAGH * Gary F. Murtagh Attorney-in-Fact pursuant to Powers of Attorney

INDEX TO EXHIBITS

Item No.	Exhibit
Item 27.	Exhibit (l)	i.	Auditor Consents
			•	Company Financial Statements
			•	Separate Account Financial Statements